                       WORLD EQUITY BENCHMARK SHARES(SM)
                             WEBS INDEX FUND, INC.

                                                                     [WEBS LOGO]
    WEBS Index Fund, Inc. (the "Fund") is an index fund consisting of separate series (each, a "WEBS Index Series"), each of which invests primarily in common stocks in an effort to track the performance of a specified foreign equity market index. The initial seventeen WEBS Index Series offered by this Prospectus are the Australia WEBS Index Series, the Austria WEBS Index Series, the Belgium WEBS Index Series, the Canada WEBS Index Series, the France WEBS Index Series, the Germany WEBS Index Series, the Hong Kong WEBS Index Series, the Italy WEBS Index Series, the Japan WEBS Index Series, the Malaysia (Free) WEBS Index Series, the Mexico (Free) WEBS Index Series, the Netherlands WEBS Index Series, the Singapore (Free) WEBS Index Series, the Spain WEBS Index Series, the Sweden WEBS Index Series, the Switzerland WEBS Index Series and the United Kingdom WEBS Index Series.

    The investment objective of each WEBS Index Series of the initial seventeen WEBS Index Series is to seek to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in particular markets, as represented by a particular foreign equity securities index compiled by Morgan Stanley Capital International ("MSCI"). THE MSCI INDICES (AS DEFINED HEREIN) UTILIZED BY THE FUND REFLECT THE REINVESTMENT OF NET DIVIDENDS (EXCEPT FOR THE MSCI MEXICO (FREE) INDEX UTILIZED BY THE MEXICO (FREE) WEBS INDEX SERIES, WHICH REFLECTS THE REINVESTMENT OF GROSS DIVIDENDS).

    The shares of common stock of each WEBS Index Series are sometimes referred to as "World Equity Benchmark Shares(SM)" or "WEBS(SM)." The WEBS are listed for trading on the American Stock Exchange, Inc. (the "AMEX"). The non-redeemable WEBS trade on the AMEX during the day at prices that differ to some degree from their net asset value. There can be no assurance that an active trading market will develop or be maintained for the WEBS. See "Investment Considerations and Risks" for a discussion of certain investment considerations and risks that should be considered by potential investors.

    The Fund issues and redeems WEBS of each WEBS Index Series only in aggregations of a specified number of shares (each, a "Creation Unit") at net asset value. EXCEPT WHEN AGGREGATED IN CREATION UNITS, WEBS ARE NOT REDEEMABLE SECURITIES OF THE FUND.

    The Fund is managed and advised by Barclays Global Fund Advisors (the "Adviser"). PFPC Inc. (the "Administrator") provides certain administrative services to each WEBS Index Series of the Fund. Funds Distributor, Inc. (the "Distributor") serves as the principal underwriter and distributor of the Fund's shares. The Distributor does not maintain a secondary market in WEBS.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED
 BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT
     INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

    This Prospectus sets forth the information about the Fund that an investor should know before investing. It should be read and retained for future reference. A Statement of Additional Information dated October 29, 1997 provides further discussion of certain topics referred to in this Prospectus and other matters which may be of interest to investors. The Statement of Additional Information has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. The Statement of Additional Information may be obtained without charge by writing to the Fund or the Distributor. The Statement of Additional Information, material incorporated by reference herein and other information regarding the Fund is available at the SEC's Web site (http://www.sec.gov). The Fund's and each WEBS Index Series' address is WEBS Index Fund, Inc., c/o PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809.

                                  DISTRIBUTOR:
                            FUNDS DISTRIBUTOR, INC.
                   INVESTOR INFORMATION: 1-800-810-WEBS(9327)
                       PROSPECTUS DATED OCTOBER 29, 1997

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES MADE BY THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, ANY SHARES IN ANY JURISDICTION IN WHICH SUCH OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY MAY NOT LAWFULLY BE MADE. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL UNDER ANY CIRCUMSTANCE IMPLY THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY DATE SUBSEQUENT TO THE DATE HEREOF.
                         ------------------------------
     DEALERS EFFECTING TRANSACTIONS IN THE SHARES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, ARE GENERALLY REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO ANY OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS.
                         ------------------------------
                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
Prospectus Summary....................................................................    3
Summary of Fund Expenses..............................................................    6
Financial Highlights..................................................................   13
The Fund and its WEBS Index Series....................................................   17
  WEBS Index Fund, Inc and its Investment Objective...................................   17
  World Equity Benchmark Shares: "WEBS"...............................................   18
  Who Should Invest?..................................................................   18
  Investment Policies.................................................................   18
  Implementation of Policies..........................................................   20
  Investment Limitations..............................................................   23
  The Benchmark MSCI Indices Utilized by the WEBS Index Series........................   23
  Management of the Fund..............................................................   32
  Exchange Listing and Trading of WEBS................................................   35
  Investment Considerations and Risks.................................................   36
  Determination of Net Asset Value....................................................   39
  Creation Units......................................................................   39
  Purchase and Issuance of WEBS in Creation Units.....................................   40
  Redemption of WEBS in Creation Units................................................   41
  Dividends and Capital Gains Distributions...........................................   42
  Tax Matters.........................................................................   42
  Book-Entry Only System..............................................................   44
  Performance.........................................................................   45
  General Information.................................................................   46
  Available Information...............................................................   46

                         ------------------------------
     "World Equity Benchmark Shares" and "WEBS" are service marks of Morgan Stanley, Dean Witter, Discover & Co. used under license by the Fund. "MSCI" and "MSCI Indices" are service marks of Morgan Stanley & Co. Incorporated used under license by the Fund.

                               PROSPECTUS SUMMARY

The Fund and its WEBS Index
  Series...................  WEBS Index Fund, Inc. (the "Fund") is an index fund consisting of separate series (each, a "WEBS
                             Index Series"), the Australia WEBS
                             Index Series, the Austria WEBS Index Series, the Belgium WEBS Index Series, the Canada WEBS Index Series, the France WEBS Index Series, the Germany WEBS Index Series, the Hong Kong WEBS Index Series, the Italy WEBS Index Series, the Japan WEBS Index Series, the Malaysia (Free) WEBS Index Series, the Mexico (Free) WEBS Index Series, the Netherlands WEBS Index Series, the Singapore (Free) WEBS Index Series, the Spain WEBS Index Series, the Sweden WEBS Index Series, the Switzerland WEBS Index Series and the United Kingdom WEBS Index Series.

Investment Objective of the
  WEBS Index Series........  The investment objective of each WEBS Index Series of the initial seventeen WEBS Index Series is to seek to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in particular markets, as represented by a particular foreign equity securities index compiled by Morgan Stanley Capital International ("MSCI"). Such indices are referred to herein as "MSCI Indices." THE MSCI INDICES UTILIZED BY THE FUND REFLECT THE REINVESTMENT OF NET DIVIDENDS (EXCEPT FOR THE MSCI MEXICO (FREE) INDEX UTILIZED BY THE MEXICO (FREE) WEBS INDEX SERIES, WHICH REFLECTS THE REINVESTMENT OF GROSS DIVIDENDS).

WEBS.......................  The shares issued in respect of each WEBS Index
                             Series are referred to as "World Equity Benchmark Shares" or "WEBS." WEBS of a WEBS Index Series are issued by the Fund only in large aggregations of WEBS called "Creation Units" on a continuous basis through Funds Distributor, Inc. at their net asset value next determined after receipt of an order. WEBS are not offered by the Fund in less than Creation Unit aggregations, but shares of WEBS may be bought or sold in the secondary market. EXCEPT WHEN AGGREGATED IN CREATION UNITS, WEBS ARE NOT REDEEMABLE SECURITIES OF THE FUND.

Exchange Listing and
  Trading of WEBS..........  The WEBS have been listed for secondary market trading on the American Stock Exchange, Inc. A "round lot" of WEBS is 100 shares. At October 15, 1997, the closing price per share of the WEBS of each WEBS Index Series was between $23 5/8 (Netherlands WEBS Index Series) and $8 (Malaysia
                             (Free) WEBS Index Series) although there can be no assurance of this price range or that an active trading market will develop or be maintained for WEBS of a particular WEBS Index Series.

Who Should Invest?.........  WEBS are designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of equity securities of companies located in the country of the subject MSCI Index. Unlike equity mutual funds that seek to "beat" market averages with unpredictable results, the WEBS Index Series seek to provide investment results that correspond generally to the price and yield performance of their respective benchmark indices. See "Investment Considerations and Risks" for a discussion of certain investment considerations and risks that should be considered by potential investors.

Fund Management............  Adviser.  Barclays Global Fund Advisors is the
                             Adviser to the Fund and, subject to the supervision of the Board of Directors of the Fund, is responsible for the investment management of each WEBS Index Series.

                             Administrator. PFPC Inc. is the Administrator of the Fund, and performs certain clerical, fund accounting, recordkeeping and bookkeeping services in such capacity.

                             Distributor.  Funds Distributor, Inc. is the
                             Distributor of WEBS in Creation Unit aggregations.

                             Custodian, Lending Agent and
                             Sub-Administrator. Morgan Stanley Trust Company ("MSTC") serves as the Custodian for the cash and portfolio securities of each WEBS Index Series, as Lending Agent of the portfolio securities of each WEBS Index Series and as a Sub-Administrator of the Fund.

     THE MSCI INDICES ARE THE PROPERTY OF MORGAN STANLEY & CO. INCORPORATED ("MORGAN STANLEY"). MORGAN STANLEY CAPITAL INTERNATIONAL IS A SERVICE MARK OF MORGAN STANLEY AND HAS BEEN LICENSED FOR USE BY WEBS INDEX FUND, INC. ("LICENSEE"). THE MSCI INDICES ARE DETERMINED, COMPOSED AND CALCULATED BY CAPITAL INTERNATIONAL PERSPECTIVE S.A. ("CIPSA"), A SUBSIDIARY OF CAPITAL INTERNATIONAL S.A.

     WORLD EQUITY BENCHMARK SHARES ARE NOT SPONSORED, ENDORSED, OR PROMOTED BY MORGAN STANLEY. MORGAN STANLEY MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE WEBS OF ANY WEBS INDEX SERIES OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY, OR IN THE WEBS OF ANY WEBS INDEX SERIES PARTICULARLY, OR THE ABILITY OF THE INDICES IDENTIFIED HEREIN TO TRACK GENERAL STOCK MARKET PERFORMANCE. MORGAN STANLEY IS THE LICENSOR OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES OF MORGAN STANLEY, INCLUDING THE MORGAN STANLEY CAPITAL INTERNATIONAL SERVICE MARK ("MSCI") WHICH MARK IS ASCRIBED TO THE INDICES CREATED BY CIPSA AND LICENSED TO MORGAN STANLEY. THE MSCI INDICES IDENTIFIED HEREIN ARE DETERMINED, COMPOSED AND CALCULATED WITHOUT REGARD TO THE WEBS OF ANY WEBS INDEX SERIES OR THE ISSUER THEREOF. NEITHER MORGAN STANLEY NOR CIPSA HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OF THE WEBS OF ANY WEBS INDEX SERIES OR THE OWNERS OF THE WEBS OF ANY WEBS INDEX SERIES INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING, IN THE CASE OF CIPSA, OR DISSEMINATING, IN THE CASE OF MORGAN STANLEY, THE RESPECTIVE MSCI INDICES. NEITHER MORGAN STANLEY NOR CIPSA IS RESPONSIBLE FOR, NOR HAVE THEY PARTICIPATED IN, THE DETERMINATION OF THE TIMING OF, PRICES OF, OR QUANTITIES OF THE WEBS OF ANY WEBS INDEX SERIES TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE WEBS OF ANY WEBS INDEX SERIES ARE REDEEMABLE. NEITHER MORGAN STANLEY NOR CIPSA HAS ANY OBLIGATION OR LIABILITY TO OWNERS OF THE WEBS OF ANY WEBS INDEX SERIES IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE WEBS OF ANY WEBS INDEX SERIES.

     ALTHOUGH CIPSA SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDICES FROM SOURCES WHICH IT CONSIDERS RELIABLE, NEITHER MORGAN STANLEY NOR CIPSA GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE COMPONENT DATA OF ANY MSCI INDEX OBTAINED FROM INDEPENDENT SOURCES. NEITHER MORGAN STANLEY NOR CIPSA MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE MSCI INDICES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED UNDER ANY LICENSE AGREEMENT OR FOR ANY OTHER USE. NEITHER MORGAN STANLEY NOR CIPSA MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE MSCI INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY OR CIPSA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
                         ------------------------------

     The information contained herein regarding MSCI, the MSCI Indices, local securities markets and The Depository Trust Company ("DTC") was obtained from publicly available sources.

                            SUMMARY OF FUND EXPENSES

     The purpose of the following tables is to assist investors in understanding the various costs and expenses an investor will bear directly and indirectly with respect to each WEBS Index Series of the Fund. The tables show all expenses and fees the Fund is expected to incur. The information under "Annual Series Operating Expenses" is based on actual expenses incurred by the Fund in the fiscal year ended August 31, 1997, adjusted to reflect changes in the rate of Rule 12b-1 and administration fees that became effective on October 29, 1997. The examples set forth below are presented for an investment of $1,000 (see next paragraph) as required by rules of the SEC. THE EXAMPLES IN THE TABLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The notes to the tables and the information under "Explanation of Tables" should be carefully reviewed when reading the tables.

     As of August 31, 1997, the values of the portfolio of index securities comprising a deposit of a designated portfolio of equity securities constituting an optimized representation of the subject MSCI Index ("Deposit Securities") for an in-kind purchase or redemption of a Creation Unit of WEBS of each WEBS Index Series were as follows: the Australia WEBS Index Series, $2,066,318; the Austria WEBS Index Series, $1,024,278; the Belgium WEBS Index Series, $621,904; the Canada WEBS Index Series, $1,350,627; the France WEBS Index Series, $2,839,583; the Germany WEBS Index Series, $4,821,741; the Hong Kong WEBS Index Series, $1,093,278; the Italy WEBS Index Series, $2,499,375; the Japan WEBS Index Series, $7,534,841; the Malaysia (Free) WEBS Index Series, $611,394; the Mexico
(Free) WEBS Index Series, $1,518,310; the Netherlands WEBS Index Series, $1,084,136; the Singapore (Free) WEBS Index Series, $835,742; the Spain WEBS Index Series, $1,393,573; the Sweden WEBS Index Series, $1,399,230; the Switzerland WEBS Index Series, $1,739,021; and the United Kingdom WEBS Index Series, $3,245,520. The foregoing values are based on information available on August 31, 1997. The actual dollar values on any particular day will fluctuate and may be greater or less than such values. For additional information, please refer to "Creation Units" on page 39 of this Prospectus.

                                                  AUSTRALIA      AUSTRIA       BELGIUM        CANADA        FRANCE       GERMANY
                                                     WEBS          WEBS          WEBS          WEBS          WEBS          WEBS
                                                 INDEX SERIES  INDEX SERIES  INDEX SERIES  INDEX SERIES  INDEX SERIES  INDEX SERIES
                                                 ------------  ------------  ------------  ------------  ------------  ------------
A.   Shareholder Transaction Expenses
     Maximum Sales Load Imposed on Purchases of
       Creation Units of WEBS (as a percentage
       of amount of investment).................      None          None          None          None          None          None
     Maximum Transaction Fee (a) for Purchase of
       one Creation Unit of WEBS:
     In-kind and Cash Purchases (b).............    $2,500        $2,000        $1,600        $4,100        $4,200        $2,700
     Additional Variable Charge for Cash
         Purchases (NOTE - The Fund will not
         ordinarily permit cash
         purchases.)(b).........................      .60%          .67%          .30%          .30%          .25%          .25%
     Deferred Sales Load........................      None          None          None          None          None          None
     Maximum Redemption Transaction Fee (a) for
       Redemption of one Creation Unit of WEBS:
     In-kind and Cash Redemptions (c)...........    $2,500        $2,000        $1,600        $4,100        $4,200        $2,700
     Additional Variable Charge for Cash
         Redemptions (NOTE - The Fund will not
         ordinarily permit cash redemptions.)
         (c)....................................      .60%          .67%          .30%          .30%          .25%          .25%
B.   Annual Series Operating Expenses (as a
       percentage of average net assets)
     Management Fees............................      .27%          .27%          .27%          .27%          .27%          .27%
     12b-1 Fees (d).............................      .20%          .20%          .20%          .20%          .20%          .20%
     Other Expenses*............................      .86%         1.21%          .77%          .88%         1.05%          .90%
                                                      ----          ----          ----          ----          ----          ----
     Total Operating Expenses*..................     1.33%         1.68%         1.24%         1.35%         1.52%         1.37%
                                                      ====          ====          ====          ====          ====          ====

       HONG KONG       ITALY         JAPAN
          WEBS          WEBS          WEBS
      INDEX SERIES  INDEX SERIES  INDEX SERIES
      ------------  ------------  ------------
A.

           None          None          None

         $4,100        $2,200        $8,700

           .60%          .30%          .15%
           None          None          None

         $4,100        $2,200        $8,700

           .60%          .30%          .40%
B.

           .27%          .27%          .27%
           .20%          .20%          .20%
           .96%          .86%          .72%
           ----          ----
          1.43%         1.33%         1.19%
           ====          ====

* These expense ratio percentages reflect the average daily net assets of the 17 WEBS Index Series for the fiscal year ended August 31, 1997, which totaled $339,878,558. The net assets of the 17 WEBS Index Series totaled $471,618,074 as of August 31, 1997.

                                                                              SINGAPORE                                   UNITED
                                     MALAYSIA       MEXICO      NETHERLANDS    (FREE)     SPAIN    SWEDEN   SWITZERLAND   KINGDOM
                                    (FREE) WEBS   (FREE) WEBS      WEBS         WEBS       WEBS     WEBS       WEBS        WEBS
                                       INDEX         INDEX         INDEX        INDEX     INDEX    INDEX       INDEX       INDEX
                                      SERIES        SERIES        SERIES       SERIES     SERIES   SERIES     SERIES      SERIES
                                    -----------   -----------   -----------   ---------   ------   ------   -----------   -------
A. Shareholder Transaction
  Expenses
  Maximum Sales Load Imposed on
    Purchases of Creation Units of
    WEBS (as a percentage of
    amount of investment).........       None          None          None         None      None    None         None       None
  Maximum Transaction Fee(a) for
    Purchase of one Creation Unit
    of WEBS:
    In-kind and Cash
      Purchases(b)................    $ 5,300       $ 2,900       $ 2,100      $ 2,800    $2,700   $2,600     $ 2,100     $5,900
    Additional Variable Charge for
      Cash Purchases (NOTE - The
      Fund will not ordinarily
      permit cash
      purchases.)(b)..............      1.07%          .50%          .25%        1.30%      .25%    .30%         .40%       .25%
  Deferred Sales Load.............       None          None          None         None      None    None         None       None
  Maximum Redemption Transaction
    Fee (a) for Redemption of one
    Creation Unit of WEBS:
    In-kind and Cash Redemptions
      (c).........................    $ 5,300       $ 2,900       $ 2,100      $ 2,800    $2,700   $2,600     $ 2,100     $5,900
    Additional Variable Charge for
      Cash Redemptions (NOTE - The
      Fund will not ordinarily
      permit cash
      redemptions.)(c)............      1.07%          .50%          .25%        1.30%      .45%    .30%         .40%       .75%
B. Annual Series Operating
   Expenses (as a percentage of
   average net assets)
  Management Fees.................       .27%          .27%          .27%         .27%      .27%    .27%         .27%       .27%
  12b-1 Fees(d)...................       .20%          .20%          .20%         .20%      .20%    .20%         .20%       .20%
  Other Expenses*.................       .99%         1.16%          .99%         .96%     1.20%   1.17%        1.05%       .91%
                                       ------        ------        ------       ------    ------   ------      ------     ------
  Total Operating Expenses*.......      1.46%         1.63%         1.46%        1.43%     1.67%   1.64%        1.52%      1.38%
                                       ======        ======        ======       ======    ======   ======      ======     ======


* These expense ratio percentages reflect the average daily net assets of the 17 WEBS Index Series for the fiscal year ended August 31, 1997, which totaled $339,878,558. The net assets of the 17 WEBS Index Series totaled $471,618,074 as of August 31, 1997.

------------------------------
(a) In addition to Transaction Fees shown, an investor purchasing a Creation Unit of WEBS will bear the costs of transferring the securities in the Portfolio Deposit (defined herein) to the Fund and an investor redeeming Creation Units will bear the costs of transferring securities in the Portfolio Deposit from the Fund to the investor. In each case, such costs will include settlement and custody charges, registration costs, transfer taxes and similar charges. As some of such costs are fixed, the cost of transferring Deposit Securities relating to multiple Creation Units of WEBS of the same WEBS Index Series may be proportionally less than the cost of transferring Deposit Securities relating to one Creation Unit. See "Purchase and Issuance of WEBS in Creation Units" and "Redemption of WEBS in Creation Units."

(b) Paid to the Fund to offset transaction costs incurred by each WEBS Index Series in connection with the issuance of a Creation Unit. The purchase transaction fee is not a sales charge. The purchase transaction fees listed are the fees expected to be imposed in connection with the purchase of Creation Units of a given WEBS Index Series. The basic purchase transaction fees for in-kind and cash purchases are the same no matter how many Creation Units of a given WEBS Index Series are being purchased pursuant to any one purchase order except in the case of the Malaysia (Free) WEBS Index Series where the amount shown reflects inclusion of a variable charge based on the total market value of one Creation Unit of the relevant WEBS Index Series. The variable charge represents stamp duty or "put through" fees imposed when securities are delivered in the local market. The charge for Malaysia is .30% of market value. The Fund may adjust such fees from time to time based upon actual experience. Cash purchases of Creation Units, when available, are also subject to an Additional Variable Charge, expressed as a percentage of the value of the Portfolio Deposit. The Fund will not ordinarily permit cash purchases. See "Purchase and Issuance of WEBS in Creation Units."

(c) Paid to the Fund to offset transaction costs incurred by each WEBS Index Series in connection with the redemption of a Creation Unit. The redemption transaction fees listed are the fees expected to be imposed in connection with the redemption of Creation Units of a given WEBS Index Series. The basic redemption transaction fees are the same no matter how many Creation Units of a given WEBS Index Series are being redeemed pursuant to any one redemption request. The Fund may adjust such fees from time to time based upon actual experience. Cash redemptions of Creation Units, when available, are also subject to an Additional Variable Charge, expressed as a percentage of the value of the Creation Unit(s) being redeemed. The Fund does not ordinarily permit cash redemptions. See "Redemption of WEBS in Creation Units."

(d) All payments by the Fund to the Distributor will be made pursuant to the Fund's Rule 12b-1 Plan at a rate set from time to time by the Board of Directors, provided that the annual rate may not exceed .25% of the Fund's average daily net assets. The Board of Directors has determined to limit the annual fee payable under the Rule 12b-1 Plan with respect to each WEBS Index Series so as not to exceed .20% of the average daily net assets of each WEBS Index Series until further notice. See "Management of the Fund -- Distributor." A long-term shareholder of a WEBS Index Series may pay more in total sales charges than the economic equivalent of the maximum front-end sales charges otherwise permitted by the rules of the National Association of Securities Dealers, Inc. In addition, the Distributor has entered into agreements whereby certain broker-dealers and/or their salespersons may receive a portion of the Rule 12b-1 fee to compensate them for their distribution of WEBS and/or for services provided to their shareholders or to the Fund. For additional information on these compensation arrangements, see "Investment Advisory, Management, Administrative and Distribution Services -- The Distributor" in the Statement of Additional Information.

EXPLANATION OF TABLES

A. Shareholder Transaction Expenses are charges that investors pay to buy or sell Creation Units of the Fund. The figures in the table are estimates and actual shareholder transaction expenses may vary from such estimates. See "Purchase and Issuance of WEBS in Creation Units" and "Redemption of WEBS in Creation Units" in this Prospectus and in the Statement of Additional Information for an explanation of how these charges apply.

B. Annual Series Operating Expenses are based on actual expenses incurred by the Fund for the fiscal year ended August 31, 1997, as adjusted to reflect changes to the rates of Rule 12b-1 and administration fees that became effective on October 29, 1997. Actual expenses may vary and will be affected by, among other things, the levels of average net assets of a WEBS Index Series and the Fund. Management fees are paid to the Adviser to provide each WEBS Index Series with investment advisory, management and certain administrative services. "Other Expenses" include fees paid to the Administrator to provide the Fund with administrative and fund accounting services. From time to time, the Administrator may waive the administration fees otherwise payable to it or may reimburse the Fund for its operating expenses. On July 1, 1997, the Administrator waived all deferred fees. The waived amount totaled $648,802 as of such date. Distribution fees are paid to the Distributor, to compensate the Distributor and/or reimburse it for certain expenses and for payments made to dealers and other persons providing distribution, marketing and shareholder services to the Fund. See "Management of the Fund" for additional information.

EXAMPLES OF EXPENSES

(a) WEBS in less than Creation Units are not redeemable. The Fund redeems Creation Units principally on an in-kind basis for Deposit Securities. See "Redemption of WEBS in Creation Units" herein and in the Statement of Additional Information. If an investor were permitted to purchase and redeem less than a Creation Unit of WEBS on an in-kind basis, such investor would pay the following expenses on a $1,000 investment (payment with a deposit of Deposit Securities), assuming (1) a 5% annual return and (2) redemption (delivery of Deposit Securities), at the end of each indicated time period:

                                                        1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                         ($)         ($)         ($)         ($)
                                                        ------     -------     -------     --------
     Australia WEBS Index Series......................  15.94       44.47       75.09       161.83
     Austria WEBS Index Series........................  20.94       56.69       94.79       201.37
     Belgium WEBS Index Series........................  17.74       44.35       72.96       154.28
     Canada WEBS Index Series.........................  19.77       48.66       79.66       167.41
     France WEBS Index Series.........................  18.39       50.86       85.57       183.24
     Germany WEBS Index Series........................  15.06       44.44       75.94       165.08
     Hong Kong WEBS Index Series......................  22.00       52.53       85.23       177.54
     Italy WEBS Index Series..........................  15.29       43.82       74.45       161.22
     Japan WEBS Index Series..........................  14.42       40.02       67.57       146.02
     Malaysia (Free) WEBS Index Series................  32.06       63.06       96.24       189.81
     Mexico (Free) WEBS Index Series..................  20.36       55.08       92.12       195.93
     Netherlands WEBS Index Series....................  18.70       49.91       83.32       177.52
     Singapore (Free) WEBS Index Series...............  21.20       51.74       84.46       176.81
     Spain WEBS Index Series..........................  20.81       56.36       94.25       200.27
     Sweden WEBS Index Series.........................  20.35       55.28       92.54       196.91
     Switzerland WEBS Index Series....................  17.86       50.33       85.05       182.75
     United Kingdom WEBS Index Series.................  17.66       47.21       78.89       168.49

(b) Such an investor would pay the following expenses on the same investment, assuming no redemptions:

                                                        1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                         ($)         ($)         ($)         ($)
                                                        ------     -------     -------     --------
     Australia WEBS Index Series......................  14.73       43.26       73.88       160.62
     Austria WEBS Index Series........................  18.99       54.74       92.84       199.42
     Belgium WEBS Index Series........................  15.17       41.78       70.39       151.71
     Canada WEBS Index Series.........................  16.74       45.63       76.62       164.37
     France WEBS Index Series.........................  16.91       49.38       84.09       181.76
     Germany WEBS Index Series........................  14.50       43.88       75.38       164.52
     Hong Kong WEBS Index Series......................  18.25       48.78       81.48       173.79
     Italy WEBS Index Series..........................  14.41       42.94       73.57       160.34
     Japan WEBS Index Series..........................  13.26       38.86       66.42       144.87
     Malaysia (Free) WEBS Index Series................  23.39       54.39       87.58       181.14
     Mexico (Free) WEBS Index Series..................  18.45       53.17       90.21       194.02
     Netherlands WEBS Index Series....................  16.76       47.97       81.38       175.58
     Singapore (Free) WEBS Index Series...............  17.85       48.39       81.11       173.46
     Spain WEBS Index Series..........................  18.88       54.42       92.31       198.33
     Sweden WEBS Index Series.........................  18.50       53.43       90.68       195.05
     Switzerland WEBS Index Series....................  16.65       49.12       83.85       181.54
     United Kingdom WEBS Index Series.................  15.84       45.39       77.07       166.67

     The examples above illustrate the estimated expenses associated with a $1,000 investment in a Creation Unit of WEBS on an in-kind basis over periods of 1, 3, 5 and 10 years, based on the expenses in the table and an assumed annual rate of return of 5%. The presentation of a $1,000 investment in a Creation Unit is for illustration purposes only, as WEBS may only be purchased from the Fund or redeemed by the Fund in Creation Units. Further, the return of 5% and estimated expenses are for ILLUSTRATION PURPOSES ONLY AND SHOULD NOT BE CONSIDERED INDICATIONS OF EXPECTED WEBS INDEX SERIES EXPENSES OR PERFORMANCE, BOTH OF WHICH MAY VARY. The expenses associated with a $1,000 investment in WEBS include a pro rata portion of shareholder transaction expenses associated with the purchase or sale of a Creation Unit, which would have been valued as of August 31, 1997 at between $616,844 and $7,568,662 depending on the WEBS Index Series, assuming for this purpose that the net asset value of a Creation Unit was the same as the value of the Deposit Securities as of such date. See the second paragraph under "Summary of Fund Expenses."

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

    The following tables set forth certain information concerning the investment results of each WEBS Index Series. The financial highlights for the periods indicated have been audited by Ernst & Young LLP, independent auditors, whose current report on the financial statements and financial highlights of the Fund is incorporated by reference in the Statement of Additional Information. The tables should be read in conjunction with the financial statements and related notes incorporated by reference in the Statement of Additional Information. The financial data for each WEBS Index Series for the period ending August 31, 1996 is a part of previous financial statements audited by Ernst & Young LLP. Further information about the performance of the Fund is available in the annual report to shareholders, which may be obtained free of charge by calling the Distributor at 1-800-810-WEBS (9327).

                                                         AUSTRALIA WEBS               AUSTRIA WEBS            BELGIUM WEBS
                                                          INDEX SERIES                INDEX SERIES            INDEX SERIES
                                                    ------------------------    ----------------------   -----------------------
                                                                   FOR THE                   FOR THE                   FOR THE
                                                     FOR THE        PERIOD       FOR THE      PERIOD       FOR THE      PERIOD
                                                    YEAR ENDED    03/12/96*     YEAR ENDED  03/12/96*     YEAR ENDED  03/12/96*
                                                     08/31/97     -08/31/96      08/31/97   -08/31/96      08/31/97   -08/31/96
                                                    ----------    ----------    ----------  ----------    ----------  ----------
Per Share Operating Performance
 Net asset value, beginning of period..............  $  10.15      $   9.95(1)   $  10.40    $  10.91(1)   $  14.99    $  14.92(1)
                                                      -------       -------       -------     -------       -------     -------
 Net investment income/(loss)(+)...................      0.17          0.10         (0.02)       0.04          0.77        0.40
 Net realized and unrealized gain/(loss) on
  investments and foreign currency related
  transactions and translation of other assets and
  liabilities denominated in foreign currencies....      0.47          0.29          0.13       (0.41)         0.62        0.36
                                                      -------       -------       -------     -------       -------     -------
  Net increase/(decrease) in net assets resulting
    from operations................................      0.64          0.39          0.11       (0.37)         1.39        0.76
                                                      -------       -------       -------     -------       -------     -------
Less distributions
 Dividends from net investment income..............     (0.16)        (0.08)           --       (0.02)        (0.33)      (0.54)
 Dividends in excess of net investment income......     (0.04)        (0.05)           --       (0.01)        (0.28)      (0.09)
 Distributions from net realized capital gains.....     (0.04)        (0.02)           --       (0.03)        (0.12)      (0.06)
 Distributions in excess of net realized gains.....        --            --            --          --            --          --
 Return of capital.................................     (0.20)        (0.04)           --       (0.08)        (0.01)         --
                                                      -------       -------       -------     -------       -------     -------
  Total dividends and distributions................     (0.44)        (0.19)           --       (0.14)        (0.74)      (0.69)
                                                      -------       -------       -------     -------       -------     -------
 Net asset value, end of period....................  $  10.35      $  10.15      $  10.51    $  10.40      $  15.64    $  14.99
                                                      =======       =======       =======     =======       =======     =======
Total Investment Return(2).........................     6.23%          3.88%(4)      1.06%      (3.39)%(4)      9.26%      5.01%(4)
Ratios/Supplemental Data
 Net assets, end of period (in 000's)..............  $ 41,406      $ 12,177      $  4,205    $ 13,520      $ 32,528    $  1,800
 Ratios of expenses to average net assets(5).......      1.33%         1.59%(3)      1.68%       1.56%(3)      1.24%       2.29%(3)
 Ratios of net investment income/(loss) to average
  net assets(5)....................................      1.57%         2.18%(3)     (0.22%)      0.87%(3)      4.63%       5.67%(3)
 Portfolio turnover(6).............................      5.30%         8.84%(4)     28.47%       9.60%(4)     16.83%       6.25%(4)
 Average commission rate paid......................  $ 0.0182      $ 0.0085      $ 0.1719    $ 0.2986      $ 0.3379    $ 0.4327


                                                             CANADA WEBS                 FRANCE WEBS
                                                             INDEX SERIES                INDEX SERIES
                                                       ------------------------    ------------------------
                                                                      FOR THE                     FOR THE
                                                        FOR THE        PERIOD       FOR THE        PERIOD
                                                       YEAR ENDED    03/12/96*     YEAR ENDED    03/12/96*
                                                        08/31/97     -08/31/96      08/31/97     -08/31/96
                                                       ----------    ----------    ----------    ----------
Per Share Operating Performance
 Net asset value, beginning of period..............     $  10.60      $  10.17(1)   $  12.73      $  12.42(1)
                                                         -------       -------       -------       -------
 Net investment income/(loss)(+)...................         0.05          0.04          0.17          0.17
 Net realized and unrealized gain/(loss) on
  investments and foreign currency related
  transactions and translation of other assets and
  liabilities denominated in foreign currencies....         2.97          0.43          1.95          0.45
                                                         -------       -------       -------       -------
  Net increase/(decrease) in net assets resulting
    from operations................................         3.02          0.47          2.12          0.62
                                                         -------       -------       -------       -------
Less distributions
 Dividends from net investment income..............        (0.05)        (0.03)        (0.15)        (0.09)
 Dividends in excess of net investment income......        (0.00)**      (0.01)           --         (0.01)
 Distributions from net realized capital gains.....        (0.14)           --         (0.20)         0.00**
 Distributions in excess of net realized gains.....           --          0.00**          --            --
 Return of capital.................................           --          0.00**          --         (0.21)
                                                         -------       -------       -------       -------
  Total dividends and distributions................        (0.19)        (0.04)        (0.35)        (0.31)
                                                         -------       -------       -------       -------
 Net asset value, end of period....................     $  13.43      $  10.60      $  14.50      $  12.73
                                                         =======       =======       =======       =======
Total Investment Return(2).........................        28.50%         4.63%(4)     16.60%         4.95%(4)
Ratios/Supplemental Data
 Net assets, end of period (in 000's)..............     $ 24,168      $ 13,776      $ 14,519      $ 22,930
 Ratios of expenses to average net assets(5).......         1.35%         1.44%(3)      1.52%         1.84%(3)
 Ratios of net investment income/(loss) to average
  net assets(5)....................................         0.39%         0.79%(3)      1.17%         2.72%(3)
 Portfolio turnover(6).............................        11.02%         0.00%(4)      7.13%         0.00%(4)
 Average commission rate paid......................     $ 0.0217            --      $ 0.0137      $ 0.3956

---------------
  * Commencement of operations.

 ** Less than one cent per share.

  + Based on average shares outstanding throughout the period.

(1) Net asset value per share on March 12, 1996 (commencement of operations).

(2) Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.

(3) Annualized.

(4) Not Annualized.

(5) Includes voluntary waivers by the AMEX. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:

Ratios of expenses to average net assets before
 waivers...........................................       1.33%         1.60%(3)      1.69%         1.57%(3)      1.24%
Ratios of net investment income/(loss) to average
 net assets before waivers.........................       1.57%         2.17%(3)     (0.22)%        0.86%(3)      4.63%

Ratios of expenses to average net assets before
 waivers...........................................       2.30%(3)      1.36%         1.45%(3)      1.52%         1.85%(3)
Ratios of net investment income/(loss) to average
 net assets before waivers.........................       5.66%(3)      0.39%         0.78%(3)      1.17%         2.71%(3)

(6) Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

                                                                         GERMANY WEBS                HONG KONG WEBS
                                                                         INDEX SERIES                 INDEX SERIES
                                                                   ------------------------     -------------------------
                                                                                   FOR THE                      FOR THE
                                                                    FOR THE        PERIOD        FOR THE         PERIOD
                                                                   YEAR ENDED     03/12/96*     YEAR ENDED     03/12/96*
                                                                    08/31/97      -08/31/96      08/31/97      -08/31/96
                                                                   ----------     ---------     ----------     ----------
Per Share Operating Performance
 Net asset value, beginning of period............................   $  13.64       $ 13.23(1)    $  13.05       $  12.83(1)
                                                                     -------       -------        -------        -------
 Net investment income/(loss)(+).................................       0.03          0.06           0.26           0.15
 Net realized and unrealized gain/(loss) on investments and
   foreign currency related transactions and translation of other
   assets and liabilities denominated in foreign currencies......       2.77          0.47           2.12           0.27
                                                                     -------       -------        -------        -------
   Net increase/(decrease) in net assets resulting from
    operations...................................................       2.80          0.53           2.38           0.42
                                                                     -------       -------        -------        -------
Less Distributions
 Dividends from net investment income............................      (0.03)        (0.03)         (0.21)         (0.13)
 Dividends in excess of net investment income....................      (0.01)        (0.01)         (0.01)         (0.02)
 Distributions from net realized capital gains...................      (0.07)           --          (0.34)         (0.01)
 Distributions in excess of net realized gains...................         --         (0.01)          0.00**           --
 Return of capital...............................................      (0.02)        (0.07)         (0.14)         (0.04)
                                                                     -------       -------        -------        -------
   Total dividends and distributions.............................      (0.13)        (0.12)         (0.70)         (0.20)
                                                                     -------       -------        -------        -------
 Net asset value, end of period..................................   $  16.31       $ 13.64       $  14.73       $  13.05
                                                                     =======       =======        =======        =======
Total Investment Return (2)......................................      20.51%         4.00%(4)      17.80%          3.22%(4)
Ratios/Supplemental Data
 Net assets, end of period (in 000's)............................   $ 24,486       $28,664       $ 25,417       $  7,845
 Ratios of expenses to average net assets(5).....................       1.37%         1.68%(3)       1.43%          1.52%(3)
 Ratios of net investment income/(loss) to average net
   assets(5).....................................................       0.23%         1.00%(3)       1.71%          2.37%(3)
 Portfolio turnover(6)...........................................       9.04%         0.00%(4)      22.90%          0.00%(4)
 Average commission rate paid....................................   $ 0.0236            --       $ 0.0058       $ 0.0007

                                                                          ITALY WEBS                    JAPAN WEBS
                                                                         INDEX SERIES                  INDEX SERIES
                                                                   -------------------------     -------------------------

                                                                                   FOR THE                       FOR THE
                                                                    FOR THE         PERIOD        FOR THE         PERIOD
                                                                   YEAR ENDED     03/12/96*      YEAR ENDED     03/12/96*
                                                                    08/31/97      -08/31/96       08/31/97      -08/31/96
                                                                   ----------     ----------     ----------     ----------
Per Share Operating Performance
 Net asset value, beginning of period............................   $  13.79       $  13.62(1)    $  14.33       $  14.79(1)
                                                                     -------        -------        -------        -------
 Net investment income/(loss)(+).................................       0.12           0.25          (0.06)         (0.07)
 Net realized and unrealized gain/(loss) on investments and
   foreign currency related transactions and translation of other
   assets and liabilities denominated in foreign currencies......       3.10           0.31          (1.65)         (0.39)
                                                                     -------        -------        -------        -------
   Net increase/(decrease) in net assets resulting from
    operations...................................................       3.22           0.56          (1.71)         (0.46)
                                                                     -------        -------        -------        -------
Less Distributions
 Dividends from net investment income............................      (0.11)         (0.14)            --             --
 Dividends in excess of net investment income....................      (0.24)         (0.03)            --             --
 Distributions from net realized capital gains...................         --          (0.14)            --             --
 Distributions in excess of net realized gains...................         --             --          (0.01)            --
 Return of capital...............................................         --          (0.08)            --             --
                                                                     -------        -------        -------        -------
   Total dividends and distributions.............................      (0.35)         (0.39)         (0.01)            --
                                                                     -------        -------        -------        -------
 Net asset value, end of period..................................   $  16.66       $  13.79       $  12.61       $  14.33
                                                                     =======        =======        =======        =======
Total Investment Return (2)......................................      23.37%          4.11%(4)     (11.97)%        (3.11)%(4)
Ratios/Supplemental Data
 Net assets, end of period (in 000's)............................   $ 32,495       $ 35,170       $158,957       $103,164
 Ratios of expenses to average net assets(5).....................       1.33%          1.43%(3)       1.19%          1.37%(3)
 Ratios of net investment income/(loss) to average net
   assets(5).....................................................       0.76%          3.69%(3)      (0.48)%        (1.01)%(3)
 Portfolio turnover(6)...........................................      13.70%         19.80%(4)      12.90%         21.54%(4)
 Average commission rate paid....................................   $ 0.0045       $ 0.0046       $ 0.0162       $ 0.0152


---------------
*  Commencement of operations.

** Less than one cent per share.

+  Based on average shares outstanding throughout the period.

(1) Net asset value per share on March 12, 1996 (commencement of operations).

(2) Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.

(3) Annualized

(4) Not Annualized

(5) Includes voluntary waivers by the AMEX. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:

Ratios of expenses to average net assets before waivers..........       1.37%         1.69%(3)       1.43%          1.53%(3)
Ratios of net investment income/(loss) to average net assets
 before waivers..................................................       0.22%         0.99%(3)       1.71%          2.36%(3)

Ratios of expenses to average net assets before waivers..........       1.33%          1.44%(3)       1.19%          1.38%(3)
                                                                   <C
Ratios of net investment income/(loss) to average net assets
 before waivers..................................................       0.76%          3.68%(3)      (0.48)%        (1.02)%(3)

(6) Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).


                                                                                                              NETHERLANDS
                                                                                                                  WEBS
                                                      MALAYSIA (FREE) WEBS          MEXICO (FREE) WEBS           INDEX
                                                          INDEX SERIES                 INDEX SERIES              SERIES
                                                    ------------------------     -------------------------     ----------
                                                                    FOR THE                      FOR THE
                                                     FOR THE        PERIOD        FOR THE         PERIOD        FOR THE
                                                    YEAR ENDED     03/12/96*     YEAR ENDED     03/12/96*      YEAR ENDED
                                                     08/31/97      -08/31/96      08/31/97      -08/31/96       08/31/97
                                                    ----------     ---------     ----------     ----------     ----------
Per Share Operating Performance
 Net asset value, beginning of period.............   $  13.80       $ 13.24(1)    $  11.52       $   9.95(1)    $  17.36
                                                      -------       -------        -------        -------        -------
 Net investment income/(loss)(+)..................       0.01         (0.02)          0.02           0.00**         0.11
 Net realized and unrealized gain/(loss) on
   investments and foreign currency related
   transactions and translation of other assets
   and liabilities denominated in foreign
   currencies.....................................      (5.55)         0.59           4.07           1.59           4.79
                                                      -------       -------        -------        -------        -------
   Net increase/(decrease) in net assets resulting
    from operations...............................      (5.54)         0.57           4.09           1.59           4.90
                                                      -------       -------        -------        -------        -------
Less Distributions
 Dividends from net investment income.............       0.00**          --          (0.01)            --          (0.10)
 Dividends from excess of net investment income...      (0.01)           --          (0.01)         (0.01)         (0.01)
 Distributions from net realized capital gains....         --            --          (0.44)            --          (0.71)
 Distributions in excess of net realized gains....         --            --             --             --             --
 Return of capital................................      (0.02)        (0.01)         (0.04)         (0.01)         (0.02)
                                                      -------       -------        -------        -------        -------
   Total dividends and distributions..............      (0.03)        (0.01)         (0.50)         (0.02)         (0.84)
                                                      -------       -------        -------        -------        -------
 Net asset value, end of period...................   $   8.23       $ 13.80       $  15.11       $  11.52       $  21.42
                                                      =======       =======        =======        =======        =======
Total Investment Return(2)........................     (40.20)%        4.28%(4)      35.21%         15.93%(4)      28.04%
Ratios/Supplemental Data
 Net assets, end of period (in 000's).............     12,339       $ 9,318       $ 16,627       $  5,759       $  9,661
 Ratios of expenses to average net assets(5)......       1.46%         1.58%(3)       1.63%          1.75%(3)       1.46%
 Ratios of net investment income/(loss) to average
   net assets(5)..................................       0.04%        (0.35)%(3)      0.14%          0.01%(3)       0.54%
 Portfolio turnover(6)............................       0.00%         0.00%(4)      22.80%          0.00%(4)      12.68%
 Average commission rate paid.....................         --            --       $ 0.0066             --       $ 0.0354

                                                    NETHERLANDS
                                                       WEBS
                                                      INDEX            SINGAPORE (FREE) WEBS
                                                      SERIES             INDEX SERIES
                                                    ----------     -------------------------
                                                     FOR THE                       FOR THE
                                                      PERIOD        FOR THE         PERIOD
                                                    03/12/96*      YEAR ENDED     03/12/96*
                                                    -08/31/96       08/31/97      -08/31/96
                                                    ----------     ----------     ----------
Per Share Operating Performance
 Net asset value, beginning of period.............   $  15.91(1)    $  11.38       $  12.24(1)
                                                      -------        -------        -------
 Net investment income/(loss)(+)..................       0.24           0.00**         0.04
 Net realized and unrealized gain/(loss) on
   investments and foreign currency related
   transactions and translation of other assets
   and liabilities denominated in foreign
   currencies.....................................       1.54          (2.67)         (0.86)
                                                      -------        -------        -------
   Net increase/(decrease) in net assets resulting
    from operations...............................       1.78          (2.67)         (0.82)
                                                      -------        -------        -------
Less Distributions
 Dividends from net investment income.............      (0.14)          0.00**        (0.03)
 Dividends from excess of net investment income...      (0.01)         (0.01)         (0.01)
 Distributions from net realized capital gains....      (0.08)         (0.02)            --
 Distributions in excess of net realized gains....      (0.01)            --             --
 Return of capital................................      (0.09)         (0.02)            --
                                                      -------        -------        -------
   Total dividends and distributions..............      (0.33)         (0.05)         (0.04)
                                                      -------        -------        -------
 Net asset value, end of period...................   $  17.36       $   8.66       $  11.38
                                                      =======        =======        =======
Total Investment Return(2)........................      11.19%(4)     (23.48)%        (6.73)%(4)
Ratios/Supplemental Data
 Net assets, end of period (in 000's).............   $  6,962       $ 14,722       $  9,107
 Ratios of expenses to average net assets(5)......       1.63%(3)       1.43%          1.56%(3)
 Ratios of net investment income/(loss) to average
   net assets(5)..................................       2.93%(3)       0.03%          0.69%(3)
 Portfolio turnover(6)............................       4.32%(4)      13.40%         26.29%(4)
 Average commission rate paid.....................   $ 0.0651       $ 0.0076       $ 0.0118


---------------

*  Commencement of operations.



** Less than one cent per share.



+  Based on average shares outstanding throughout the period.



(1) Net asset value per share on March 12, 1996 (commencement of operations).



(2) Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.



(3) Annualized



(4) Not Annualized



(5) Includes voluntary waivers by the AMEX. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:


Ratios of expenses to average net assets before
 waivers...........................................       1.47%         1.59%(3)       1.63%          1.76%(3)       1.46%
Ratios of net investment income/(loss) to average
 net assets before waivers.........................       0.04%        (0.36)%(3)      0.13%          0.00%(3)       0.53%

Ratios of expenses to average net assets before
Ratios of net investment income/(loss) to average
 net assets before waivers.........................       2.92%(3)       0.03%          0.68%(3)

 waivers...........................................       1.64%(3)       1.43%          1.57%(3)



(6) Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

                                                                            SPAIN WEBS                   SWEDEN WEBS
                                                                           INDEX SERIES                 INDEX SERIES
                                                                     ------------------------     -------------------------
                                                                                     FOR THE                      FOR THE
                                                                      FOR THE        PERIOD        FOR THE         PERIOD
                                                                     YEAR ENDED     03/12/96*     YEAR ENDED     03/12/96*
                                                                      08/31/97      -08/31/96      08/31/97      -08/31/96
                                                                     ----------     ---------     ----------     ----------
Per Share Operating Performance
 Net asset value, beginning of period..............................   $  14.09       $ 13.28(1)    $  14.67       $  13.22(1)
                                                                       -------       -------        -------        -------
 Net investment income/(loss)(+)...................................       0.19          0.14          (0.03)          0.20
 Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets
   and liabilities denominated in foreign currencies...............       5.33          0.98           4.45           1.67
                                                                       -------       -------        -------        -------
   Net increase/(decrease) in net assets resulting from operations
    ...............................................................       5.52          1.12           4.42           1.87
                                                                       -------       -------        -------        -------
Less Distributions
 Dividends from net investment income..............................      (0.12)        (0.18)            --          (0.23)
 Dividends from excess of net investment income....................      (0.05)           --             --          (0.07)
 Distributions from net realized capital gains.....................      (0.86)        (0.13)         (0.77)         (0.12)
 Distributions in excess of net realized gains.....................         --            --             --             --
 Return of capital.................................................      (0.09)           --             --             --
                                                                       -------       -------        -------        -------
   Total dividends and distributions...............................      (1.12)        (0.31)         (0.77)         (0.42)
                                                                       -------       -------        -------        -------
 Net asset value, end of period....................................   $  18.49       $ 14.09       $  18.32       $  14.67
                                                                       =======       =======        =======        =======
Total Investment Return(2).........................................     39.15%          8.45%(4)      30.10%         14.13%(4)
Ratios/Supplemental Data
 Net assets, end of period (in 000's)..............................   $  8,321       $ 4,227       $  8,243       $  4,400
 Ratios of expenses to average net assets(5).......................       1.67%         1.76%(3)       1.64%          1.75%(3)
 Ratios of net investment income/(loss) to average net assets(5)...       1.04%         2.04%(3)      (0.19)%         3.05%(3)
 Portfolio turnover (6)............................................      19.21%         4.73%(4)      13.71%          5.87%(4)
 Average commission rate paid......................................   $ 0.0344       $0.0723       $ 0.0229       $ 0.0561

                                                                         SWITZERLAND WEBS             UNITED KINGDOM WEBS
                                                                           INDEX SERIES                  INDEX SERIES
                                                                     -------------------------     -------------------------

                                                                                     FOR THE                       FOR THE

                                                                      FOR THE         PERIOD        FOR THE         PERIOD

                                                                     YEAR ENDED     03/12/96*      YEAR ENDED     03/12/96*

                                                                      08/31/97      -08/31/96       08/31/97      -08/31/96

                                                                     ----------     ----------     ----------     ----------

Per Share Operating Performance
 Net asset value, beginning of period..............................   $  12.29       $  12.07(1)    $  13.15       $  12.14(1)

                                                                       -------        -------        -------        -------

 Net investment income/(loss)(+)...................................      (0.04)          0.08           0.38           0.21

 Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets
   and liabilities denominated in foreign currencies...............       2.11           0.24           3.62           1.06

                                                                       -------        -------        -------        -------

   Net increase/(decrease) in net assets resulting from operations
    ...............................................................       2.07           0.32           4.00           1.27

                                                                       -------        -------        -------        -------

Less Distributions
 Dividends from net investment income..............................         --          (0.10)         (0.32)         (0.20)

 Dividends from excess of net investment income....................         --             --          (0.06)         (0.03)

 Distributions from net realized capital gains.....................      (0.57)            --          (0.17)          0.00**

 Distributions in excess of net realized gains.....................         --             --             --             --

 Return of capital.................................................      (0.00)**          --          (0.10)         (0.03)

                                                                       -------        -------        -------        -------

   Total dividends and distributions...............................      (0.57)         (0.10)         (0.65)         (0.26)

                                                                       -------        -------        -------        -------

 Net asset value, end of period....................................   $  13.79       $  12.29       $  16.50       $  13.15

                                                                       =======        =======        =======        =======

Total Investment Return(2).........................................      16.69%          2.60%(4)      30.48%         10.41%(4)

Ratios/Supplemental Data
 Net assets, end of period (in 000's)..............................   $ 13,805       $  6,158       $ 29,721       $ 15,790

 Ratios of expenses to average net assets(5).......................       1.52%          1.82%(3)       1.38%          1.61%(3)

 Ratios of net investment income/(loss) to average net assets(5)...      (0.29)%         1.39%(3)       2.47%          3.62%(3)

 Portfolio turnover (6)............................................      48.05%         17.06%(4)       1.84%          0.00%(4)

 Average commission rate paid......................................   $ 0.8788       $ 0.7852       $ 0.0314             --



---------------
*  Commencement of operations.

** Less than one cent per share.

+  Based on average shares outstanding throughout the period.
(1) Net asset value per share on March 12, 1996 (commencement of operations).
(2) Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3) Annualized
(4) Not Annualized
(5) Includes voluntary waivers by the AMEX. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:

Ratios of expenses to average net assets before waivers............       1.67%         1.77%(3)       1.64%          1.76%(3)
Ratios of net investment income/(loss) to average net assets before
 waivers...........................................................       1.04%         2.03%(3)      (0.19)%         3.04%(3)

Ratios of expenses to average net assets before waivers............       1.53%          1.83%(3)       1.38%          1.62%(3)

                                                                     <C
Ratios of net investment income/(loss) to average net assets before
 waivers...........................................................      (0.29)%         1.38%(3)       2.47%          3.61%(3)



(6) Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

                                  THE FUND AND
                             ITS WEBS INDEX SERIES

WEBS INDEX FUND, INC. AND ITS INVESTMENT OBJECTIVE

     The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), organized as a series fund. Seventeen WEBS Index Series of the Fund currently issue shares: the Australia WEBS Index Series, the Austria WEBS Index Series, the Belgium WEBS Index Series, the Canada WEBS Index Series, the France WEBS Index Series, the Germany WEBS Index Series, the Hong Kong WEBS Index Series, the Italy WEBS Index Series, the Japan WEBS Index Series, the Malaysia (Free) WEBS Index Series, the Mexico (Free) WEBS Index Series, the Netherlands WEBS Index Series, the Singapore (Free) WEBS Index Series, the Spain WEBS Index Series, the Sweden WEBS Index Series, the Switzerland WEBS Index Series and the United Kingdom WEBS Index Series. Each of the Canada WEBS Index Series, the Japan WEBS Index Series and the United Kingdom WEBS Index Series is classified as a "diversified" investment company under the 1940 Act. Each of the other WEBS Index Series offered hereby is classified as a "non-diversified" investment company under the 1940 Act. The Board of Directors of the Fund may authorize additional WEBS Index Series in the future.

     The investment objective of each of the initial seventeen WEBS Index Series is to seek to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in particular markets, as represented by a particular foreign equity securities index. Each of the WEBS Index Series utilizes an MSCI Index that reflects the reinvestment of net dividends as its benchmark index (except for the MSCI Mexico
(Free) Index utilized by the Mexico (Free) WEBS Index Series, which reflects the reinvestment of gross dividends). See "The Benchmark MSCI Indices Utilized by the WEBS Index Series" below. Each MSCI Index is a market capital weighted index of equity securities traded on the principal securities exchange(s) and, in some cases, the over-the-counter market, of the respective country. The investment objective of each WEBS Index Series is a fundamental policy and cannot be changed without the approval of the holders of a majority of the respective WEBS Index Series' voting securities (as defined in the 1940 Act).

     There can be no assurance that the investment objective of any WEBS Index Series will be achieved. In this regard, it should be noted that the benchmark indices are unmanaged and bear no management, administration, distribution, transaction or other expenses or taxes, while each WEBS Index Series must bear these expenses and is also subject to a number of limitations on its investment flexibility. The WEBS Index Series utilize a portfolio sampling technique and do not invest in all of the securities in their respective MSCI Indices. As a result, a WEBS Index Series' performance will differ from that of the benchmark MSCI Index to a greater extent than if it invested in all of the securities in the benchmark. In addition, the MSCI Indices assume that dividends are received throughout a year ("dividend smoothing") while the WEBS Index Series record them on the ex date and this can cause the performance of a WEBS Index Series to diverge from that of its benchmark, particularly over periods of less than a year. See "Implementation of Policies." In addition, certain WEBS Index Series are subject to foreign tax withholding at rates different than those assumed by the relevant benchmark index. See "The Benchmark MSCI Indices Utilized by the WEBS Index Series." Investing in WEBS of a WEBS

Index Series involves special risks of investing in securities of the relevant foreign country. For a discussion of certain special considerations and risk factors relevant to an investment in WEBS, see "Investment Considerations and Risks."

WORLD EQUITY BENCHMARK SHARES: "WEBS"

     The shares of common stock, par value $.001 per share, of each WEBS Index Series are referred to herein as "World Equity Benchmark Shares" or "WEBS." EXCEPT WHEN AGGREGATED IN CREATION UNITS, WEBS ARE NOT REDEEMABLE SECURITIES OF THE FUND. The WEBS are listed for trading on the American Stock Exchange, Inc. (the "AMEX"). The non-redeemable WEBS trade on the AMEX during the day at prices that differ to some degree from their net asset value. See "Determination of Net Asset Value," "Exchange Listing and Trading of WEBS," "Investment Considerations and Risks" and "Redemption of WEBS in Creation Units."

WHO SHOULD INVEST?

     The WEBS of each WEBS Index Series of the Fund are designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of equity securities of companies located in the country of the subject MSCI Index. Unlike equity mutual funds that seek to "beat" market averages with unpredictable results, the WEBS Index Series seek to provide investment results that correspond generally to the price and yield performance of their respective benchmark indices.

     It is generally recognized that international diversification of an investment portfolio reduces risk. Many of the foreign equity securities held by the WEBS Index Series are difficult to purchase or hold, or are, as a practical matter, not available to retail investors. The Fund offers investors a convenient way to obtain indexed exposure to the equity markets of specific foreign countries. It should be noted, however, that the prices of WEBS of a particular WEBS Index Series may be volatile, and investors should be able to tolerate sudden, sometimes substantial fluctuations in the value of their investment. No assurance can be given that any WEBS Index Series will achieve its stated objective and shareholders should understand that they will be exposed to the risks inherent in international equity investing. Because of the risks associated with international equity investments, a WEBS Index Series is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. See "Investment Considerations and Risks."

INVESTMENT POLICIES

     The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, each WEBS Index Series of the Fund, utilizing a "passive" or indexing investment approach, attempts to approximate the investment performance of its benchmark index by investing in a portfolio of stocks selected through the use of quantitative analytical procedures. Stocks are selected for inclusion in a WEBS Index Series in order to have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the subject MSCI Index taken in its entirety. WEBS Index Series generally will not hold all of the stocks in their respective benchmark indices but will typically hold a representative subset of such stocks selected through the Adviser's application of portfolio sampling techniques. However, each WEBS Index Series reserves the right to invest in all of the stocks in its benchmark index and where a WEBS Index Series benchmark index is comprised of relatively few securities it may do so on a regular basis. In addition, a WEBS Index Series may hold stocks that are not in the relevant MSCI Index if the Adviser determines this to be appropriate in light of the WEBS Index Series' investment objective and relevant investment constraints.

     Each WEBS Index Series has the policy to remain as fully invested as practicable in a pool of equity securities the performance of which will approximate the performance of the subject MSCI Index taken in its entirety. A WEBS Index Series will normally invest at least 95% of its total assets in stocks that are represented in the relevant MSCI Index, and will at all times invest at least 90% of its total assets in such stocks, except that in order to permit the Adviser additional flexibility to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and other regulatory requirements and to manage future corporate actions and index changes in the smaller markets, each of the Austria, Belgium, Hong Kong, Mexico
(Free), Netherlands, Spain, Sweden and Switzerland WEBS Index Series will at all times invest at least 80% of its total assets in such stocks and at least 10% of the remaining 20% of its total assets in such stocks or in stocks included in the relevant market, but not in the relevant MSCI Index. A WEBS Index Series may invest its remaining assets in Short-Term Investments (defined below), in stocks that are in the relevant market but not the relevant MSCI Index, and/or in combinations of certain stock index futures contracts, options on such futures contracts, stock index options, stock index swaps, cash, local currency and forward currency exchange contracts that are intended to provide the WEBS Index Series with exposure to such stocks (the WEBS Index Series will not use such instruments to leverage their investment portfolios). "Short-Term Investments" are short-term high quality debt securities that include: obligations of the United States Government and its agencies or instrumentalities; commercial paper (rated Prime-1 by Moody's Investors Services, Inc. or A-1 by Standard & Poor's Ratings Group), bank certificates of deposit and bankers' acceptances; repurchase agreements collateralized by the foregoing securities; participation interests in such securities; and shares of money market funds (subject to applicable limits under the 1940 Act).

     A WEBS Index Series will not invest in cash reserves or Short-Term Investments or utilize futures contracts, options or swap agreements as part of a temporary defensive strategy to protect against potential stock market declines. A WEBS Index Series may enter into forward currency exchange contracts in order to facilitate settlements in local markets, in connection with positions in stock index futures and to protect against currency exposure in connection with its distributions to shareholders, but not as part of a defensive strategy to protect against fluctuations in exchange rates. See "Implementation of Policies" for a description of these and other investment practices of the Fund.

     Each WEBS Index Series has a policy to concentrate its investments in an industry or industries if, and to the extent that, its benchmark index concentrates in such industry or industries, except where the concentration of the relevant index is the result of a single stock. As a result of this policy, a WEBS Index Series will maintain at least 25% of the value of its assets in securities of issuers in each industry for which its benchmark index has a concentration of more than 25% (except where the concentration of the index is the result of a single stock). No WEBS Index Series will concentrate its investments otherwise. If the benchmark index for a WEBS Index Series has a concentration of more than 25% because of a single stock (i.e., if one stock in the benchmark index accounts for more than 25% of the index and it is the only stock in the index in its industry), the WEBS Index Series will invest less than 25% of its assets in such stock and will reallocate the excess to stocks in other industries. Changes in a WEBS Index Series' concentration (if any) and non-concentration would be made "passively" -- that is, any such changes would be made solely as a result of changes in the concentrations of the benchmark index's constituents. As of August 31, 1997, as a result of this policy, the Hong Kong WEBS Index Series concentrates in the Real Estate industry, the Singapore (Free) WEBS Index Series concentrates in the Banking industry, the Spain WEBS Index Series concentrates in the Banking and Utilities (Electrical & Gas) industries, the Sweden WEBS Index Series concentrates in the Electrical & Electronics industry and the Switzerland WEBS Index Series concentrates in the Health and Personal Care industry. Since the concentration of each WEBS Index Series is based on that of its benchmark index, changes in the market values of the WEBS Index Series' portfolio securities will not necessarily trigger changes in the portfolio of such WEBS Index Series.

     The concentration policy of each WEBS Index Series is a fundamental policy that may be changed only with shareholder approval. Each of the other investment policies of each WEBS Index Series is a nonfundamental policy that may be changed by the Board of Directors without shareholder approval. However, shareholders would be notified prior to any material change in these policies. See "Investment Limitations" herein and "Investment Policies and Restrictions" in the Statement of Additional Information for a listing of limitations on investment practices that may only be changed with shareholder approval.

IMPLEMENTATION OF POLICIES

     A WEBS Index Series generally will not hold all of the issues that comprise the subject MSCI Index, due in part to the costs involved and, in certain instances, the potential illiquidity of certain securities. Instead, each WEBS Index Series will attempt to hold a representative sample of the securities in the MSCI Index, which will be selected by the Adviser utilizing quantitative analytical models in a technique known as "portfolio sampling." Under this technique, each stock is considered for inclusion in the WEBS Index Series based on its contribution to certain capitalization, industry and fundamental investment characteristics. The Adviser will seek to construct the portfolio of each WEBS Index Series so that, in the aggregate, its capitalization, industry and fundamental investment characteristics perform like those of the subject MSCI Index. Over time, the portfolio composition of a WEBS Index Series may be altered (or "rebalanced") to reflect changes in the characteristics of the subject MSCI Index or with a view to bringing the performance and characteristics of the WEBS Index Series more in line with that of the relevant MSCI Index. Such rebalancings will require the WEBS Index Series to incur transaction costs and other expenses. As noted above, each WEBS Index Series reserves the right to invest in all of the securities in the benchmark index, and WEBS Index Series with benchmark indices comprised of relatively few stocks may do so on a regular basis.

     DUE TO THE USE OF THIS PORTFOLIO SAMPLING TECHNIQUE AND THE OTHER FACTORS DISCUSSED HEREIN, A WEBS INDEX SERIES IS NOT EXPECTED TO TRACK ITS BENCHMARK INDEX WITH THE SAME DEGREE OF ACCURACY AS WOULD AN INVEST-

MENT VEHICLE THAT INVESTED IN EVERY COMPONENT SECURITY OF THE SUBJECT INDEX. The Adviser expects that, over time, the "expected tracking error" of a WEBS Index Series relative to the performance of its benchmark index will be less than 5% and that the tracking error will generally be greater for WEBS Index Series that have benchmark indices with fewer rather than greater numbers of component stocks. An expected tracking error of 5% means that there is a 68% probability that the net asset value of the WEBS Index Series will be within plus or minus 5% of the subject MSCI Index level after one year, without rebalancing the portfolio composition. A tracking error of 0% would indicate perfect tracking, which would be achieved when the net asset value of the WEBS Index Series increases or decreases in exact proportion to changes in its benchmark index. Factors such as expenses of the Fund, taxes, the need to comply with the diversification and other requirements of the Internal Revenue Code, the existence of uninvested assets in the portfolios (including cash and deferred organizational expenses), the fact that the MSCI Indices "smooth" dividend payments evenly over a year while the Fund records dividends on the ex date, and the fact that the MSCI Indicies utilized by certain WEBS Index Series assume a different foreign tax withholding rate than that applicable to such WEBS Index Series, may adversely impact the tracking of the performance of a WEBS Index Series to that of its benchmark index. The Adviser will monitor the tracking error of each WEBS Index Series on an ongoing basis and will seek to minimize tracking error to the maximum extent possible. See also the discussion of portfolio sampling in the preceding paragraph. There can be no assurance that any WEBS Index Series will achieve any particular level of tracking error relative to the performance of the relevant benchmark index. Semiannual and annual reports of the Fund disclose tracking error over the previous six month periods, and in the event that tracking error exceeds 5%, the Board will consider what action might be appropriate.

     Although the policy of each WEBS Index Series of the Fund is to remain substantially fully invested in equity securities, a WEBS Index Series may also invest in combinations of certain stock index futures contracts, options on such futures contracts, stock index options, stock index swaps and cash and Short-Term Investments that are intended to provide the WEBS Index Series with exposure to such equity securities, and in cash, local currency, forward currency exchange contacts and certain Short-Term Investments that are not associated with related positions in stock index futures contracts, options on such futures contracts, stock index options or stock index swaps. Such investments may be made to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions of Creation Units of WEBS.

     A WEBS Index Series may purchase stock index futures contracts, options on such futures contracts and stock index options and may enter into stock index swaps to simulate full investment in the underlying index to a limited extent. This may be done to facilitate trading (e.g., to rapidly gain exposure to a market in anticipation of purchasing the underlying equities over time), to reduce transaction costs or because the Adviser has determined that the use of such instruments permits the WEBS Index Series to gain exposure to the underlying equities at a lower cost than by making direct investments in the cash market. While each of these instruments can be used to leverage an investment portfolio, no WEBS Index Series may use them to leverage its net assets.

     A WEBS Index Series may enter into foreign currency forward and foreign currency futures contracts to facilitate settlements in local markets, in connection with stock index futures positions, and to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes or as a way of protecting against anticipated adverse changes in exchange rates between foreign currencies and the U.S. dollar. A foreign currency forward contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

     The Fund may lend securities from the portfolio of a WEBS Index Series to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. Because the government securities or other assets that are pledged as collateral to the Fund in connection with these loans generate income, securities lending enables a WEBS Index Series to earn income that may partially offset the expenses of the WEBS Index Series, and thereby reduce the effect that expenses have on a WEBS Index Series' ability to provide investment results that correspond generally to the price and yield performance of its benchmark index. These loans may not exceed 33% of a WEBS Index Series' total assets. The documentation for these loans will provide that the WEBS Index Series will receive collateral equal to at least 100% of the current market value of the loaned securities, as marked to market each day that the net asset value of the WEBS Index Series is determined, consisting of government securities or other assets permitted by applicable regulations and interpretations. A WEBS Index Series will pay reasonable administrative and custodial fees in connection with the loan of securities. The WEBS Index Series will invest collateral in Short-Term Investments, and the WEBS Index Series will bear the risk of loss of the invested collateral. In addition, a WEBS Index Series will be exposed to the risk of loss should a borrower default on its obligation to return the borrowed securities. MSTC serves as Lending Agent of the Fund and, in such capacity, shares equally with the respective WEBS Index Series any net income earned on invested collateral. A WEBS Index Series' share of income from the loan collateral will be included in the WEBS Index Series' gross investment income. The Fund will comply with the conditions for securities lending established by the SEC staff.

     Although each WEBS Index Series generally seeks to invest for the long term, the WEBS Index Series retain the right to sell securities irrespective of how long they have been held. However, because of the "passive" investment management approach of the Fund, the portfolio turnover rate for each WEBS Index Series is expected to be under 50%, a generally lower turnover rate than for many other investment companies. A portfolio turnover rate of 50% would occur if one half of a WEBS Index Series' securities were sold within one year. Ordinarily, securities are sold by a WEBS Index Series only to reflect certain administrative changes in an Index (including mergers or changes in the composition of the Index) or to accommodate cash flows out of the WEBS Index Series while seeking to keep the performance of the WEBS Index Series in line with that of its benchmark index. In addition, securities may be sold from a WEBS Index Series in certain circumstances to ensure the WEBS Index Series' compliance with the diversification and other requirements of the Internal Revenue Code and with other requirements, which would tend to raise the portfolio turnover rate of such WEBS Index Series. Purchases and sales of securities in connection with such compliance will involve transaction costs which will be borne by the respective WEBS Index Series.

     A WEBS Index Series may borrow money from a bank up to a limit of 33% of the market value of its assets, but only for temporary or emergency purposes (e.g., to facilitate distributions to shareholders or to meet redemption requests (in connection with Creation Units of

WEBS that the Fund agrees to redeem for cash) prior to the settlement of securities already sold or in the process of being sold by the WEBS Index Series). To the extent that a WEBS Index Series borrows money prior to receiving distributions on its portfolio securities or prior to selling securities in connection with a redemption, it may be leveraged; at such times, the WEBS Index Series may appreciate or depreciate in value more rapidly than its benchmark index. A WEBS Index Series will not make cash purchases of securities when the amount of money borrowed exceeds 5% of the market value of its total assets.

INVESTMENT LIMITATIONS

     Each WEBS Index Series of the Fund intends to observe certain limitations on its investment practices. Specifically, a WEBS Index Series may not:

          (i) lend any funds or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which it is permitted to invest (including participation interests in such securities or obligations) and except that a WEBS Index Series may lend its portfolio securities in an amount not to exceed 33% of the value of its total assets;

          (ii) issue senior securities or borrow money, except borrowings from banks for temporary or emergency purposes in an amount up to 33% of the value of the WEBS Index Series' total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, and the WEBS Index Series will not purchase securities while borrowings in excess of 5% of the WEBS Index Series' total assets are outstanding, provided, that for purposes of this restriction, short-term credits necessary for the clearance of transactions are not considered borrowings;

          (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings; or

          (iv) purchase a security (other than obligations of the United States Government, its agencies or instrumentalities) if as a result 25% or more of its total assets would be invested in a single issuer.

Except with regard to a WEBS Index Series' borrowing policy and illiquid securities policy, all percentage limitations referred to in this Prospectus apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the WEBS Index Series' portfolio. The investment limitations described in (i) through (iv) above and the preceding paragraph, and certain additional limitations described in the Statement of Additional Information, may be changed with respect to a WEBS Index Series only with the approval of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of such WEBS Index Series.

THE BENCHMARK MSCI INDICES UTILIZED BY THE WEBS INDEX SERIES

     Each WEBS Index Series uses the corresponding MSCI Index listed below as its benchmark (the Australia WEBS Index Series uses the MSCI Australia Index, etc.). MSCI publishes several versions of each stock index that it compiles. With the exception of the MSCI Mexico (Free) Index, the MSCI Indices used by WEBS Index Series as benchmarks reflect the reinvestment of net dividends. "Net dividends" means dividends after reduction for taxes withheld at source at the rate applicable to holders of the underlying stocks that are resident in Luxembourg. Such withholding rate currently differs from that applicable to the Australia, Austria and Germany WEBS Index Series. So-called "un-franked" dividends from Australian companies are withheld at a 30% rate to Luxembourg residents and a 15% rate to the Australia WEBS Index Series (there is no difference in the treatment of "franked" dividends). Austrian companies impose a 15% dividend withholding on Luxembourg residents and an 11% rate on the Austria WEBS Index Series. German companies impose a 15% dividend withholding on Luxembourg residents and a 10% rate on the Germany WEBS Index Series. The Mexico (Free) WEBS Index Series' benchmark index, the MSCI Mexico (Free) Index, reflects the reinvestment of gross dividends. "Gross dividends" means dividends before reduction for taxes withheld at source. Mexican companies do not withhold tax to U.S. investors.

     The stocks included in an MSCI Index are chosen by Morgan Stanley Capital International on a statistical basis. Each stock in an MSCI Index is weighted according to its market value as a percentage of the total market value of all stocks in the Index. (A stock's market value equals the number of shares outstanding times the most recent price of the security.) The inclusion of a stock in an MSCI Index in no way implies that MSCI believes the stock to be an attractive investment.

     In General

     The Indices were founded in 1969 by Capital International S.A. as the first international performance benchmarks constructed to facilitate accurate comparison of world markets. Morgan Stanley acquired rights to the Indices in 1986. The MSCI Indices have covered the world's developed markets since 1969, and in 1988, MSCI commenced coverage of the emerging markets.

     Although local stock exchanges have traditionally calculated their own indices, these are generally not comparable with one another, due to differences in the representation of the local market, mathematical formulas, base dates and methods of adjusting for capital changes. MSCI applies the same criteria and calculation methodology across all markets for all indices, developed and emerging.

     MSCI Indices are notable for the depth and breadth of their coverage. MSCI generally seeks to have 60% of the capitalization of a country's stock market reflected in the MSCI Index for such country. Thus, the MSCI Indices balance the inclusiveness of an "all share" index against the replicability of a "blue chip" index.

     Weighting

     All single-country MSCI Indices are market capitalization weighted, i.e., companies are included in the indices at their full market value (total number of shares issued and paid up, multiplied by price). MSCI believes full market capitalization weighting is preferable to other weighting schemes for both theoretical and practical reasons.

     MSCI calculates two indices in some countries in order to address the issue of restrictions on foreign ownership in such countries. The additional indices are called "Free" indices, and they exclude companies and share classes not purchasable by foreigners. Free indices are currently calculated for China, Indonesia, Malaysia, Mexico, the Philippines, Singapore and Thailand, and for those regional and international indices which include such markets.

     Indonesia, Malaysia, Singapore and Thailand currently impose foreign ownership limits on domestic stock, and when the foreign ownership limit is reached, foreigners may only trade with other foreigners, frequently at a price that is higher than the price available to domestic investors. The Free Indices for such countries are designed to reflect the actual investment conditions for international investors by using the foreign prices for stocks where relevant. The Free Indices for Indonesia, Malaysia, Singapore and Thailand will use foreign prices only when a foreign ownership limit is reached on a constituent stock and a determination is made that there is sufficient long-term liquidity at the foreign price. To compensate for the distorting inflation of a company's weight that may occur as a result of using the higher foreign prices for its shares, a compensating factor called a Free Market Capitalization Factor ("FMCF") may be applied to the total number of shares of a "foreign priced" constituent stock in the respective Index. A FMCF is the approximate ratio of domestic price to foreign price and is applied in an effort to align the free market capitalization weight with the domestic market capitalization weight.

     Market capitalization weighting, combined with a consistent target of 60% of market capitalization, helps ensure that each country's weight in regional and international indices approximates its weight in the total universe of developing and emerging markets. Maintaining consistent policy among MSCI developed and emerging market indices is also critical to the calculation of certain combined developed and emerging market indices published by MSCI.

     The MSCI Australia Index ("MSCI Australia"). The MSCI Australia consists primarily of stocks that are traded on the Australian Stock Exchange. On August 31, 1997, the MSCI Australia consisted of 55 stocks. The three largest constituents of the MSCI Australia and the respective approximate percentages of the MSCI Australia represented thereby were Broken Hill Proprietary Company Ltd. (14.83%), National Australia Bank (12.13%) and Westpac Banking (6.10%) for a total of approximately 33.06% of the MSCI Australia. As of August 31, 1997, the ten largest constituents comprised approximately 59.46% of the market capitalization of the MSCI Australia. As of August 31, 1997, the three most highly represented industry sectors in the MSCI Australia, and the approximate percentages of the MSCI Australia represented thereby, were Banking (18.23%), Energy Sources (16.98%) and Metals- Non-Ferrous (9.33%), for a total of approximately 44.54% of the MSCI Australia. The MSCI Australia represented approximately 54.9% of the aggregate capitalization of the Australian equity markets at August 31, 1997.

     The MSCI Austria Index ("MSCI Austria"). The MSCI Austria consists primarily of stocks that are traded on the Vienna Stock Exchange. On August 31, 1997, the MSCI Austria consisted of 24 stocks. The three largest constituents of the MSCI Austria and the respective approximate percentages of the MSCI Austria represented thereby were OMV AG (15.17%), Bank Austria Stamm (12.17%) and Va Technologic (11.70%) for a total of approximately 39.04% of the MSCI Austria. As of August 31, 1997, the ten largest constituents comprised approximately 80.01% of the market capitalization of the MSCI Austria. As of August 31, 1997, the three most highly represented industry sectors in the MSCI Austria, and the approximate percentages of the

MSCI Austria represented thereby, were Banking (28.26%), Energy Sources (15.17%) and Machinery & Engineering (14.15%), for a total of approximately 55.58% of the MSCI Austria. The MSCI Austria represented approximately 66.0% of the aggregate capitalization of the Austrian equity markets at August 31, 1997.

     The MSCI Belgium Index ("MSCI Belgium"). The MSCI Belgium consists primarily of stocks that are traded on the Brussels Stock Exchange. On August 31, 1997, the MSCI Belgium consisted of 17 stocks. As of August 31, 1997, the three largest constituents of the MSCI Belgium and the respective approximate percentages of the MSCI Belgium represented thereby were Electrabel (15.14%), Petrofina (11.79%) and Fortis Ag (11.56%), for a total of approximately 38.49% of the MSCI Belgium. As of August 31, 1997, the ten largest constituents comprised approximately 83.33% of the market capitalization of the MSCI Belgium. As of August 31, 1997, the three most highly represented industry sectors in the MSCI Belgium, and the approximate percentages of the MSCI Belgium represented thereby, were Utilities -- Electrical & Gas (22.97%), Insurance (17.78%) and Banking (16.79%), for a total of approximately 57.54% of the MSCI Belgium. The MSCI Belgium represented approximately 56.0% of the aggregate capitalization of the Belgian equity markets at August 31, 1997.

     The MSCI Canada Index ("MSCI Canada"). The MSCI Canada consists primarily of stocks that are traded on the Toronto Stock Exchange. On August 31, 1997, the MSCI Canada consisted of 84 stocks. The three largest constituents of the MSCI Canada and the respective approximate percentages of the MSCI Canada represented thereby were Northern Telecom (8.50%), BCE Inc. (5.89%) and Royal Bank of Canada (4.73%), for a total of approximately 19.12% of the MSCI Canada. As of August 31, 1997, the ten largest constituents comprised approximately 44.09% of the market capitalization of the MSCI Canada. As of August 31, 1997, the three most highly represented industry sectors in the MSCI Canada, and the approximate percentages of the MSCI Canada represented thereby, were Banking (15.63%), Energy Sources (13.96%) and Electrical & Electronics (11.04%), for a total of approximately 40.63% of the MSCI Canada. The MSCI Canada represented approximately 64.0% of the aggregate capitalization of the Canadian equity markets at August 31, 1997.

     The MSCI France Index ("MSCI France"). The MSCI France consists primarily of stocks that are traded on the Paris Stock Exchange. On August 31, 1997, the MSCI France consisted of 68 stocks. The three largest constituents of the MSCI France and the respective approximate percentages of the MSCI France represented thereby were EIF Aquitaine (7.46%), L'Oreal (5.94%) and Carrefour (5.70%), for a total of approximately 19.10% of the MSCI France. As of August 31, 1997, the ten largest constituents comprised approximately 49.07% of the market capitalization of the MSCI France. As of August 31, 1997, the three most highly represented industry sectors in the MSCI France, and the approximate percentages of the MSCI France represented thereby, were Energy Sources (13.08%), Health & Personal Care (12.03%) and Merchandising (11.28%), for a total of approximately 36.39% of the MSCI France. The MSCI France represented approximately 70.4% of the aggregate capitalization of the French equity markets at August 31, 1997.

     The MSCI Germany Index ("MSCI Germany"). The MSCI Germany consists primarily of stocks that are traded on the Frankfurt Stock Exchange. On August 31, 1997, the MSCI Germany consisted of 67 stocks. The three largest constituents of the MSCI Germany and the respective approximate percentages of the MSCI Germany represented thereby were Allianz (9.39%),

Deutsche Telekom (8.10%) and Daimler Benz (7.14%), for a total of approximately 24.63% of the MSCI Germany. As of August 31, 1997, the ten largest constituents comprised approximately 58.64% of the market capitalization of the MSCI Germany. As of August 31, 1997, the three most highly represented industry sectors in the MSCI Germany, and the approximate percentages of the MSCI Germany represented thereby, were Insurance (15.16%), Banking (13.64%) and Automobiles (11.69%), for a total of approximately 40.49% of the MSCI Germany. The MSCI Germany represented approximately 77.3% of the aggregate capitalization of the German equity markets at August 31, 1997.

     The MSCI Hong Kong Index ("MSCI Hong Kong"). The MSCI Hong Kong consists primarily of stocks that are traded on The Stock Exchange of Hong Kong Limited
(SEHK). On August 31, 1997, the MSCI Hong Kong consisted of 35 stocks. The three largest constituents of the MSCI Hong Kong and the respective approximate percentages of the MSCI Hong Kong represented thereby were Hutchinson Whampoa (14.50%), Sun Hung Kai Properties (12.20%) and HongKong Telecom (11.06%), for a total of approximately 37.76% of the MSCI Hong Kong. As of August 31, 1997, the ten largest constituents comprised approximately 81.9% of the market capitalization of the MSCI Hong Kong. As of August 31, 1997, the three most highly represented industry sectors in the MSCI Hong Kong, and the approximate percentages of the MSCI Hong Kong represented thereby, were Real Estate (37.49%), Multi-Industry (21.09%) and Banking (13.26%), for a total of approximately 71.84% of the MSCI Hong Kong. The MSCI Hong Kong represented approximately 52.6% of the aggregate capitalization of the Hong Kong equity markets at August 31, 1997.

     The MSCI Italy Index ("MSCI Italy"). The MSCI Italy consists primarily of stocks that are traded on the Milan Stock Exchange. On August 31, 1997, the MSCI Italy consisted of 55 stocks. The three largest constituents of the MSCI Italy and the respective approximate percentages of the MSCI Italy represented thereby were ENI (22.10%), Tim Ord (11.19%) and Telecom Italia Ordinary (10.76%), for a total of approximately 44.05% of the MSCI Italy. As of August 31, 1997, the ten largest constituents comprised approximately 72.33% of the market capitalization of the MSCI Italy. As of August 31, 1997, the three most highly represented industry sectors in the MSCI Italy, and the approximate percentages of the MSCI Italy represented thereby, were Telecommunications (24.86%), Energy Sources (22.10%) and Insurance (14.70%), for a total of approximately 61.66% of the MSCI Italy. The MSCI Italy represented approximately 70.6% of the aggregate capitalization of the Italian equity markets at August 31, 1997.

     The MSCI Japan Index ("MSCI Japan"). The MSCI Japan consists primarily of stocks that are traded on the Tokyo Stock Exchange. On August 31, 1997, the MSCI Japan consisted of 310 stocks. The three largest constituents of the MSCI Japan and the respective approximate percentages of the MSCI Japan represented thereby were NTT Corp. (6.31%), Toyoto Motor Corp. (5.25%) and Bank Tokyo-Mitsubishi (4.48%), for a total of approximately 16.04% of the MSCI Japan. As of August 31, 1997, the ten largest constituents comprised approximately 29.28% of the market capitalization of the MSCI Japan. As of August 31, 1997, the three most highly represented industry sectors in the MSCI Japan, and the approximate percentages of the MSCI Japan represented thereby, were Banking (17.17%), Automobiles (7.69%) and Telecommunications (6.31%), for a total of approximately 31.17% of the MSCI Japan. The MSCI Japan represented approximately 65.2% of the aggregate capitalization of the Japanese equity markets at August 31, 1997.

     The MSCI Malaysia (Free) Index ("MSCI Malaysia (Free)").  The MSCI Malaysia
(Free) consists primarily of stocks that are traded on the Kuala Lumpur Stock Exchange. On August 31, 1997, the MSCI Malaysia (Free) consisted of 76 stocks. As of August 31, 1997, the three largest constituents of the MSCI Malaysia
(Free) and the respective approximate percentages of the MSCI Malaysia (Free) represented thereby were Tenaga Nasional (10.76%), Telecom Malaysia (10.65%) and Malayan Banking (8.85%), for a total of approximately 30.26% of the MSCI Malaysia (Free). As of August 31, 1997, the ten largest constituents comprised approximately 53.1% of the market capitalization of the MSCI Malaysia (Free). As of August 31, 1997, the three most highly represented industry sectors in the MSCI Malaysia (Free), and the approximate percentages of the MSCI Malaysia
(Free) represented thereby, were Banking (15.12%), Multi-Industry (13.88%) and Telecommunications (11.39%), for a total of approximately 40.39% of the MSCI Malaysia (Free). The MSCI Malaysia (Free) represented approximately 52.9% of the aggregate capitalization of the Malaysian equity markets at August 31, 1997.

     The MSCI Mexico (Free) Index ("MSCI Mexico (Free)").  The MSCI Mexico
(Free) consists primarily of stocks that are traded on the Mexican Stock Exchange. On August 31, 1997, the MSCI Mexico (Free) consisted of 40 stocks. As of August 31, 1997, the three largest constituents of the MSCI Mexico (Free) and the respective approximate percentages of the MSCI Mexico (Free) represented thereby were Telmex Telefonos Mex (14.50%), Grupo Modelo (7.24%) and Grupo Carso (6.69%), for a total of approximately 28.43% of the MSCI Mexico (Free). As of August 31, 1997, the ten largest constituents comprised approximately 62.57% of the market capitalization of the MSCI Mexico (Free). As of August 31, 1997, the three most highly represented industry sectors in the MSCI Mexico (Free), and the approximate percentages of the MSCI Mexico (Free) represented thereby, were Telecommunications (20.33%), Beverages & Tobacco (14.74%) and Multi-Industry (14.15%), for a total of approximately 49.22% of the MSCI Mexico (Free). The MSCI Mexico (Free) represented approximately 66.1% of the aggregate capitalization of the Mexican equity markets at August 31, 1997.

     The MSCI Netherlands Index ("MSCI Netherlands"). The MSCI Netherlands consists primarily of stocks that are traded on the Amsterdam Stock Exchange. On August 31, 1997, the MSCI Netherlands consisted of 22 stocks. The three largest constituents of the MSCI Netherlands and the respective approximate percentages of the MSCI Netherlands represented thereby were Petroleum (34.64%), ING Groep N.V. (11.39%) and Unilever NV Cert (10.30%), for a total of approximately 56.33% of the MSCI Netherlands. As of August 31, 1997, the ten largest constituents comprised approximately 91.68% of the market capitalization of the MSCI Netherlands. As of August 31, 1997, the three most highly represented industry sectors in the MSCI Netherlands, and the approximate percentages of the MSCI Netherlands represented thereby, were Energy Sources (34.64%), Financial Services (11.39%) and Food & Household Products (10.30%), for a total of approximately 56.33% of the MSCI Netherlands. The MSCI Netherlands represented approximately 70.1% of the aggregate capitalization of the Dutch equity markets at August 31, 1997.

     The MSCI Singapore (Free) Index ("MSCI Singapore (Free)"). The MSCI Singapore (Free) consists primarily of stocks that are traded on the Singapore Stock Exchange. On August 31, 1997, the MSCI Singapore (Free) consisted of 37 stocks. The three largest constituents of the MSCI Singapore (Free) and the respective approximate percentages of the MSCI Singapore (Free) represented thereby were Singapore Telecom (14.05%), Oversea-Chinese

Banking Corp. (10.43%) and United Overseas Bank Fgn (10.31%), for a total of approximately 34.79% of the MSCI Singapore (Free). As of August 31, 1997, the ten largest constituents comprised approximately 76.29% of the market capitalization of the MSCI Singapore (Free). As of August 31, 1997, the three most highly represented industry sectors in the MSCI Singapore (Free), and the approximate percentages of the MSCI Singapore (Free) represented thereby, were Banking (28.81%), Real Estate (17.43%) and Telecommunications (14.05%), for a total of approximately 60.29% of the MSCI Singapore (Free). The MSCI Singapore
(Free) represented approximately 52.9% of the aggregate capitalization of the Singaporean equity markets at August 31, 1997.

     The MSCI Spain Index ("MSCI Spain"). The MSCI Spain consists primarily of stocks that are traded on the Madrid Stock Exchange. On August 31, 1997, the MSCI Spain consisted of 31 stocks. The three largest constituents of the MSCI Spain and the respective approximate percentages of the MSCI Spain represented thereby were Telefonica de Espana (17.22%), Endesa Empresa Nal Elec. (14.81%) and Banco Bilbao Vizcaya (12.57%), for a total of approximately 44.6% of the MSCI Spain. As of August 31, 1997, the ten largest constituents comprised approximately 84.89% of the market capitalization of the MSCI Spain. As of August 31, 1997, the three most highly represented industry sectors in the MSCI Spain, and the approximate percentages of the MSCI Spain represented thereby, were Banking (30.57%), Utilities -- Electrical & Gas (28.38%) and Telecommunications (17.22%), for a total of approximately 76.17% of the MSCI Spain. The MSCI Spain represented approximately 70.1% of the aggregate capitalization of the Spanish equity markets at August 31, 1997.

     The MSCI Sweden Index ("MSCI Sweden"). The MSCI Sweden consists primarily of stocks that are traded on the Stockholm Stock Exchange. On August 31, 1997, the MSCI Sweden consisted of 29 stocks. As of August 31, 1997, the three largest constituents of the MSCI Sweden and the respective approximate percentages of the MSCI Sweden represented thereby were Ericsson (LM) (25.93%), Astra (13.80%) and ABB AB (6.29%), for a total of approximately 46.02% of the MSCI Sweden. As of August 31, 1997, the ten largest constituents comprised approximately 73.35% of the market capitalization of the MSCI Sweden. As of August 31, 1997, the three most highly represented industry sectors in the MSCI Sweden, and the approximate percentages of the MSCI Sweden represented thereby, were Electrical & Electronics (34.76%), Health & Personal Care (16.79%) and Banking (8.37%), for a total of approximately 59.92% of the MSCI Sweden. The MSCI Sweden represented approximately 59.7% of the aggregate capitalization of the Swedish equity markets at August 31, 1997.

     The MSCI Switzerland Index ("MSCI Switzerland"). The MSCI Switzerland consists primarily of stocks that are traded on the Zurich Stock Exchange. On August 31, 1997, the MSCI Switzerland consisted of 36 stocks. The three largest constituents of the MSCI Switzerland and the respective approximate percentages of the MSCI Switzerland represented thereby were Novartis Namen (23.16%), Roche Holding Genuss (15.55%) and Nestle (12.00%), for a total of approximately 50.71% of the MSCI Switzerland. As of August 31, 1997, the ten largest constituents comprised approximately 86.3% of the market capitalization of the MSCI Switzerland. As of August 31, 1997, the three most highly represented industry sectors in the MSCI Switzerland, and the approximate percentages of the MSCI Switzerland represented thereby, were Health & Personal Care (47.48%), Banking (17.72%) and Food & Household Products (12.00%), for a total of approximately 77.2% of the MSCI Switzerland. The MSCI Swit-zerland represented approximately 78.8% of the aggregate capitalization of the Swiss equity markets at August 31, 1997.

     The MSCI United Kingdom Index ("MSCI UK"). The MSCI UK consists primarily of stocks that are traded on the London Stock Exchange. On August 31, 1997, the MSCI UK consisted of 132 stocks. The three largest constituents of the MSCI UK and the respective approximate percentages of the MSCI UK represented thereby were British Petroleum (6.68%), Glaxo Wellcome (5.94%) and Lloyds TSB Group (5.26%), for a total of approximately 17.88% of the MSCI UK. As of August 31, 1997, the ten largest constituents comprised approximately 39.76% of the market capitalization of the MSCI UK. As of August 31, 1997, the three most highly represented industry sectors in the MSCI UK, and the approximate percentages of the MSCI UK represented thereby, were Banking (15.60%), Health & Personal Care (12.45%) and Merchandising (8.35%), for a total of approximately 36.4% of the MSCI UK. The MSCI UK represented approximately 61.9% of the aggregate capitalization of the United Kingdom equity markets at August 31, 1997.

     The graphs below present certain historical performance information, as calculated by MSCI, for the MSCI Indices that are the benchmark indices for each of the seventeen WEBS Index Series of the Fund. The MSCI Indices are unmanaged securities indices and do not bear transactional or operating costs and expenses, whereas the WEBS Index Series bear fees and expenses as described herein. See "Summary of Fund Expenses." Such fees and expenses reduce the return of each WEBS Index Series in comparison with its benchmark index. In addition, because each WEBS Index Series does not invest in all the securities in its benchmark index, the investment results do not necessarily correspond to those of its benchmark index. Moreover, the WEBS Index Series are subject to various limitations on their investment flexibility and these limits adversely affect their ability to meet their investment objective. See "Investment Policies" and "Implementation of Policies." The graphs measure total return based on the period's change in price, dividends paid on stocks in the index, and the effect of reinvesting dividends with adjustments for dividend withholding by foreign governments (except for the graph relating to the MSCI Mexico (Free), which reflects the reinvestment of dividends without adjustments for dividend withholding). The withholding tax rates applicable to the Australia, Austria and Germany WEBS Index Series vary from the rates utilized by MSCI in computing the benchmark indices for such WEBS Index Series. See the first paragraph of this section. The figures provided below for 1997 are through August 29, 1997.

                     Measurement Period
                   (Fiscal Year Covered)                            MSCI AUSTRALIA INDEX
1988                                                                       36.4
1989                                                                        9.3
1990                                                                     -17.54
1991                                                                      33.64
1992                                                                     -10.82
1993                                                                      35.17
1994                                                                        5.4
1995                                                                      11.19
1996                                                                       9.82
1997                                                                       -1.9

                     Measurement Period
                   (Fiscal Year Covered)                             MSCI AUSTRIA INDEX
1988                                                                       0.57
1989                                                                     103.91
1990                                                                       6.33
1991                                                                     -12.23
1992                                                                     -10.65
1993                                                                      28.09
1994                                                                      -6.28
1995                                                                       4.72
1996                                                                      12.61
1997                                                                         -3

                     Measurement Period
                   (Fiscal Year Covered)                             MSCI BELGIUM INDEX
1988                                                                      53.63
1989                                                                      17.29
1990                                                                     -10.98
1991                                                                      13.77
1992                                                                      -1.47
1993                                                                      23.51
1994                                                                       8.24
1995                                                                      25.88
1996                                                                      21.08
1997                                                                        4.6

                     Measurement Period
                   (Fiscal Year Covered)                             MSCI CANADA INDEX
1988                                                                      17.07
1989                                                                       24.3
1990                                                                        -13
1991                                                                      11.08
1992                                                                     -12.15
1993                                                                      17.58
1994                                                                      -3.04
1995                                                                      18.31
1996                                                                         29
1997                                                                       12.5

                     Measurement Period
                   (Fiscal Year Covered)                             MSCI FRANCE INDEX
1988                                                                      37.87
1989                                                                      36.15
1990                                                                     -13.83
1991                                                                      17.83
1992                                                                       2.81
1993                                                                      20.91
1994                                                                      -5.18
1995                                                                      14.12
1996                                                                      29.68
1997                                                                        2.6

                     Measurement Period
                   (Fiscal Year Covered)                             MSCI GERMANY INDEX
1988                                                                       20.6
1989                                                                      46.26
1990                                                                      -9.36
1991                                                                       8.16
1992                                                                     -10.27
1993                                                                      35.64
1994                                                                       4.66
1995                                                                      16.41
1996                                                                      23.03
1997                                                                       15.4

                     Measurement Period
                   (Fiscal Year Covered)                            MSCI HONG KONG INDEX
1988                                                                     28.12
1989                                                                      8.39
1990                                                                      9.17
1991                                                                     49.52
1992                                                                     32.29
1993                                                                     116.7
1994                                                                     -28.9
1995                                                                     22.57
1996                                                                     31.89
1997                                                                       1.3

                     Measurement Period
                   (Fiscal Year Covered)                              MSCI ITALY INDEX
1988                                                                      11.46
1989                                                                      19.42
1990                                                                     -19.19
1991                                                                      -1.82
1992                                                                     -22.22
1993                                                                      28.53
1994                                                                      11.56
1995                                                                       1.05
1996                                                                       8.64
1997                                                                       14.5

                     Measurement Period
                   (Fiscal Year Covered)                              MSCI JAPAN INDEX
1988                                                                      35.39
1989                                                                       1.71
1990                                                                      -36.1
1991                                                                       8.92
1992                                                                     -21.45
1993                                                                      25.48
1994                                                                      21.44
1995                                                                       0.69
1996                                                                      -4.67
1997                                                                       -3.4

                     Measurement Period
                   (Fiscal Year Covered)                         MSCI MALAYSIA (FREE) INDEX
1988                                                                      26.54
1989                                                                      55.76
1990                                                                      -7.91
1991                                                                       4.95
1992                                                                      17.76
1993                                                                        110
1994                                                                     -19.94
1995                                                                       5.16
1996                                                                      24.85
1997                                                                      -44.3

                     Measurement Period
                   (Fiscal Year Covered)                          MSCI MEXICO (FREE) INDEX
1988                                                                      71.98
1989                                                                       89.2
1990                                                                      62.65
1991                                                                     126.04
1992                                                                      24.98
1993                                                                      49.35
1994                                                                     -40.55
1995                                                                     -20.37
1996                                                                       18.7
1997                                                                       38.5

                     Measurement Period
                   (Fiscal Year Covered)                           MSCI NETHERLANDS INDEX
1988                                                                     14.19
1989                                                                     35.79
1990                                                                     -3.19
1991                                                                      17.8
1992                                                                       2.3
1993                                                                     35.28
1994                                                                      11.7
1995                                                                     27.71
1996                                                                     37.19
1997                                                                        17

                     Measurement Period
                   (Fiscal Year Covered)                        MSCI SINGAPORE (FREE) INDEX
1988                                                                      34.18
1989                                                                      44.88
1990                                                                     -14.59
1991                                                                      43.61
1992                                                                       4.49
1993                                                                      73.41
1994                                                                       5.81
1995                                                                      12.19
1996                                                                      -0.77
1997                                                                      -17.6

                     Measurement Period
                   (Fiscal Year Covered)                              MSCI SPAIN INDEX
1988                                                                      13.53
1989                                                                       9.76
1990                                                                     -13.85
1991                                                                      15.63
1992                                                                     -21.87
1993                                                                      29.78
1994                                                                       -4.8
1995                                                                      29.83
1996                                                                       49.1
1997                                                                       11.6

                     Measurement Period
                   (Fiscal Year Covered)                             MSCI SWEDEN INDEX
1988                                                                      48.33
1989                                                                      31.79
1990                                                                     -20.99
1991                                                                      14.42
1992                                                                     -14.41
1993                                                                      36.99
1994                                                                      18.34
1995                                                                      33.36
1996                                                                      41.08
1997                                                                       13.4

                     Measurement Period
                   (Fiscal Year Covered)                           MSCI SWITZERLAND INDEX
1988                                                                      6.18
1989                                                                     26.21
1990                                                                     -6.23
1991                                                                     15.77
1992                                                                     17.23
1993                                                                     45.79
1994                                                                      3.54
1995                                                                     44.12
1996                                                                     19.65
1997                                                                      20.9

                     Measurement Period
                   (Fiscal Year Covered)                         MSCI UNITED KINGDOM INDEX
1988                                                                      5.95
1989                                                                     21.87
1990                                                                     10.29
1991                                                                     16.02
1992                                                                     -3.65
1993                                                                     24.44
1994                                                                     -1.63
1995                                                                     21.27
1996                                                                     15.78
1997                                                                      12.5

MANAGEMENT OF THE FUND

     Board of Directors. The Board has responsibility for the overall management of the Fund, including general supervision of the duties performed by the Adviser and other service providers. Additional information about the Board and the officers of the Fund appears in the Statement of Additional Information under the heading "Management of the Fund."

     Adviser. Barclays Global Fund Advisors is the Adviser to the Fund and, subject to the supervision of the Board of the Fund, is responsible for the investment management of each WEBS Index Series, which includes application of portfolio optimization techniques. The Adviser is located at 45 Fremont Street, San Francisco, California 94105. The Adviser is a California Corporation indirectly owned by Barclays Bank PLC and is registered as an investment adviser under the Investment Advisers Act of 1940. As of August 31, 1997, the Adviser and its parent, Barclays Global Investors, N.A., manage, administer or advise assets aggregating in excess of $483 billion. For its investment management services to each WEBS Index Series, the Adviser is paid management fees equal to each WEBS Index Series' allocable portion of: .27% per annum of the aggregate net assets of the Fund less than or equal to $1.7 billion, plus .15% per annum of the aggregate net assets of the Fund between $1.7 billion and $7 billion, plus .12% per annum of the aggregate net assets of the Fund between $7 billion and $10 billion, plus .08% per annum of the aggregate net assets of the Fund in excess of $10 billion. The management fees are accrued daily and paid by the Fund as soon as practical after the last day of each calendar quarter. The Adviser may from time to time reimburse expenses to one or more WEBS Index Series. From time to time, a WEBS Index Series, to the extent consistent with its investment objective, policies and restrictions, may invest in the securities of companies with which the Adviser has a lending relationship.

     Administrator. PFPC Inc. (the "Administrator"), an indirect wholly owned subsidiary of PNC Bank Corp., is the Administrator of the Fund, and is responsible for certain clerical, recordkeeping and bookkeeping services, except those performed by the Adviser, by MSTC in its capacity as Custodian, or by PNC Bank, N.A. in its capacity as Transfer Agent. The Administrator has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. For the administrative and fund accounting services the Administrator provides to the Fund, the Administrator is paid aggregate fees equal to each WEBS Index Series' allocable portion of: .22% per annum of the aggregate average daily net assets of the Fund up to $1.5 billion; plus .15% per annum of the aggregate average daily net assets of the Fund between $1.5 billion and $3 billion, plus .14% per annum of the aggregate average daily net assets of the Fund between $3 billion and $5 billion, plus
 .13% per annum of the aggregate average daily net assets of the Fund between $5 billion and $7.5 billion, plus .115% per annum of the aggregate average daily net assets of the Fund between $7.5 billion and $10 billion, plus .10% per annum of the aggregate average daily net assets of the Fund in excess of $10 billion (the "Standard Fee Schedule"). The Administrator pays Morgan Stanley Trust Company a fee of .05% of the average daily net assets of the Fund for sub-administration services as described under "Custodian, Lending Agent and Sub-Administrator" below. From time to time the Administrator may waive all or a portion of its fees or may reimburse expenses to one or more WEBS Index Series. See "Investment Advisory, Management, Administrative and Distribution
Services -- The Administrator" in the Statement of Additional Information.

     If the Administrator is terminated within the first three years of the Fund's operations, except if removed (i) for failing to substantially perform to the satisfaction of the Board its material obligations under the Agreement or
(ii) in order to comply with federal or state law, the Fund shall pay any reasonable costs of time and material associated with the deconversion.

     Distributor. Funds Distributor, Inc. (the "Distributor") is the distributor of WEBS. Its address is 60 State Street, Suite 1300, Boston, MA 02109. Investor information can be obtained by calling 1-800-810-WEBS(9327). WEBS are sold by the Fund and distributed only in Creation Units, as described below under "Purchase and Issuance of WEBS in Creation Units." WEBS in less than Creation Units will not be distributed by the Distributor. The Distributor is a registered broker-dealer under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of the National Association of Securities Dealers, Inc. (the "NASD"). The Fund has a distribution plan pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1 Plan"). Each WEBS Index Series operates the Rule 12b-1 Plan in accordance with its terms and the NASD Rules concerning maximum sales charges. Under the Rule 12b-1 Plan, the Distributor is paid an annual fee as compensation in connection with the offering and sale of shares of each WEBS Index Series. The fees to be paid to the Distributor under the Rule 12b-1 Plan are calculated and paid monthly with respect to each WEBS Index Series at a rate set from time to time by the Board of Directors, provided that the annual rate may not exceed .25% of the average daily net assets of such WEBS Index Series. The Board of Directors has determined to limit the annual fee payable under the 12b-1 Plan with respect to each WEBS Index Series so as not to exceed .20% of the average daily net assets of each WEBS Index Series until further notice. From time to time the Distributor may waive all or a portion of the fees. These fees may be used to cover the expenses of the Distributor primarily intended to result in the sale of shares of each WEBS Index Series including payments for any activities or expenses primarily intended to result in or required for the sale of the WEBS Index Series' shares, including promotional and marketing activities related to the sale of shares of the WEBS Index Series, expenses related to the preparation, printing and distribution of prospectuses and sales literature, certain communications to and with shareholders, advertisements, and payments made to representatives or others for selling shares of the WEBS Index Series or for providing ongoing distribution assistance, shareholder services and/or maintenance of shareholder accounts. The Distributor has entered into sales and investor services agreements with broker-dealers or other persons that are DTC Participants (as defined under "Book-Entry Only System" below) to provide distribution assistance, including broker-dealer and shareholder support and educational and promotional services. Under the terms of each sales and investor services agreement, the Distributor will pay such broker-dealers or other persons, out of 12b-1 fees received from the WEBS Index Series, at the annual rate of .08% of 1% of the average daily net asset value of WEBS held through DTC for the account of such DTC Participant. The Distributor may retain any amount of its fee that is not expended for the foregoing purposes. The amount of such fee is not dependent upon the distribution expenses actually incurred by the Distributor. The Distributor has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. See "Investment Advisory, Management, Administrative and Distribution Services" in the Statement of Additional Information.

     Custodian, Lending Agent and Sub-Administrator. Morgan Stanley Trust Company ("MSTC") serves as the Custodian for the cash and portfolio securities of each WEBS Index Series of the Fund, as Lending Agent for each WEBS Index Series and as Sub-Administrator. As Lending Agent, MSTC causes the delivery of loaned securities from the Fund to borrowers, arranges for the return of loaned securities to the Fund at the termination of the loans, requests deposit of collateral, monitors daily the value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program. For its services as Lending Agent, the Fund will pay MSTC, in respect of each WEBS Index Series, 50% of the net investment income earned on the collateral for securities loaned. MSTC also provides certain sub-administrative services relating to the Fund pursuant to a Sub-Administration Agreement and receives a fee from the Administrator equal to .05% of the Fund's average daily net assets for providing such services. MSTC may from time to time reimburse expenses to one or more WEBS Index Series. MSTC, as Custodian, Lending Agent and Sub-Administrator has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. The principal business address of MSTC is One Pierrepont Plaza, Brooklyn, New York 11201.

     Transfer Agent. PNC Bank, N.A. ("PNC"), an indirect wholly owned subsidiary of PNC Bank Corp., provides transfer agency services to the Fund. PNC, as transfer agent (the "Transfer Agent"), has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. The principal business address of PNC is Broad and Chestnut Streets, Philadelphia, Pennsylvania 19110.

     The Glass-Steagall Act and other applicable laws may limit the ability of a bank or other depositary institution to become an underwriter or distributor of securities. However, in the opinion of the Fund, these laws do not prohibit such depository institutions from providing services for investment companies such as the administrative, accounting and other services. In the event that a change in these laws prevented a bank from providing such services, it is expected that other services arrangements would be made and that shareholders would not be adversely affected.

     In addition to the fees described above, the Fund is responsible for the payment of expenses that include, among other things, organizational expenses, compensation of the Directors of the Fund, reimbursement of out-of-pocket expenses incurred by the Administrator, exchange listing fees, brokerage and other costs (including costs incurred by a WEBS Index Series in connection with any rebalancing of its portfolio), legal and audit fees, and litigation and extraordinary expenses.

EXCHANGE LISTING AND TRADING OF WEBS

     The WEBS of each WEBS Index Series have been listed for trading on the AMEX. WEBS trade on the AMEX at prices that differ to some degree from their net asset value. See "Investment Considerations and Risks" and "Determination of Net Asset Value." However, given that WEBS can be created or redeemed in Creation Unit aggregations, the Fund believes that large discounts or premiums to the net asset value of WEBS should not be sustainable. There can be no assurance that the requirements of the AMEX necessary to maintain the listing of WEBS will continue to be met or will remain unchanged or that an active trading market will develop or be maintained for the WEBS of any particular WEBS Index Series. The AMEX may remove the WEBS of a WEBS Index Series from listing if (1) following the initial twelve-month period beginning upon the commencement of trading of a WEBS Index Series, there are fewer than 50 beneficial holders of the WEBS of such WEBS Index Series for 30 or more consecutive trading days, (2) the value of the underlying index or portfolio of securities on which such WEBS Index Series is based is no longer calculated or available or (3) such other event occurs or condition exists that, in the opinion of the AMEX, makes further dealings on the AMEX inadvisable. In addition, the AMEX will remove the WEBS from listing and trading upon termination of the Fund.

     The AMEX disseminates during its trading day an indicative optimized portfolio value ("IOPV") for each WEBS Index Series. The IOPV on a per WEBS basis should not be viewed as a real time update of the net asset value per WEBS share of the Fund, which is calculated only once a day. See "Exchange Listing and Trading" in the Statement of Additional Information for additional details.

INVESTMENT CONSIDERATIONS AND RISKS

     An investment in the WEBS of a WEBS Index Series involves risks similar to those of investing in a broadly-based portfolio of equity securities traded on exchanges in the relevant foreign securities market, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in WEBS generally involves certain risks and considerations not typically associated with investing in a fund that invests in the securities of U.S. issuers. These risks could include generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; less publicly available information about issuers; the imposition of withholding or other taxes; restrictions on the expatriation of funds or other assets of a WEBS Index Series; higher transaction and custody costs; delays attendant in settlement procedures; difficulties in enforcing contractual obligations; lesser liquidity and the significantly smaller market capitalization of most non-U.S. securities markets; lesser levels of regulation of the securities markets; different accounting, disclosure and reporting requirements; more substantial government involvement in the economy; higher rates of inflation; greater social, economic, and political uncertainty and the risk of nationalization or expropriation of assets and risk of war. Certain WEBS Index Series' specific considerations are set forth in the Statement of Additional Information.

     Volatility of Foreign Equity Markets

     The U.S. dollar performance of foreign equity markets, particularly emerging markets, has generally been substantially more volatile than that of U.S. markets. For example, from October 8, 1992 to October 8, 1997, the average price volatility of the Standard and Poor's 500 Index, a broad measure of the U.S. equity market, was 9.82%. In contrast, during the same period, the average price volatility of the respective MSCI Indices was as follows: the MSCI Australia (14.66%), the MSCI Austria (14.21%), the MSCI Belgium (11.11%), the MSCI Canada (13.22%), the MSCI France (13.59%), the MSCI Germany (12.47%), the MSCI Hong Kong (24.86%), the MSCI Italy (24.63%), the MSCI Japan (19.78%), the MSCI Malaysia (Free) (25.73%), the MSCI Mexico (Free) (39.81%), the MSCI Netherlands (11.71%), the MSCI Singapore (Free) (21.81%), the MSCI Spain (17.52%), the MSCI Sweden (17.89%), the MSCI Switzerland (14.13%), and the MSCI United Kingdom (11.18%). Short-term volatility in these markets can be significantly greater.

     Foreign Currency Fluctuations

     Because each WEBS Index Series' assets are generally invested in non-U.S. securities, and because a substantial portion of the revenues and income of each WEBS Index Series are received in a foreign currency, while WEBS Index Series dividends and other distributions are paid in U.S. dollars, the dollar value of a WEBS Index Series' net assets are adversely affected by reductions in the value of subject foreign currency relative to the dollar and are positively affected by increases in the value of such currency relative to the dollar. Also, government or monetary authorities have imposed and may in the future impose exchange controls that could adversely affect exchange rates. Any such currency fluctuations will affect the net asset value of a WEBS Index Series irrespective of the performance of its underlying portfolio. Other than to facilitate settlements in local markets or to protect against currency exposure in connection with its distributions to shareholders or borrowings, the Fund does not expect to engage in currency transactions for the purpose of hedging against the decline in value of any foreign currencies.

     Concentration and Lack of Diversification of Certain WEBS Index Series

     Each WEBS Index Series of the Fund (except for the Canada WEBS Index Series, the Japan WEBS Index Series and the United Kingdom WEBS Index Series) is classified as "non-diversified" for purposes of the 1940 Act, which means each of those WEBS Index Series is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer. In addition, a number of WEBS Index Series concentrate their investments in particular industries. See "Investment Policies" herein. However, each WEBS Index Series, regardless of whether classified as non-diversified, intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code, in order to relieve the WEBS Index Series of any liability for Federal income tax to the extent that its earnings are distributed to shareholders. See "Dividends and Capital Gains Distributions" and "Tax Matters" in this Prospectus. Compliance with the diversification requirements of the Internal Revenue Code severely limits the investment flexibility of certain WEBS Index Series and makes it less likely that such WEBS Index Series will meet their investment objectives.

     The stocks of particular issuers, or of issuers in particular industries, may dominate the benchmark indices of certain WEBS Index Series and, consequently, the investment portfolios of such WEBS Index Series, which may adversely affect the performance of such WEBS Index Series or subject such WEBS Index Series to greater price volatility than that experienced by more diversified investment companies. The WEBS of a WEBS Index Series may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of an investment company that is more broadly invested than the subject WEBS Index Series in the equity securities of the relevant market. Information concerning the companies and industry sectors that represent the largest components of the various benchmark indices is set forth above under "The Benchmark MSCI Indices Utilized by the WEBS Index Series."

     As indicated above, the WEBS have been listed for trading on the AMEX. There can be no assurance that active trading markets for the WEBS will develop or be maintained. The Distributor does not maintain a secondary market in WEBS. Trading in WEBS on the AMEX may be halted due to market conditions or for reasons that, in the view of the AMEX, make trading in WEBS inadvisable. In addition, trading in WEBS on the AMEX is subject to trading halts caused by extraordinary market volatility pursuant to AMEX "circuit breaker" rules that require trading in securities on the AMEX to be halted in the event of specified market moves. There can be no assurance that the requirements of the AMEX necessary to maintain the listing of any

WEBS Index Series will continue to be met or will remain unchanged. See "Exchange Listing and Trading of WEBS."

     The net asset value of the WEBS of a WEBS Index Series fluctuate with changes in the market value of the portfolio securities of the WEBS Index Series and changes in the market rate of exchange between the U.S. dollar and the subject foreign currency. The market prices of WEBS fluctuate in accordance with changes in net asset value and supply and demand on the AMEX. The Fund cannot predict whether WEBS will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for WEBS will be closely related to, but not identical to, the same forces influencing the prices of the stocks of the subject MSCI Index trading individually or in the aggregate at any point in time. However, given that WEBS can be created and redeemed in Creation Unit aggregations (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund believes that large discounts or premiums to the net asset value of WEBS should not be sustainable.

     Lending of Securities

     Although each WEBS Index Series receives collateral in connection with all loans of portfolio securities, and such collateral is marked to market, the WEBS Index Series would be exposed to the risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, each WEBS Index Series bears the risk of loss of any collateral that it invests in Short-Term Investments.

     Use of Certain Instruments

     The risk of loss associated with futures contracts is potentially unlimited due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss or gain. However, no WEBS Index Series will use futures contracts, options or swap agreements for speculative purposes or to leverage its net assets and each WEBS Index Series will comply with applicable SEC requirements regarding the segregation of assets in connection with futures positions. Accordingly, the primary risks associated with the use of futures contracts, options and swap agreements by a WEBS Index Series are: (i) imperfect correlation between the change in market value of the stocks included in the benchmark index or held by the WEBS Index Series and the prices of futures contracts, options and swap agreements; (ii) possible lack of a liquid secondary market for a futures contract or listed option and the resulting inability to close futures or listed option positions prior to their maturity date; and (iii) the risk of the counterparty or guaranteeing agent defaulting. Over-the-counter options and swap agreements are generally less liquid than exchange traded securities and the SEC staff considers most over-the-counter options to be illiquid. The Fund will treat such options as illiquid to the extent required by applicable SEC staff positions. Illiquid assets may not represent more than 15% of the net assets of a WEBS Index Series.

     Since there are generally no futures traded on the MSCI Indices, it may be necessary for a WEBS Index Series to utilize other futures contracts or combinations thereof to simulate the performance of the relevant MSCI Index. This process may magnify the "tracking error" of the WEBS Index Series' performance compared to that of the MSCI Index, due to the lower correlation of the selected futures with the MSCI Index. The Adviser will attempt to reduce this tracking error by investing in futures contracts whose behavior is expected to represent the market performance of the WEBS Index Series' underlying securities, although there can be no assurance that these selected futures will in fact correlate with the performance of the relevant MSCI Index. Certain foreign stock index futures contracts and options thereon are not currently available to U.S. persons such as the Fund under applicable law.

     See also "Special Considerations and Risks" in the Statement of Additional Information.

DETERMINATION OF NET ASSET VALUE

     Net asset value per share for each WEBS Index Series of the Fund is computed by dividing the value of the net assets of such WEBS Index Series (i.e., the value of its total assets less total liabilities) by the total number of WEBS outstanding, rounded to the nearest cent. Expenses and fees, including the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of each WEBS Index Series is determined as of the close of the regular trading session on the New York Stock Exchange, Inc. (ordinarily 4:00 p.m., New York City time) on each day that such exchange is open.

     In computing a WEBS Index Series' net asset value, the WEBS Index Series' portfolio securities are valued based on their last quoted current price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in the over-the-counter market are valued at the latest quoted bid price. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith by the Adviser in accordance with procedures adopted by the Board of Directors of the Fund. Foreign currency values are converted into U.S. dollars using the same exchange rates utilized by MSCI in the calculation of the relevant MSCI Indices (currently, exchange rates as of 4:00 p.m. London time, except that the exchange rate for the MSCI Mexico (Free) Index is that as of 3:00 p.m. New York City time).

CREATION UNITS

     The Fund issues and redeems WEBS of each WEBS Index Series only in aggregations of WEBS specified for each WEBS Index Series. The following table sets forth the number of WEBS of a WEBS Index Series that constitute a Creation Unit for such WEBS Index Series and the value of such Creation Unit at August 31, 1997:

                                                                                          VALUE PER
                     WEBS INDEX SERIES                       WEBS PER CREATION UNIT     CREATION UNIT
-----------------------------------------------------------  ----------------------     -------------
                                                                                        (IN DOLLARS)
Australia WEBS Index Series................................          200,000              2,070,271
Austria WEBS Index Series..................................          100,000              1,051,114
Belgium WEBS Index Series..................................           40,000                625,523
Canada WEBS Index Series...................................          100,000              1,342,640
France WEBS Index Series...................................          200,000              2,901,111
Germany WEBS Index Series..................................          300,000              4,894,449
Hong Kong WEBS Index Series................................           75,000              1,104,487
Italy WEBS Index Series....................................          150,000              2,499,557
Japan WEBS Index Series....................................          600,000              7,568,662
Malaysia (Free) WEBS Index Series..........................           75,000                616,844
Mexico (Free) WEBS Index Series............................          100,000              1,511,475
Netherlands WEBS Index Series..............................           50,000              1,071,687
Singapore (Free) WEBS Index Series.........................          100,000                865,952
Spain WEBS Index Series....................................           75,000              1,386,823
Sweden WEBS Index Series...................................           75,000              1,373,859
Switzerland WEBS Index Series..............................          125,000              1,723,984
United Kingdom WEBS Index Series...........................          200,000              3,300,990

     See "Purchase and Issuance of WEBS in Creation Units" and "Redemption of WEBS in Creation Units." The Board of Directors of the Fund reserves the right to declare a split in the number of WEBS outstanding of any WEBS Index Series of the Fund, and to make a corresponding change in the number of WEBS constituting a Creation Unit, in the event that the per WEBS price in the secondary market rises to an amount that exceeds the range deemed desirable by the Board.

PURCHASE AND ISSUANCE OF WEBS IN CREATION UNITS

     THE FUND ISSUES AND SELLS WEBS OF A WEBS INDEX SERIES ONLY IN CREATION UNITS ON A CONTINUOUS BASIS THROUGH THE DISTRIBUTOR AT THEIR NET ASSET VALUE NEXT DETERMINED AFTER RECEIPT OF AN ORDER IN PROPER FORM, WITHOUT AN INITIAL SALES LOAD. The consideration for purchase of a Creation Unit of WEBS of a WEBS Index Series is the in-kind deposit of a designated portfolio of equity securities constituting an optimized representation of the corresponding MSCI Index (the "Deposit Securities") and an amount of cash computed as described below (the "Cash Component"). The Cash Component is a balancing amount to cover accrued dividends and to equalize any difference between the value of the Deposit Securities and the net asset value of a Creation Unit of WEBS as determined on the date on which WEBS are to be purchased and issued. Together, the Deposit Securities and the Cash Component constitute the "Portfolio Deposit" which represents the minimum initial and subsequent investment amount for shares of any WEBS Index Series from the Fund. Tendered securities in the Portfolio Deposit are valued in the same manner as the relevant WEBS Index Series values its portfolio securities. The Fund will issue Creation Units of WEBS prior to receipt of all or a portion of the relevant Deposit Securities in certain circumstances where the purchaser, among other things, posts collateral to secure its obligation to deliver such outstanding Deposit Securities. WEBS may also be issued and sold in Creation Units for cash in certain circumstances; however, the Fund does not ordinarily permit cash purchases of Creation Units and any WEBS Index Series that permits cash sales reserves the right to suspend such sales at any time.

     The Deposit Securities for each WEBS Index Series generally change with changes in the corresponding MSCI Index. In addition, the Adviser reserves the right to permit or require the substitution of an amount of cash to be added to the Cash Component to replace any security in the portfolio constituting the Deposit Securities which may not be available in sufficient quantity for delivery or for other similar reasons. The Deposit Securities must be delivered for receipt in an account of the Fund maintained at the applicable local subcustodian.

     A purchase transaction fee payable to the Fund is imposed to compensate the Fund for the transaction costs of each WEBS Index Series associated with issuance of Creation Units of WEBS. The purchase transaction fees for in-kind purchases and cash purchases (when available) are listed in the Shareholder Transaction Expenses table in "Summary of Fund Expenses." The Shareholder Transaction Expenses table is subject to revision from time to time. Investors are also responsible for payment of the costs of transferring the Deposit Securities to the Fund.

     The foregoing description of the issuance of Creation Units of WEBS is only a summary. Investors interested in purchasing Creations Units of WEBS from the Fund will need to refer to "Purchase and Issuance of WEBS in Creation Units" in the Statement of Additional Information for additional details.

REDEMPTION OF WEBS IN CREATION UNITS

     WEBS OF A WEBS INDEX SERIES ARE REDEEMED BY THE FUND ONLY IN CREATION UNITS AT THEIR NET ASSET VALUE NEXT DETERMINED AFTER RECEIPT OF A REDEMPTION REQUEST IN PROPER FORM BY THE DISTRIBUTOR. WEBS IN AMOUNTS LESS THAN CREATION UNITS ARE NOT REDEEMABLE. The Fund generally redeems a Creation Unit of WEBS principally on an in-kind basis for Deposit Securities as announced by the Distributor, plus cash in an amount equal to the difference between the net asset value of the WEBS being redeemed, as next determined after receipt of a request in proper form, and the value of the Deposit Securities, less the redemption transaction fee described below. A WEBS Index Series may also redeem Creation Units for cash in certain circumstances; however, the Fund does not ordinarily permit cash redemptions and any WEBS Index Series that permits cash redemptions reserves the right to suspend such redemptions at any time.

     Investors may purchase WEBS in the secondary market and aggregate such purchases into a Creation Unit for redemption. There can be no assurance, however, that there always will be sufficient liquidity in the public trading market to permit assembly of a Creation Unit of WEBS. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of WEBS to constitute a redeemable Creation Unit. The approximate cost of a Creation Unit of each WEBS Index Series is indicated under the heading "Creation Units."

     A redemption transaction fee payable to the Fund is imposed to offset transaction costs that may be incurred by a WEBS Index Series in connection with redemption of Creation Units of WEBS. The redemption transaction fee for redemptions in kind and for cash (when available) are listed in the Shareholder Transaction Expenses table in "Summary of Fund Expenses." The Shareholder Transaction Expenses table may be subject to revision from time to time. Investors also bear the costs of transferring the Portfolio Deposit from the Fund to their account or on their order.

     Because the portfolio securities of a WEBS Index Series may trade on the relevant exchange(s) on days that the AMEX is closed, shareholders may not be able to redeem their Creation Units of such WEBS Index Series, or to purchase or sell WEBS on the AMEX, on days when the net asset value of such WEBS Index Series could be significantly affected by events in the relevant foreign markets.

     The foregoing description of the redemption of Creation Units of WEBS is only a summary. Investors interested in redeeming Creation Units of WEBS need to refer to "Redemption of WEBS in Creation Units" in the Statement of Additional Information for additional details.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     Dividends from net investment income, including net foreign currency gains, if any, are declared and paid at least annually and net realized securities gains, if any, are distributed at least annually. Dividends may be declared and paid more frequently than annually for certain WEBS Index Series to improve tracking error or to comply with the distribution requirements of the Internal Revenue Code. In addition, the Fund intends to distribute at least annually amounts representing the full dividend yield on the underlying portfolio securities of each WEBS Index Series net of expenses of such WEBS Index Series, as if such WEBS Index Series owned such underlying portfolio securities for the entire dividend period. As a result, some portion of each distribution may result in a return of capital. See "Tax Matters." Dividends and securities gains distributions are distributed in U.S. dollars and cannot be automatically reinvested in additional WEBS. The Fund will inform shareholders within 60 days after the close of the WEBS Index Series' taxable year of the amount and nature of all distributions made to them.

TAX MATTERS

     A person other than a tax-exempt entity who exchanges securities for Creation Units of WEBS generally will recognize gain and generally should recognize loss equal to the difference between the market value of the Creation Units and the sum of his aggregate basis in the securities surrendered and the Cash Component paid. It is possible, however, that the Internal Revenue Service may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," and persons exchanging securities should consult their own tax advisors with respect to when such a loss might be deductible.

     Each WEBS Index Series of the Fund intends to qualify for and to elect treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code. As a regulated investment company, a WEBS Index Series is not subject to U.S. federal income tax on its income and gains that it distributes to shareholders, provided that it distributes annually at least 90% of its investment company taxable income. Investment company taxable income generally includes income from dividends and interest and gains and losses from currency transactions net of operating expenses plus the WEBS Index Series' net short-term capital gains in excess of its net long-term capital losses. Each WEBS Index Series distributes to its shareholders at least annually all of its investment company taxable income and any realized net long-term capital gains.

     Dividends paid out of a WEBS Index Series' investment company taxable income are taxable to a U.S. investor as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable to a U.S. investor as long-term capital gains, regardless of how long the investor has held the WEBS. Dividends paid by a WEBS Index Series generally will not qualify for the deduction for dividends received by corporations. Distributions in excess of a WEBS Index Series' current and accumulated earnings and profits are treated as a tax-free return of capital to each of the WEBS Index Series' investors to the extent of the investor's basis in its WEBS, and as capital gain thereafter. Any dividend declared by a WEBS Index Series in October, November or December of any calendar year and payable to investors of record on a specified date in such a month shall be deemed to have been received by each investor on December 31 of such calendar year and to have been paid by the WEBS Index Series not later than such December 31 so long as the dividend is actually paid by the WEBS Index Series during January of the following calendar year. A distribution by a WEBS Index Series will reduce its net asset value per share and may be taxable to the investor as ordinary income or net capital gain as described above even though, from an investment standpoint, it may constitute a return of capital and this phenomenon may be more pronounced given the WEBS Index Series' policy of making distributions in excess of the sum of its investment company taxable income and its net long-term capital gains.

     Any gain or loss realized upon a sale or redemption of WEBS by a shareholder that is not a dealer in securities is generally treated as long-term capital gain or loss if the WEBS have been held for more than eighteen months, a mid-term capital gain or loss if held for more than twelve months up to and including eighteen months and otherwise as a short-term capital gain or loss. However, if WEBS on which an adjusted net long-term capital gain distribution or a mid-term capital gain distribution has been received are subsequently sold or redeemed and such WEBS have been held for six months or less, any loss realized will be treated as either an adjusted net long-term capital loss or a mid-term capital loss to the extent that it offsets the corresponding adjusted net long-term capital gain distribution or mid-term capital gain distribution. Moreover, any loss realized on a sale or exchange of WEBS will be deferred to the extent that the shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares, in which case the basis of the shares acquired will be adjusted upward to reflect the deferred loss.

     Each WEBS Index Series may be subject to foreign income taxes withheld at source. As more than 50% of the value of the total assets of each WEBS Index Series at the close of its taxable year will consist of stock or securities of foreign corporations, a WEBS Index Series will be eligible (and intends) to file an election with the Internal Revenue Service to "pass through" to its investors the amount of foreign income taxes (including withholding taxes) paid by the WEBS Index Series, provided that the WEBS Index Series and its investor held the security on the dividend entitlement date and for at least fifteen additional days immediately before and/or thereafter. Subject to certain limitations, the foreign income taxes passed through may qualify as a deduction in calculating U.S. taxable income or as a credit in calculating U.S. federal income tax. Each investor will be notified of the investor's portion of the foreign income taxes paid to each country and the portion of dividends that represents income derived from sources within each country.

     The Fund may be required to withhold for U.S. federal income tax purposes 31% of the dividends and distributions payable to investors who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the U.S. Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax; amounts withheld may be credited against the investor's U.S. federal income tax liability.

     An investor in a WEBS Index Series that is a foreign corporation or an individual who is a nonresident alien for U.S. tax purposes will be subject to significant adverse U.S. tax consequences. For example, dividends paid out of a WEBS Index Series' investment company taxable income will generally be subject to U.S. federal withholding tax at a rate of 30% (or lower treaty rate if the foreign investor is eligible for the benefits of an income tax treaty). Foreign investors are urged to consult their own tax advisors regarding the U.S. tax treatment, in their particular circumstances, of ownership of shares in a WEBS Index Series.

     For further information on taxes see "Taxes" in the Statement of Additional Information.

BOOK-ENTRY ONLY SYSTEM

     DTC acts as securities depositary for the WEBS. WEBS are represented by global securities, which are registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

     DTC has advised the Fund as follows: DTC was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange, Inc., the American Stock Exchange, Inc., and the National Association of Securities Dealers, Inc. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

     Beneficial ownership of WEBS is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in WEBS (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners receive from or through the DTC Participant a written confirmation relating to their purchase of WEBS. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in WEBS. Beneficial Owners of WEBS are not entitled to have WEBS registered in their names, will not receive or are not entitled to receive physical delivery of certificates in definitive form and are not considered the registered holders thereof. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of WEBS.

     WEBS distributions are made to DTC or its nominee, Cede & Co., as the registered holder of all WEBS. DTC or its nominee, upon receipt of any such distributions, will immediately credit DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in WEBS as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of WEBS held through such DTC Participants are governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in a "street name," and are the responsibility of such DTC Participants.

     See "Book-Entry Only System" in the Statement of Additional Information for additional details.

PERFORMANCE

     The performance of the WEBS Index Series may be quoted in advertisements, sales literature or reports to shareholders in terms of average annual total return, cumulative total return and yield.

     Quotations of average annual total return will be expressed in terms of average annual rate of return of a hypothetical investment in a WEBS Index Series over periods of 1, 5 and 10 years (or the life of the WEBS Index Series, if shorter). Such total return figures reflect the deduction of a proportional share of such WEBS Index Series' expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

     Quotations of a cumulative total return are calculated for any specified period by assuming a hypothetical investment in a WEBS Index Series on the date of the commencement of the period and assume that all dividends and distributions are reinvested on ex date. However, currently there is no dividend reinvestment option available to shareholders of WEBS and such calculation is provided for informational purposes only. The net increase or decrease in the value of the investment over the period is divided by its beginning value to arrive at cumulative total return. Total return calculated in this manner will differ from the calculation of average annual total return in that it is not expressed in terms of an average rate of return.

     The yield of a WEBS Index Series refers to income generated by an investment in such WEBS Index Series over a specified 30-day (one month) period. Yields for the WEBS Index Series are expressed as annualized percentages.

     Quotations of average annual total return, cumulative total return or yield reflect only the performance of a hypothetical investment in a WEBS Index Series during the particular time period on which the calculations are based. Such quotations for a WEBS Index Series will vary based on changes in market conditions and the level of such WEBS Index Series' expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

GENERAL INFORMATION

     The Fund is organized as a Maryland corporation. The Articles of Incorporation, as amended, currently permit the Fund to issue 6 billion shares of common stock with a par value of $.001 per share. Fractional shares will not be issued. In addition to the seventeen WEBS Index Series described herein, the Board of Directors of the Fund may designate additional series of common stock and classify shares of a particular series into one or more classes of that series. Any such additional series may seek to track the investment results represented by an equity securities index compiled by MSCI or by another index compiler. The shares of each series are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no pre-emptive rights. Each share has one vote with respect to matters upon which a shareholder vote is required; shareholders have no cumulative voting rights with respect to their shares. Shares of all series vote together as a single class except that if the matter being voted on affects only a particular WEBS Index Series it will be voted on only by that WEBS Index Series and if a matter affects a particular WEBS Index Series differently from other WEBS Index Series, that WEBS Index Series will vote separately on such matter. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law.

     Absent an applicable exemption or other relief from the SEC or its staff, officers and directors of the Fund and beneficial owners of 10% of the WEBS of a WEBS Index Series ("Insiders") would be subject to the insider reporting, short-swing profit and short sale provisions in Section 16 of the Exchange Act and the SEC's rules thereunder. In a "no action letter", the SEC staff advised the Fund that the staff will not recommend SEC enforcement action if Insiders do not file reports required by Section 16(a) of the Exchange Act and the rules thereunder with respect to transactions in the WEBS of the relevant WEBS Index Series. Insiders should consult with their own legal counsel concerning their obligations under Section 16 of the Exchange Act, and should note that the no action letter does not address other requirements under the Exchange Act, including those imposed by Section 13(d) thereof and the rules thereunder.

     The acquisition of WEBS of each WEBS Index Series by investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act and applicable state regulations.

     Ernst & Young LLP serves as independent auditors for the Fund and audits its financial statements annually.

AVAILABLE INFORMATION

     This Prospectus does not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith and the Statement of Additional Information, may be examined at the offices of the SEC, Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington D.C. 20549. Such documents and other information concerning the Fund may also be inspected at the offices of the American Stock Exchange, Inc., 86 Trinity Place, New York, New York 10006.

     Statements contained in this Prospectus as to the contents of any agreement or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such agreement or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.

     Shareholder inquiries may be directed to the Fund in writing, to c/o PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809.

                                  [WEBS LOGO]


                                                                      FFCPROSP98

                             WEBS INDEX FUND, INC.
                      STATEMENT OF ADDITIONAL INFORMATION
                                OCTOBER 29, 1997



         This Statement of Additional Information is not a Prospectus, and should be read in conjunction with the Prospectus dated October 29, 1997 (the "Prospectus") for WEBS Index Fund, Inc. (the "Fund"), as it may be revised from time to time. A copy of the Prospectus for the Fund may be obtained without charge by writing to the Fund or the Distributor. The Fund's address is WEBS Index Fund, Inc., c/o PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809. Capitalized terms used herein but not defined have the same meaning as in the Prospectus, unless otherwise noted.

                               TABLE OF CONTENTS




                                                                                                 PAGE
                                                                                                 -----
General Description of the Fund..................................................................  1
Investment Policies and Restrictions  ...........................................................  1
Special Considerations and Risks.................................................................  12
The MSCI Indices.................................................................................  22
Exchange Listing and Trading.....................................................................  37
Management of the Fund ..........................................................................  38
Investment Advisory, Management, Administrative and Distribution Services........................  41
Brokerage Transactions ..........................................................................  44
Book Entry Only System ..........................................................................  45
Purchase and Issuance of WEBS in Creation Units..................................................  46
Redemption of WEBS in Creation Units  ...........................................................  48
Determining Net Asset Value......................................................................  49
Dividends and Distributions......................................................................  50
Taxes ...........................................................................................  50
Capital Stock and Shareholder Reports  ..........................................................  51
Performance Information  ........................................................................  53
Counsel and Independent Auditors.................................................................  56
Financial Statements.............................................................................  56
Appendices
         APPENDIX A: MSCI Indices as of August 31, 1997
         APPENDIX B: Holidays Applicable to Each WEBS Index Series
         APPENDIX C: Supplemental Educational Information on WEBS
         -    WEBS Investment Highlights
         -    The Facts About 17 Foreign Markets
         -    Frequently Asked Questions (Q & A)
         -    MSCI Index Performance Charts

---------------------------


         THE MSCI INDICES ARE THE PROPERTY OF MORGAN STANLEY & CO. INCORPORATED ("MORGAN STANLEY"). MORGAN STANLEY CAPITAL INTERNATIONAL IS A SERVICE MARK OF MORGAN STANLEY AND HAS BEEN LICENSED FOR USE BY WEBS INDEX FUND, INC. ("LICENSEE"). THE MSCI INDICES ARE DETERMINED, COMPOSED AND CALCULATED BY CAPITAL INTERNATIONAL PERSPECTIVE S.A. ("CIPSA"), A SUBSIDIARY OF CAPITAL INTERNATIONAL S.A.

         WORLD EQUITY BENCHMARK SHARES ARE NOT SPONSORED, ENDORSED, OR PROMOTED BY MORGAN STANLEY. MORGAN STANLEY MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE WEBS OF ANY WEBS INDEX SERIES OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY, OR IN THE WEBS OF ANY WEBS INDEX SERIES PARTICULARLY, OR THE ABILITY OF THE INDICES IDENTIFIED HEREIN TO TRACK GENERAL STOCK MARKET PERFORMANCE. MORGAN STANLEY IS THE LICENSOR OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES OF MORGAN STANLEY, INCLUDING THE MORGAN STANLEY CAPITAL INTERNATIONAL SERVICE MARK ("MSCI") WHICH MARK IS ASCRIBED TO THE INDICES CREATED BY CIPSA AND LICENSED TO MORGAN STANLEY. THE MSCI INDICES IDENTIFIED HEREIN ARE DETERMINED, COMPOSED AND CALCULATED WITHOUT REGARD TO THE WEBS OF ANY WEBS INDEX SERIES OR THE ISSUER THEREOF. NEITHER MORGAN STANLEY NOR CIPSA HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OF THE WEBS OF ANY WEBS INDEX SERIES OR THE OWNERS OF THE WEBS OF ANY WEBS INDEX SERIES INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING, IN THE CASE OF CIPSA, OR DISSEMINATING, IN THE CASE OF MORGAN STANLEY, THE RESPECTIVE MSCI INDICES. NEITHER MORGAN STANLEY NOR CIPSA IS RESPONSIBLE FOR, NOR HAVE THEY PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES OF, OR QUANTITIES OF THE WEBS OF ANY WEBS INDEX SERIES TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE WEBS OF ANY WEBS INDEX SERIES ARE REDEEMABLE. NEITHER MORGAN STANLEY NOR CIPSA HAS ANY OBLIGATION OR LIABILITY TO OWNERS OF THE WEBS OF ANY WEBS INDEX SERIES IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE WEBS OF ANY WEBS INDEX SERIES.

         ALTHOUGH CIPSA SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDICES FROM SOURCES WHICH IT CONSIDERS RELIABLE, NEITHER MORGAN STANLEY NOR CIPSA GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE COMPONENT DATA OF ANY MSCI INDEX OBTAINED FROM INDEPENDENT SOURCES. NEITHER MORGAN STANLEY NOR CIPSA MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE MSCI INDICES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED UNDER ANY LICENSE AGREEMENT OR FOR ANY OTHER USE. NEITHER MORGAN STANLEY NOR CIPSA MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE MSCI INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY OR CIPSA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

     The information contained herein regarding MSCI, the MSCI Indices, local securities markets and The Depository Trust Company ("DTC") was obtained from publicly available sources.

     Unless otherwise specified, all references in this Statement of Additional Information to "dollars," "USD," "US$" or "$" are to United States Dollars, all references to "AUD," or "A$" are to Australian Dollars, all references to "ATS" are to Austrian Schillings, all references to "BEF" are to Belgian Francs, all references to "CAD" or "CA$" are to Canadian Dollars, all references to "FRF" or "FF" are to French Francs, all references to "DEM" or "DM" are to the German Deutsche Mark, all references to "HKD" or "HK$" are to Hong Kong Dollars, all references to "ITL" or "LL" are to Italian Lira, all references to "JPY" or "Y" are to Japanese Yen, all references to "MYR" are to Malaysian Ringgits, all references to "MXN" are to Mexican Pesos, all references to "NLG" are to Netherlands Guilders, all references to "SGD" are to Singapore Dollars, all references to "ESP" are to Spanish Pesetas, all references to "SEK" are to Swedish Krona, all references to "CHF" are to Swiss Francs, and all references to "GBP," "(pound)" or "L" are to British Pounds Sterling. On August 29, 1997, the 4:00 p.m. buying rates in New York City for cable transfers payable in the applicable currency, as certified for customs purposes by the Federal Reserve Bank of New York, were as follows for each US $1.00: AUD 1.3615, ATS 12.6685, BEF 37.16, CAD 1.3885, FRF 6.0655, DEM 1.8002, HKD 7.7490, ITL 1760.705, JPY
120.29, MYR 2.9155, MXN 7.8175, NLG 2.0265, SGD 1.5125, ESP 152.03, SEK 7.851,
CHF 1.4841 and GBP 0.6166. Some numbers in this Statement of Additional Information have been rounded. All US Dollar equivalents provided in this Statement of Additional Information are calculated at the exchange rate prevailing on the date to which the corresponding foreign currency amount refers.

                        GENERAL DESCRIPTION OF THE FUND

         WEBS Index Fund, Inc. (the "Fund") is a management investment company organized as a series fund. The Fund currently consists of seventeen series (each, a "WEBS Index Series"), each of which invests in a portfolio of common stocks (the "Portfolio Securities") consisting of some or all of the component securities of a specified foreign securities index, selected to reflect the performance thereof. The Fund was incorporated under the laws of the State of Maryland on August 31, 1994. The shares of each WEBS Index Series are referred to herein as "World Equity Benchmark Shares(SM)" or "WEBS(SM)". The seventeen WEBS Index Series offered by the Fund are the Australia WEBS Index Series, the Austria WEBS Index Series, the Belgium WEBS Index Series, the Canada WEBS Index Series, the France WEBS Index Series, the Germany WEBS Index Series, the Hong Kong WEBS Index Series, the Italy WEBS Index Series, the Japan WEBS Index Series, the Malaysia (Free) WEBS Index Series, the Mexico (Free) WEBS Index Series, the Netherlands WEBS Index Series, the Singapore (Free) WEBS Index Series, the Spain WEBS Index Series, the Sweden WEBS Index Series, the Switzerland WEBS Index Series and the United Kingdom WEBS Index Series.

         Each WEBS Index Series offers and issues WEBS at their net asset value only in aggregations of a specified number of shares (each, a "Creation Unit"), usually in exchange for a basket of Portfolio Securities (together with the deposit of a specified cash payment). Such Creation Units of WEBS are separable upon issue into identical shares which are listed and traded on the American Stock Exchange (the "AMEX"). WEBS are also redeemable only in Creation Units, also usually in exchange for Portfolio Securities and a specified cash payment. The Fund reserves the right to offer a "cash" option for sales and redemptions of WEBS (subject to applicable legal requirements), as well as the option to offer WEBS on a "cash only" basis. In each instance of such cash sales or redemptions, the Fund will impose transaction fees based on transaction expenses in the particular country that will be higher than the transaction fees associated with in-kind purchases or redemptions. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the "SEC") applicable to management investment companies offering redeemable securities.

                      INVESTMENT POLICIES AND RESTRICTIONS

         The following information supplements and should be read in conjunction with the sections entitled "Investment Policies" and "Investment Limitations" in the Prospectus.

         Each of the seventeen WEBS Index Series has the policy to remain as fully invested as practicable in a pool of equity securities the performance of which will approximate the performance of the subject MSCI Index taken in its entirety. A WEBS Index Series will normally invest at least 95% of its total assets in stocks that are represented in the relevant MSCI Index and will at all times invest at least 90% of its total assets in such stocks except, that in order to permit the Adviser additional flexibility to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and other regulatory requirements and to manage future corporate actions and index changes in the smaller markets, each of the Austria, Belgium, Hong Kong, Mexico (Free), Netherlands, Spain, Sweden, and Switzerland WEBS Index Series will at all times invest at least 80% of its total assets in such stocks and at least 10% of the remaining 20% of its total assets in such stocks or in stocks included in the revelant market, but not in the relevant MSCI Index. A WEBS Index Series may invest its remaining assets in Short-Term Investments (defined below), in stocks that are in the relevant market but not the relevant MSCI Index, and/or in combinations of certain stock index futures contracts, options on such futures contracts, stock index options, stock index swaps, cash, local currency and forward currency exchange contracts that are intended to provide the WEBS Index Series with exposure to such stocks (the WEBS Index Series will not use such instruments to leverage their investment portfolios). "Short-Term Investments" are short-term high quality debt securities that include: obligations of the United States Government and its agencies or instrumentalities; commercial paper (rated Prime-1 by Moody's Investors Services, Inc. or A-1 by Standard & Poor's Rating Group), bank certificates of deposit and bankers' acceptances; repurchase agreements collateralized by the foregoing securities; participation interests in such securities; and shares of money market funds (subject to applicable limits under the Investment Company Act of 1940, as amended, (the "1940 Act")).

         A WEBS Index Series will not invest in cash reserves or Short-Term Investments, or utilize futures contracts, options on futures contracts, options or swap agreements as part of a temporary defensive strategy to protect against potential stock market declines. A WEBS Index Series may enter into forward currency exchange contracts and foreign currency futures contracts in order to facilitate settlements in local markets in connection with stock index futures, and to protect against currency exposure in connection with its distributions to shareholders, but not as part of a defensive strategy to protect against fluctuations in exchange rates.

INVESTMENTS IN SUBJECT EQUITY MARKETS

         Brief descriptions of the equity markets in which the respective WEBS Index Series are invested are provided below.

The Australian Equity Markets

         General Background. Trading shares has taken place in Australia since 1828, but did not become significant until the latter half of the nineteenth century when there was strong demand for equity capital to support the growth of mining activities. A stock market was first formed in Melbourne in 1865. In 1885, the Melbourne market became the stock exchange of Melbourne, in which form it has remained until recently. Other stock exchanges were also established in Sydney (1871), Brisbane (1884), Adelaide (1887), Hobart (1891) and Perth (1891). In 1937, the six capital city stock exchanges established the Australian Associated Stock Exchanges (AASE) to represent them at a national level. In 1987, the regional exchanges merged to create the single entity -- The Australian Stock Exchange (ASX). Trading is done via a computer link-up called "SEATS." SEATS enables all exchanges to quote uniform prices. All the exchanges are members of the ASX and are subject to the Securities Industry Act, which regulates the major aspects of stock exchange operations. Although there are stock exchanges in all six states, the Melbourne and Sydney Stock Exchanges are the major centers, covering 90% of all trades.

         Reporting, Accounting and Auditing. Australian reporting, accounting and auditing standards differ substantially from U.S. standards. In general Australian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

         Size of Equity Markets. As of August 31, 1997, the total market capitalization of the Australian equity markets was approximately AUD 419.4 billion or US$307.9 billion.

The Austrian Equity Markets

         General Background. Relative to international standards, the Vienna stock market is small in terms of total capitalization and yearly turnover. The Vienna Stock Exchange (VSE) is one of the oldest in the world and was founded in 1771 as a state institution to provide a market for state-issued bonds, as well as for exchange transactions. The Stock Exchange Act of 1875 (the "Act") established the VSE as an autonomous institution. The Act is still in force, placing control and administration of the exchange in the hands of the Borsekammer (Board of Governors), chosen from among the members of the exchange. The Borsekammer consists of 25 individuals with the title of Borserat (stock exchange councillor). Some are elected by members and some are designated by organizations of the securities industry for a period of five years. The councillors must be members of the exchange and they elect from amongst themselves a President and three Vice Presidents. Shares account for about 80% and investment fund certificates for about 20% of total listed securities on the VSE. Business of the exchange can be transacted only by members. Almost all the credit institutions in Vienna, some in the Austrian provinces and the joint stock banks are represented on the stock exchange, as well as the private banks, savings banks and other credit institutions. Certain securities which do not have an official listing may be dealt in on the floor of the stock exchange with permission of the management. This unlisted trading is the main activity of the free brokers (Frei Makeler), of whom there are three.

         Reporting, Accounting and Auditing. Austrian reporting, accounting and auditing standards differ from U.S. standards. In general, Austrian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

         Size of Equity Markets. As of August 31, 1997, the total market capitalization of the Austrian equity markets was approximately ATS 451.4 billion or US$35.6 billion.

The Belgian Equity Markets

         General Background. The Brussels Stock Exchange (BSE) was founded by Napoleonic decree in 1801. Since January 1, 1991 the BSE has been officially organized as the "Societe de la Bourse de Valeurs Mobileres de Bruxelles"
(SBVM) the shareholders of which are Belgian securities houses. The law of December 4, 1990 on financial operations and markets terminated the monopoly of the individual brokers. Now only securities houses are allowed to carry out stock exchange orders. Brokers, banks, brokerage firms and insurance companies can participate in the capital of a securities house. Its management is composed of a majority of qualified people bearing the title of stockbroker. The Banking and Finance Commission was granted the power to approve securities houses by this law. The Board of Directors of the SBVM, the Stock Exchange Committee organizes and supervises the different markets and ensures market transparency. The Stock Exchange Committee also admits or dismisses brokerage firms and ensures compliance with all regulations. The Stock Exchange Committee is also in charge of the admission to listing and suspension of listing. On the Brussels Stock Exchange equities are traded on three different markets: the Official Market, which includes a Cash and a Forward Market, the Second Market and an "Over the Counter Market."

         Reporting, Accounting and Auditing. Belgian reporting, accounting and auditing standards differ substantially from U.S. standards. In general Belgian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

         Size of Equity Markets. As of August 31, 1997, the total market capitalization of the Belgian equity markets was approximately BEF 4,731.1 billion or US$126.8 billion.


The Canadian Equity Markets

         General Background. The first Canadian stock exchange appeared in the 1870s. Today, Canada is the world's fourth largest public equity market by trading volume and the fifth largest by market capitalization. There are five stock exchanges across Canada, located in Toronto, Montreal, Vancouver, Calgary and Winnipeg. Of these, the Toronto Stock Exchange is the largest, accounting for almost 80% of Canadian trading volumes. Measured by the value of shares traded, the Toronto Stock Exchange is the second largest in North America and among the ten largest in the world.

         Reporting, Accounting and Auditing. As recognized by the Securities and Exchange Commission in one of the proposing releases relating to the Multijurisdictional Disclosure System, Canadian reporting, accounting and auditing practices are closer to U.S. standards than those of any other foreign jurisdiction. Every issuer that qualifies an offering of securities for distribution in Canada becomes subject to periodic disclosure requirements. Authoritative accounting and auditing standards, which are uniform across Canada, are developed by a national body, the Canadian Institute of Chartered Accountants ("CICA"). Although promulgated auditing standards in Canada differ from U.S. standards in some respects, generally accepted practices in Canada routinely encompass all significant auditing procedures required by U.S. standards. Further, CICA periodically evaluates new auditing standards adopted by the American Institute of Certified Public Accountants, CICA's U.S. counterpart, to determine whether similar guidelines may be appropriate for Canadian auditors. Canadian GAAP are similar to their U.S. counterparts, although there are some differences in measurement and disclosure.

         Size of Equity Markets. As of August 31, 1997, the total market capitalization of the Canadian markets was approximately CAD 664 billion or US$478.2 billion.

The French Equity Markets

         General Background. Trading of securities in France is subject to the monopoly of the Societe de Bourse, which replaced the individual agents de change in 1991 in order to increase the cohesion of the French equity market. All purchases or sales of equity securities in listed companies on any one of the French exchanges must be executed through the Societe de Bourse. There are three different markets on which French securities may be listed: (1) the official list (La Cote Officielle), comprised of equity securities of large French and foreign companies and most bond issues; (2) the second market (Le Second Marche), designed for the trading of equity securities of smaller companies; and (3) the "Hors-Cote" Market. Securities may only be traded on the official list and the second market after they have been admitted for the listing by the Conseil des Bourses de Valeurs (the "CBV"). By contrast, the Hors-Cote Market has no prerequisites to listing, and shares of otherwise unlisted companies may be freely traded there, once they have been introduced on the market by the Societe de Bourse. Although the Hors-Cote Market is frequently referred to as an over-the-counter market, this term is inaccurate in that, like the official list and the second market, it is supervised by Societes des Bourses Francaises and regulated by the CBV.

         Although there are seven stock exchanges in France (located in Paris, Bordeaux, Lille, Lyon, Marseille, Nancy and Nantes), the Paris Stock Exchange handles more than 95% of transactions in the country. All bonds and shares, whether listed or unlisted, must be traded on one of the seven exchanges. Trading in most of the Paris exchange-listed stocks takes place through the computer order-driven trading system CAC, launched in 1988. French market capitalization constitutes approximately 30% of the French Gross Domestic Product. Securities are denominated in the official unit of currency, the French Franc. Unless otherwise provided by a double tax treaty, dividends on French shares are subject to a withholding tax of 25%.

         Reporting, Accounting and Auditing. Although French reporting, accounting and auditing standards are considered rather rigorous by European standards, they differ from U.S. standards in certain material respects. In general, French corporations are not required to provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

         Size of Equity Markets. As of August 31, 1997, the total market capitalization of the French equity markets was approximately FRF 3,507.6 billion or US$578.3 billion.

The German Equity Markets

         General Background. The history of Frankfurt as a financial center can be traced back to the early Middle Ages. Frankfurt had the right to issue coins as early as 1180; the first exchange office was opened in 1402. Germany has been without a central stock exchange, the position formerly held by the Berlin exchange, since 1945. Today there are eight independent stock exchanges, of which Dusseldorf and Frankfurt account for over three-quarters of the total volume. Frankfurt is the main exchange in Germany. Exchange securities are denominated in German Marks, the official currency of Germany. Equities may be traded in Germany in one of three markets: (i) the official market, comprised of trading in shares which have been formally admitted to official listing by the admissions committee of the relevant stock exchange, based on disclosure in the listing application; (ii) the "semi-official" unlisted market, comprised of trading in shares not in the official listing; and (iii) the unofficial, over-the-counter market, which is governed by the provisions of the Civil Code and the Merchant Code and not by the provisions of any stock exchange. There is no stamp duty in Germany, but a nonresident capital gains tax may apply in certain circumstances.

         Reporting, Accounting and Auditing. German reporting, accounting and auditing standards differ substantially from U.S. standards. In general, German corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

         Size of Equity Markets. As of August 31, 1997, the total market capitalization of the Germany equity markets was approximately DEM 1,261.1 billion or US$700.5 billion.

The Hong Kong Equity Markets

         General Background. Trading in equity securities in Hong Kong began in 1891 with the formation of the Association of Stockbrokers, which was changed in 1914 to the Hong Kong Stock Exchange. In 1921, a second stock exchange, The Hong Kong Stockbrokers' Association, was established. In 1947, these two exchanges were merged under the name The Hong Kong Stock Exchange Limited. Three additional exchanges, the Far East Exchange Limited (1969), The Kam Ngan Stock Exchange Limited (1971) and The Kowloon Stock Exchange (1972) also commenced trading activities. These four exchanges were unified in 1986 to form The Stock Exchange of Hong Kong Limited (the "SEHK"). The value of the SEHK constitutes more than 100% of Hong Kong's Gross Domestic Product. Trading on the SEHK is conducted in the post trading method, matching buyers and sellers through public outcry. Securities are denominated in the official unit of currency, the Hong Kong Dollar. Foreign investment in Hong Kong is generally unrestricted. All investors are subject to a small stamp duty and a stock exchange levy, but capital gains are tax-exempt.

         Reporting, Accounting and Auditing. Hong Kong has significantly upgraded the required presentation of financial information in the past decade. Nevertheless, reporting, accounting and auditing practices remain significantly less rigorous than U.S. standards. In general, Hong Kong corporations are not required to provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

         Size of Equity Markets. As of August 31, 1997, the total market capitalization of the Hong Kong equity markets was approximately HKD 3,278.1 billion or US$423 billion.

The Italian Equity Markets

         General Background. The first formal exchange was created in Italy in 1808 with the establishment of the Milan Stock Exchange. Since then nine other exchanges have been founded. Milan is the most important exchange, accounting for 90% of total equity volume and about 80% of turnover in fixed income securities. After the Milan Stock Exchange the other exchanges, in order of importance, are: Rome, Turin, Genoa, Bologna, Florence, Naples, Palermo, Trieste and Venice. By law the only persons allowed to trade in the official posts of the stock exchange are the stockbrokers, who must act as brokers and not trade for their own account. Banks and intermediaries are allowed to enter the trading post as observers. In 1991, the Parliament passed legislation creating Societa di intermediazone mobiliare (SIMs). SIMs were created to regulate brokerage activities in the securities market and are allowed to trade on their own and for customers' accounts. In 1986, the Centro Elaboraizione Dati (C.E.D. Borsa), a subsidiary of the Milan Stock Exchange, developed a supporting service called Borsamat. The Borsamat records all trading floor orders, links all Italian exchanges, checks transaction details and issues confirmations. Italy has the world's largest government securities market after the United States and Japan. At the end of 1993, issues of treasury bills, notes and bonds outstanding totaled US$1,133 billion.

         Reporting, Accounting and Auditing. Italian reporting, accounting and auditing practices are regulated by Italy's National Control Commission. These practices bear some similarities to United States standards, but differ significantly in many important respects. In general, Italian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely, less frequent and less consistent than that required of U.S. corporations.

         Size of Equity Markets. As of August 31, 1997, the total market capitalization of the Italian equity markets was approximately ITL 500,698.7 billion or US$284.4 billion.

The Japanese Equity Markets

         General Background. The Japanese stock market has a history of over 100 years beginning with the establishment of the Tokyo Stock Exchange Company Ltd. in 1878. Stock exchanges are located in eight cities in Japan

(Tokyo, Osaka, Nagoya, Kyoto, Hiroshima, Fukuoka, Niigata and Sapporo). There is also an over-the-counter market. There are three distinct sections on the main Japanese stock exchanges. The First Section trades in over 1,100 of the largest and most active stocks, which account for over 95% of total market capitalization. The Second Section consists of over 400 issues with lower turnover than the First Section, which are newly quoted on the exchange or which are not listed and would otherwise be traded over-the-counter. The Third Section consists of foreign stocks which are traded over-the-counter. The main activity of the regular exchange members is the buying and selling of securities on the floor of an exchange, both for their customers and for their own account. Japan is second only to the United States in aggregate stock market capitalization. Securities are denominated in the official unit of currency, the Japanese Yen. Takeover activity is negligible in Tokyo, and although foreign investors play a significant role, the trend of the market is set by the domestic investor. The statutory at-source withholding tax is 20% on dividends. There also is a transaction tax on share trades and a small stamp duty.

         Reporting, Accounting and Auditing. Although some Japanese reporting, accounting and auditing practices are based substantially on U.S. principles, they are not identical to U.S. standards in some important respects, particularly with regard to unconsolidated subsidiaries and related structures. In general, Japanese corporations are not required to provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

         Size of Equity Markets. As of August 31, 1997, the total market capitalization of the Japanese equity markets was approximately JPY 349,605.2 billion or US$2,906.4 billion.

The Malaysian Equity Markets

         General Background. The securities industry in Malaysia dates back to the early 1930's. Kuala Lumpur and Singapore were a single exchange until 1973 when they separated and the Kuala Lumpur Stock Exchange (KLSE) was formed. The KLSE operated under a provisional set of rules until 1983 when a new Securities Industry Act came into force. As of April 30, 1993, 320 companies were listed on the KLSE main board. A Second Board, established in 1988, allows smaller companies to tap additional capital. Fifty-seven companies were listed on the Second Board as of April 30, 1993. Over the years, the KLSE's close links with the Stock Exchange of Singapore (SES) has rendered it very vulnerable to developments in Singapore. Consequently, the Government decided, as a matter of national policy, on a delisting of Malaysian incorporated companies from the SES. This was effected on January 1, 1990. A similar move was made by Singapore, resulting in the delisting of all Singapore companies on the KLSE on January 1, 1990. There are two main stock indices in Malaysia. The wider ranging KLSE Composite represents 80 counters. The New Straits Times Industrial Index is an average of 30 industrial stocks.

         Reporting, Accounting and Auditing. Malaysian reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Malaysian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

         Size of Equity Markets. As of August 31, 1997, the total market capitalization of the Malaysian equity markets was approximately MYR 473.9 billion or US$162.5 billion.

The Mexican Equity Markets

         General Background. There is only one stock exchange in Mexico, the Bolsa Mexicana de Valores (BMV), which was established in 1894 and is located in Mexico City. The stock exchange is a private corporation whose shares are owned solely by its authorized members and operates under the stock market laws passed by the government. The National Banking and Securities Commission (CNV) supervises the stock exchange. The Mexican exchange operates primarily via the open outcry method. However, firm orders in writing can supersede this system, provided there is a perfect match of the details of a buy and sell order. Executions on the exchange can be done by members only. Membership of the stock exchange is restricted to Casas de Bolsa brokerage houses and Especialistas Bursatiles (stock exchange specialists).

         Reporting, Accounting and Auditing. Mexican reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Mexican corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

         Size of Equity Markets. As of August 31, 1997, the total market capitalization of the Mexican equity markets was approximately MXN 1,214.4 billion or US$ 143.7 billion.

The Netherlands Equity Markets

         General Background. Trading securities on the AEX Stock Exchange (AEX) (formerly the Amsterdam Stock Exchange) started at the beginning of the seventeenth century. The United East India Company was the first company in the world financed by an issue of shares, and such issue was effected through the exchange. The Netherlands claims the honor of having the oldest established stock exchange in existence. In 1611 a stock market began trading in the coffee houses along the Dam Square. A more formal establishment, the Amsterdam Stock Exchange Association, began trading industrial stocks in 1876 and until World War II, Amsterdam ranked after New York and London as the third most important stock market in the world. After the war, the AEX Stock Exchange only gradually began to resume its activities, as members felt threatened by what they saw as an impending socialist order which would leave little of the stock market intact. Since the end of the war, the Dutch market has remained relatively neglected, as local companies have found it more favorable to use bank financing to meet their capital requirements. Trading in shares on the AEX may take place on the official market or on the parallel market, which is available to medium-sized and smaller companies that cannot yet meet the requirements demanded for the official market.

         Reporting, Accounting and Auditing. Dutch reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Dutch corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

         Size of Equity Markets. As of August 31, 1997, the total market capitalization of the Dutch equity markets was approximately NLG 911.5 billion or US$449.8 billion.

The Singaporean Equity Markets

         General Background. The Stock Exchange of Singapore (SES) was formed in 1973 with the separation of the joint stock exchange with Malaysia, which had been in existence since 1938. The linkage between the SES and the Kuala Lumpur Stock Exchange (KLSE) remained strong as many companies in Singapore and Malaysia jointly listed on both exchanges, until January 1, 1990 when the dual listing was terminated. SES has a tiered market, with the formation of the second securities market, SESDAQ (Stock Exchange of Singapore Dealing and Automated Quotation System) in 1987. SESDAQ was designed to provide an avenue for small and medium-sized companies to raise funds for expansion. In 1990, SES introduced an over-the-counter (OTC) market known as CLOB International, to allow investors access to international securities listed on foreign exchanges. SES also has a direct link with the National Association of Securities Dealers Automated Quotation (NASDAQ) system, which was set up in March 1988 to allow traders in the Asian time zone access to selected securities on the U.S. OTC markets. This is made possible through a daily exchange of trading prices and volumes of the stocks quoted on NASDAQ. The Singapore Stock Exchange is one of the most developed in Asia and has a strong international orientation.

         Reporting, Accounting and Auditing. Singaporean reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Singaporean corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

         Size of Equity Markets. As of August 31, 1997, the total market capitalization of the Singaporean markets was approximately SGD 181.3 billion or US$119.9 billion.

The Spanish Equity Markets

         General Background. The trading of shares in Spain dates back to 1831 when the Madrid Stock Exchange was founded. Since that time other exchanges have been established in Barcelona, Bilbao and Valencia, although the latter remains purely a local market. Madrid is by far the most active and the most international market exchange, accounting for nearly 50% of total market capitalization of both bonds and stocks. The next largest exchange is Barcelona, founded in 1915. Membership at each stock exchange in Spain is restricted to stockbrokers nominated by the Ministry of Finance. In order to practice their profession, a broker must belong to the Association of Brokers. In November 1986, the Madrid Stock Exchange opened the new second market, or unlisted securities market, as part of an effort to expand the range of Spanish companies whose shares are publicly quoted. The second market provides small and medium-sized companies with access to the trading market of the Madrid Stock Exchange.

         Reporting, Accounting and Auditing. Spanish reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Spanish corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

         Size of Equity Markets. As of August 31, 1997, the total market capitalization of the Spanish equity markets was approximately ESP 30,769.4 billion or US$202.4 billion.

The Swedish Equity Markets

         General Background. Organized trading of securities in Sweden can be traced back to 1776. Although the Stockholm Stock Exchange was founded in 1864, the real formation of a stock exchange in an international sense took place in 1901. The statutes of the stock exchange were modified in 1906 and, from the beginning of 1907, commercial banks were admitted as members. During the 1970's the Stockholm market was characterized by limited turnover and dull trading conditions. In 1980 the market started to climb and for several years Stockholm was one of the best performing stock markets in both price and volume growth. This regeneration of a market for risk capital was reflected in the large number of companies introduced in the early 1980's. The Stockholm Stock Exchange is structured on a membership basis, with the Bank Inspection Board being the supervising authority. The board consists of 11 directors and one chief executive. The directors of the board are elected by the Swedish government, and the Association of the SwedishChamber of Commerce, the Federation of Swedish Industries and the member companies of the Stock Exchange. There are three different markets for trading shares in Sweden. The dominant market is the A1 list, for the largest and most heavily traded companies. The second distinct market is the Over-the-Counter Market, which is more loosely regulated than the official market and caters to small and medium sized companies. The other market is the unofficial parallel market which deals in unlisted shares, both on and off the exchange floor. The shares most frequently traded on this market are those which have been delisted from the other markets and those which are only occasionally available for trading.

         There are also two independent markets for options -- the Swedish Options Market (OM) and the Swedish Options and Futures Exchange (SOFE). They offer calls, puts and forwards on Swedish stocks and stock market index.

         Reporting, Accounting and Auditing. Swedish reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Swedish corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

         Size of Equity Markets. As of August 31, 1997, the total market capitalization of the Swedish equity markets was approximately SEK 2,036.8 billion or US$259.4 billion.

The Swiss Equity Markets

         General Background. There are three principal stock exchanges in Switzerland, the largest of which is Zurich, followed by Geneva and Basle. The Geneva exchange is the oldest and was formally organized in 1850. The Basle and the Zurich exchanges were founded in 1876 and 1877, respectively. The Geneva Exchange is a corporation under public law and in Zurich and Basle the exchanges are institutions under public law. There are three different market segments for the trading of equities in Switzerland. The first is the official market, the second is the semi-official market, and the third is the unofficial market. On the official market, trading takes place among members of the exchange on the official trading floors. Trading in the semi-official market also takes place on the floors of the exchanges, but this market has traditionally been reserved for smaller companies not yet officially accepted on the exchange. Unofficial market trading is conducted by members and non-members alike. Typical trading on this market involves shares with small turnover. Both listed and unlisted securities can, however, be traded on this market.

         Reporting, Accounting and Auditing. Swiss reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Swiss corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

         Size of Equity Markets. As of August 31, 1997, the total market capitalization of the Swiss equity markets was approximately CHF 719.7 billion or US$484.9 billion.

The United Kingdom Equity Markets

         General Background. The United Kingdom is Europe's largest equity market in terms of aggregate market capitalization. Trading is fully computerized under the Stock Exchange Automated Quotation System. There are 14 stock exchanges in the United Kingdom and Ireland which comprise the Associated Stock Exchange. The most important exchange and the one that has the major share of the business is the London Stock Exchange. The London Stock Exchange has the largest volume of trading in international equities in the world.

         Reporting, Accounting and Auditing. Although UK reporting, accounting and auditing standards are among the most stringent outside the United States, such standards are not identical to U.S. standards in important respects. Some UK corporations are not required to provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may, in certain cases, be less timely and less frequent than that required of U.S. corporations.

         Size of Equity Markets. As of August 31, 1997, the total market capitalization of the United Kingdom equity markets was approximately GBP 1,191.2 billion or US$1,931.9 billion.

OTHER FUND INVESTMENTS

         Although the policy of each WEBS Index Series of the Fund is to remain substantially fully invested in equity securities, a WEBS Index Series may also invest in combinations of certain stock index futures contracts, options on such futures contracts, stock index options, stock index swaps, cash, local currency and forward currency exchange contracts that are intended to provide the WEBS Index Series with exposure to such equity securities. A WEBS Index Series may invest temporarily in cash, local currency, forward currency contracts and certain Short-Term Investments. Such investments may be used to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions of Creation Units of WEBS.

         Although each WEBS Index Series generally seeks to invest for the long term, the WEBS Index Series retain the right to sell securities irrespective of how long they have been held. However, because of the "passive" investment management approach of the Fund, the portfolio turnover rate for each WEBS Index Series is expected to be under 50%, a generally lower turnover rate than for many other investment companies. A portfolio turnover rate of 50% would occur if one half of a WEBS Index Series' securities were sold within one year. (For purposes of calculating portfolio turnover rate, the Fund does not take into account "sales" of securities by means of in-kind redemptions, since such transactions do not impact a WEBS Index Series' portfolio composition or weighting.) Ordinarily, securities will be sold from a WEBS Index Series only to reflect certain administrative changes in an MSCI Index (including mergers or changes in the composition of the Index) or to accommodate cash flows out of the WEBS Index Series while seeking to keep the performance of the WEBS Index Series in line with that of its benchmark index. In addition, securities may be sold from a WEBS Index Series in certain circumstances to ensure the WEBS Index Series' compliance with the diversification and other requirements of the Internal Revenue Code and with other requirements, which would tend to raise the portfolio turnover rate of such WEBS Index Series. Purchases and sales of securities involve transaction costs borne by the respective WEBS Index Series.

         A WEBS Index Series may borrow money from a bank up to a limit of 33% of the market value of its assets, but only for temporary or emergency purposes. A WEBS Index Series may borrow money only to facilitate distributions to shareholders or meet redemption requests (in connection with Creation Units of WEBS that the Fund agrees to redeem for cash) prior to the settlement of securities already sold or in the process of being sold by such WEBS Index Series. To the extent that a WEBS Index Series borrows money prior to receiving distributions on its portfolio securities or prior to selling securities in connection with a redemption, it may be leveraged; at such times, the WEBS Index Series may appreciate or depreciate in value more rapidly than its benchmark index. A WEBS Index Series will not make cash purchases of securities when the amount of money borrowed exceeds 5% of the market value of its total assets.

LENDING PORTFOLIO SECURITIES

         The Fund may lend portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete transactions and for other purposes. Because the government securities or other assets that are pledged as collateral to the Fund in connection with these loans generate income, securities lending enables a WEBS Index Series to earn additional income that may partially offset the expenses of such WEBS Index Series, and thereby reduce the effect that expenses have on such WEBS Index Series' ability to provide investment results that substantially correspond to the price and yield performance of its respective MSCI Index. These loans may not exceed 33% of a WEBS Index Series' total assets. The documentation for these loans provide that the WEBS Index Series will receive collateral equal to at least 100% of the current market value of the loaned securities, as marked to market each day that the net asset value of the WEBS Index Series is determined, consisting of government securities or other assets permitted by applicable regulations and interpretations. A WEBS Index Series pays reasonable administrative and custodial fees in connection with the loan of securities. The WEBS Index Series invests collateral in Short-Term Investments. Morgan Stanley Trust Company ("MSTC") serves as Lending Agent of the Fund and, in such capacity, shares equally with the respective WEBS Index Series any net income earned on invested collateral. A WEBS Index Series' share of income from the loan collateral is included in the WEBS Index Series' gross investment income.

         The Fund will comply with the conditions for lending established by the Securities and Exchange Commission (the "SEC"). The SEC currently requires that the following conditions be met whenever portfolio securities are loaned:
(1) the WEBS Index Series must receive at least 100% collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities lent rises above the level of the collateral; (3) the WEBS Index Series must be able to terminate the loan at any time; (4) the WEBS Index Series must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the WEBS Index Series may pay only reasonable custodian fees in connection with the loan and will pay no finder's fees; and
(6) while voting rights on the loaned securities may pass to the borrower, the Fund's Board of Directors (the "Board" or the "Directors") must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. Although each WEBS Index Series will receive collateral in connection with all loans of portfolio securities, and such collateral will be marked to market, the WEBS Index Series will be exposed to the risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, each WEBS Index Series bears the risk of loss of any cash collateral that it invests in Short-Term Investments.

CURRENCY TRANSACTIONS

         The investment policy of each WEBS Index Series is to remain as fully invested as practicable in the equity securities of the relevant market. Hence, no WEBS Index Series of the Fund expects to engage in currency transactions for the purpose of hedging against declines in the value of the WEBS Index Series' currency. A WEBS Index Series may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlement or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes or as a way of protecting against anticipated adverse changes in exchange rates between foreign currencies and the U.S. dollar.


         A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of currency at a specified price at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

REPURCHASE AGREEMENTS

         Each WEBS Index Series may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a WEBS Index Series acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a WEBS Index Series and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a WEBS Index Series (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Fund's custodian bank until repurchased. In addition, the Fund's Board of Directors monitors the Fund's repurchase agreement transactions generally and has established guidelines and standards for review of the creditworthiness of any bank, broker or dealer counterparty to a repurchase agreement with a WEBS Index Series. No more than an aggregate of 15% of the WEBS Index Series' net assets will be invested in repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations. A WEBS Index Series will enter into repurchase agreements only with Federal Reserve member banks with minimum assets of at least $2 billion or registered securities dealers.

         The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a WEBS Index Series not within the control of the WEBS Index Series and therefore the WEBS Index Series may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Fund's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

FUTURES CONTRACTS, OPTIONS AND SWAP AGREEMENTS

         Each WEBS Index Series may utilize futures contracts, options and swap agreements to the extent described in the Prospectus. Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity at a specified future time and at a specified price. Stock index futures contracts are settled by the payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract and at maturity of the contract. Futures contracts are standardized as to maturity date and underlying commodity and are traded on futures exchanges. At the present time, there are no liquid futures contracts traded on most of the benchmark indices of the WEBS Index Series. In such circumstances a WEBS Index Series may use futures contracts, and options on futures contracts, based on other local market indices or may utilize futures contracts, and options on such contracts, on other indices or combinations of indices that the Adviser believes to be representative of the relevant benchmark index.

         Although futures contracts (other than cash settled futures contracts including most stock index futures contracts) by their terms call for actual delivery or acceptance of the underlying commodity, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

         Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Relatively low initial margin requirements are established by the futures exchanges and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

         After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin,resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

         Each WEBS Index Series may use futures contracts and options thereon, together with positions in cash and Short-Term Investments, to simulate full investment in the underlying index. As noted above, liquid futures contracts are not currently available for the benchmark indices of many WEBS Index Series. In addition, the Fund is not permitted to utilize certain stock index futures under applicable law. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to the underlying index.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

         A WEBS Index Series will not enter into futures contract transactions for purposes other than hedging to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of a WEBS Index Series' total assets. Assets committed to initial margin deposits for futures and options on futures are held in a segregated account at the Fund's custodian bank. Each WEBS Index Series will take steps to prevent its futures positions from "leveraging" its portfolio. When it has a long futures position, it will maintain in a segregated account with its custodian bank, cash or high quality debt securities having a value equal to the purchase price of the contract (less any margin deposited in connection with the position). When it has a short futures position, it will maintain in a segregated account with its custodian bank assets substantially identical to those underlying the contract or cash and high quality debt securities (or a combination of the foregoing) having a value equal to its obligations under the contract (less the value of any margin deposits in connection with the position).

SWAP AGREEMENTS

         Swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value or level of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations thereunder, each WEBS Index Series seeks to reduce this risk by entering into agreements that involve payments no less frequently than quarterly. The net amount of the excess, if any, of a WEBS Index Series' obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or high quality debt securities having an aggregate value at least equal to the accrued excess is maintained in a segregated account at the Fund's custodian bank.

FUTURE DEVELOPMENTS

         Each WEBS Index Series may take advantage of opportunities in the area of options, and futures contracts, options on futures contracts, warrants, swaps and any other investments which are not presently contemplated for use by such WEBS Index Series or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a WEBS Index Series' investment objective and legally permissible for the WEBS Index Series. Before entering into such transactions or making any such investment, the WEBS Index Series will provide appropriate disclosure.

INVESTMENT RESTRICTIONS

         The Fund has adopted the following investment restrictions as fundamental policies with respect to each WEBS Index Series. These restrictions cannot be changed with respect to a WEBS Index Series without the approval of the holders of a majority of such WEBS Index Series' outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of a WEBS Index Series means the vote, at an annual or a special meeting of the security holders of the Fund, of the lesser of (1) 67% or more of the voting securities of the WEBS Index Series present at such meeting, if the holders of more than 50% of the outstanding voting securities of such WEBS Index Series are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the WEBS Index Series. A WEBS Index Series may not:

         1.   Change its investment objective;

         2. Lend any funds or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which it is permitted to invest (including participation interests in such securities or obligations) and except that a WEBS Index Series may lend its portfolio securities in an amount not to exceed 33% of the value of its total assets;

         3. Issue senior securities or borrow money, except borrowings from banks for temporary or emergency purposes in an amount up to 33% of the value of the WEBS Index Series' total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, and the WEBS Index Series will not purchase securities while borrowings in excess of 5% of the WEBS Index Series' total assets are outstanding, provided, that for purposes of this restriction short-term credits necessary for the clearance of transactions are not considered borrowings;

         4. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. (The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to initial or variation margin for currency transactions and futures contracts will not be deemed to be pledges of the WEBS Index Series' assets);

         5. Purchase a security (other than obligations of the United States Government, its agencies or instrumentalities) if as a result 25% or more of its total assets would be invested in a single issuer;

         6. Purchase, hold or deal in real estate, or oil, gas or mineral interests or leases, but a WEBS Index Series may purchase and sell securities that are issued by companies that invest or deal in such assets;

         7. Act as an underwriter of securities of other issuers, except to the extent the WEBS Index Series may be deemed an underwriter in connection with the sale of securities in its portfolio;

         8. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, except that a WEBS Index Series may make margin deposits in connection with transactions in currencies, options, futures and options on futures;

         9.   Sell securities short; or

         10. Invest in commodities or commodity contracts, except that a WEBS Index Series may buy and sell currencies and forward contracts with respect thereto, and may transact in futures contracts on securities, stock indices and currencies and options on such futures contracts and make margin deposits in connection with such contracts.

     In addition to the investment restrictions adopted as fundamental policies as set forth above, each WEBS Index Series observes the following restrictions, which may be changed by the Board without a shareholder vote. A WEBS Index Series will not:

         1. Invest in the securities of a company for the purpose of exercising management or control, or in any event purchase and hold more than 10% of the securities of a single issuer, provided that the Fund may vote the investment securities owned by each WEBS Index Series in accordance with its views; or

         2. Hold illiquid assets in excess of 15% of its net assets. An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the WEBS Index Series has valued the investment.

         For purposes of the percentage limitation on each WEBS Index Series' investments in illiquid securities, with respect to each WEBS Index Series, foreign equity securities, though not registered under the Securities Act of 1933 (the "Securities Act"), are not deemed illiquid if they are otherwise readily marketable. Such securities ordinarily are considered to be"readily marketable" if they are traded on an exchange or other organized market and are not legally restricted from sale by the WEBS Index Series. The Adviser monitors the liquidity of restricted securities in each WEBS Index Series' portfolio under the supervision of the Fund's Board. In reaching liquidity decisions, the Adviser considers, inter alia, the following factors:

         1.   the frequency of trades and quotes for the security;

         2. the number of dealers wishing to purchase or sell the security and the number of other potential purchasers;

         3.   dealer undertakings to make a market in the security; and

         4. the nature of the security and the nature of the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

         If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be observed continuously.

                        SPECIAL CONSIDERATIONS AND RISKS

         A discussion of the risks associated with an investment in the Fund is contained in the Prospectus under the heading "Investment Considerations and Risks." The discussion below supplements, and should be read in conjunction with, such section of the Prospectus.

NON-U.S. EQUITY PORTFOLIOS

         An investment in WEBS involves risks similar to those of investing in a broadly-based portfolio of equity securities traded on exchanges in the respective countries covered by the individual WEBS Index Series. These risks include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in securities issued by companies domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor's local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country's currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates, exchange control regulations and the costs that may be incurred in connection with conversions between various currencies. Investing in a WEBS Index Series whose portfolio contains non-U.S. issuers involves certain risks and considerations not typically associated with investing in the securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; restrictions on the expatriation of funds or other assets of a WEBS Index Series; higher transaction and custody costs; delays attendant in settlement procedures; difficulties in enforcing contractual obligations; lesser liquidity and significantly smaller market capitalization of most non-U.S. securities markets; lesser levels of regulation of the securities markets; more substantial government involvement in the economy; higher rates of inflation; greater social, economic, and political uncertainty; and the risk of nationalization or expropriation of assets and risk of war.

CURRENCY TRANSACTIONS

         Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, maturity gaps, interest rate risk and potential interference by foreign governments through regulation of local exchange markets, foreign investment, or particular transactions in foreign currency. If the Adviser utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of a WEBS Index Series' return with the performance of the corresponding MSCI Index and may lower the WEBS Index Series' return. The WEBS Index Series could experience losses if the values of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, each WEBS Index Series will incur transaction costs, including trading commissions, in connection with certain of its foreign currency transactions.

FUTURES TRANSACTIONS

         Positions in futures contracts and options thereon may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, a WEBS Index Series would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a WEBS Index Series has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a WEBS Index Series may be required to make delivery of the instruments underlying futures contracts it holds.

         A WEBS Index Series will minimize the risk that it will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

         The risk of loss in trading futures contracts in some strategies is potentially unlimited, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of a futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, entering into long or short futures positions may result in losses well in excess of the amount initially paid. However, given the limited purposes for which futures contracts are used, and the fact that steps will be taken to eliminate the leverage of any futures positions, a WEBS Index Series would presumably have sustained comparable losses if, instead of the futures contracts, it had invested in the underlying financial instrument and sold it after the decline.

         Utilization of futures transactions by a WEBS Index Series involves the risk of imperfect or no correlation to the benchmark index where the index underlying the futures contracts being used differs from the benchmark index. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom a WEBS IndexSeries has an open position in the futures contract or related option.

         Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS

         Each WEBS Index Series is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to the futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which hedge against a change in the value of securities held by a WEBS Index Series may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A WEBS Index Series may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the WEBS Index Series.

         In order for a WEBS Index Series to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the WEBS Index Series' business of investing in securities. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement.

         Each WEBS Index Series distributes to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the WEBS Index Series' fiscal year) on futures transactions. Such distributions are combined with distributions of capital gains realized on the WEBS Index Series' other investments and shareholders are advised on the nature of the distributions.

CONTINUOUS OFFERING

         The method by which Creation Units of WEBS are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of WEBS are issued and sold by the Fund on an ongoing basis, at any point a "distribution," as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent WEBS, and sells such WEBS directly to customers, or if it chooses to couple the creation of a supply of new WEBS with an active selling effort involving solicitation of secondary market demand for WEBS. A determination of whether one is an underwriter for the purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter. In any event, broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in WEBS, whether or not participating in the distribution of WEBS, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to WEBS are reminded that under Securities Act Rule 153 a prospectus-delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the exchange is satisfied by the fact that the WEBS Index Series' prospectus is available at the exchange (i.e., the AMEX) upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange and not with respect to "upstairs" transactions.

REGIONAL AND COUNTRY-SPECIFIC ECONOMIC CONSIDERATIONS

Europe

         In 1986, the member states of the European Community (the "Member States") signed the "Single European Act," an agreement to establish a free market. The development of a unified common European market has promoted the free flow of goods and services; however, since September 1992, Europe's monetary policy has been affected by fluctuating currencies. Additionally, 1993's tight monetary policies and high inflation caused Europe's economies to ebb into recession.

         The Maastricht Treaty on economic and monetary union (the "EMU") is intended to provide its members with a stable monetary framework. The prospect of EMU has triggered a sharp convergence of interest rates across Europe, with risk premium over the German interest rates levels having decreased. Adding to the favorable monetary conditions, the monetary easing experienced by core countries has triggered a strong depreciation of their currencies. Consequently, European activity has accelerated again in 1997.

         The prospect of the EMU has reduced the roles of exchange rate depreciation, fiscal profligacy and political control over central banks on the business cycle. As a result, the European cycle is becoming less volatile. We believe that future core European business cycles will resemble those in the US, where swings in activity are determined mainly by exogenous shocks to the system, policy mistakes and inventory corrections.

         The EMU is likely to take place in 1999 with Austria, Belgium, Finland, France, Germany, Ireland, Luxembourg, Spain, Portugal, and the Netherlands (there is a chance Italy may still join). The costs associated with a delay and possible abandonment appear to be too great to allow the political leaders to walk away from their commitment. The EMU should be a net plus for European investment spending and for economic growth. In addition, a less volatile business cycle should be beneficial for future business planning. This should be a net plus for shareholder value and for the markets in general. The community's future challenge will be to allow more countries into the EMU while maintaining its stability.

         Austria. Austria's small population and its limited domestic market are not sufficient to support single large industrial sectors. Since raw materials are limited and the terrain supports only a small agricultural sector, Austria's Gross Domestic Product ("GDP") is based on its labor force and service industry. Its skilled labor force has focused on special niche industries for export, with high value added through technological applications, and a vibrant services sector, based initially on tourism, has emerged and currently accounts for over 60% of Austria's GDP.

         As a result of the second world war, much of the Austrian industrial sector was converted to public ownership and the Austrian Industrial Administration Company ("OIAG") was created to function as a holding company for these nationalized industries. Due to global recession and the troublesome state of public finance in Austria, the government attempted to reduce the drain of the OIAG on the country's budget by reducing the OIAG's labor force and reorganizing the OIAG into seven separate holding companies. The reorganization of the OIAG, along with public asset sales, helped to reduce the budget deficit from 5.1% of GDP in 1986 to 3.3% of GDP in 1992. Losses in 1993, however, caused the government to begin selling the group to the private sector. With the steady trend toward privatization and the increased importance of foreign capital, Austria is a likely member of the EMU.

         Belgium. Rising new industries in Belgium include light engineering, chemicals, and food processing and services, with the service industry sector currently accounting for approximately 70% of GDP. Even though the agricultural sector is small, accounting for only about 2% of GDP, its importance is reflected in Belgium's thriving food processing business. Some of Belgium's traditional industries, coal, steel, textiles and heavy engineering, have experienced a steep decline over the past two decades but this decline has been partly offset by the rising new industries. Company ownership is held by a few large private sector groups through a web of holding and operating companies.

         Belgium's open trade policy, together with a successful strategy of competitive disinflation and a lower domestic demand growth, has led to substantial current account surpluses. Exports are running at approximately 77% of GDP and imports at approximately 74%.

         High unemployment rates and a large public debt continue to occupy the government's attention. Through a series of expenditure reductions and tax increases, the government was able to reduce the deficit to 5.9% of GDP in 1990, but this trend reversed itself in 1991. The rise in the deficit was fueled by an economic slowdown, followed by a recession in 1993, along with increasing social security and interest payments. By 1993, the deficit had increased to 7.2% of GDP. Belgium implemented a series of tough fiscal restrictions over the last four years with a view to meeting the Maastricht criteria. As a result, the budget deficit fell from 7.2% of GDP in 1993, to 2.9% in 1996. The debt to GDP ratio has also started to decline.

         France. France is a leading industrial country. Its large service sector, accounting for approximately two-thirds of GDP, includes tourism, transportation and computer consultancy. The once dominant iron and steel and textile industries have given way to the fast growing aerospace, chemicals and pharmaceuticals, plastics and telecommunications industries. The automobile industry, the most important industry in the early eighties, has been largely overtaken by capital goods industries. The capital goods industries account for one-fifth of the country's exports and supply as many jobs as the agricultural sector.

         High unemployment rates (currently 12.5%) and a soaring budget deficit are some of the main economic concerns that have plagued France for the past decade. Since 1993, the government has been trying to solve these problems through a mix of higher taxes, which reached a record level in 1995, and a reduction of non-wage costs. In 1996, the largest attempt to cut the budget deficit was implemented, leading to a disparity of interest rate differentials vis-a-vis Germany.

         The government's 1996 implementation of an unpopular far-reaching reform of the social security system, which aimed to curb health care spending through tighter control from the Parliament and supervisory bodies, resulted in a protracted strike.

         In 1997, the unexpected Socialist victory in the early general election raised fresh doubts about the French authorities' commitment to cut the budget deficit in line with the EMU requirements. However, the new government finally decided to implement a temporary 10% corporate tax increase, the second one since 1995, and cut spending, which should allow France to qualify for the EMU. The government also envisions reducing current employees' weekly working time and hiring 350,000 youths in the public sector to cut unemployment rates.

         The future economic challenges facing the French government include reducing the budget deficit to a level acceptable to the EMU requirements, downsizing and restructuring the public sector and improving the business environment, particularly by increasing labor market flexibility.

         Germany. Germany, the third largest economy in the world, has faced substantial economic challenges resulting from the reunification of East and West Germany. The former East Germany, which had been insulated from any real competition, was under invested in housing and infrastructure and was not geared to handle full economic and political union with West Germany. In addition, the cost of reunification, which West Germany intended to finance with increased taxes, proved to be much greater than anticipated due to the high cost of social security transfers, extensive environmental damage and a worse than expected economic condition. As a result, the public sector deficit rose from 0% to 7.5% in 1993 and the Bundesbank (central bank) sharply raised interest rates, causing the economy to recess.

         Germany began to recover from recession in 1994, but the rise in interest rates and the appreciation of the deutschemark restricted market advances. The sharp monetary eases implemented by the Bundesbank along with the depreciation of the deutschemark through 1997 have created very favorable monetary conditions to which the economy is responding. Germany's fiscal health and prosperity over the next few years will largely depend on the continued growth of capitalism in eastern Germany.

         Italy. Italy is a net importer of agricultural products and also imports most of its energy products. Aside from tourism and design, Italy's service sector is not very competitive. Through networks of small and medium-sized companies Italy's strengths lie in its manufacturing sector, particularly in machine tools and consumer goods. In the early 1990s, industry began to struggle to compete as a result of wage increases and an exchange rate policy designed to limit the effect of government borrowing on the inflation rate. In September 1992, the lira collapsed and was forced to leave the Exchange Rate Mechanism (ERM). The lira recovered in 1996 and returned to the ERM by the end of that year.

         The Bank of Italy, operating autonomously, has historically followed a tough monetary policy in an effort to prevent government borrowing from causing inflation.

         Beginning in 1991, the government implemented a fiscal policy that reduced government borrowing through tax measures and spending cuts. Since then, successive governments have delivered to parliament ambitious budget laws that included revenue raising measures and cuts to the pension system, health service, local government and defense. Despite the slow pace of reform to avoid social unrest, impressive improvements have been made to realize 1997's 3%-of-GDP deficit target as required by the Maastricht Treaty.

         In 1992, Italy also began a privatization program by transferring major state holdings to joint stock companies as an intermediate step to total or, at least partial, floatation on the stock exchange. Although the privatization program was somewhat curbed in 1994, it resumed in 1995 and is still proceeding.

         The Netherlands. The Netherlands boasts one of the highest levels of GDP per capita in the world. While industry is its most important sector, the Netherlands also benefits from agricultural and natural gas resources.

         Foreign trade is vital to the Netherlands, accounting for approximately 50% of GDP. The recovery of exports by the end of the 1980s was fueled by government policies on wage moderation, although such policies resulted in an increased unemployment rate. Additionally, the reunification of Germany resulted in a surge in demand for exports.

         Public spending has exceeded 50% of GDP, including transfer payments. The public-sector deficit is a political and economic problem and has received heightened government attention. While the deficit has been reduced recently, further reduction remains a key government objective. The Netherlands has efficiently increased the flexibility of its labor market and cut indirect wage costs. As a consequence, the Netherlands should outperform the European average in terms of economic performance over the years to come.

         Spain. Spain's entry into the European Community in 1986 was followed by a period of rapid economic growth. Economic growth did not continue; however, and the government's restrictive monetary policy and the overvalued peseta contributed to a downturn in investment along with a rise in unemployment in the early 1990s. Currently, the government faces the challenges of addressing the domestic concerns of controlling inflation, reducing the deficit and effecting labor reform against the competing interests of maintaining a monetary policy suitable for Spain's participation in the EMU.

         In June 1989, Spain joined the Exchange Rate Mechanism of the European Monetary System with the goal of maintaining a stable currency. The resulting huge inflow of foreign capital caused the Spanish economy to lose some of its competitiveness. Despite the devaluation of the peseta and the easing of monetary policy in 1993, Spain slipped into its worst recession in 30 years. Economic growth has recovered since then, averaging 2.4% from 1994-96. The center-right government elected in 1996 has displayed a strong ability to control public spending through structural reforms. By the end of 1997, Spain should be able to fulfill all the Maastricht criteria and its participation in the EMU should not be questioned.

         In June of 1994, Spain experienced a general strike by the trade unions. The strike, while unsuccessful, led to reforms in the labor market to ease the rigid regulations that govern permanent job contracts. Spanish unemployment is currently the highest in the European Union; however, 1997's strong economic growth and new reforms to improve the flexibility of the labor market have decreased the rate of unemployment from 24.6% in 1994 to 20.5% as of July 1997.

         Sweden. Sweden has a highly developed and successful industrial sector. The chief industries, most of which are privately owned, include textiles, furniture, electronics, dairy, metals, ship building, clothing, engineering, chemicals, food processing, fishing, paper, oil and gas, automobiles and shipping. Productivity, as measured by GDP per capita, is well above the European average, although two-thirds of GDP passes through the public sector.

         Successive governments have traditionally afforded Swedes generous benefits for unemployment, sick leave, child care, elderly care and general public welfare, along with state medical care. This extensive social welfare system has proved unsustainable in recent years and has resulted in large government deficits. Furthermore, a wide tax wedge, caused by the generous social benefits, is a key impediment to job creation and is the reason for the high unemployment rate. Almost half of the personal disposable income received by Swedes resulted from transfer payments, a system for redistributing income.

         Sweden suffered a severe recession in the early 1990s causing GDP to fall 5% between 1990 and 1993. The economic recovery gathered pace in 1994 and is now in its fourth year. Nonetheless, the recession led to a drop in the standard of living and has left Sweden with a large gap in its public finances. The budget deficit peaked in 1993 at 12.3% of GDP.

         Sweden, which joined the European Community on January 1, 1995, received strong pressure to bring its public finances under control. A fiscal consolidation plan, entailing a tightening of policy over a period of four years, was approved by Parliament in 1995. The implementation of the plan is currently on track and Sweden is most likely to achieve a balanced budget in 1998. The resulting improvement in investor and business confidence has boosted Sweden's economic prospects and, despite the continuing fiscal consolidation, such economic prospects are some of the best in Europe for the remainder of the decade.

         Switzerland. Due to its lack of raw materials, Switzerland has based its economic growth on its highly skilled labor market and technological manufacturing expertise. Switzerland's strengths lie in chemicals and pharmaceuticals, watches, precision instruments (machinery equipments), engineering, food, financial services and



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



tourism. Additionally, its small domestic market's reliance on exports accounted for 36% of the GDP in 1994.

     Historically, Switzerland has experienced low unemployment levels due to its heavy dependence on foreign labor to supplement its labor force. However, from 1990 through the first half of 1997, the unemployment rate rose substantially, peaking at 5.7% in mid 1997, resulting from seven years of recession and stagnation. Some signs of economic revival have appeared in 1997, since the economy traditionally operates in tandem with the rest of Europe. Moreover, because of its safe haven status, the currency has been under increased pressures due to the prospect of the EMU currency, the Euro, which in turn has aggravated the economic situation. For the remainder of 1997 and forward, the monetary policy is likely to remain targeted at the exchange rate.


         The United Kingdom. The May 1 general election resulted in a landslide victory for the Labor Party, led by Tony Blair, which had been out of office since May 1979. In its first few months, the Labor Party administration has shown signs of pursuing policies which are very similar to the market-oriented policies of the outgoing government. It has granted operational independence to the Bank of England, a step which the Conservative government had been reluctant to take.

         The new government is more open to EMU than the outgoing administration, but early participation nonetheless remains unlikely. The Labor leadership is in favor of the EMU in principle, but has stated that any eventual practical decision to join must be preceded by a greater economic convergence than that specified by the Maastricht Treaty and a formal referendum.

         The UK economy has grown since 1993, and has continued to grow strongly during early 1997. Measured unemployment has fallen sharply, toward levels more typical of the United States than of Continental Europe, and corporate profitability has been approaching levels not seen since the 1960s. Unfortunately, inflation performance remains disappointing, and it is still uncertain whether the independent central bank will be successful at fine-tuning the business cycle.

                REAL GDP ANNUAL RATE OF GROWTH (ANNUAL % CHANGE)


                                      1996     1995    1994     1993
                                      ----     ----    ----     ----
Austria  ...........................   1.1      1.8     3.0      0.4
Belgium  ...........................   1.4      1.9     2.3     -1.3
France   ...........................   1.3      2.2     2.8     -1.3
Germany  ...........................   1.4      1.9     2.9     -1.1
Italy    ...........................   0.7      3.0     2.2     -1.2
Netherlands.........................   2.7      2.4     2.7      0.2
Spain    ...........................   2.2      2.8     2.1     -1.2
Sweden   ...........................   1.1      3.6     3.3     -2.2
Switzerland.........................  -0.7      0.1     1.0     -0.8
United Kingdom......................   2.1      2.5     3.8      2.1




Source: World Economic Outlook, May 1997 (International Monetary Fund)

Japan, the Pacific Basin, and Southeast Asia

         Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the United States and Western European countries. Such instability may result from (i) authoritarian governments or military involvement in political and economic decision-making;
(ii) popular unrest associated with demands for improved political, economic, and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious, and racial disaffection.

         The economies of most of the Asian countries continue to depend heavily upon international trade and, accordingly, are affected by protective trade barriers and the economic conditions of their trading partners, principally the United States, Japan, China and the European Community. The enactment by the United States or other principal trading partners of protectionist trade legislation, along with the reduction of foreign investment in the local economies and a general decline in the international securities markets, could have a significant adverse effect upon the economies and securities markets of the Asian countries.

         The success of market reforms and a surge in infrastructure spending have fueled rapid growth in many developing Asian countries. Rapidly rising household incomes have fostered large middle classes and new waves of consumer spending. The increases in infrastructure spending and consumer spending have made domestic demand the growth engine for these countries. Thus, their growth now depends less upon exports. While exports may no longer be


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

the sole source of growth for these developing economies, improved competitiveness in export markets has contributed to growth in many of these nations. The increased productivity of many Asian countries has enabled them to achieve, or continue, their status as top exporters while improving their national living standards.

         In recent months, the Southeast Asian currency markets have come under severe selling pressure from abroad, as foreign investors and speculators alike have heavily sold regional currencies viewed to be overvalued. The Thai Baht was the first to come under pressure, but Indonesian, Malaysian, Phillipine, Singaporean, Taiwanese, South Korean and Hong Kong currencies have all been affected. Equity and fixed income markets have also faced selling pressure as foreign investors have been concerned with the overall financial prospects of the region. For the near to intermediate term at least, these developments could lead to higher interest rates, lower economic growth and continued volatility in the currency and securities markets in the region.

         Australia. Australia has a prosperous Western-style capitalist economy, with per capita GDP comparable to levels in industrialized Western European countries. Economic growth accelerated markedly in 1994 as robust domestic spending boosted activity. Australia is rich in natural resources and is the largest exporter of beef and wool, the second-largest exporter of mutton and among the top wheat exporters in the world. Australia is also a major exporter of minerals, metals and fossil fuels. Due to the nature of Australia's exports, a downturn in world commodity prices could have a large impact on its economy. The government is in the process of developing policies to promote foreign investment, expand research and development, increase funding for national land care and reform the public housing policy. Additionally, the government has continued to support privatization of state-owned enterprises.

         While economic data suggests an easing from the unsustainable rates of growth reached during 1994, the outlook is for continued, but moderate economic growth. While GDP grew by 3.2% in 1995, debt is expected to continue to rise.

         Regardless of the intensification of the severe drought in eastern Australia, economic growth was strong in 1994-95 and improvements were made in reducing unemployment. The inflation rate reached 5.1% in 1995. This was the result of increased food prices, due to the drought, and the government's increased taxes on tobacco and motor vehicles.

         Hong Kong. The transfer of sovereignty from Britain to China, which has created a sense of uncertainty in Hong Kong's economy, has largely been a smooth transition. Under the principle of "one country, two systems," Hong Kong is now a special administrative region (SAR) of the People's Republic of China and is empowered with a high degree of autonomy. It has retained its administrative, legislative and judicial systems. The SAR government has full control over its monetary and fiscal policies and it maintains its own customs and immigration control, separate from the mainland. Except for issues relating to national security and foreign policy, the SAR is largely run as an independent territory.

         The first chief executive of the SAR, Mr. C.H. Tung, a former shipping tycoon, has vowed to make a difference in the lives of the people of Hong Kong, by focusing his attention on the areas of housing, education and infrastructure. In the past, the chronic shortage of housing has been a strong influence on the property market. Hong Kong property prices today are among the highest in the world. The Tung administration will announce a major housing package in October 1997, detailing its plan to double the supply of apartments in the territory. Worth noting is that there is heavy exposure to the property market in Hong Kong's banking sector as well as the stock market as a whole.

         The integration of Hong Kong's economy with that of the mainland continues apace. While the integration process in the 1980's was driven by the relocation of Hong Kong's labor-intensive manufacturing sector to Southern China, the integration theme for the 1990's is that of Hong Kong becoming a service center for China's fast growing economy. A large number of mainland companies have established offices in Hong Kong as a window for interaction with the global economy. The Hong Kong financial sector is increasing its role in the intermediation of foreign funds for investment in China. Close to half of the FDI into China goes through Hong Kong. Furthermore, Hong Kong is increasingly playing a role in intermediating China's savings for investment in China. Hong Kong is well on its way in becoming a bona fide financial center for China.

         The Hong Kong dollar, which is pegged to the U.S. dollar, has come under recent selling pressure as have most Asian currencies. Both the Hong Kong government and the Central Bank of China have significant U.S. dollar reserves, which are expected to be used to defend the peg. There can be no assurance that a substantial devaluation will not occur. Hong Kong's property, bond, equity and currency markets have all recently experienced downside pressure, partly as a result of devaluation fears.

         Japan. Japan's economy, the second-largest in the world, has grown substantially over the last three decades. However in 1995, the Japanese economy expanded by just 0.9% and its budget showed a deficit of 5.9% of GDP. The boom in Japan's equity and property markets during the expansion of the late 1980's supported high rates of investment and consumer spending on durable goods, but both of these components of demand have now retreated sharply following the decline in asset prices. Profits have fallen sharply, unemployment has reached a historical high and consumer confidence is low. The banking sector continues to suffer from nonperforming loans. Numerous cuts of the discount-rate since its 6% peak in 1991, a succession of fiscal stimulus packages, support plans for the debt- burdened financial system and spending for reconstruction following the Kobe earthquake may help to contain the recessionary forces, but substantial uncertainties remain.

         In addition to a cyclical downturn, Japan is suffering through structural adjustments. Like the Europeans, the Japanese have seen a deterioration of their competitiveness due to high wages, a strong currency and structural rigidities. Finally, Japan is reforming its political process and deregulating its economy. This has resulted in turmoil, uncertainty and a crisis of confidence.

         While the Japanese governmental system itself seems stable, the dynamics of the country's politics have been unpredictable in recent years. The economic crisis of 1990-92 brought the downfall of the conservative Liberal Democratic Party, which had ruled since 1955. Since then, the country has seen a series of unstable multi-party coalitions and several prime ministers come and go, because of politics as well as personal scandals. While there appears to be no reason to anticipate civic unrest, it is impossible to know when the political instability will end and what trade and fiscal policies might be pursued by the government that emerges.

         Japan's heavy dependence on international trade has been adversely affected by trade tariffs and other protectionist measures, as well as the economic condition of its trading partners. Japan subsidizes its agricultural industry since only 19% of its land is suitable for cultivation. It is only 50% self-sufficient in food production. Accordingly, it is highly dependent on large imports of wheat, sorghum and soybeans. In addition, industry, its most important economic sector, depends on imported raw materials and fuels, including iron ore, copper, oil and many forest products. Japan's high volume of exports, such as automobiles, machine tools and semiconductors, has caused trade tensions, particularly with the United States. Some trade agreements have been implemented to reduce these tensions. The relaxing of official and de facto barriers to imports, or hardships created by any pressures brought by trading partners, could adversely affect Japan's economy. A substantial rise in world oil or commodity prices could also have a negative affect. Additionally, the strength of the yen itself may prove an impediment to strong continued exports and economic recovery, because it makes Japanese goods sold in other countries more expensive and reduces the value of foreign earnings repatriated to Japan. Since the Japanese economy is so dependent on exports, any fall off in exports may be seen as a sign of economic weakness, which may adversely affect the market.

         Geologically, Japan is located in a volatile area of the world and has historically been vulnerable to earthquakes, volcanoes and other natural disasters. As demonstrated by the Kobe earthquake in January of 1995, which resulted in the death of 5,000 people and billions of dollars of damage, natural disasters can be significant enough to affect the country's economy.

         Malaysia. Over the last two decades, Malaysia has experienced rapid industrialization, transforming a once commodity driven economy to one dominated by the manufacturing sector. Although commodities remain important to the Malaysian economy, where tin, rubber, palm oil, timber, oil and gas have played a leading role, the electronics sector is now the fastest growing and most important sector by far. In fact, Malaysia has become the world's third-largest producer of semiconductor devices (after the U.S. and Japan) and the world's largest exporter of semiconductor devices.

         The high rates of investment that have been required to sustain Malaysia's rapid growth have been met with high rates of domestic savings and significant inflows of foreign direct investment. This combination has been instrumental in maintaining fast growth while simultaneously limiting inflationary pressures. Although free repatriation of profits is allowed, Malaysia has experienced a high rate of reinvestment of profits from foreign direct investment.

         The Bank Negara Malaysia (the central bank) manages the exchange value of the Ringgit against a basket of foreign currencies. Recently, there has been significant selling pressure on the ringgit as foreign investors have dramatically sold down the currency. The general feeling of currency overvaluation has hurt the Southeast Asian market, in particular Thailand and Malaysia, and has been compounded by speculative currency trading. The weak Ringgit has caused an outflow of foreign capital which has in turn hurt other Malaysian markets. While the Malaysian government has recently lifted certain selling restrictions on particular financial assets, these restrictions have contributed to a general feeling of apprehension among foreign investors as to the Malaysian government's commitment to free market dynamics and the Malaysian government's ability to stabilize its own financial markets.

         The future direction of Malaysian manufacturing, and the economy as a whole, depends on the performance of manufactured exports. Foreign direct investment is the source of Malaysia's export dynamism. Malaysia is developing its human capital base and its infrastructure in order to continue attracting foreign investment. This strategy has led to an increased import-intensity of growth. It also makes Malaysia vulnerable to potentially volatile foreign capital flows, as has recently been the case, and downturns in demand in its export markets. Malaysia's continued success depends on reducing the import content of exports through increased technology transfer to develop linkages between exporters and domestic input supplies.

         Singapore. Singapore has become a high-income, highly industrialized country though rapid growth in its manufacturing sector due largely to significant foreign investment. Of particular importance is the electronics industry in which Singapore is the leading producer of disk drives. The financial and business services sector has also experienced recent growth, while the mining and agriculture sectors are of minimal importance. Oil refining and chemical industries have long been important and recently a significant pharmaceutical sector has emerged. Since 1987, annual growth has been high, ultimately reaching 10% in 1993 and 1994 and 9% in 1995. This sustained annual growth can be attributed to high investment and exports. Personal consumption growth has been low, which makes Singapore the highest saving country in the world.

         The government has followed an interventionist economic policy with respect to its individual industries. To instill faith in its interventionist policies, the government has sought to maintain economic stability. The taxes are relatively high, but rates are stable. Monetary policy has aimed at keeping inflation low by using the exchange rate as the main instrument. Labor market pressure has been controlled by setting limits on the percentage of foreign labor employed and applying a levy on employers of foreign labor. In addition, the government, recognizing that land use is a constraint on growth, has sought to make existing land use more efficient.

         The government directly holds stakes in individual companies across the board, from high-tech defense contractors to low-tech service businesses. The government also holds indirect stakes in firms through a number of agencies. Such government ownership interests may discourage the development of private firms due to fears that the government entities may be given certain advantages not available to private entities. Some privatization of state-owned businesses is ongoing, however, such as the telephone business and certain other utilities.

         Singapore is heavily dependent on foreign trade with the total value of trade goods and services reaching 278% of GDP in 1994. The country has also seen a large volume of re-export trade. The industrial base is dominated by foreign multinationals, with only a few large domestic firms. Though foreign investment is a key to the continued prosperity of Singapore, the main concern about future prospects is that productivity growth has not been consistent over the years. With one of the highest investment rates in the world, sustaining rapid output growth increasingly will depend on boosting productivity growth.

         Singapore's financial markets have come under recent selling pressure, as fears that the Singapore Dollar may be overvalued have spurred both fundamental and speculative currency selling. The weakened Singapore Dollar has resulted in increased selling pressure on other Singapore markets. The Monetary Authority of Singapore has largely been allowing the Singapore dollar to fluctuate according to market forces, resulting in a recent depreciation.

                REAL GDP ANNUAL RATE OF GROWTH (ANNUAL % CHANGE)

                                                   1996    1995    1994    1993
                                                   ----    ----    ----    ----
Australia.....................................      4.0     3.2     5.2     3.4
Hong Kong.....................................      4.5     4.8     5.3     6.1
Japan    .....................................      3.6     1.4     0.6     0.1
Malaysia .....................................      8.4     9.5     9.2     8.3
Singapore.....................................      7.0     8.8    10.1    10.4

Source:   World Economic Outlook, May 1997 (International Monetary Fund)

Canada

         Canada. Due to its vast geographic area, ranking second in the world only to Russia, Canada has successfully developed into a modern industrial country supplemented by significant agricultural activities and natural resource exploitation, such as oil, gas and timber. With exports amounting to approximately 25% of Canadian production, Canada is highly dependent on the U.S. market as a source of demand for manufacturing, agricultural goods, energy and other raw material products. Nearly 80% of Canada's external trade is with the U.S. and close ties exist between U.S. and Canadian manufacturers (two-thirds of the foreign direct investment into Canada is from the U.S.). Both the Free Trade Agreement with the U.S. and the North American Free Trade Agreement increased the ties between the two nations, guaranteeing Canada's access to its largest export market.

         In early 1990, due to reduced domestic demand and the beginnings of a downturn in the U.S., the economy ebbed into recession. The recession hit the manufacturing sector the hardest, but continued investment in machinery and equipment indicated that important restructuring steps were underway with a view toward improving productivity. As a result of the recession, tax receipts dwindled and government deficits mushroomed, arriving at approximately 5% of GDP per annum. In addition, Canada's poor export performance during the recession hinted at reduced competitiveness internationally. Since that time, Canada has made some progress in restructuring its industries. At the same time, it has grappled with its fiscal deficits and has developed a plan to bring its federal budget into balance by the end of the century. Moreover, the provinces have also reined in their fiscal excesses: seven of the ten had balanced budgets in 1996.

The fiscal restructuring across all levels of government led to significant public sector job losses; although these were offset for the most part by private sector job gains, overall employment growth remained below par. As a result, Canada's unemployment rate has remained above 9% since 1990.

         With the fiscal drag on the economy having reached its maximum in 1996, the continued strength in investment in machinery and equipment, along with a competitively-valued Canadian dollar, suggest that Canada may have brighter prospects in the short run. Risks remain however. Continued economic sluggishness may diminish Canada's fiscal resolve and bring about a call for tax cuts. Due to the high level of outstanding debt in the public sector, it will be difficult for Canada to maintain advances made in its competitiveness over the long run. Another significant problem faced by the Canadian economy is the ongoing uncertainty caused by the separatist movement in Quebec, Canada's second largest and second most populous province. After a very narrow defeat in the October 1995 referendum campaign, Quebec's separatist government vowed to hold another referendum within a year of its reelection. The next provincial election in Quebec must take place by summer 1999.

           CANADIAN REAL GDP ANNUAL RATE OF GROWTH (ANNUAL % CHANGE)


                            1996     1.5
                            1995     2.3
                            1994     4.1
                            1993     2.2
                            1992     0.8
                            1991    -1.8

Source: World Economic Outlook, May 1997 (International Monetary Fund)

Mexico

         Mexico. During the 1980's, Mexico pursued policies designed to reform the economy and promote sustained growth. These policies included fiscal discipline, tax reform, opening the economy, deregulation and privatization. While successful in reducing inflation and raising growth, these policies resulted in a substantial budget deficit and an overvalued exchange rate by the end of 1994, which made the country unable to withstand the shocks that occurred in 1994. This resulted in the destabilization of the Mexican economy at the end of 1994. These shocks included a series of violent internal political events, a sharp turnaround in U.S. interest rate policy, beginning in February 1994, and a belated recognition by financial market participants of too-large growth in monetary aggregates and fiscal red ink. All combined to create a crisis of confidence on the part of foreign portfolio investors.

         In December 1994, a sharp and rapid devaluation of the peso ensued, engendering higher inflation and new concerns, both about Mexico's ability to repay its short-term obligations and the stability of the Mexican banking system. These concerns led to higher interest rates and an eventual refinancing of internal bank obligations or refunding debt issues in 1995. Also in 1995, the government amortized US$29 billion of short-term dollar-linked debt, of which two thirds was actually paid in dollars using longer-term funds borrowed from the International Monetary Fund and the U.S. Department of Treasury. U.S. Treasury obligations have since been repaid.

         In 1995-96, using a mix of tight monetary policy and tight fiscal discipline, the Mexican government endeavored to restore stability in Mexico's financial and foreign exchange markets, lower inflation rates, enhance international competitiveness, protect the solvency of the banking system and stimulate economic recovery and job creation. The government was successful on the whole, reducing inflation and the volatility of the exchange rate and reducing nominal interest rates. Mexico's overall operational fiscal balance budgets in 1995 and 1996 equaled .7% and -.8% of GDP, respectively. In 1996, there were significant declines in real and nominal interest rates.

         Mexico's GDP, which declined 6.2% in 1995, grew by 5.1% in 1996 and inflation totaled 27.7%, according to official estimates from Mexico's Ministry of Finance. Mexico's balance of payment's deficit was reduced from US$29.4 billion in 1994, to US$1.8 billion in 1996, all according to official government estimates. Also according to official estimates, economic growth has averaged 6.4% in the six quarters since 1996, suggesting that sustainable recovery is underway.

         According to official statistics, inflation, which reached a peak in April 1995 with the 8% growth in consumer prices, has averaged 1.6% in the twelve months ending with June 1997. The Mexican peso has remained relatively stable in 1997, despite the July 6, 1997 Congressional election losses by the governing party, the PRI. The 48-hour interbank Mexican peso equaled M$7.66 on December 31, 1996, and M$7.82 on July 31. Real interest rates have continued to decline in 1997.

                MEXICO REAL GDP RATE OF GROWTH (ANNUAL % CHANGE)


                             1996    5.1
                             1995   -6.2
                             1994    4.5
                             1993    2.0
                             1992    3.6
                             1991    4.2


Source:   World Economic Outlook, October 1996 (International Monetary Fund)

                                THE MSCI INDICES

IN GENERAL

         The Indices were founded in 1969 by Capital International S.A. as the first international performance benchmarks constructed to facilitate accurate comparison of world markets. Morgan Stanley acquired rights to the Indices in 1986. The MSCI Indices have covered the world's developed markets since 1969, and in 1988, MSCI commenced coverage of the emerging markets.

         Although local stock exchanges have traditionally calculated their own indices, these are generally not comparable with one another, due to differences in the representation of the local market, mathematical formulas, base dates and methods of adjusting for capital changes. MSCI applies the same criteria and calculation methodology across all markets for all indices, developed and emerging.

         MSCI Indices are notable for the depth and breadth of their coverage. MSCI generally seeks to have 60% of the capitalization of a country's stock market reflected in the MSCI Index for such country. Thus, the MSCI Indices balance the inclusiveness of an "all share" index against the replicability of a "blue chip" index.

WEIGHTING

         All single-country MSCI Indices are market capitalization weighted, i.e., companies are included in the indices at their full market value (total number of shares issued and paid up, multiplied by price). MSCI believes full market capitalization weighting is preferable to other weighting schemes for both theoretical and practical reasons.

         MSCI calculates two indices in some countries in order to address the issue of restrictions on foreign ownership in such countries. The additional indices are called "free" indices, and they exclude companies and share classes not purchasable by foreigners. Free indices are currently calculated for China, Indonesia, Malaysia, Mexico, the Philippines, Singapore and Thailand, and for those regional and international indices which include such markets.

         Indonesia, Malaysia, Singapore and Thailand currently impose foreign ownership limits on domestic stock, and when the foreign ownership limit is reached, foreigners may only trade with other foreigners, frequently at a price that is higher than the price available to domestic investors. The Free Indices for such countries are designed to reflect the actual investment conditions for international investors by using the foreign prices for stocks where relevant. The Free Indices for Indonesia, Malaysia, Singapore and Thailand will use foreign prices only when a foreign ownership limit is reached on a constituent stock and a determination is made that there is sufficient long-term liquidity at the foreign price. To compensate for the distorting inflation of a company's weight that may occur as a result of using the higher foreign prices for its shares, a compensating factor called a Free Market Capitalization Factor ("FMCF") may be applied to the total number of shares of a "foreign priced" constituent stock in the respective Index. A FMCF is the approximate ratio of domestic price to foreign price and is applied in an effort to align the free market capitalization weight with the domestic market capitalization weight.

         Regional Weights. Market capitalization weighting, combined with a consistent target of 60% of market capitalization, helps ensure that each country's weight in regional and international indices approximates its weight in the total universe of developing and emerging markets. Maintaining consistent policy among MSCI developed and emerging market indices is also critical to the calculation of certain combined developed and emerging market indices published by

MSCI.

SELECTION CRITERIA

         The Universe of Securities. The constituents of a country index are selected from the full range of securities available in the market, excluding issues which are either small or highly illiquid. Non-domiciled companies and investment trusts are also excluded from consideration. After the index constituents are chosen, they are reclassified using MSCI's schema of 38 industries and 8 economic sectors in order to facilitate cross-country comparisons.

         The Optimization Process. The process of choosing index constituents from the universe of available securities is consistent among indices. Determining the constituents of an index is an optimization process which involves maximizing float and liquidity, reflecting accurately the market's size and industry profiles and minimizing cross-ownership. The optimization variables and their targets are:

    Market Coverage              Target 60% of market
    Industry Representation      Mirror the Local Market
    Liquidity                    Maximize
    Float                        Maximize
    Cross-Ownership              Avoid/Minimize
    Size                         Sample with Size Characteristics of Universe

         Coverage. To reflect accurately country-wide performance as well as the performance of industry groups, MSCI aims to capture 60% of total market capitalization at both the country and industry level. To reflect local market performance, an index should contain a percentage of the market's overall capitalization sufficient to achieve a high level of tracking. The greater the coverage, however, the greater the risk of including securities which are illiquid or have restricted float. MSCI's 60% coverage target reflects a balance of these considerations.

         Industry Representation. Within the overall target of 60% market coverage, MSCI aims to capture 60% of the capitalization of each industry group, as defined by local practice. MSCI believes this target assures that the index reflects the industry characteristics of the overall market and permits the construction of accurate industry indices.

         MSCI may exceed the 60% of market capitalization target in the index for a particular country because, e.g., one or two large companies dominate an industry. Similarly, MSCI may underweight an industry in an index if, e.g., the companies in such industry lack good liquidity and float, or because of extensive cross-ownership.

         Liquidity. Liquidity is measured by trading value, as reported by the local exchanges. Trading value is monitored over time in order to determine "normal" levels exclusive of short-term peaks and troughs. A stock's liquidity is significant not only in absolute terms (i.e., a determination of the market's most actively traded stocks), but also relative to its market capitalization and to average liquidity for the country as a whole.

         Float. Float, or the percentage of shares freely tradeable, is one measure of potential short-term supply. Low float raises the risk of insufficient liquidity. MSCI monitors float for every security in its coverage, and low float may exclude a stock from consideration. However, float can be difficult to determine. In some markets good sources are generally not available. In other markets, information on smaller and less prominent issues can be subject to error and time lags. Government ownership and cross-ownership positions can change over time, and are not always made public. Float also tends to be defined differently depending on the source. MSCI seeks to maximize float. As with liquidity, float is an important determinant, but not a hard-and-fast screen for inclusion of a stock in, or exclusion of a stock from, a particular index.


         Cross-ownership. Cross-ownership occurs when one company has an ownership position in another. In situations where cross-ownership is substantial, including both companies in an index may skew industry weights, distort country-level valuations and over-represent buyable opportunities. An integral part of MSCI's country research is identifying cross-ownerships in order to avoid or minimize them. Cross-ownership cannot always be avoided, especially in markets where it is prevalent. When MSCI makes exceptions, it strives to select situations where the constituents operate in different economic sectors, or where the subsidiary company makes only a minor contribution to the parent company's results.

         Size. MSCI attempts to meet its 60% coverage target by including a representative sample of large, medium and small capitalization stocks, in order to capture the sometimes disparate performance of these sectors. In the emerging markets, the liquidity of smaller issues can be a constraint. At the same time, properly representing the lower capitalization end of the market risks overwhelming the index with names. Within these constraints, MSCI strives to include smaller capitalization stocks, provided they exhibit sufficient liquidity.

CALCULATION METHODOLOGY

         All MSCI Indices are calculated daily using Laspeyres' concept of a weighted arithmetic average together with the concept of "chain-linking," a classical method of calculating stock market indices. The Laspeyres method weights stocks in an index by their beginning-of-period market capitalization. Share prices are "swept clean" daily and adjusted for any rights issues, stock dividends or splits. Most MSCI Indices are currently calculated in local currency and in U.S. dollars, without dividends, with gross dividends reinvested and with net dividends reinvested. With the exception of the Mexico
(Free) WEBS Index Series, the Fund's WEBS Index Series utilize MSCI Indices calculated with net dividends reinvested. "Net dividends" means dividends after reduction for taxes withheld at source at the rate applicable to holders of the underlying stock that are resident in Luxembourg. With respect to the Australia, Austria and Germany WEBS Index Series, such withholding rate currently differs from that applicable to United States residents. So-called "un-franked" dividends from Australian companies are withheld at a 30% rate to Luxembourg residents and a 15% rate to the Australia WEBS Index Series (there is no difference in the treatment of "franked" dividends). Austrian companies impose a 15% dividend withholding on Luxembourg residents and an 11% rate on the Austria WEBS Index Series. German companies impose a 15% dividend withholding on Luxembourg residents and a 10% rate on the German WEBS Index Series. The Mexico (Free) WEBS Index Series' benchmark Index, the MSCI Mexico
(Free) Index, reflects the reinvestment of gross dividends. "Gross dividends" means dividends before reduction for taxes withheld at source.

DIVIDEND TREATMENT

         In respect of developed markets, MSCI Indices with dividends reinvested constitute an estimate of total return arrived at by reinvesting one twelfth of the year end yield at every month end.

         In respect of emerging markets, MSCI has constructed its indices with dividends reinvested as follows:

         - In the period between the ex date and the date of dividend reinvestment, a dividend receivable is a component of the index return.

         -        Dividends are deemed received on the payment date.

         - To determine the payment date, a fixed time lag is assumed to exist between the ex date and the payment date. This time lag varies by country, and is determined in accordance with general practice within that market.

         - Reinvestment of dividends occurs at the end of the month in which the payment date falls.

PRICE AND EXCHANGE RATES

         Prices. Prices used to calculate the MSCI Indices are the official exchange closing prices. All prices are taken from the dominant exchange in each market. In countries where there are foreign ownership limits, MSCI uses the price quoted on the official exchange, regardless of whether the limit has been reached.

         Exchange Rates. MSCI uses WM/Reuters Closing Spot Rates for all developed and emerging markets except those in Latin America. The WM/Reuters Closing Spot Rates were established by a committee of investment managers and data providers, including MSCI, whose object was to standardize exchange rates used by the investment community. Exchange rates are taken daily at 4 p.m. London time by the WM Company and are sourced whenever possible from multi-contributor quotes on Reuters. Representative rates are selected for each currency based on a number of "snapshots" of the latest contributed quotations taken from the Reuters service at short intervals around 4 PM. WM/Reuters provides closing bid and offer rates. MSCI uses these to calculate the mid-point to 5 decimal places.


         MSCI continues to monitor exchange rates independently and may, under exceptional circumstances, elect to use an alternative exchange rate if the WM/Reuters rate is believed not to be representative for a given currency on a particular day. Because of the high volatility of currencies in some Latin American countries, MSCI continues to use its own timing and sources for these markets. The exchange rate for the MSCI Mexico (Free) Index is that prevailing as of 3:00 p.m. New York City time.

CHANGES TO THE INDICES

         In changing the constituents of the indices, MSCI attempts to balance representativeness versus undue turnover. An index must represent the current state of an evolving marketplace, yet at the same time minimize turnover, which is costly as well as inconvenient for managers.

         There are two broad categories of changes to the MSCI Indices. The first consists of market-driven changes such as mergers, acquisitions, bankruptcies, etc. These are announced and implemented as they occur. The second category consists of structural changes to reflect the evolution of a market, for example due to changes in industry composition or regulations. In the emerging markets, index restructurings generally take place every one year to eighteen months. Structural changes may occur only on four dates throughout the year: the first business day of March, June, September and December. They are preannounced at least two weeks in advance.

         Additions. Restructuring an index involves a balancing of additions and deletions. To maintain continuity and minimize turnover, MSCI is reluctant to delete index constituents, and its approach to additions is correspondingly stringent. As markets grow because of privatizations, investor interest, or the relaxation of regulations, index additions (with or without corresponding deletions) may be needed to bring industry representations up to the 60% target. Companies are considered not only based on their broad industry, but also based on their sub-sector, in order to achieve, if possible, a broader range of economic activity. Beyond industry representativeness, new constituents are selected based on the criteria discussed above, i.e. float, liquidity, cross-ownership, etc.

         New Issues. In general, new issues are not eligible for immediate inclusion in the MSCI Indices because their liquidity remains unproven. Usually, new issues undergo a "seasoning" period of one year to eighteen months between index restructurings until a trading pattern and volume are established. After that time, they are eligible for inclusion, subject to the criteria discussed above (industry representation, float, cross-ownership, etc.).


         In the emerging markets, however, it is not uncommon that a large new issue, usually a privatization, comes to market and substantially changes the country's industry profile. In exceptional circumstances, where the issue's size, visibility and investor interest assure high liquidity, and where excluding it would distort the characteristics of the market, MSCI may decide to include it immediately in the indices.

         In other cases, MSCI may decide not to include a large new issue even in the normal process of restructuring, and in spite of its substantial size and liquidity.

         Deletions. MSCI's primary concern when considering deletions is the continuity of the indices. Of secondary concern are the turnover costs associated with deletions. The indices must represent the full investment cycle, including bear as well as bull markets. Out-of-favor stocks may exhibit declining price, market capitalization or liquidity, and yet continue to be good representatives of their industry.

         Companies may be deleted because they have diversified away from their industry classification, because the industry has evolved in a different direction from the company's thrust, or because a better industry representative exists (either a new issue or an existing company). In addition, in order not to exceed the 60% target coverage of industries and countries, adding new index companies may entail corresponding deletions. Usually such deletions take place within the same industry, but there are occasional exceptions.

         Each of the MSCI Indices utilized as the benchmark for a WEBS Index Series of the Fund is calculated reflecting dividends reinvested. With the exception of the Mexico (Free) WEBS Index Series, the Fund's WEBS Index Series utilize MSCI Indices calculated with net dividends reinvested. MSCI refers to each of its Indices calculated reflecting net dividends reinvested as the "MSCI [relevant country] Index (with net dividends reinvested)."

THE MSCI AUSTRALIA INDEX

         On August 31, 1997, the MSCI Australia Index (with net dividends reinvested) (the "MSCI Australia") consisted of 55 stocks with an aggregate market capitalization of approximately AUD230.4 billion or US$169.2 billion. In percentage terms, the MSCI Australia represented approximately 54.9% of the total market capitalization of Australia on August 31, 1997.

         The ten largest constituents of the MSCI Australia and the respective approximate percentages of the MSCI Australia represented by such constituents as of August 31, 1997 were, in order:

         1    Broken Hill Prop Co....................................14.83%
         2    National Australia Bank................................12.13%
         3    Westpac Banking........................................ 6.10%
         4    News Corp.............................................. 5.34%
         5    Coca-Cola Amatil....................................... 5.08%
         6    News Corp Plvo......................................... 3.40%
         7    WMC.................................................... 3.38%
         8    Lend Lease............................................. 3.18%
         9    Coles Myer............................................. 3.15%
         10   Rio Tinto Ltd (Cra).................................... 2.87%

         As of August 31, 1997, the largest five constituents together comprised approximately 43.48 of the market capitalization of the MSCI Australia; the largest ten constituents comprised approximately 59.46% of the market capitalization of the MSCI Australia; and the largest 20 constituents comprised approximately 78.56% of the market capitalization of the MSCI Australia.

         The ten most highly represented industry sectors in the MSCI Australia, and the approximate percentages of the MSCI Australia represented thereby as of August 31, 1997 were:

         1.   Banking......................................................18.23%
         2.   Energy Sources...............................................16.98%
         3.   Metals - Non Ferrous......................................... 9.33%
         4.   Broadcasting  & Publishing................................... 8.74%
         5.   Beverages & Tobacco.......................................... 7.65%
         6.   Building Materials & Components.............................. 6.65%
         7.   Real Estate.................................................. 6.58%
         8.   Multi-Industry............................................... 3.81%
         9.   Merchandising................................................ 3.49%
         10.  Business & Public Services................................... 2.59%

Appendix A hereto contains a complete list of the securities in the MSCI Australia Index as of August 31, 1997.

THE MSCI AUSTRIA INDEX

         On August 31, 1997, the MSCI Austria Index (with net dividends reinvested) (the "MSCI Austria") consisted of 24 stocks with an aggregate market capitalization of approximately ATS298 billion or US$23.5 billion. In percentage terms, the MSCI Austria represented approximately 66.0% of the total market capitalization of Austria on August 31, 1997.

         The ten largest constituents of the MSCI Austria and the respective approximate percentages of the MSCI Austria represented by such constituents as of August 31, 1997 were, in order:

         1    OMV AG..................................................15.17%
         2    Bank Austria Stamm......................................12.17%
         3    Va Technologie..........................................11.70%
         4    Verbund Oesterr Elek A.................................. 8.91%
         5    Creditanstalt Stamm..................................... 7.49%
         6    Wienerberger Baustoff................................... 7.17%
         7    Ea-generali Stamm....................................... 7.01%
         8    Boehler-uddeholm........................................ 3.67%
         9    Flughafen Wien.......................................... 3.45%
         10   Creditanstalt Vorzug.................................... 3.27%

As of August 31, 1997, the largest five constituents together comprised approximately 55.44% of the market capitalization of the MSCI Austria; the largest ten constituents comprised approximately 80.01% of the market capitalization of the MSCI Austria; and the largest 20 constituents comprised approximately 91.91% of the market capitalization of the MSCI Austria.

         The ten most highly represented industry sectors in the MSCI Austria, and the approximate percentages of the MSCI Austria represented thereby as of August 31, 1997 were:

         1.   Banking..................................................26.26%
         2.   Energy Sources...........................................15.17%
         3.   Machinery & Engineering..................................14.15%
         4.   Utilities - Electrical & Gas............................. 8.91%
         5.   Insurance................................................ 7.32%
         6.   Building Materials & Components.......................... 7.17%
         7.   Misc. Materials & Commodities............................ 5.23%
         8.   Metals - Steel........................................... 3.67%
         9.   Business & Public Services............................... 3.45%
         10.  Transportation - Airlines................................ 2.61%

Appendix A hereto contains a complete list of the securities in the MSCI Austria Index as of August 31, 1997.

THE MSCI BELGIUM INDEX

         On August 31, 1997, the MSCI Belgium Index (with net dividends reinvested) (the "MSCI Belgium") consisted of 17 stocks with an aggregate market capitalization of approximately BEF2,637.7 billion or US$70.9 billion. In percentage terms, the MSCI Belgium represented approximately 56.0% of the total market capitalization of Belgium on August 31, 1997.

         On August 31, 1997, the ten largest constituents of the MSCI Belgium and the respective approximate percentages of the MSCI Belgium represented by such constituents as of August 31, 1997 were, in order:

         1    Electrabel...............................................15.14%
         2    Petrofina................................................11.79%
         3    Fortis Ag................................................11.56%
         4    Generale Banque.......................................... 8.73%
         5    Tractebel................................................ 7.83%
         6    Kredietbank.............................................. 6.95%
         7    Solvay................................................... 6.61%
         8    Royale Belge............................................. 6.22%
         9    Groupe Bruxelles Lambert ................................ 5.11%
         10   Barco.................................................... 3.39%

         As of August 31, 1997, the largest five constituents together comprised approximately 55.05% of the market capitalization of the MSCI Belgium; the largest ten constituents comprised approximately 83.33% of the market capitalization of the MSCI Belgium; and the largest 15 constituents comprised approximately 97.54% of the market capitalization of the MSCI Belgium.

         The ten most highly represented industry sectors in the MSCI Belgium, and the approximate percentages of the MSCI Belgium represented thereby as of August 31, 1997 were:

         1.   Utilities - Electrical & Gas............................... 22.97%
         2.   Insurance.................................................. 17.78%
         3.   Banking.................................................... 16.79%
         4.   Energy Sources............................................. 11.79%
         5.   Multi-Industry.............................................  8.38%
         6.   Chemicals..................................................  6.61%
         7.   Electronic Components, Instruments.........................  3.39%
         8.   Merchandising..............................................  3.35%
         9.   Metals - Non Ferrous.......................................  2.99%
         10.  Building Materials & Components............................  2.61%

Appendix A hereto contains a complete list of the securities in the MSCI Belgium Index as of August 31, 1997.

THE MSCI CANADA INDEX

         On August 31, 1997, the MSCI Canada Index (with net dividends reinvested) (the "MSCI Canada") consisted of 84 stocks with an aggregate market capitalization of approximately CAD424.8 billion or US$305.9 billion. In percentage terms, the MSCI Canada represented approximately 64.0% of the total market capitalization in Canada on August 31, 1997.

         The ten largest constituents of the MSCI Canada and the respective approximate percentages of the MSCI Canada represented by such constituents as of August 31, 1997 were, in order:

         1.   Northern Telecom............................................... 8.50%
         2.   BCE Inc ....................................................... 5.89%
         3.   Royal Bank of Canada........................................... 4.73%
         4.   Thomson Corp................................................... 4.51%
         5.   Seagram Co..................................................... 4.19%
         6.   Canadian Imperial Bank......................................... 3.49%
         7.   Bank Nova Scotia............................................... 3.44%
         8.   Canadian Pacific............................................... 3.30%
         9.   Bank Montreal.................................................. 3.25%
         10.  Imperial Oil................................................... 2.79%

         As of August 31, 1997, the largest five constituents together comprised approximately 27.82% of the market capitalization of the MSCI Canada; the largest ten constituents comprised approximately 44.09% of the market capitalization of the MSCI Canada; and the largest 20 constituents comprised approximately 63.93% of the market capitalization of the MSCI Canada.

         The ten most highly represented industry sectors in the MSCI Canada, and the approximate percentages of the MSCI Canada represented thereby as of August 31, 1997 were:

         1.   Banking......................................................  15.63%
         2.   Energy Sources...............................................  13.96%
         3.   Electrical & Electronics.....................................  11.04%
         4.   Metals - Non Ferrous.........................................   8.18%
         5.   Telecommunications...........................................   6.84%
         6.   Multi-Industry...............................................   6.31%
         7.   Broadcasting  & Publishing...................................   5.79%
         8.   Beverages & Tobacco..........................................   4.74%
         9.   Gold Mines...................................................   4.73%
         10.  Utilities - Electrical & Gas.................................   3.90%

Appendix A hereto contains a complete list of the securities in the MSCI Canada Index as of August 31, 1997.

THE MSCI FRANCE INDEX

         On August 31, 1997, the MSCI France Index (with net dividends reinvested) (the "MSCI France") consisted of 68 stocks with an aggregate market capitalization of approximately FRF2,468.4 billion or US$406.9 billion. In percentage terms, the MSCI France represented approximately 70.4% of the total market capitalization in France on August 31, 1997.

         The ten largest constituents of the MSCI France and the respective approximate percentages of the MSCI France represented by such constituents as of August 31, 1997 were, in order:

         1.   Elf Aquitaine................................................  7.46%
         2.   Loreal.......................................................  5.94%
         3.   Carrefour....................................................  5.70%
         4.   Total Sa.....................................................  5.62%
         5.   AXA-UAP......................................................  5.18%
         6.   Alcatel Alsthom..............................................  4.88%
         7.   LVMH.........................................................  4.48%
         8.   Generale Eaux (CIE)..........................................  3.68%
         9.   Suez Lyonnaise...............................................  3.11%
         10.  Rhone-Poulenc Ord A..........................................  3.02%

         As of August 31, 1997, the largest five constituents together comprised approximately 29.9% of the market capitalization of the MSCI France; the largest ten constituents comprised approximately 49.07% of the market capitalization of the MSCI France; and the largest 20 constituents comprised approximately 73.43% of the market capitalization of MSCI France.

         The ten most highly represented industry sectors in the MSCI France, and the approximate percentages of the MSCI France represented thereby as of August 31, 1997 were:

         1.   Energy Sources................................................. 13.08%
         2.   Health & Personal Care......................................... 12.03%
         3.   Merchandising.................................................. 11.28%
         4.   Business & Public Services.....................................  8.85%
         5.   Electrical & Electronics.......................................  8.50%
         6.   Banking........................................................  7.48%
         7.   Recreation, Other Consumer Goods...............................  5.79%
         8.   Insurance......................................................  5.18%
         9.   Building Materials & Components................................  4.51%
         10.  Food & Household Products......................................  3.68%

Appendix A hereto contains a complete list of the securities in the MSCI France Index as of August 31, 1997.

THE MSCI GERMANY INDEX

         On August 31, 1997, the MSCI Germany Index (with net dividends reinvested) (the "MSCI Germany") consisted of 67 stocks with an aggregate market capitalization of approximately DEM975.1 billion or US$541.7 billion. In percentage terms, the MSCI Germany represented approximately 77.3% of the total market capitalization in Germany on August 31, 1997.

         The ten largest constituents of the MSCI Germany and the respective approximate percentages of the MSCI Germany represented by such constituents as of August 31, 1997 were, in order:

         1.   Allianz.......................................................   9.39%
         2.   Deutsche Telekom..............................................   8.10%
         3.   Daimler-Benz..................................................   7.14%
         4.   Siemens Stamm.................................................   6.38%
         5.   Deutsche Bank.................................................   5.75%
         6.   Veba..........................................................   4.96%
         7.   Bayer.........................................................   4.93%
         8.   Muenchener Rueck Nam..........................................   4.38%
         9.   BASF..........................................................   3.92%
         10.  Volkswagen Stamm..............................................   3.69%

         As of August 31, 1997, the largest five constituents together comprised approximately 36.76% of the market capitalization of the MSCI Germany; the largest ten constituents comprised approximately 58.64% of the market capitalization of the MSCI Germany; and the largest 20 constituents comprised approximately 82.27% of the market capitalization of MSCI Germany.

         The ten most highly represented industry sectors in the MSCI Germany, and the approximate percentages of the MSCI Germany represented thereby as of August 31, 1997 were:

         1.   Insurance...................................................  15.16%
         2.   Banking.....................................................  13.64%
         3.   Automobiles.................................................  11.69%
         4.   Utilities - Electrical & Gas................................  11.37%
         5.   Telecommunications..........................................  11.26%
         6.   Chemicals...................................................   8.86%
         7.   Electrical & Electronics....................................   6.38%
         8.   Business & Public Services..................................   4.34%
         9.   Health & Personal Care......................................   3.08%
         10.  Merchandising...............................................   2.80%

Appendix A hereto contains a complete list of the securities in the MSCI Germany Index as of August 31, 1997.

THE MSCI HONG KONG INDEX

         On August 31, 1997, the MSCI Hong Kong Index (with net dividends reinvested) (the "MSCI Hong Kong") consisted of 35 stocks with an aggregate market capitalization of approximately HKD1,723.2 billion or US$222.4 billion. In percentage terms, the MSCI Hong Kong represented approximately 52.6% of the total market capitalization in Hong Kong on August 31, 1997.

         The ten largest constituents of the MSCI Hong Kong and the respective approximate percentages of the MSCI Hong Kong represented by such constituents as of August 31, 1997 were, in order:

         1.   Hutchison Whampoa.............................................. 14.50%
         2.   Sun Hung Kai Properties........................................ 12.20%
         3.   Hongkong Telecom............................................... 11.06%
         4.   Cheung Kong Holdings........................................... 10.93%
         5.   Hang Seng Bank................................................. 10.48%
         6.   Swire Pacific A................................................  5.42%
         7.   New World Development..........................................  5.33%
         8.   China Light & Power Co.........................................  5.18%
         9.   Wharf Holdings.................................................  3.75%
         10.  Hongkong China Gas.............................................  3.05%

         As of August 31, 1997, the largest five constituents together comprised approximately 59.17% of the market capitalization of the MSCI Hong Kong; the largest ten constituents comprised approximately 81.9% of the market capitalization of the MSCI Hong Kong; and the largest 20 constituents comprised approximately 94.28% of the market capitalization of MSCI Hong Kong.

         The ten most highly represented industry sectors in the MSCI Hong Kong, and the approximate percentages of the MSCI Hong Kong represented thereby as of August 31, 1997 were:

         1.   Real Estate.....................................................   37.49%
         2.   Multi-Industry..................................................   21.09%
         3.   Banking.........................................................   13.26%
         4.   Telecommunications..............................................   11.06%
         5.   Utilities - Electrical & Gas....................................   8.23%
         6.   Transportation - Airlines.......................................   2.52%
         7.   Leisure & Tourism...............................................   1.87%
         8.   Broadcasting  & Publishing......................................   1.52%
         9.   Merchandising...................................................   0.68%
         10.  Financial Services..............................................   0.53%

Appendix A hereto contains a complete list of the securities in the MSCI Hong Kong Index as of August 31, 1997.

THE MSCI ITALY INDEX

         On August 31, 1997, the MSCI Italy Index (with net dividends reinvested) (the "MSCI Italy") consisted of 55 stocks with an aggregate market capitalization of approximately ITL353,537.2 billion or US$200.8 billion. In percentage terms, the MSCI Italy represented approximately 70.6% of the total market capitalization of Italy on August 31, 1997.

         The ten largest constituents of the MSCI Italy and the respective approximate percentages of the MSCI Italy represented by such constituents as of August 31, 1997 were, in order:

         1.   ENI............................................................  22.10%
         2.   Tim Ord........................................................  11.19%
         3.   Telecom Italia Ord.............................................  10.76%
         4.   Assicurazioni Generali.........................................  9.28%
         5.   Fiat Ord.......................................................  5.63%
         6.   INA............................................................  2.91%
         7.   San Paolo Di Torino Ord........................................  2.82%
         8.   Imi Istituto Mobilia...........................................  2.77%
         9.   Mediaset.......................................................  2.57%
         10.  Credito Italiano Ord...........................................  2.30%

         As of August 31, 1997, the largest five constituents together comprised approximately 58.96% of the market capitalization of the MSCI Italy; the largest ten constituents comprised approximately 72.33% of the market capitalization of the MSCI Italy; and the largest 20 constituents comprised approximately 88.07% of the market capitalization of MSCI Italy.

         The ten most highly represented industry sectors in the MSCI Italy, and the approximate percentages of the MSCI Italy represented thereby as of August 31, 1997 were:

         1.   Telecommunications......................................... 24.86%
         2.   Energy Sources............................................. 22.10%
         3.   Insurance.................................................. 14.70%
         4.   Banking.................................................... 14.04%
         5.   Automobiles................................................  7.09%
         6.   Broadcasting  & Publishing.................................  2.95%
         7.   Utilities - Electrical & Gas...............................  2.53%
         8.   Industrial Components......................................  2.28%
         9.   Multi-Industry.............................................  2.04%
         10.  Textiles & Apparel.........................................  1.66%

Appendix A hereto contains a complete list of the securities constituting the MSCI Italy Index as of August 31, 1997.

THE MSCI JAPAN INDEX

         On August 31, 1997 the MSCI Japan Index (with net dividends reinvested) (the "MSCI Japan") consisted of 310 stocks with an aggregate market capitalization of approximately JPY227,992.1 billion or US$1,895.4 billion. In percentage terms, the MSCI Japan represented approximately 65.2% of the total market capitalization in Japan on August 31, 1997.

         The ten largest constituents of the MSCI Japan and the respective approximate percentages of the MSCI Japan represented by such constituents as of August 31, 1997 were, in order:

         1.   NTT Corp.....................................................    6.31%
         2.   Toyota Motor Corp............................................    5.25%
         3.   Bank Tokyo-Mitsubishi........................................    4.48%
         4.   Sumitomo Bank................................................    2.45%
         5.   Matsushita Elect Ind'l.......................................    2.06%
         6.   Fuji Bank....................................................    1.87%
         7.   Industrial Bank of Japan.....................................    1.85%
         8.   Sony Corp....................................................    1.79%
         9.   Hitachi......................................................    1.63%
         10.  Honda Motor Co...............................................    1.59%

         As of August 31, 1997, the largest five constituents together comprised approximately 20.55% of the market capitalization of the MSCI Japan; the largest ten constituents comprised approximately 29.28% of the market capitalization of the MSCI Japan; and the largest 20 constituents comprised approximately 41.18% of the market capitalization of the MSCI Japan.

         The ten most highly represented industry sectors in the MSCI Japan, and the approximate percentages of the MSCI Japan represented thereby as of August 31, 1997 were:

         1.   Banking.....................................................  17.17%
         2.   Automobiles.................................................   7.69%
         3.   Telecommunications..........................................   6.31%
         4.   Appliances & Household Durables.............................   5.12%
         5.   Health & Personal Care......................................   4.63%
         6.   Machinery & Engineering.....................................   4.22%
         7.   Electronic Components, Instruments..........................   4.11%
         8.   Industrial Components.......................................   3.75%
         9.   Chemicals...................................................   3.70%
         10.  Merchandising...............................................   3.53%

Appendix A hereto contains a complete list of the securities constituting the MSCI Japan Index as of August 31, 1997.

THE MSCI MALAYSIA (FREE) INDEX

         On August 31, 1997, the MSCI Malaysia (Free) Index (with net dividends reinvested) (the "MSCI Malaysia (Free)") consisted of 76 stocks with an aggregate market capitalization of approximately MYR250.6 billion or US$85.9 billion. In percentage terms, the MSCI Malaysia (Free) represented approximately 52.9% of the total market capitalization of Malaysia on August 31, 1997.

         The ten largest constituents of the MSCI Malaysia (Free) and the respective approximate percentages of the MSCI Malaysia (Free) represented by such constituents as of August 31, 1997 were, in order:

         1.   Tenaga Nasional............................................. 10.76%
         2.   Telekom Malaysia............................................ 10.65%
         3.   Malayan Banking.............................................  8.85%
         4.   Sime Darby..................................................  6.40%
         5.   United Engineers (Mal)......................................  3.76%
         6.   RHB Capital (DCB Hldgs).....................................  3.33%
         7.   Rothmans Pall Mall (Mal)....................................  2.68%
         8.   Resorts World...............................................  2.44%
         9.   Malaysia Int'l Shipping.....................................  2.39%
         10.  Proton......................................................  1.84%

         As of August 31, 1997, the largest five constituents together comprised approximately 40.42% of the market capitalization of the MSCI Malaysia (Free); the largest ten constituents comprised approximately 53.1% of the market capitalization of the MSCI Malaysia (Free) and the largest 20 constituents comprised approximately 68.78% of the market capitalization of the MSCI Malaysia (Free).

         The ten most highly represented industry sectors in the MSCI Malaysia
(Free), and the approximate percentages of the MSCI Malaysia (Free) represented thereby as of August 31, 1997 were:

        1.    Banking......................................................  15.12%
        2.    Multi-Industry...............................................  13.88%
        3.    Telecommunications...........................................  11.39%
        4.    Utilities - Electrical & Gas.................................  10.76%
        5.    Misc. Materials & Commodities................................   6.88%
        6.    Leisure & Tourism............................................   5.76%
        7.    Financial Services...........................................   4.73%
        8.    Automobiles..................................................   4.46%
        9.    Beverages & Tobacco..........................................   3.78%
       10.    Real Estate..................................................   3.49%

             Appendix A hereto contains a complete list of the securities constituting the MSCI Malaysia (Free) Index as of August 31, 1997.

THE MSCI MEXICO (FREE) INDEX

         On August 31, 1997, the MSCI Mexico (Free) Index (with gross dividends reinvested) (the "MSCI Mexico (Free)") consisted of 40 stocks with an aggregate market capitalization of approximately MXN741.5 billion or US$95 billion. In percentage terms, the MSCI Mexico (Free) represented approximately 66.1% of the total market capitalization of Mexico on August 31, 1997.

         On August 31,1997, the ten largest constituents of the MSCI Mexico
(Free) and the respective approximate percentages of the MSCI Mexico (Free) represented by such constituents as of August 31, 1997 were, in order:

        1.    Telmex Telefonos Mex L.....................................  14.50%
        2.    Grupo Modelo C.............................................   7.24%
        3.    Grupo Carso................................................   6.69%
        4.    Kimberly-Clark Mexico A....................................   6.48%
        5.    Telmex Telefonos Mex A.....................................   5.83%
        6.    Grupo Televisa CPO.........................................   5.34%
        7.    Alfa.......................................................   4.82%
        8.    Cifra B....................................................   4.81%
        9.    Fomento Economico Mex......................................   3.94%
       10.    Cemex A....................................................   2.92%

         As of August 31, 1997, the largest five constituents together comprised approximately 40.74% of the market capitalization of the MSCI Mexico
(Free); the largest ten constituents comprised approximately 62.57% of the market capitalization of the MSCI Mexico (Free); and the largest 20 constituents comprised approximately 85.57% of the market capitalization of the MSCI Mexico (Free).

         The ten most highly represented industry sectors in the MSCI Mexico
(Free), and the approximate percentages of the MSCI Mexico (Free) represented thereby as of August 31, 1997 were:

        1.    Telecommunications..........................................  20.33%
        2.    Beverages & Tobacco.........................................  14.74%
        3.    Multi-Industry..............................................  14.15%
        4.    Merchandising...............................................   9.28%
        5.    Building Materials & Components.............................   8.86%
        6.    Health & Personal Care......................................   6.48%
        7.    Broadcasting  & Publishing..................................   5.34%
        8.    Metals - Non Ferrous........................................   4.77%
        9.    Banking.....................................................   4.74%
       10.    Food & Household Products...................................   4.18%

         Appendix A hereto contains a complete list of the securities constituting the MSCI Mexico (Free) Index as of August 31, 1997.

THE MSCI NETHERLANDS INDEX

         On August 31, 1997, the MSCI Netherlands Index (with net dividends reinvested) (the "MSCI Netherlands") consisted of 22 stocks with an aggregate market capitalization of approximately NLG638.9 billion or US$315.3 billion. In percentage terms, the MSCI Netherlands represented approximately 70.1% of the total market capitalization of the Netherlands on August 31, 1997.

         The ten largest constituents of the MSCI Netherlands and the respective approximate percentages of the MSCI Netherlands represented by such constituents as of August 31, 1997 were, in order:

        1.    Royal Dutch Petroleum Co....................................  34.64%
        2.    ING Groep N.V...............................................  11.39%
        3.    Unilever NV Cert............................................  10.30%
        4.    ABN Amro Holding............................................   8.69%
        5.    Philips Electronics.........................................   8.01%
        6.    Kon. PTT Nederland..........................................   5.31%
        7.    Ahold.......................................................   4.06%
        8.    Akzo Nobel..................................................   3.51%
        9.    Elsevier....................................................   3.21%
       10.    Wolters kluwer..............................................   2.56%

         As of August 31, 1997, the largest five constituents together comprised approximately 73.03% of the market capitalization of the MSCI Netherlands; the largest ten constituents comprised approximately 91.68% of the market capitalization of the MSCI Netherlands; and the largest 20 constituents comprised approximately 99.58% of the market capitalization of MSCI Netherlands.

         The ten most highly represented industry sectors in the MSCI Netherlands, and the approximate percentages of the MSCI Netherlands represented thereby as of August 31, 1997 were:

        1.    Energy Sources................................................  34.64%
        2.    Financial Services............................................  11.39%
        3.    Food & Household Products.....................................  10.30%
        4.    Banking.......................................................   8.69%
        5.    Appliances & Household Durables...............................   8.01%
        6.    Broadcasting  & Publishing....................................   5.77%
        7.    Telecommunications............................................   5.31%
        8.    Merchandising.................................................   4.06%
        9.    Chemicals.....................................................   3.51%
       10.    Beverages & Tobacco...........................................   2.52%

Appendix A hereto contains a complete list of the securities in the MSCI Netherlands as of August 31, 1997.

THE MSCI SINGAPORE (FREE) INDEX

         The MSCI Singapore (Free) Index (with net dividends reinvested) (the "MSCI Singapore (Free)") is a "free" index in that it excludes companies and share classes that are not purchasable by foreigners. On August 31, 1997, the MSCI Singapore (Free) consisted of 37 stocks with an aggregate market capitalization of approximately SGD95.9 billion or US$63.4 billion. In percentage terms, the MSCI Singapore (Free) represented approximately 52.9% of the total market capitalization of Singapore on August 31, 1997

         The ten largest constituents of the MSCI Singapore (Free) and the respective approximate percentages of the MSCI Singapore (Free) represented by such constituents as of August 31, 1997 were in order:

        1.    Singapore Telecom..........................................  14.05%
        2.    OCBC Bank Fgn..............................................  10.43%
        3.    United Overseas Bank Fgn...................................  10.31%
        4.    Singapore Airlines Fgn.....................................  10.29%
        5.    Development Bk Sing Fgn....................................   8.08%
        6.    City Developments..........................................   7.90%
        7.    Keppel Corp................................................   4.28%
        8.    DBS Land...................................................   4.09%
        9.    Singapore Press Hldg Fgn...................................   4.04%
       10.    Creative Technology........................................   2.82%

         As of August 31, 1997, the largest five constituents together comprised approximately 53.16% of the market capitalization of the MSCI Singapore (Free); the largest ten constituents comprised approximately 76.29% of the market capitalization of the MSCI Singapore (Free); and the largest 20 constituents comprised approximately 91.27% of the market capitalization of the MSCI Singapore (Free).

         The ten most highly represented industry sectors in the MSCI Singapore
(Free), and the approximate percentages of the MSCI Singapore (Free) represented thereby as of August 31, 1997 were:

        1.    Banking..................................................... 28.81%
        2.    Real Estate................................................. 17.43%
        3.    Telecommunications.......................................... 14.05%
        4.    Transportation - Airlines................................... 10.29%
        5.    Multi-industry..............................................  7.68%
        6.    Broadcasting  & Publishing..................................  4.04%
        7.    Electronic Components, Instruments..........................  3.12%
        8.    Beverages & Tobacco.........................................  2.49%
        9.    Leisure & Tourism...........................................  2.36%
       10.    Automobiles.................................................  2.12%

Appendix A hereto contains a complete list of the securities in the MSCI Singapore (Free) as of August 31, 1997.

THE MSCI SPAIN INDEX

         On August 31, 1997, the MSCI Spain Index (with net dividends reinvested) (the "MSCI Spain") consisted of 31 stocks with an aggregate market capitalization of approximately ESP21,555.4 billion or US$141.8 billion. In percentage terms, the MSCI Spain represented approximately 70.1% of the total market capitalization of Spain on August 31, 1997.

         The ten largest constituents of the MSCI Spain and the respective approximate percentages of the MSCI Spain represented by such constituents as of August 31, 1997 were, in order:

         1.   Telefonica De Espana......................................... 17.22%
         2.   Endesa Empresa Nal Elec...................................... 14.81%
         3.   Banco Bilbao Vizcaya......................................... 12.57%
         4.   Banco Santander..............................................  9.42%
         5.   Repsol.......................................................  8.38%
         6.   Iberdrola....................................................  7.15%
         7.   Gas Natural SDG..............................................  4.74%
         8.   Argentaria Corp Bancaria.....................................  4.30%
         9.   Banco Central Hispano........................................  4.28%
         10.  Autopistas Cesa (Acesa)......................................  2.02%

         As of August 31, 1997, the largest five constituents together comprised approximately 62.4% of the market capitalization of the MSCI Spain; the largest ten constituents comprised approximately 84.89% of the market capitalization of the MSCI Spain; and the largest 20 constituents comprised approximately 96.34% of the market capitalization of MSCI Spain.

         The ten most highly represented industry sectors in the MSCI Spain and the approximate percentages of the MSCI Spain represented thereby as of August 31, 1997 were:

         1.   Banking........................................................ 30.57%
         2.   Utilities - Electrical & Gas................................... 28.38%
         3.   Telecommunications............................................. 17.22%
         4.   Energy Sources.................................................  8.38%
         5.   Business & Public Services.....................................  3.63%
         6.   Construction & Housing.........................................  2.03%
         7.   Real Estate....................................................  1.54%
         8.   Beverages & Tobacco............................................  1.47%
         9.   Metals - Steel.................................................  1.36%
         10.  Insurance......................................................  1.18%

Appendix A hereto contains a complete list of the securities in the MSCI Spain as of August 31, 1997.

THE MSCI SWEDEN INDEX

         On August 31, 1997, the MSCI Sweden Index (with net dividends reinvested) (the "MSCI Sweden") consisted of 29 stocks with an aggregate market capitalization of approximately SEK1,216.5 billion or US$154.9 billion. In percentage terms, the MSCI Sweden represented approximately 59.7% of the total market capitalization of Sweden on August 31, 1997.

         The ten largest constituents of the MSCI Sweden and the respective approximate percentages of the MSCI Sweden represented by such constituents as of August 31, 1997 were, in order:

         1.   Ericsson (LM) B.............................................  25.93%
         2.   Astra A.....................................................  13.80%
         3.   Abb AB A....................................................   6.29%
         4.   Hennes & Mauritz B..........................................   5.05%
         5.   Volvo B.....................................................   5.03%
         6.   Svenska Handelsbk A.........................................   4.31%
         7.   Skand.Enskilda Banken A.....................................   3.66%
         8.   Electrolux B................................................   3.37%
         9.   Astra B.....................................................   2.99%
         10.  Skanska B...................................................   2.92%

         As of August 31, 1997, the largest five constituents together comprised approximately 56.1% of the market capitalization of the MSCI Sweden; the largest ten constituents comprised approximately 73.35% of the market capitalization of the MSCI Sweden; and the largest 20 constituents comprised approximately 93.43% of the market capitalization of the MSCI Sweden.

         The ten most highly represented industry sectors in the MSCI Sweden, and the approximate percentages of the MSCI Sweden represented thereby as of August 31, 1997 were:

         1.   Electrical & Electronics.....................................  34.76%
         2.   Health & Personal Care.......................................  16.79%
         3.   Banking......................................................   8.37%
         4.   Automobiles..................................................   7.31%
         5.   Forest Products & Paper......................................   6.13%
         6.   Merchandising................................................   5.05%
         7.   Machinery & Engineering......................................   3.58%
         8.   Appliances & Household Durables..............................   3.37%
         9.   Construction & Housing.......................................   2.92%
         10.  Insurance....................................................   2.57%

Appendix A hereto contains a complete list of the securities in the MSCI Sweden as of August 31, 1997.

THE MSCI SWITZERLAND INDEX

         On August 31, 1997, the MSCI Switzerland Index (with net dividends reinvested) (the "MSCI Switzerland") consisted of 36 stocks with an aggregate market capitalization of approximately CHF567.2 billion or US$382.2 billion. In percentage terms, the MSCI Switzerland represented approximately 78.8% of the total market capitalization in Switzerland on August 31, 1997.

         The ten largest constituents of the MSCI Switzerland and the respective approximate percentages of the MSCI Switzerland represented by such constituents as of August 31, 1997 were, in order:

         1.   Novartis Namen...............................................  23.16%
         2.   Roche Holding Genuss.........................................  15.55%
         3.   Nestle.......................................................  12.00%
         4.   Roche Holding Inhaber........................................   6.33%
         5.   Credit Suisse................................................   6.15%
         6.   UBS INH (Schweiz Bankges)....................................   5.52%
         7.   Schweiz Rueckvers............................................   5.09%
         8.   Schweiz Bankverein...........................................   4.90%
         9.   Zuerich Versicherung.........................................   4.47%
         10.  ABB Ag Inhaber...............................................   3.13%

         As of August 31, 1997, the largest five constituents together comprised approximately 63.19% of the market capitalization of the MSCI Switzerland; the largest ten constituents comprised approximately 86.3% of the market capitalization of the MSCI Switzerland; and the largest 20 constituents comprised approximately 96.4% of the market capitalization of the MSCI Switzerland.

         The ten most highly represented industry sectors in the MSCI Switzerland, and the approximate percentages of the MSCI Switzerland represented thereby as of August 31, 1997 were:

         1.   Health & Personal Care.......................................  47.48%
         2.   Banking......................................................  17.72%
         3.   Food & Household Products....................................  12.00%
         4.   Insurance....................................................   9.56%
         5.   Electrical & Electronics.....................................   3.55%
         6.   Business & Public Services...................................   2.41%
         7.   Building Materials & Components..............................   1.75%
         8.   Multi-Industry...............................................   1.39%
         9.   Machinery & Engineering......................................   1.36%
         10.  Recreation, Other Consumer Goods.............................   1.05%

Appendix A hereto contains a complete list of the securities in the MSCI Switzerland as of August 31, 1997.

THE MSCI UNITED KINGDOM INDEX

         On August 31, 1997 , the MSCI United Kingdom Index (with net dividends reinvested) (the "MSCI UK") consisted of 132 stocks with an aggregate market capitalization of approximately GPB737.3 billion or US$1,195.8 billion. In percentage terms, the MSCI UK represented approximately 61.9% of the aggregate capitalization of the United Kingdom markets on August 31, 1997.

         The ten largest constituents of the MSCI UK and the respective approximate percentages of the MSCI UK represented by such constituents as of August 31, 1997 were, in order:

         1.   British Petroleum.............................................   6.68%
         2.   Glaxo Wellcome................................................   5.94%
         3.   Lloyds TSB Group..............................................   5.26%
         4.   HSBC Holdings (HKD 10)........................................   4.46%
         5.   Smithkline Beecham............................................   4.00%
         6.   British Telecom...............................................   3.44%
         7.   Barclays......................................................   2.92%
         8.   Zeneca Group..................................................   2.51%
         9.   HSBC Holdings (GBP 0.75)......................................   2.29%
         10.  Marks & Spencer...............................................   2.26%

         As of August 31, 1997, the largest five constituents together comprised approximately 26.34% of the market capitalization of the MSCI UK; the largest ten constituents comprised approximately 39.76% of the market capitalization of the MSCI UK; and the largest 20 constituents comprised approximately 56.16% of the market capitalization of MSCI UK.

         The ten most highly represented industry sectors in the MSCI UK, and the approximate percentages of the MSCI UK represented thereby as of August 31, 1997 were:

         1.   Banking....................................................... 15.60%
         2.   Health & Personal Care........................................ 12.45%
         3.   Merchandising.................................................  8.35%
         4.   Energy Sources................................................  7.32%
         5.   Telecommunications............................................  6.40%
         6.   Multi-Industry................................................  5.31%
         7.   Food & Household Products.....................................  4.70%
         8.   Utilities - Electrical & Gas..................................  4.69%
         9.   Insurance.....................................................  4.58%
         10.  Business & Public Services....................................  3.91%

Appendix A hereto contains a complete list of the securities in the MSCI UK as of August 31, 1997.

REGIONAL INDEX REPLICATIONS

         The MSCI single-country indices effectively serve as components of various MSCI regional and international (i.e., multi-country) indices. For example the MSCI EAFE Index -- covering European, Australasian and the Far Eastern markets -- is comprised of a weighted allocation of the MSCI Indices for Japan (29.7%), the United Kingdom (20.25%), Germany (9.04%), France (7.04%), Switzerland (6.70%), Netherlands (5.32%), Hong Kong (3.67%), Singapore (1.02%), Belgium (1.14%), Malaysia (1.27%), Australia (2.82%), Spain (2.53%),
Italy (3.67%), Sweden (2.73%), Denmark (1.01%), Finland (0.82%), Norway
(0.59%), New Zealand (0.35%), Austria (0.40%) and Ireland (0.37%). The
weightings shown parenthetically are based on the EAFE Index as of September 29, 1997.

         Investors may purchase WEBS of different WEBS Index Series of the Fund in various proportions for the purpose of achieving regional or international market exposure approximating that of certain of the MSCI regional and international indices. For example, assuming the estimated values per Creation Unit listed in the Fund's prospectus under the heading "Creation Units," an investor might approximate the representation and weighting of the MSCI EAFE Index by investing in the numbers of WEBS specified for the following 15 WEBS Index Series, in order to achieve the basket weightings listed below:

                                                      Number of             % of Value
              WEBS Index Series                         WEBS                of Basket
          --------------------------                  ----------            ----------

Japan                                                  246,700                30.23%
United Kingdom                                         117,300                20.90%
Germany                                                53,300                 9.33%
France                                                 45,200                 7.26%
Switzerland                                            46,300                 6.92%
Netherlands                                            23,600                 5.49%
Hong Kong                                              24,300                 3.78%
Australia                                              26,000                 2.91%
Malaysia (Free)                                        16,400                 1.31%
Italy                                                  19,400                 3.78%
Sweden                                                 13,600                 2.81%
Spain                                                  12,500                 2.61%
Singapore (Free)                                       11,900                 1.06%
Belgium                                                 7,200                 1.18%
Austria                                                 3,700                 0.41%

         The total cost of the above basket of WEBS, again using the values per Creation Unit in the Prospectus, would be $10,000,000. It should be noted that the WEBS basket set forth above does not include representation of five countries included in the MSCI EAFE Index, representing 96.86% of the value of such index on September 29, 1997.

                          EXCHANGE LISTING AND TRADING

         The WEBS of each WEBS Index Series have been listed for trading on the AMEX. The AMEX has approved modifications to its Rules to permit the listing of WEBS. The non-redeemable WEBS trade on the AMEX at prices that may differ to some degree from their net asset value. See "Special Considerations and Risks" and "Determining Net Asset Value". There can be no assurance that the requirements of the AMEX necessary to maintain the listing of WEBS of any Index Series will continue to be met. The AMEX may remove the WEBS of a WEBS Index Series from listing if (1) following the initial twelve-month period beginning upon the commencement of trading of a WEBS Index Series, there are fewer than 50 beneficial holders of the WEBS for 30 or more consecutive trading days, (2) the value of the underlying index or portfolio of securities on which such WEBS Index Series is based is no longer calculated or available or (3) such other event shall occur or condition exist that, in the opinion of the AMEX, makes further dealings on the AMEX inadvisable. In addition, the AMEX will remove the shares from listing and trading upon termination of the Fund.

         As in the case of other stocks traded on the AMEX, the brokers' commission on transactions will be based on negotiated commission rates at customary levels for retail customers and rates which range between $.015 to $.12 per share for institutions and high net worth individuals.

     In order to provide current WEBS pricing information, the AMEX disseminates through the facilities of the Consolidated Tape Association an updated "indicative optimized portfolio value" ("IOPV") for each WEBS Index Series as calculated by Bloomberg, L.P ("Bloomberg"). The Fund is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs, and makes no warranty as to the accuracy of the IOPVs. IOPVs are disseminated on a per WEBS Index Series basis every 15 seconds during regular AMEX trading hours of 9:30 a.m. to 4:00 p.m. New York time.

     The IOPV has an equity securities value component and a cash component. The equity securities values included in the IOPV are the values of the Deposit Securities for each WEBS Index Series. While the IOPV reflects the current market value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit of WEBS, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund for each WEBS Index Series at a particular point in time, because the current portfolio of a WEBS Index Series may include securities that are not a part of the current Deposit Securities. Therefore, the IOPV on a per WEBS Index Series basis disseminated during AMEX trading hours should not be viewed as a real time update of the net asset value per WEBS share of the Fund, which is calculated only once a day. It is possible that the value of the portfolio of securities held by the Fund for a particular WEBS Index Series may diverge from the applicable IOPV during any trading day. In such case, the IOPV would not precisely reflect the value of a WEBS Index Series' portfolio.

     The equity securities included in the IOPV reflect the same market capitalization weighting as the Deposit Securities of the particular WEBS Index Series. In addition to the equity component described in the preceding paragraph, the IOPV for each WEBS Index Series includes a cash component consisting of estimated accrued dividend and other income, less expenses. Each IOPV also reflects changes in currency exchange rates between the U.S. dollar and the applicable home foreign currency. For the WEBS Index Series of Australia, Japan, Malaysia (Free), Hong Kong and Singapore (Free), there is no overlap in trading hours between the foreign market and the AMEX. Therefore, for each of these WEBS Index Series, Bloomberg utilizes closing prices (in applicable foreign currency prices) in the foreign market for securities in the WEBS Index Series portfolio, and converts the price to U.S. dollars. This value is updated every 15 seconds during AMEX trading hours to reflect changes in currency exchange rates between the U.S. dollar and the applicable foreign currency. For WEBS Index Series which have trading hours overlapping regular AMEX trading hours, Bloomberg updates the applicable IOPV every 15 seconds to reflect price changes in the principal foreign market, and converts such prices into U.S. dollars based on the current currency exchange rate. When the foreign market is closed but the AMEX is open, the IOPV is updated every 15 seconds to reflect changes in currency exchange rates after the foreign market closes.


                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS OF THE FUND

              The Board has responsibility for the overall management and operations of the Fund, including general supervision of the duties performed by the Adviser and other service providers. The Board currently consists of five Directors. Nathan Most is an "interested" director, as defined in the 1940 Act, by reason of his position as President of the Fund.


                                                                                PRINCIPAL OCCUPATIONS
     NAME AND ADDRESS                  POSITION WITH THE FUND                   DURING PAST FIVE YEARS
---------------------------           -------------------------                 -----------------------
Nathan Most                           Director, President and            Senior Vice President (retired) (from
P.O. Box 193                          Chairman of the Board              1992 to 1996) and Vice President (from
Burlingame, CA 94011-0193                                                1980 to 1992) of the American Stock
Age 83                                                                   Exchange, Inc.; President and CEO
                                                                         (retired) (from 1982 to 1996) of AMEX
                                                                         Commodities Corporation.

John B. Carroll                       Director                           Vice President of Investment Management
Vice President, Investment                                               (since 1984) of GTE Corporation; Trustee
Management                                                               and Member of the Executive Committee
GTE Corporation                                                          (since 1991) of The Common Fund, a
One Stamford Forum                                                       non-profit organization; Member of the
Stamford, CT 06904                                                       Investment Committee (since 1988) of the
Age 62                                                                   TWA Pilots Annuity Trust Fund; Vice
                                                                         Chairman and Executive Committee Member
                                                                         (since 1992) of the Committee on
                                                                         Investment of Employee Benefit Assets of
                                                                         the Financial Executive Institute; and
                                                                         Member (since 1986) of the Pension
                                                                         Advisory Committee of the New York Stock
                                                                         Exchange.

Timothy A. Hultquist                  Director                           Advisory Director (since 1995) and
Advisory Director                                                        Managing Director (from 1985 to 1995) of
Morgan Stanley & Co.,                                                    Morgan Stanley & Co. Incorporated;
Incorporated                                                             Chairman (since 1994) and Trustee (since
1251 Avenue of the Americas                                              1985) of the Board of Trustees of
23rd Floor                                                               Macalester College; Trustee (since 1995)
New York, NY 10020                                                       of the Russell Sage Foundation; Member
Age 47                                                                   (since 1994) of Wilmer Eye Institute
                                                                         Advisory Counsel at Johns Hopkins
                                                                         University Hospital; President (since
                                                                         1992) of the Hultquist Foundation.

                                                                                   PRINCIPAL OCCUPATIONS
     NAME AND ADDRESS                  POSITION WITH THE FUND                      DURING PAST FIVE YEARS
---------------------------           -------------------------                    -----------------------
Lloyd N. Morrisett                    Director                           President (since 1969) of The John and
President                                                                Mary R. Markle Foundation; Member (since
The Markle Foundation                                                    1968) of the Council on Foreign
75 Rockefeller Plaza                                                     Relations; Member (since 1970) of the
Suite 1800                                                               American Association for the Advancement
New York, NY 10099                                                       of Science; Chairman (since 1970) of the
Age 67                                                                   Children's Television Workshop; Director
                                                                         (since 1976) of Haskins Laboratories,
                                                                         Inc.; Director (1990-January, 1997) of
                                                                         The Multimedia Corporation; Director
                                                                         (since 1992) of Classroom, Inc.;
                                                                         Director (since 1994) of Infonautics
                                                                         Corporation; Member of Board of
                                                                         Overseers (since 1995) of Dartmouth
                                                                         School of Medicine; Director (since
                                                                         1995) of Smith College-Center for the
                                                                         Study of Social and Political Change.
                                                                         Trustee (from 1973 to 1983, from 1985 to
                                                                         1995, and since 1996) of RAND.

W. Allen Reed                         Director                           President and CEO and Director (since
President                                                                1994) of General Motors Investment
General Motors Investment                                                Management Corporation; Vice President
Management Corp.                                                         and Treasurer (from 1991 to 1994) of
767 Fifth Avenue                                                         Hughes Electronics; President (from 1984
New York, NY 10153                                                       to 1991) of Hughes Investment Management
Age 50                                                                   Company; Director (since 1995) of
                                                                         Taubman Centers, Inc. (a real estate
                                                                         investment trust); Director (since 1992)
                                                                         of FLIR Systems (an imaging technology
                                                                         company); Director (since 1994) of
                                                                         General Motors Acceptance Corporation;
                                                                         Director (since 1994) of General Motors
                                                                         Insurance Corporation; Director (since
                                                                         1995) of Equity Fund of Latin America;
                                                                         Director (since 1995) of the
                                                                         Commonwealth Equity Fund; Member (since
                                                                         1994) of the Pension Managers Advisory
                                                                         Committee of the New York Stock
                                                                         Exchange; Member (since 1995) of the New
                                                                         York State Retirement System Advisory
                                                                         Board; Chairman (since 1995) of the
                                                                         Investment Advisory Committee of Howard
                                                                         Hughes Medical Institute.

                                                                                    PRINCIPAL OCCUPATIONS
     NAME AND ADDRESS                  POSITION WITH THE FUND                      DURING PAST FIVE YEARS
---------------------------           -------------------------                    -----------------------
Stephen M. Wynne                      Treasurer                          Chairman of PFPC Trustee & Custodial
Executive Vice President                                                 Services Ltd. (since 1995); Executive
PFPC Inc. 400 Bellevue Parkway                                           Vice President and Chief Accounting
Wilmington, DE 19809                                                     Officer (since 1993) and Senior Vice
Age 42                                                                   President and Chief Accounting Officer
                                                                         (from 1991 to 1993) of PFPC Inc.;
                                                                         Executive Vice President (from 1993 to
                                                                         1995) of PFPC International; Vice
                                                                         President and Chief Accounting Officer
                                                                         (since 1987) of PNC Institutional
                                                                         Management Corp.

R. Sheldon Johnson                    Secretary                          Managing Director, Global Equity
Managing Director                                                        Derivatives, Morgan Stanley & Co.
Morgan Stanley & Co.                                                     Incorporated (since 1988).
Incorporated
1585 Broadway
New York, NY 10036
Age 50

Stephen C. Beach                      Assistant Treasurer                Senior Vice President - Product and
Senior Vice President                                                    Client Development (since 1995) and
PFPC Inc.                                                                Managing Counsel (from 1990 to 1994) of
400 Bellevue Parkway                                                     PFPC Inc.
Wilmington, DE 19809
Age 44

JoAnne M. Bennick                     Assistant Treasurer                Vice President and Director of Quality
Vice President                                                           Assurance (since 1993) of PFPC Inc.;
PFPC Inc.                                                                Audit Manager (from 1990 to 1993) and
103 Bellevue Parkway                                                     Audit Associate (from 1985 to 1990) of
Wilmington, DE 19809                                                     Coopers & Lybrand.
Age 38

Gary M. Gardner                       Assistant Secretary                Chief Counsel (since 1994) of PFPC Inc.;
Chief Counsel                                                            Associate General Counsel (from 1992 to
PFPC Inc.                                                                1994) of The Boston Company, Inc.;
400 Bellevue Parkway                                                     General Counsel (from 1986 to 1992) of
Wilmington, DE 19809                                                     SunAmerica Asset Management Inc.
Age 46

Kathleen L. Thren                     Assistant Secretary                Counsel of PNC Bank, N.A. (since 1996);
Counsel                                                                  Attorney (from 1993 to 1996) of Drinker
PFPC Inc.                                                                Biddle & Reath; Attorney (from 1991 to
400 Bellevue Parkway                                                     1993) of L'Abbate & Balkan.
Wilmington, DE 19809
Age 32


---------

REMUNERATION OF DIRECTORS AND OFFICERS

     The following table sets forth the remuneration of Directors and officers of the Fund for the fiscal year ended August 31, 1997.


                                                          PENSION OR RETIREMENT     ESTIMATED ANNUAL   TOTAL COMPENSATION FROM
 NAME OF PERSON, POSITION     AGGREGATE COMPENSATION   BENEFITS ACCRUED AS PART OF    BENEFITS UPON      REGISTRANT AND FUND
                                 FROM REGISTRANT              FUND EXPENSES            RETIREMENT     COMPLEX PAID TO DIRECTORS
--------------------------------------------------------------------------------------------------------------------------------

Nathan Most, Director,               $40,000                      None                    None             $40,000
President and Chairman of the
Board

John B. Carroll, Director             $40,000                     None                   None           $40,000

Timothy A. Hultquist, Director        $40,000                     None                   None           $40,000

Lloyd N. Morrisett, Director          $40,000                     None                   None           $40,000

W. Allen Reed, Director               $40,000                     None                   None           $40,000

     No officer of the Fund is entitled to any compensation, and no officer or Director is entitled to any pension or retirement benefits, from the Fund.

INVESTMENT ADVISORY, MANAGEMENT, ADMINISTRATIVE AND DISTRIBUTION SERVICES

     The following information supplements and should be read in conjunction with the sections in the Prospectus entitled "Management of the Fund."

THE INVESTMENT ADVISER

     Barclays Global Fund Advisors (the "Adviser") acts as investment adviser to the Fund and, subject to the supervision of the Board, is responsible for the investment management of each WEBS Index Series. The Adviser is a California corporation indirectly owned by Barclays Bank PLC, and is registered as an investment adviser under the Investment Advisers Act of 1940. As of August 31, 1997, the Adviser and its parent, Barclays Global Investors, N.A., manage, administer or advise assets aggregating in excess of $483 billion as of August 31, 1997.

     The Adviser serves as investment adviser to each WEBS Index Series pursuant to an Investment Management Agreement (the "Management Agreement") between the Fund and the Adviser. Under the Management Agreement, the Adviser, subject to the supervision of the Fund's Board and in conformity with the stated investment policies of each WEBS Index Series, manages the investment of each WEBS Index Series' assets. The Adviser may enter into subadvisory agreements with additional investment advisers to act as subadvisers with respect to particular WEBS Index Series. The Adviser will pay subadvisers, if any, out of the fees received by the Adviser. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each WEBS Index Series. For its investment management services to each WEBS Index Series the Adviser is paid management fees equal to each WEBS Index Series' allocable portion of: .27% per annum of the aggregate net assets of the Fund less than or equal to $1.7 billion, plus .15% per annum of the aggregate net assets of the Fund between $1.7 billion and $7 billion, plus .12% per annum of the aggregate net assets of the Fund between $7 billion and $10 billion, plus .08% per annum of the aggregate net assets of the Fund in excess of $10 billion. The management fees are accrued daily and paid by the Fund as soon as practical after the last day of each calendar quarter. The Adviser may from time to time reimburse expenses to one or more WEBS Index Series. The Fund's management fees, like those paid by most index funds, are lower than those paid by many actively managed funds. One reason for the difference in fee levels is that passive management requires fewer investment, research and trading decisions, thereby justifying lower fees. Pursuant to the Management Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund, and the Fund has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties. The Management Agreement continues in effect for two years from its effective date, and thereafter is subject to annual approval by (1) the Fund's Board or (2) vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event the continuance also is approved by a majority of the Fund's Board who are not interested persons (as defined in the 1940 Act) of the Fund by vote cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority (as defined in the 1940
Act) of the Fund's outstanding voting securities. The Management Agreement is also terminable upon 60 days' notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

     For the period from commencement of operations (March 11, 1996) to August 31, 1996 and the fiscal year ended August 31, 1997, respectively, the Fund paid fees to the Adviser for its advisory service as follows: Australia WEBS Index Series $10,350 and $49,326; Austria WEBS Index Series $9,748 and $8,459; Belgium WEBS Index Series $2,045 and $38,995; Canada WEBS Index Series $13,800 and $59,093; France WEBS Index Series $14,503 and $35,574; Germany WEBS Index Series $16,309 and $49,546; Hong Kong WEBS Index Series $7,597 and $40,743; Italy WEBS Index Series $25,345 and $78,513; Japan WEBS Index Series $105,230 and $318,796; Malaysia (Free) WEBS Index Series $7,550 and $44,814; Mexico
(Free) WEBS Index Series $5,552 and $26,482; Netherlands WEBS Index Series $5,510 and $22,577; Singapore (Free) WEBS Index Series $8,578 and $34,141; Spain WEBS Index Series $6,162 and $14,044; Sweden WEBS Index Series $4,522 and $15,088; Switzerland WEBS Index Series $8,392 and $24,197; and United Kingdom WEBS Index Series $14,599 and $57,283.

THE ADMINISTRATOR

     PFPC Inc. (the "Administrator"), an indirect wholly owned subsidiary of PNC Bank Corp., acts as administration and accounting agent of the Fund pursuant to an Administration and Accounting Services Agreement with the Fund and is responsible for certain clerical, recordkeeping and bookkeeping services, except those to be performed by the Adviser, by Morgan Stanley Trust Company ("MSTC") in its capacity as Custodian, or by PNC Bank, N.A. ("PNC") in its capacity as Transfer Agent. The Administrator has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. The principal business address of the Administrator is 400 Bellevue Parkway, Wilmington, DE 19809.

     For the administrative and fund accounting services the Administrator provides to the Fund, PFPC is paid aggregate fees equal to each WEBS Index Series' allocable portion of: .22% per annum of the aggregate average daily net assets of the Fund up to $1.5 billion; plus .15% per annum of the aggregate average daily net assets of the Fund between $1.5 billion and $3 billion, plus
 .14% per annum of the aggregate average daily net assets of the Fund between $3 billion and $5 billion, plus .13% per annum of the aggregate average daily net assets of the Fund between $5 billion and $7.5 billion, plus .115% per annum of the aggregate average daily net assets of the Fund between $7.5 billion and $10 billion, plus .10% per annum of the aggregate average daily net assets of the Fund in excess of $10 billion. The Administrator pays Morgan Stanley Trust Company a fee of .05% of the average daily net assets of the Fund for sub-administration services as described under "Custodian, Lending Agent and Sub-Administrator" below. The current fee arrangements with the Administrator, and the sub-administration arrangements, became effective as of the date of this Statement of Additional Information. The Administrator may from time to time waive all or a portion of its fees or may reimburse expenses to one or more WEBS Index Series.

     If the Administrator is terminated within the first three years of the Fund's operations, except if removed (i) for failing to substantially perform to the satisfaction of the Board its material obligations under the Agreement or (ii) in order to comply with federal or state law, the Fund shall pay any reasonable costs of time and material associated with the deconversion. Pursuant to the Administration and Accounting Services Agreement, the Administrator is liable for damages arising of its failure to perform its duties due to willful misfeasance, bad faith, gross negligence or reckless disregard of such duties. The Fund will indemnify the Administrator for certain liabilities, including certain liabilities arising under federal securities laws, except for liabilities arising out of the Administrator's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

     For the period from commencement of operations to August 31, 1996 and for the fiscal year ended August 31, 1997, respectively, the Fund paid fees to the Administrator for its administrative services as follows: Australia WEBS Index Series $6,524 and $31,057; Austria WEBS Index Series $6,123 and $5,326; Belgium WEBS Index Series $1,289 and $24,552; Canada WEBS Index Series $8,682 and $37,207; France WEBS Index Series $9,081 and $22,398; Germany WEBS Index Series $10,284 and $31,196; Hong Kong WEBS Index Series $4,793 and $25,653; Italy WEBS Index Series $15,927 and $49,434; Japan WEBS Index Series $66,484 and $200,723; Malaysia (Free) WEBS Index Series $4,761 and $28,216; Mexico (Free) WEBS Index Series $3,503 and $16,674; Netherlands WEBS Index Series $3,475 and $14,215; Singapore (Free) WEBS Index Series $5,412; and $21,496; Spain WEBS Index Series $3,858 and $8,842; Sweden WEBS Index Series $2,878 and $9,500; Switzerland WEBS Index Series $5,251 and $15,235; and United Kingdom WEBS Index Series $9,200 and $36,067.

THE DISTRIBUTOR

     Funds Distributor, Inc. (the "Distributor") is the principal underwriter and distributor of WEBS. Its address is 60 State Street, Suite 1300, Boston, MA 02109, and investor information can be obtained by calling 1-800-810-WEBS(9327). The Distributor has entered into an agreement with the Fund which will continue for two years from its effective date, and which is renewable annually thereafter (the "Distribution Agreement"), pursuant to which it distributes Fund shares. WEBS will be continuously offered for sale by the Fund through the Distributor only in Creation Units, as described below under "Purchase and Issuance of WEBS in Creation Units." WEBS in less than Creation Units are not distributed by the Distributor. The Distributor also acts as agent for the Fund. The Distributor will deliver a prospectus to persons purchasing WEBS in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of the National Association of Securities Dealers, Inc. Funds Distributor, Inc., as Distributor, has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

     To compensate the Distributor for the distribution-related services it provides, and broker-dealers authorized by the Distributor for distribution services they provide, the Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Plan, for each WEBS Index Series the Distributor is entitled to receive a distribution fee, accrued daily and paid monthly, calculated with respect to each WEBS Index Series at a rate set from time to time by the Board of Directors, provided that the annual rate may not exceed .25% of the average daily net assets of such WEBS Index Series. The Board of Directors has determined to limit the annual fee payable under the Rule 12b-1 Plan with respect to each WEBS Index Series so as not to exceed .20% of the average daily net assets of each WEBS Index Series until further notice. From time to time the Distributor may waive all or a portion of these fees.

     The Plan is designed to enable the Distributor to be compensated by the Fund for distribution services provided by it with respect to each WEBS Index Series. Payments under the Plan are not tied exclusively to the distribution expenses actually incurred by the Distributor. The Board, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan ("Independent Directors"), evaluate the appropriateness of the Plan and its payment terms on a continuing basis and in doing so consider all relevant factors, including expenses borne by the Distributor in the current year and in prior years and amounts received under the Plan.

     Under its terms, the Plan remains in effect from year to year, provided such continuance is approved annually by vote of the Board, including a majority of the Independent Directors. The Plan may not be amended to increase materially the amount to be spent for the services provided by the Distributor without approval by the shareholders of the WEBS Index Series of the Fund to which the Plan applies, and all material amendments of the Plan also require Board approval. The Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors, or, with respect to any WEBS Index Series of the Fund, by a vote of a majority of the outstanding voting securities of such WEBS Index Series of the Fund (as such vote is defined in the 1940 Act). If a Plan is terminated (or not renewed) with respect to any one or more WEBS Index Series of the Fund, it may continue in effect with respect to any WEBS Index Series of the Fund as to which it has not been terminated (or has been renewed). Pursuant to the Distribution Agreement, the Distributor will provide the Board periodic reports of any amounts expended under the Plan and the purpose for which such expenditures were made.

     The Distributor may also enter into sales and investor services agreements with broker-dealers or other persons that are DTC Participants (as defined below) to provide distribution assistance, including broker-dealer and shareholder support and educational and promotional services. Under the terms of each sales and investor services agreement, the Distributor will pay such broker-dealers or other persons, out of Rule 12b-1 fees received from the WEBS Index Series, at the annual rate of .08 of 1% of the average daily net asset value of WEBS held through DTC for the account of such DTC Participant.

     For the period from commencement of operations to August 31, 1996 and for the fiscal year ended August 31, 1997, respectively, the Distributor received the following amounts pursuant to the Plan with respect to each WEBS Index
Series: Australia WEBS Index Series, $9,583 and $45,672; Austria WEBS Index Series, $9,026 and $7,833; Belgium WEBS Index Series, $1,894 and $36,106; Canada WEBS Index Series, $12,780 and $54,716; France WEBS Index Series, $13,429 and $32,938; Germany WEBS Index Series, $15,100 and $45,876; Hong Kong WEBS Index Series, $7,034 and $37,724; Italy WEBS Index Series, $23,467 and $72,698; Japan WEBS Index Series, $97,436 and $295,181; Malaysia (Free) WEBS Index Series, $6,990 and $41,495; Mexico (Free) WEBS Index Series, $5,141 and $24,521; Netherlands WEBS Index Series, $5,102 and $20,904; Singapore Index
(Free) WEBS Index Series, $7,943 and $31,612; Spain WEBS Index Series, $5,706 and $13,003; Sweden WEBS Index Series, $4,187 and $13,971; Switzerland WEBS Index Series, $7,770 and $22,405; and United Kingdom WEBS Index Series, $13,517 and $53,040.

     In the aggregate, the Distributor received $246,107 and $849,695 for the period from commencement of operations to August 31, 1996 and for the fiscal year ended August 31, 1997, respectively, from the WEBS Index Series pursuant to the Plan, retaining $19,689 and $67,976, respectively, and paying out the remainder to unaffiliated third parties. The retained amounts represent .02%, respectively, of the average daily net assets of the WEBS Index Series, which the Distributor receives for monitoring the purchase and redemption of Creation Units, as described below under the "Purchase and Issuance of WEBS in Creation Units" and "Redemption of WEBS in Creation Units." During the period from commencement of operations to August 31, 1996 and during the fiscal year ended August 31, 1997, the Distributor paid $184,746 and $494,970; $26,779 and
$342,394; and $14,893 and $35,841, respectively, for (1) postage and other expenses of distributing prospectuses, statements of additional information and other marketing materials, (2) advertising-related expenses and (3) compensation to broker-dealers for distribution assistance, respectively, which amounts were allocated to payments made under the Plan by each WEBS Index Series based on its average daily net assets for the period.

     The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, (i) by vote of a majority of the Directors who are not interested persons of the Fund (as defined under the 1940 Act) or
(ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the relevant WEBS Index Series, on at least 60 days' written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days' notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

THE CUSTODIAN, LENDING AGENT AND SUB-ADMINISTRATOR

     MSTC serves as the Custodian for the cash and portfolio securities of each WEBS Index Series of the Fund pursuant to a Custodian Agreement between MSTC and the Fund and as Lending Agent for each WEBS Index Series. As Lending Agent, MSTC causes the delivery of loaned securities from the Fund to borrowers, arranges for the return of loaned securities to the Fund at the termination of the loans, requests deposit of collateral, monitors daily the value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program. Commencing the date of this Statement of Additional Information, MSTC also provides certain sub-administrative services relating to the Fund pursuant to a Sub-Administration Agreement and receives a fee from the Administrator equal to
 .05% of the Fund's average daily net assets for providing such services. MSTC may from time to time reimburse expenses to one or more WEBS Index Series. MSTC, as Custodian, Lending Agent and Sub-Administrator has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. The principal business address of MSTC is One Pierrepont Plaza, Brooklyn, New York, 11201.

     For its custody services to each WEBS Index Series, MSTC will be paid per annum fees based on the aggregate net assets of the WEBS Index Series as follows: Australia WEBS Index Series (.10%); Austria WEBS Index Series (.10%); Belgium WEBS Index Series (.10%); Canada WEBS Index Series (.07%); France WEBS Index Series (.10%); Germany WEBS Index Series (.10%); Hong Kong WEBS Index Series (.12%); Italy WEBS Index Series (.09%); Japan WEBS Index Series (.06%); Malaysia (Free) WEBS Index Series (.12%); Mexico (Free) WEBS Index Series (.25%); Netherlands WEBS Index Series (.10%); Singapore (Free) WEBS Index Series (.10%); Spain WEBS Index Series (.10%); Sweden WEBS Index Series (.10%); Switzerland WEBS Index Series (.10%); and United Kingdom WEBS Index Series (.07%). As remuneration for its services in connection with lending portfolio securities of the WEBS Index Series, MSTC is paid by the Fund, in respect of each WEBS Index Series, 50% of the net investment income earned on the collateral for securities loaned.

TRANSFER AGENT

     PNC (the "Transfer Agent"), an indirect wholly owned subsidiary of PNC Bank Corp., provides transfer agency services pursuant to an agreement with the Fund. The Transfer Agent has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. The principal business address of the Transfer Agent is Broad and Chestnut Streets, Philadelphia, Pennsylvania 19110.

ADDITIONAL EXPENSES

     In addition to the fees described above, the Fund is responsible for expenses that include, among other things, organizational expenses (which were capitalized at the commencement of operations and are being amortized on the reverse sum of the years digits method), compensation of the Directors of the Fund, reimbursement of out-of-pocket expenses incurred by the Administrator, exchange listing fees, license fees, brokerage costs, legal and audit fees, and litigation and extraordinary expenses. For the use of the relevant MSCI Index, each WEBS Index Series pays a license fee to Morgan Stanley equal to .03% per annum of the aggregate net assets of the WEBS Index Series.

BROKERAGE TRANSACTIONS

     When selecting brokers and dealers to handle the purchase and sale of portfolio securities, the Adviser looks for prompt execution of the order at a favorable price. Generally, the Adviser works with recognized dealers in these securities, except when a better price and execution of the order can be obtained elsewhere. The Fund will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation. Since the investment objective of each WEBS Index Series is investment performance that corresponds to that of an index, the Adviser does not intend to select brokers and dealers for the purpose of receiving research services in addition to a favorable price and prompt execution either from that broker or an unaffiliated third party.

     Subject to allocating brokerage to receive a favorable price and prompt execution, the Adviser may select brokers who are willing to provide payments to third party service suppliers to a WEBS Index Series, to reduce expenses of the WEBS Index Series.

     The Adviser assumes general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Fund and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser, taking into account the sizes of such other investment companies and clients and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. However, in other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price. Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The portfolio turnover rate for each WEBS Index Series is expected to be under 50%. See "Implementation of Policies" in the Prospectus. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

BOOK ENTRY ONLY SYSTEM

     DTC acts as securities depositary for the WEBS. WEBS of each WEBS Index Series are represented by global securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Except as provided below, certificates will not be issued for WEBS.

     DTC has advised the Fund as follows: it is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange, Inc., the AMEX and the National Association of Securities Dealers, Inc. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants"). DTC agrees with and represents to its Participants that it will administer its book-entry system in accordance with its rules and by-laws and requirements of law.

     Beneficial ownership of WEBS is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in WEBS (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of WEBS. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in WEBS.

     Beneficial Owners of WEBS are not entitled to have WEBS registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of WEBS. The Fund understands that under existing industry practice, in the event the Fund requests any action of holders of WEBS, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding WEBS, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial Owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial Owners owning through them. As described above, the Fund recognizes DTC or its nominee as the owner of all WEBS for all purposes. Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Fund and DTC, DTC is required to make available to the Fund upon request and for a fee to be charged to the Fund a listing of the WEBS holdings of each DTC Participant. The Fund shall inquire of each such DTC Participant as to the number of Beneficial Owners holding WEBS, directly or indirectly, through such DTC Participant. The Fund shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Fund shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

     WEBS distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all WEBS. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in WEBS as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of WEBS held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants. The Fund has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such WEBS, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

     DTC may determine to discontinue providing its service with respect to WEBS at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of WEBS, unless the Fund makes other arrangements with respect thereto satisfactory to the AMEX (or such other exchange on which WEBS may be listed).

PURCHASE AND ISSUANCE OF WEBS IN CREATION UNITS

     The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Purchase and Issuance of WEBS in Creation Units."

GENERAL

     The Fund issues and sells WEBS only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at their net asset value next determined after receipt, on any Business Day (as defined herein), of an order in proper form.

     A "Business Day" with respect to each WEBS Index Series is any day on which (i) the New York Stock Exchange ("NYSE") and (ii) the stock exchange(s) and Fund subcustodian(s) relevant to such WEBS Index Series are open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year's Day, President's Day (Washington's Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The stock exchange and/or subcustodian holidays relevant to each WEBS Index Series are set forth in Appendix B to this Statement of Additional Information.

PORTFOLIO DEPOSIT

     The consideration for purchase of a Creation Unit of WEBS of a WEBS Index Series generally consists of the in-kind deposit of a designated portfolio of equity securities (the "Deposit Securities") constituting an optimized representation of the WEBS Index Series' benchmark foreign securities index and an amount of cash computed as described below (the "Cash Component"). Together, the Deposit Securities and the Cash Component constitute the "Portfolio Deposit," which represents the minimum initial and subsequent investment amount for shares of any WEBS Index Series of the Fund. The Cash Component is an amount equal to the Dividend Equivalent Payment (as defined below), plus or minus, as the case may be, a Balancing Amount (as defined below). The "Dividend Equivalent Payment" enables the Fund to make a complete distribution of dividends on the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the Portfolio Securities with ex-dividend dates within the accumulation period for such distribution (the "Accumulation Period"), net of expenses and liabilities for such period, as if all of the Portfolio Securities had been held by the Fund for the entire Accumulation Period. The "Balancing Amount" is an amount equal to the difference between (x) the net asset value (per Creation Unit) of the WEBS Index Series and (y) the sum of (i) the Dividend Equivalent Payment and (ii) the market value (per Creation Unit) of the securities deposited with the Fund (the sum of (i) and (ii) is referred to as the "Deposit Amount"). The Balancing Amount serves the function of compensating for any differences between the net asset value per Creation Unit and the Deposit Amount.

     The Adviser makes available through the Distributor on each Business Day, immediately prior to the opening of business on the AMEX (currently 9:30 a.m., New York time), the list of the names and the required number of shares of each Deposit Security to be included in the current Portfolio Deposit (based on information at the end of the previous Business Day) for each WEBS Index Series. Such Portfolio Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of WEBS of a given WEBS Index Series until such time as the next-announced Portfolio Deposit composition is made available.

     The identity and number of shares of the Deposit Securities required for a Portfolio Deposit for each WEBS Index Series changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the WEBS Index Series. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities constituting the relevant securities index. In addition, the Fund reserves the right to permit or require the substitution of an amount of cash (i.e., a "cash in lieu" amount) to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or for other similar reasons. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Portfolio Deposit, in the composition of the subject index being tracked by the relevant WEBS Index Series, or resulting from stock splits and other corporate actions.

     In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Portfolio Deposit, the Distributor also makes available (i) on each Business Day, the Dividend Equivalent Payment effective through and including the previous Business Day, per outstanding WEBS of each WEBS Index Series, and (ii) on a continuous basis throughout the day, the sum of the Dividend Equivalent Payment effective through and including the close of the previous trading session in the relevant foreign market, plus the current value of the requisite Deposit Securities as in effect on such day.

ROLE OF THE AUTHORIZED PARTICIPANT

     Creation Units of WEBS may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Fund and the Distributor ("Authorized Participant"). Such Authorized Participant will agree pursuant to the terms of such Authorized Participant Agreement on behalf of itself or any investor on whose behalf it will act, as the case may be, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of WEBS an amount of cash sufficient to pay the Cash Component, once the net asset value of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fee described below. The Authorized Participant may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement, and that therefore orders to purchase Creation Units of Fund shares may have to be placed by the investor's broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Fund does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants that have international capabilities. A list of the current Authorized Participants may be obtained from the Distributor.

PURCHASE ORDER

     To initiate an order for a Creation Unit of WEBS, the Authorized Participant must give notice to the Distributor of its intent to submit an order to purchase WEBS not later than 4:00 p.m., New York time on the relevant Business Day. The Distributor shall cause the Adviser and the Custodian to be informed of such advice. The Custodian will then provide such information to the appropriate subcustodian. For each WEBS Index Series, the Custodian shall cause the subcustodian of the WEBS Index Series to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Portfolio Deposit (or the cash value of all or a part of such securities, in the case of a permitted or required cash purchase or "cash in lieu" amount), with any appropriate adjustments as advised by the Fund.

DEPOSIT SECURITIES MUST BE DELIVERED TO AN ACCOUNT MAINTAINED AT THE APPLICABLE LOCAL SUBCUSTODIAN.

     Following the notice of intention, an irrevocable order to purchase Creation Units, in the form required by the Fund, must be received by the Distributor from an Authorized Participant on its own or another investor's behalf by the closing time of the regular trading session on the AMEX (currently 4:00 p.m., New York time) on the relevant Business Day. (The required form of an order to purchase is available on request from the Distributor.) Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the cut-off time on such Business Day. Orders must be transmitted by the Authorized Participant to the Distributor by facsimile or electronic transmission as provided in the Authorized Participant Agreement.

     The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Fund, immediately available or same day funds estimated by the Fund to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit of WEBS. Those placing orders should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the AMEX.

     Investors should be aware that an Authorized Participant may require orders for purchases of WEBS placed with it to be in the form required by the individual Authorized Participant, which form will not be the same as the form of purchase order specified by the Fund, which the Authorized Participant must deliver to the Distributor.

ACCEPTANCE OF PURCHASE ORDER

     Subject to the conditions that (i) a properly completed irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor's behalf) not later than the closing time of the regular trading session on the AMEX, and (ii) arrangements satisfactory to the Fund are in place for payment of the Cash Component and any other cash amounts which may be due, the Fund will accept the order, subject to its right (and the right of the Distributor and the Adviser) to reject any order until acceptance.

     Once the Fund has accepted an order, upon next determination of the net asset value of the shares, the Fund will confirm the issuance, against receipt of payment, of a Creation Unit of WEBS of the WEBS Index Series at such net asset value. The Distributor will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.

     The Fund reserves the absolute right to reject a purchase order transmitted to it by the Distributor in respect of any

WEBS Index Series if (a) the purchaser or group of purchasers, upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of any WEBS Index Series; (b) the Deposit Securities delivered are not as specified by the Adviser, as described above; (c) acceptance of the Deposit Securities would have certain adverse tax consequences to the WEBS Index Series; (d) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance of the Portfolio Deposit would otherwise, in the discretion of the Fund or the Adviser, have an adverse effect on the Fund or the rights of beneficial owners; or (f) in the event that circumstances outside the control of the Fund, the Distributor and the Adviser make it for all practical purposes impossible to process purchase orders. The Fund shall notify a prospective purchaser of its rejection of the order of such person. The Fund and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits nor shall either of them incur any liability for the failure to give any such notification.

ISSUANCE OF A CREATION UNIT

     Except as provided herein, a Creation Unit of WEBS of a WEBS Index Series will not be issued until the transfer of good title to the Fund of the Deposit Securities and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required securities included in the Portfolio Deposit (or the cash value thereof) have been delivered to the account of the relevant subcustodian, the Custodian shall notify the Distributor and the Adviser, and the Fund will issue and cause the delivery of the Creation Unit of WEBS.

To the extent contemplated by an Authorized Participant's agreement with the Fund, the Fund will issue Creation Units of WEBS to such Authorized Participant notwithstanding the fact that the corresponding Portfolio Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral consisting of cash or Short-Term Investments having a value at least equal to such amount as required by the Fund in accordance with its then-effective procedures, provided that such amount shall be no less than 105% of the value of the missing Deposit Securities. Information concerning the Fund's current procedures for collateralization of missing Deposit Securities is available from the Distributor. The Authorized Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Fund of purchasing such securities and the value of the collateral.

     All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Fund, and the Fund's determination shall be final and binding.

CASH PURCHASE METHOD

     Although the Fund does not ordinarily permit cash purchases of Creation Units, when cash purchases of Creation Units of WEBS are available or specified for a WEBS Index Series, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a cash purchase, the investor must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset the Fund's brokerage and other transaction costs associated with using the cash to purchase the requisite Deposit Securities, the investor will be required to pay a fixed purchase transaction fee, plus an additional variable charge for cash purchases, which is expressed as a percentage of the value of the Deposit Securities. The transaction fees for in-kind and cash purchases of Creation Units of WEBS are described below.

PURCHASE TRANSACTION FEE

     A purchase transaction fee payable to the Fund is imposed to compensate the Fund for the transfer and other transaction costs of a WEBS Index Series. THE PURCHASE TRANSACTION FEE FOR IN-KIND AND CASH PURCHASES AND THE ADDITIONAL VARIABLE CHARGE FOR CASH PURCHASES (WHEN CASH PURCHASES ARE AVAILABLE OR SPECIFIED) ARE LISTED FOR THE RELEVANT WEBS INDEX SERIES IN THE SHAREHOLDER TRANSACTION EXPENSES TABLE IN "SUMMARY OF FUND EXPENSES" IN THE PROSPECTUS. Where the Fund permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser will be assessed the additional variable charge for cash purchases on the "cash in lieu" portion of its investment. Purchasers of WEBS in Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Fund. See "Summary of Fund Expenses" in the Prospectus.

EXAMPLE

     A hypothetical example of the costs of creating a Creation Unit of WEBS of the Japan WEBS Index Series is set forth below for illustrative purposes only. The exchange rate reflected in the table is Y 118.70 per US$1.

                                                                    UNIT CREATION        DAILY NAV
                                               UNIT CREATION         CALCULATION        CALCULATION
                                                CALCULATION           IN UNITED          IN UNITED
                                              IN JAPANESE YEN      STATES DOLLARS      STATES DOLLARS
                                              ---------------      --------------      --------------

Execution.............................          894,385,627            7,534,841        7,534,841
Commissions...........................              894,386                7,535              N/A
Stamp Taxes...........................                    0                    0              N/A
Risk Premium..........................                    0                    0              N/A
Accrued Income........................            4,014,553               33,821           33,821
Creation Charge.......................            1,056,430                8,900              N/A
WEBS Unit Value.......................          900,350,996            7,585,097        7,568,662
Per WEBS..............................                                     12.64            12.61
Shares................................              600,000

         See "Management of the Fund," in the Prospectus, and "Investment Advisory, Management, Administrative and Distribution Services" herein, for additional information concerning the distribution arrangements for WEBS.

REDEMPTION OF WEBS IN CREATION UNITS

         The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Redemption of WEBS in Creation Units."

         WEBS may be redeemed only in Creation Units at their net asset value next determined after receipt of a redemption request in proper form by the Distributor and only on a day on which the AMEX is open for trading. THE FUND WILL NOT REDEEM WEBS IN AMOUNTS LESS THAN CREATION UNITS. Beneficial Owners also may sell WEBS in the secondary market, but must accumulate enough WEBS to constitute a Creation Unit in order to have such shares redeemed by the Fund. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit of WEBS. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of WEBS to constitute a redeemable Creation Unit. See "Investment Considerations and Risks" in the Prospectus.

         With respect to each WEBS Index Series, the Adviser makes available through the Distributor immediately prior to the opening of business on the AMEX (currently 9:30 am, New York time) on each day that the AMEX is open for business the Portfolio Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Unless cash redemptions are available or specified for a WEBS Index Series, the redemption proceeds for a Creation Unit generally consist of Deposit Securities as announced by the Distributor on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the net asset value of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Deposit Securities, less the redemption transaction fee described below. The redemption transaction fee described below is deducted from such redemption proceeds. In the case of a resident Australian or New Zealand holder, notwithstanding the foregoing, such holder is only entitled to receive cash upon its redemption of Creation Units of WEBS.

         A redemption transaction fee payable to the Fund is imposed to offset transfer and other transaction costs that may be incurred by the relevant WEBS Index Series. THE REDEMPTION TRANSACTION FEE FOR REDEMPTIONS IN KIND AND FOR CASH AND THE ADDITIONAL VARIABLE CHARGE FOR CASH REDEMPTIONS (WHEN CASH REDEMPTIONS ARE AVAILABLE OR SPECIFIED) ARE LISTED FOR THE RELEVANT WEBS INDEX SERIES IN THE SHAREHOLDER TRANSACTION EXPENSES TABLE IN "SUMMARY OF FUND EXPENSES" IN THE PROSPECTUS. Investors will also bear the costs of transferring the Portfolio Deposit from the Fund to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

         Redemption requests in respect of Creation Units of any WEBS Index Series must be submitted to the Distributor by or through an Authorized Participant on a day that the AMEX is open for business. Investors other than through Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. The Distributor will provide a list of current Authorized Participants upon request.

         The Authorized Participant must transmit the request for redemption, in the form required by the Fund, to the Distributor in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor's broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any given time there will be only a limited number of broker-dealers that have executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the WEBS to the Fund's Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

         A redemption request is considered to be in "proper form" if (i) an Authorized Participant has transferred or caused to be transferred to the Fund's Transfer Agent the Creation Unit of WEBS being redeemed through the book-entry system of DTC so as to be effective by the AMEX closing time on a day on which the AMEX is open for business and (ii) a duly completed request form is received by the Distributor from the Authorized Participant on behalf of itself or another redeeming investor by the AMEX closing time on such day. If the Transfer Agent does not receive the investor's WEBS through DTC's facilities by the AMEX closing time on the same day that the redemption request is received, the redemption request shall be rejected and may be resubmitted the next day that the AMEX is open for business. Investors should be aware that the deadline for such transfers of shares through the DTC system may be significantly earlier than the close of business on the AMEX. Those making redemption requests should ascertain the deadline applicable to transfers of shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the WEBS.

         Upon receiving a redemption request, the Distributor shall notify the Fund and the Fund's Transfer Agent of such redemption request. The tender of an investor's WEBS for redemption and the distribution of the cash redemption payment in respect of Creation Units redeemed will be effected through DTC and the relevant Authorized Participant to the beneficial owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds WEBS, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request. See "Book-Entry System Only."

         IN CONNECTION WITH TAKING DELIVERY OF SHARES OF DEPOSIT SECURITIES UPON REDEMPTION OF WEBS, A REDEEMING BENEFICIAL OWNER OR AUTHORIZED PARTICIPANT ACTING ON BEHALF OF SUCH BENEFICIAL OWNER MUST MAINTAIN APPROPRIATE SECURITY ARRANGEMENTS WITH A QUALIFIED BROKER-DEALER, BANK OR OTHER CUSTODY PROVIDERS IN EACH JURISDICTION IN WHICH ANY OF THE PORTFOLIO SECURITIES ARE CUSTOMARILY TRADED, TO WHICH ACCOUNT SUCH PORTFOLIO SECURITIES WILL BE DELIVERED.

         Deliveries of redemption proceeds by the WEBS Index Series relating to those countries generally will be made within three business days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than three business days after the day on which the redemption request is received in proper form. For each country relating to a WEBS Index Series, Appendix B hereto identifies the instances where more than seven days would be needed to deliver redemption proceeds. PURSUANT TO AN ORDER OF THE SEC, IN RESPECT OF EACH WEBS INDEX SERIES, THE FUND WILL MAKE DELIVERY OF IN-KIND REDEMPTION PROCEEDS WITHIN THE NUMBER OF DAYS STATED IN APPENDIX B TO BE THE MAXIMUM NUMBER OF DAYS NECESSARY TO DELIVER REDEMPTION PROCEEDS.

         If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of the Portfolio Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Portfolio Securities in such jurisdiction, the Fund may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In such case, the investor will receive a cash payment equal to the net asset value of its shares based on the net asset value of WEBS of the relevant WEBS Index Series next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional variable charge for cash redemptions specified above, to offset the Fund's brokerage and other transaction costs associated with the disposition of Portfolio Securities of the WEBS Index Series). Redemptions of WEBS for Deposit Securities will be subject to compliance with applicable United States federal and state securities laws and each WEBS Index Series (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the WEBS Index Series could not lawfully deliver specific Deposit Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.

         Although the Fund does not ordinarily permit cash redemptions of Creation Units (except that, as noted above, resident Australian and New Zealand holders may redeem solely for cash), in the event that cash redemptions are permitted or required by the Fund, proceeds will be paid to the Authorized Participant redeeming shares on behalf of the redeeming investor as soon as practicable after the date of redemption (within seven calendar days thereafter, except for the instances listed in Appendix B hereto where more than seven calendar days would be needed).

         Because the Portfolio Securities of a WEBS Index Series may trade on the relevant exchange(s) on days that the AMEX is closed or are otherwise not Business Days for such WEBS Index Series, stockholders may not be able to redeem their shares of such WEBS Index Series, or to purchase or sell WEBS on the AMEX, on days when the net asset value of such WEBS Index Series could be significantly affected by events in the relevant foreign markets.

         The right of redemption may be suspended or the date of payment postponed with respect to any WEBS Index Series (1) for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the New York Stock Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the WEBS Index Series' portfolio securities or determination of its net asset value is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

DETERMINING NET ASSET VALUE

         The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Determination of Net Asset Value."

         Net asset value per share for each WEBS Index Series of the Fund is computed by dividing the value of the net assets of such WEBS Index Series (i.e., the value of its total assets less total liabilities) by the total number of WEBS outstanding, rounded to the nearest cent. Expenses and fees, including the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of each WEBS Index Series is determined as of the close of the regular trading session on the New York Stock Exchange, Inc.
(ordinarily 4:00 p.m., New York City time) on each day that such exchange is open.

         In computing a WEBS Index Series' net asset value, the WEBS Index Series' portfolio securities are valued based on their last quoted current price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in an over-the-counter market are valued at the latest quoted bid price in such market. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith by the Adviser in accordance with procedures adopted by the Board. Foreign currency values are converted into US dollars using the same exchange rates utilized by Morgan Stanley Capital International in the calculation of the relevant MSCI Indices (currently, exchange rates as of 4:00 p.m. London time, except that the exchange rate for the MSCI Mexico (Free) Index is that as of 3:00 p.m. New York City time). The AMEX also disseminates during its trading day an indicative optimized portfolio value ("IOPV") for each WEBS Index Series.

DIVIDENDS AND DISTRIBUTIONS

         The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Dividends and Capital Gains Distributions."

         Dividends from net investment income are declared and paid at least annually by each WEBS Index Series. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis for certain WEBS Index Series to improve tracking error or to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act. In addition, the Fund intends to distribute at least annually amounts representing the full dividend yield on the underlying portfolio securities of each WEBS Index Series, net of expenses of such WEBS Index Series, as if such WEBS Index Series owned such underlying portfolio securities for the entire dividend period. As a result, some portion of each distribution may result in a return of capital. See "Tax Matters."

         Dividends and other distributions on WEBS are distributed, as described below, on a pro rata basis to Beneficial Owners of such WEBS. Dividend payments are made through DTC and the Authorized Participants to Beneficial Owners then of record with proceeds received from the Fund.

         The Fund makes additional distributions to the minimum extent necessary (i) to distribute the entire annual investment company taxable income of the Fund, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Fund reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each WEBS Index Series as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income.

TAXES

         The following information supplements and should be read in conjunction with the sections in the Prospectus entitled "Dividends and Capital Gains Distributions" and "Tax Matters."

         The Fund on behalf of each WEBS Index Series has the right to reject an order for a purchase of WEBS if the purchaser (or group of purchasers) would, upon obtaining the WEBS so ordered, own 80% or more of the outstanding WEBS of a given WEBS Index Series and if, pursuant to section 351 of the Internal Revenue Code, the respective WEBS Index Series would have a basis in the securities different from the market value of such securities on the date of deposit. The Fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. See "Purchase and Issuance of WEBS in Creation Units."

         Each WEBS Index Series intends to qualify for and to elect treatment as a separate RIC under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, a company must annually distribute at least 90 percent of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (1) at least 90 percent of the company's annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (2) at the close of each quarter of the company's taxable year, (a) at least 50 percent of the market value of the company's total assets must be represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the company's assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25 percent of the value of its total assets may be invested in the securities of any one issuer or of two or more issuers that are controlled by the company (within the meaning of Section 851(b)(3)(B) of the Internal Revenue Code) and that are engaged in the same or similar trades or businesses or related trades or businesses (other than U.S. government securities or the securities of other regulated investment companies).

         Each WEBS Index Series may be subject to foreign income taxes withheld at source. Each WEBS Index Series will elect to "pass through" to its investors the amount of foreign income taxes paid by the WEBS Index Series provided that the WEBS Index Series and its investor held the security on the dividend entitlement date and for at least fifteen additional days immediately before and/or thereafter, with the result that each investor will (i) include in gross income, even though not actually received, the investor's pro rata share of the WEBS Index Series' foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) the investor's pro rata share of the WEBS Index Series' foreign income taxes. A foreign tax credit may not exceed the investor's U.S. federal income tax otherwise payable with respect to the investor's foreign source income. For this purpose, each shareholder must treat as foreign source gross income (i) his proportionate share of foreign taxes paid by the WEBS Index Series and (ii) the portion of any dividend paid by the WEBS Index Series which represents income derived from foreign sources; the WEBS Index Series' gain from the sale of securities will generally be treated as U.S. source income. This foreign tax credit limitation is applied separately to separate categories of income; dividends from the WEBS Index Series will be treated as "passive" or "financial services" income for this purpose. The effect of this limitation may be to prevent investors from claiming as a credit the full amount of their pro rata share of the WEBS Index Series' foreign income taxes.

         If any WEBS Index Series owns shares in certain foreign investment entities, referred to as "passive foreign investment companies," the WEBS Index Series will be subject to one of the following special tax regimes: (i) the WEBS Index Series is liable for U.S. federal income tax, and an additional charge in the nature of interest, on a portion of any "excess distribution" from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the WEBS Index Series as a dividend to its shareholders; (ii) if the WEBS Index Series were able and elected to treat a passive foreign investment company as a "qualified electing fund," the WEBS Index Series would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the WEBS Index Series' pro rata share of the ordinary earnings and net capital gains of the passive foreign investment company, whether or not such earnings or gains are distributed to the WEBS Index Series or (iii) the WEBS Index Series is entitled to mark-to-market annually the shares of the passive foreign investment company, and is required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above.

         A WEBS Index Series will be subject to a 4 percent excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98 percent of its ordinary income for the calendar year plus 98 percent of its capital gain net income for the twelve months ended October 31 of such year. Each WEBS Index Series intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4 percent excise tax.

         An investor in a WEBS Index Series that is a foreign corporation or an individual who is a nonresident alien for U.S. tax purposes will be subject to significant adverse U.S. tax consequences. For example, dividends paid out of a WEBS Index Series' investment company taxable income will generally be subject to U.S. federal withholding tax at a rate of 30% (or lower treaty rate if the foreign investor is eligible for the benefits of an income tax treaty). Foreign investors are urged to consult their own tax advisors regarding the U.S. tax treatment, in their particular circumstances, of ownership of shares in a WEBS Index Series.

         The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of shares of the Fund should consult their own tax advisors as to the tax consequences of investing in such shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

CAPITAL STOCK AND SHAREHOLDER REPORTS

         The Fund currently is comprised of seventeen series of shares of common stock, par value $.001 per share, referred to herein as WEBS: the Australia WEBS Index Series, the Austria WEBS Index Series, the Belgium WEBS Index Series, the Canada WEBS Index Series, the France WEBS Index Series, the Germany WEBS Index Series, the

Hong Kong WEBS Index Series, the Italy WEBS Index Series, the Japan WEBS Index Series, the Malaysia (Free) WEBS Index Series, the Mexico (Free) WEBS Index Series, the Netherlands WEBS Index Series, the Singapore (Free) WEBS Index Series, the Spain WEBS Index Series, the Sweden WEBS Index Series, the Switzerland WEBS Index Series, and the United Kingdom WEBS Index Series. Each WEBS Index Series has been issued a separate class of capital stock. The Board may designate additional series of common stock and classify shares of a particular series into one or more classes of that series.

         Each WEBS issued by the Fund has a pro rata interest in the assets of the corresponding WEBS Index Series. The Fund is currently authorized to issue 6 billion shares of common stock. The following number of shares is currently authorized for each WEBS Index Series: the Australia WEBS Index Series, 127.8 million shares; the Austria WEBS Index Series, 19.8 million shares; the Belgium WEBS Index Series, 136.2 million shares; the Canada WEBS Index Series, 340.2 million shares; the France WEBS Index Series, 340.2 million shares; the Germany WEBS Index Series, 382.2 million shares; the Hong Kong WEBS Index Series, 191.4 million shares; the Italy WEBS Index Series, 63.6 million shares; the Japan WEBS Index Series, 2,124.6 million shares; the Malaysia (Free) WEBS Index Series, 127.8 million shares; the Mexico (Free) WEBS Index Series, 255 million shares; the Netherlands WEBS Index Series, 255 million shares, the Singapore
(Free) WEBS Index Series, 191.4 million shares; the Spain WEBS Index Series,
127.8 million shares; the Sweden WEBS Index Series, 63.6 million shares; the Switzerland WEBS Index Series, 318.625 million shares; and the United Kingdom WEBS Index Series, 934.2 million shares. Fractional shares will not be issued. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant WEBS Index Series, and in the net distributable assets of such WEBS Index Series on liquidation. Shareholders are entitled to require the Fund to redeem Creation Units of their shares.

         Each WEBS has one vote with respect to matters upon which a stockholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder and the Maryland General Corporation Law; stockholders have no cumulative voting rights with respect to their shares. Shares of all series vote together as a single class except that if the matter being voted on affects only a particular WEBS Index Series it will be voted on only by that WEBS Index Series and if a matter affects a particular WEBS Index Series differently from other WEBS Index Series, that WEBS Index Series will vote separately on such matter. Under Maryland law, the Fund is not required to hold an annual meeting of stockholders unless required to do so under the 1940 Act. The policy of the Fund is not to hold an annual meeting of stockholders unless required to do so under the 1940 Act. All shares of the Fund (regardless of WEBS Index Series) have noncumulative voting rights for the election of Directors. Under Maryland law, Directors of the Fund may be removed by vote of the stockholders.

         As of September 30, 1997, the name, address and percentage of ownership of each DTC Participant that owned of record 5% or more of the outstanding shares of each WEBS Index Series were as follows: The Bank of New York, One Wall Street, New York, NY 10286, Italy WEBS Index Series, 8.83%, Sweden WEBS Index Series, 18.87%, Spain WEBS Index Series, 19.25%; Bear, Stearns Securities Corp., One Metrotech Center North, Brooklyn, NY 11201-3859, Singapore (Free) WEBS Index Series, 22.26%; Boston Safe Deposit and Trust Company, One Cabot Road, Medford, MA 02155, Canada WEBS Index Series, 50.5%; Brown Bros. Harriman & Co., 59 Wall Street, New York, NY 10005, Australia WEBS Index Series, 7.44%, Austria WEBS Index Series, 9.91%, Hong Kong WEBS Index Series, 6.52%, United Kingdom WEBS Index Series, 8.62%, Italy WEBS Index Series, 26.67%, Switzerland WEBS Index Series, 11.87%, Spain WEBS Index Series, 7.03%, Singapore (Free) WEBS Index Series, 5.9%, Malaysia (Free) WEBS Index Series, 6.55%; Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY 10081, Australia WEBS Index Series, 52.92%; Schwab (Charles) & Co., Inc., Newport Financial Center, 111 Pavonia Avenue East, 3rd Floor, Jersey City, NJ 07310, Austria WEBS Index Series, 5.36%, Malaysia (Free) WEBS Index Series, 5.32%; Citibank, N.A., 1410 Westshore Blvd., Tampa, FL 33607, France WEBS Index Series, 6.46%, Germany WEBS Index Series, 13.15%, Italy WEBS Index Series, 9.91%; Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp., One Pershing Plaza, Jersey City, NJ 07399, United Kingdom WEBS Index Series, 6.54%; Investors Fiduciary Trust Company/SSB., 1776 Heritage Drive, Quincy, MA 02171, Belgium WEBS Index Series, 21.27%; Morgan Stanley & Co. Incorporated, One Pierrepont Plaza, Brooklyn, NY 11201, Australia WEBS Index Series, 5.96%, Canada WEBS Index Series, 7.66%, France WEBS Index Series, 28.14%, United Kingdom WEBS Index Series, 11.23%, Germany WEBS Index Series, 7.08%, Hong Kong WEBS Index Series, 23.07%, Sweden WEBS Index Series, 6.91%, Spain WEBS Index Series, 16.08%, Austria WEBS Index Series, 18.17%, Singapore (Free) WEBS Index Series, 7.15%, Mexico (Free) WEBS Index Series, 8.29%, Japan WEBS Index Series, 6.10%, Netherlands WEBS Index Series, 9.57%; Merrill Lynch Pierce Fenner & Smith Safekeeping, 101 Hudson Street, Jersey City, NJ 07302, Australia WEBS Index Series, 5.52%, Japan WEBS Index Series, 6.24%; Northern Trust Company, 801 S. Canal Street, Chicago, IL 60607, Belguim WEBS Index Series, 11.78%, Japan WEBS Index Series, 26.77%, Netherlands WEBS Index Series, 12.72%; PaineWebber Incorporated, 1000 Harbor Blvd., Weehawken, NJ 07086, France WEBS Index Series, 9.10%, Germany WEBS Index Series, 11.41%, Hong Kong WEBS Index Series, 8.47%, Sweden WEBS Index Series, 10.60%, Singapore (Free) WEBS Index Series, 10.37%, Mexico (Free) WEBS Index Series, 10.57%, Malaysia (Free) WEBS Index Series, 9.46%, Switzerland WEBS Index Series, 8.27%; PNC Bank, N.A./Super Philadelphia, 103 Bellevue Parkway, Wilmington, DE 19809, Belgium WEBS Index Series, 11.87%, Italy WEBS Index Series, 13.33%, Switzerland WEBS Index Series, 9.16%, Malaysia

(Free) WEBS Index Series, 10.53%; Prudential Securities Incorporated, 1 New York Plaza, 9th Floor, New York, NY 10292, Sweden WEBS Index Series, 8.45%, Spain WEBS Index Series, 7.93%; Smith Barney Inc., 333 West 34th Street, 3rd Floor, New York, NY 10001, Belgium WEBS Index Series, 20.72%, Austria WEBS Index Series, 34.76%, Switzerland WEBS Index Series, 11.43%, Japan WEBS Index Series, 6.75%, Germany WEBS Index Series, 7.33%, Hong Kong WEBS Index Series, 8.80%, Singapore (Free) WEBS Index Series, 8.81%, Malaysia (Free) WEBS Index Series, 5.16%; State Street Bank & Trust, 1776 Heritage Drive, Quincy, MA 02171, Belgium WEBS Index Series, 13.66%, France WEBS Index Series, 9.89%, Germany WEBS Index Series, 7.20%, Hong Kong WEBS Index Series, 8.21%, United Kingdom WEBS Index Series, 15.52%, Italy WEBS Index Series, 5.60%, Switzerland WEBS Index Series, 9.40%, Sweden WEBS Index Series, 18.78%, Spain WEBS Index Series, 10.82%, Mexico (Free) WEBS Index Series, 16.25%, Malaysia (Free) WEBS Index Series, 8.85%, Japan WEBS Index Series, 9.35%, Netherlands WEBS Index Series, 17.23%; Spear, Leeds & Kellogg, 120 Broadway, 5th Floor, New York, NY 10006, Hong Kong WEBS Index Series, 5.70%, Mexico (Free) WEBS Index Series, 11.80%, Netherlands WEBS Index Series, 9.40%; Wells Fargo Bank, N.A., 464 California Street, San Francisco, CA 94104, France WEBS Index Series, 8.85%, Germany WEBS Index Series, 5.82%, United Kingdom WEBS Index Series, 10.01%, Switzerland WEBS Index Series, 6.00%, Netherlands WEBS Index Series, 9.15%; and Dean Witter Reynolds, Inc., 5 World Trade Center, 5th Floor, New York, NY 10048, Hong Kong WEBS Index Series, 5.75%, Mexico (Free) WEBS Index Series, 6.83%.

         The Fund does not have information concerning the beneficial ownership of the WEBS held in the names of such DTC Participants.

         The Fund issues through the Authorized Participants to its stockholders semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent auditors approved by the Fund's Directors and by the stockholders when meetings are held and such other information as may be required by applicable laws, rules and regulations. Beneficial Owners also receive annually notification as to the tax status of the Fund's distributions.

         Stockholder inquiries may be made by writing to the Fund, c/o PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809.

PERFORMANCE INFORMATION

         The performance of the WEBS Index Series may be quoted in advertisements, sales literature or reports to shareholders in terms of average annual total return, cumulative total return and yield.

         Quotations of average annual total return are expressed in terms of the average annual rate of return of a hypothetical investment in a WEBS Index Series over periods of 1, 5 and 10 years (or the life of a WEBS Index Series, if shorter). Such total return figures will reflect the deduction of a proportional share of such WEBS Index Series' expenses on an annual basis, and will assume that all dividends and distributions are reinvested when paid.

         Total return is calculated according to the following formula: P(1 +
T)(n) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year period). The total return for the period from commencement of operations to August 31, 1996 and for the fiscal year ended August 31, 1997, respectively, for each of the WEBS Index Series was: Australia WEBS Index Series 3.88% and 6.23%; Austria WEBS Index Series (3.39)% and 1.06%; Belgium WEBS Index Series 5.01% and 9.26%; Canada WEBS Index Series 4.63% and 28.50%; France WEBS Index Series 4.95% and 16.60%; Germany WEBS Index Series 4.00% and 20.51%; Hong Kong WEBS Index Series 3.22% and 17.80%; Italy WEBS Index Series 4.11% and 23.37%; Japan WEBS Index Series (3.11)% and (11.97)%; Malaysia (Free) WEBS Index Series 4.28% and (40.20)%; Mexico (Free) WEBS Index Series 15.93% and 35.21%; Netherlands WEBS Index Series 11.19% and 28.04%; Singapore (Free) WEBS Index Series (6.73)% and (23.48)%; Spain WEBS Index Series 8.45% and 39.15%; Sweden WEBS Index Series 14.13% and 30.10%; Switzerland WEBS Index Series 2.60% and 16.69%; and United Kingdom WEBS Index Series 10.41% and 30.48%.

         Quotations of a cumulative total return will be calculated for any specified period by assuming a hypothetical investment in a WEBS Index Series on the date of the commencement of the period and will assume that all dividends and distributions are reinvested on ex date. However, currently there is no dividend reinvestment option available to shareholders of WEBS and such calculation is provided for informational purposes only. The net increase or decrease in the value of the investment over the period will be divided by its beginning value to arrive at cumulative total return. Total return calculated in this manner will differ from the calculation of average annual total return in that it is not expressed in terms of an average rate of return.


         The yield of a WEBS Index Series is the net annualized yield based on a specified 30-day (or one month) period assuming a semiannual compounding of income. Included in net investment income is the amortization of market premium or accretion of market and original issue discount. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula: YIELD = 2[(a-b/cd + 1)(6)-1] (where a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends and d = the maximum offering price per share on the last day of the period).

         Quotations of cumulative total return, average annual total return or yield reflect only the performance of a hypothetical investment in a WEBS Index Series during the particular time period on which the calculations are based. Such quotations for a WEBS Index Series will vary based on changes in market conditions and the level of such WEBS Index Series' expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

         The cumulative and average total returns and yields do not take into account federal or state income taxes which may be payable; total returns and yields would, of course, be lower if such charges were taken into account.

         A comparison of the quoted non-standard performance offered for various investments is valid only if performance is calculated in the same manner. Since there are different methods for calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of the Fund with performance quoted with respect to other investment companies or types of investments.

         Because some or all of the Fund's investments are denominated in foreign currencies, the strength or weakness of the U.S. dollar as against these currencies may account for part of the Fund's investment performance. Historical information on the value of the dollar versus foreign currencies may be used from time to time in advertisements concerning the Fund. Such historical information is not indicative of future fluctuations in the value of the U.S. dollar against these currencies. In addition, marketing materials may cite country and economic statistics and historical stock market performance information for any of the countries in which the Fund invests, including, but not limited to, the following: population growth, gross domestic product, inflation rate, average stock market price-earnings ratios and the total value of stock markets. Sources for such statistics may include official publications of various foreign governments and exchanges.

         From time to time, in advertising and marketing literature, the Fund's performance may be compared to the performance of broad groups of open-end and closed-end investment companies with similar investment goals, as tracked by independent organizations such as Investment Company Data, Inc., Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, Inc., Value Line Mutual Fund Survey and other independent organizations. When these organizations' tracking results are used, the Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk.

         In addition, in connection with the communication of its performance to current or prospective shareholders, the Fund also may compare those figures to the performance of certain unmanaged indices which may assume the reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Examples of such indices include, but are not limited to the following:

                          Dow Jones Industrial Average
                              Consumer Price Index
          Standard & Poor's 500 Composite Stock Price Index (S&P 500)
                           NASDAQ OTC Composite Index
                            NASDAQ Industrials Index
           International Finance Corporation's (Global) Composite and
                        (Investable) Composite Indices
                  Morgan Stanley Capital International Indices
                             NASDAQ Composite Index
                           Wilshire 5000 Stock Index

         For examples of how these sources of information have been used, please see Appendix C to this Statement of Additional Information, "Supplemental Educational Information on WEBS."

         In addition, the Fund from time to time may compare the results of each WEBS Index Series to the following national benchmarks:


         COUNTRY                                         NATIONAL INDEX
        Australia                                         All Ordinares
         Austria                                      Vienna Stock Exchange
         Belgium                                     Brussels Stock Exchange

          Canada                                           Toronto 300
          France                                              CAC40
         Germany                                               DAX
        Hong Kong                                           Hang Seng
          Italy                                                BCI
          Japan                                            Nikkei 225
         Malaysia                                             KLSE
          Mexico                                               IPC
       Netherlands                                        CBS All Share
        Singapore                                            SES All
          Spain                                       Madrid Stock Exchange
          Sweden                                          Aff. General
       Switzerland                                         Swiss Bank
           U.K.                                              FTSE100

         From time to time, the Fund may use in marketing materials a graph entitled "The Efficient Frontier," which illustrates the historical risks and returns of selected unmanaged indices which track the performance of various combinations of United States and international securities for a certain time period, such as twenty years. A twenty year graph, for example, shall use twenty year annualized international returns represented by the MSCI Europe, Australasia and Far East (EAFE) Index and twenty year annualized United States returns represented by the S&P 500 Index. Risk is measured by the standard deviation in overall performance within each index. Data presented in the graph shall be provided by Ibbotson Associates, Inc. Performance of an index is historical and does not represent performance of the Fund, and is not a guarantee of future results. For an example of the use of an "Efficient Frontier" graph, please see "The Case for International Index Investing" at Appendix C of this Statement of Additional Information.

         Evaluation of Fund performance or other relevant statistical information made by independent sources may also be used in advertisements and sales literature concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund. Sources for Fund performance information and articles about the Fund include, but are not limited to, the following:

         American Association of Individual Investors' Journal, a monthly publication of the AAII that includes articles on investment analysis techniques.

         Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews investment company performance data.

         Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of investment companies investing abroad.

         CDA Investment Technologies, an organization that provides performance and ranking information through examining the dollar results of hypothetical mutual fund investments and comparing these results against appropriate indices.

         Forbes, a national business publication that from time to time reports the performance of specific investment companies.

         Fortune, a national business publication that periodically rates the performance of a variety of investment companies.

         The Frank Russell Company, a West-Coast investment management firm that periodically evaluates international stock markets and compares foreign equity market performance to U.S. stock market performance.

         Ibbotson Associates, Inc., a company specializing in investment research and data.

         Investment Company Data, Inc., an independent organization that provides performance ranking information for broad classes of mutual funds.

         Investor's Business Daily, a daily newspaper that features financial, economic, and business news.

         Kiplinger's Personal Finance Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

         Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.

         Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

         Morgan Stanley International, an integrated investment banking firm that compiles statistical information.

         The New York Times, a nationally distributed newspaper that regularly covers financial news.

         Smart Money, a national personal finance magazine published monthly by Dow Jones & Company, Inc. and The Hearst Corporation that focuses on ideas for investing, spending and saving.

         Value Line Mutual Fund Survey, an independent organization that provides biweekly performance and other information on mutual funds.

         The Wall Street Journal, a Dow Jones and Company, Inc. newspaper that regularly covers financial news.

         Wiesenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records and price ranges.

         Worth, a national publication distributed ten times per year by Capital Publishing Company, a subsidiary of Fidelity Investments that focuses on personal financial journalism.

COUNSEL AND INDEPENDENT AUDITORS

         Sullivan & Cromwell, 125 Broad Street, New York, New York 10004, are counsel to the Fund and have passed upon the validity of the Fund's shares.

         Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serve as the independent auditors of the Fund.


FINANCIAL STATEMENTS

         The audited financial statements and notes thereto in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1997 (the "1997 Annual Report") are incorporated in this Statement of Additional Information by reference. No other parts of the 1997 Annual Report are incorporated by reference herein. The financial statements included in the 1997 Annual Report have been audited by the Fund's independent auditors, Ernst & Young LLP, whose report thereon is incorporated herein by reference. Additional copies of the 1997 Annual Report may be obtained at no charge by telephoning the Distributor at 1-800-810-WEBS (9327).


EDUCATIONAL MATERIALS

         Attached as Appendix C to this Statement of Additional Information are certain supplemental educational materials concerning WEBS.

                                                                    APPENDIX A-1

                   MSCI AUSTRALIA INDEX AS OF AUGUST 31, 1997

                                                                                 INDEX MARKET           WEIGHT IN
                                                                                CAPITALIZATION         MSCI INDEX
CONSTITUENT NAME                           INDUSTRY SECTOR                    (MILLIONS OF US$)           (%)
----------------                           ---------------                     -----------------     ---------------
BROKEN HILL PROP CO                              Energy                               25,090              14.83%
NATIONAL AUSTRALIA BANK                         Finance                               20,532              12.13%
WESTPAC BANKING                                 Finance                               10,315               6.10%
NEWS CORP                                       Services                               9,034               5.34%
COCA-COLA AMATIL                             Consumer Goods                            8,600               5.08%
NEWS CORP PLVO                                  Services                               5,759               3.40%
WMC                                            Materials                               5,724               3.38%
LEND LEASE                                      Finance                                5,381               3.18%
COLES MYER                                      Services                               5,328               3.15%
RIO TINTO LTD (CRA)                            Materials                               4,855               2.87%
BRAMBLES INDUSTRIES                             Services                               4,378               2.59%
AMCOR                                          Materials                               3,908               2.31%
FOSTERS BREWING GROUP                        Consumer Goods                            3,700               2.19%
CSR                                            Materials                               3,574               2.11%
BORAL                                          Materials                               3,326               1.97%
PIONEER INTERNATIONAL                          Materials                               2,987               1.77%
SANTOS                                           Energy                                2,875               1.70%
PACIFIC DUNLOP                               Multi-Industry                            2,640               1.56%
ICI AUSTRALIA                                  Materials                               2,486               1.47%
NORTH                                          Materials                               2,416               1.43%
WESTFIELD TRUST                                 Finance                                2,191               1.29%
SOUTHCORP HOLDINGS                           Multi-Industry                            2,110               1.25%
GENERAL PROPERTY TRUST                          Finance                                2,066               1.22%
NORMANDY MINING                                   Gold                                 1,978               1.17%
MIM HOLDINGS                                   Materials                               1,961               1.16%
AUSTRALIAN GAS LIGHT CO                          Energy                                1,832               1.08%
GOODMAN FIELDER                              Consumer Goods                            1,797               1.06%
GIO AUSTRALIA HLDGS                             Finance                                1,795               1.06%
SMITH (HOWARD)                               Multi-Industry                            1,702               1.01%
QBE INSURANCE GROUP                             Finance                                1,584               0.94%
TABCORP HOLDINGS                                Services                               1,508               0.89%
HARDIE (JAMES) IND                             Materials                               1,373               0.81%
LEIGHTON HOLDINGS                          Capital Equipment                           1,273               0.75%
BURNS, PHILP & CO                            Consumer Goods                              931               0.55%
EMAIL                                        Consumer Goods                              912               0.54%
AUSTRALIAN NATIONAL IND                        Materials                                 903               0.53%
CROWN                                           Services                                 894               0.53%
STOCKLAND TRUST                                 Finance                                  818               0.48%
QCT RESOURCES                                    Energy                                  762               0.45%
SYDNEY HBR CASINO PREF                          Services                                 745               0.44%

                                                                                 INDEX MARKET           WEIGHT IN
                                                                                CAPITALIZATION         MSCI INDEX
CONSTITUENT NAME                           INDUSTRY SECTOR                    (MILLIONS OF US$)           (%)
----------------                           ---------------                     -----------------     ---------------
FUTURIS CORP                               Capital Equipment                             716               0.42%
FAULDING (F.H.) & CO                         Consumer Goods                              702               0.42%
SCHRODERS PROPERTY FUND                         Finance                                  680               0.40%
ROTHMANS (AUSTRALIA)                         Consumer Goods                              643               0.38%
RGC                                            Materials                                 594               0.35%
JONES (DAVID)                                   Services                                 571               0.34%
PLUTONIC RESOURCES                                Gold                                   536               0.32%
NEWCREST MINING                                   Gold                                   459               0.27%
GREAT CENTRAL MINES                               Gold                                   429               0.25%
METAL MANUFACTURES                         Capital Equipment                             391               0.23%
ASHTON MINING                                  Materials                                 329               0.19%
SONS OF GWALIA                                    Gold                                   324               0.19%
RESOLUTE                                          Gold                                   317               0.19%
DELTA GOLD                                        Gold                                   254               0.15%
ABERFOYLE                                      Materials                                 236               0.14%

                                                                    APPENDIX A-2

                    MSCI AUSTRIA INDEX AS OF AUGUST 31, 1997


                                                                                 INDEX MARKET           WEIGHT IN
                                                                                CAPITALIZATION         MSCI INDEX
CONSTITUENT NAME                           INDUSTRY SECTOR                    (MILLIONS OF US$)           (%)
----------------                           ---------------                     -----------------     ---------------
OMV AG                                           Energy                                3,568              15.17%
BANK AUSTRIA STAMM                              Finance                                2,863              12.17%
VA TECHNOLOGIE                             Capital Equipment                           2,752              11.70%
VERBUND OESTERR ELEK A                           Energy                                2,097               8.91%
CREDITANSTALT STAMM                             Finance                                1,763               7.49%
WIENERBERGER BAUSTOFF                          Materials                               1,686               7.17%
EA-GENERALI STAMM                               Finance                                1,649               7.01%
BOEHLER-UDDEHOLM                               Materials                                 863               3.67%
FLUGHAFEN WIEN                                  Services                                 812               3.45%
CREDITANSTALT VORZUG                            Finance                                  770               3.27%
MAYR-MELNHOF KARTON                            Materials                                 692               2.94%
AUSTRIAN AIRLINES                               Services                                 614               2.61%
BANK AUSTRIA VORZUG                             Finance                                  594               2.52%
RADEX-HERAKLITH NDUSTR.                        Materials                                 537               2.28%
BBAG OESTERR BRAU TAMM                       Consumer Goods                              474               2.01%
STEYR-DAIMLER-PUCH                         Capital Equipment                             297               1.26%
BWT STAMM                                  Capital Equipment                             280               1.19%
BAU HOLDING STAMM                          Capital Equipment                             262               1.11%
AUSTRIA MIKRO SYSTEME                      Capital Equipment                             234               1.00%
LENZING                                        Materials                                 230               0.98%
BANK AUSTRIA PART                               Finance                                  188               0.80%
UNIVERSALE-BAU                             Capital Equipment                             146               0.62%
BAU HOLDING VORZUG                         Capital Equipment                              83               0.35%
EA-GENERALI VORZUG                              Finance                                   73               0.31%

                                                                    APPENDIX A-3

                    MSCI BELGIUM INDEX AS OF AUGUST 31, 1997


                                                                                 INDEX MARKET           WEIGHT IN
                                                                                CAPITALIZATION         MSCI INDEX
CONSTITUENT NAME                           INDUSTRY SECTOR                    (MILLIONS OF US$)           (%)
----------------                           ---------------                     -----------------     ---------------
ELECTRABEL                                       Energy                               10,747              15.14%
PETROFINA                                        Energy                                8,367              11.79%
FORTIS AG                                       Finance                                8,208              11.56%
GENERALE BANQUE                                 Finance                                6,196               8.73%
TRACTEBEL                                        Energy                                5,556               7.83%
KREDIETBANK                                     Finance                                4,934               6.95%
SOLVAY                                         Materials                               4,691               6.61%
ROYALE BELGE                                    Finance                                4,413               6.22%
GROUPE BRUXELLES LAMBERT                     Multi-Industry                            3,629               5.11%
BARCO                                      Capital Equipment                           2,406               3.39%
DELHAIZE-LE LION                                Services                               2,380               3.35%
GEVAERT                                      Multi-Industry                            2,317               3.26%
UNION MINIERE                                  Materials                               2,125               2.99%
CBR (CIMENTERIES)                              Materials                               1,850               2.61%
BEKAERT                                    Capital Equipment                           1,420               2.00%
GLAVERBEL (GROUPE)                             Materials                                 956               1.35%
KREDIETBANK VVPR                                Finance                                  785               1.11%

                                                                    APPENDIX A-4

                    MSCI CANADA INDEX AS OF AUGUST 31, 1997

                                                                                 INDEX MARKET           WEIGHT IN
                                                                                CAPITALIZATION         MSCI INDEX
CONSTITUENT NAME                           INDUSTRY SECTOR                    (MILLIONS OF US$)           (%)
----------------                           ---------------                     -----------------     ---------------
NORTHERN TELECOM                            Capital Equipment                         25,993               8.50%
BCE INC                                     Capital Equipment                         18,028               5.89%
ROYAL BANK OF CANADA                             Finance                              14,462               4.73%
THOMSON CORP                                     Services                             13,806               4.51%
SEAGRAM CO                                    Consumer Goods                          12,805               4.19%
CANADIAN IMPERIAL BANK                           Finance                              10,678               3.49%
BANK NOVA SCOTIA                                 Finance                              10,530               3.44%
CANADIAN PACIFIC                              Multi-Industry                          10,093               3.30%
BANK MONTREAL                                    Finance                              9,941                3.25%
IMPERIAL OIL                                      Energy                              8,531                2.79%
BARRICK GOLD CORP                                  Gold                               8,447                2.76%
ALCAN ALUMINIUM                                 Materials                             7,931                2.59%
NEWBRIDGE NETWORKS CORP                     Capital Equipment                         7,789                2.55%
BOMBARDIER B                                Capital Equipment                         6,565                2.15%
IMASCO                                        Multi-Industry                          6,519                2.13%
NORANDA INC                                     Materials                             4,805                1.57%
MAGNA INTERNATIONAL A                           Materials                             4,717                1.54%
LAIDLAW                                          Services                             4,699                1.54%
PETRO-CANADA                                      Energy                              4,680                1.53%
INCO COMMON                                     Materials                             4,517                1.48%
PLACER DOME                                        Gold                               4,150                1.36%
TRANSCANADA PIPELINES                             Energy                              4,124                1.35%
POTASH CORP SASKATCHEWAN                        Materials                             3,978                1.30%
NOVA CORP                                         Energy                              3,864                1.26%
TALISMAN ENERGY                                   Energy                              3,581                1.17%
SUNCOR ENERGY                                     Energy                              3,440                1.12%
ABITIBI-CONSOLIDATED                            Materials                             3,395                1.11%
CANADIAN OCCIDENTAL                               Energy                              3,370                1.10%
FAIRFAX FINANCIAL HLDGS                          Finance                              3,114                1.02%
WESTON (GEORGE)                                  Services                             3,031                0.99%
RENAISSANCE ENERGY                                Energy                              2,955                0.97%
TELUS CORP                                  Capital Equipment                         2,884                0.94%
GULF CANADA RESOURCES                             Energy                              2,727                0.89%
EDPERBRASCAN CORP A                           Multi-Industry                          2,708                0.89%
POWER CORP OF CANADA                             Finance                              2,686                0.88%
CANADIAN NAT RESOURCES                            Energy                              2,520                0.82%
ALBERTA ENERGY CO                                 Energy                              2,490                0.81%
IPL ENERGY                                        Energy                              2,429                0.79%
LOEWEN GROUP                                     Services                             2,317                0.76%
NORCEN ENERGY RESOURCES                           Energy                              2,251                0.74%

                                                                                 INDEX MARKET           WEIGHT IN
                                                                                CAPITALIZATION         MSCI INDEX
CONSTITUENT NAME                           INDUSTRY SECTOR                    (MILLIONS OF US$)           (%)
----------------                           ---------------                     -----------------     ---------------
COMINCO                                        Materials                               2,214               0.72%
NATIONAL BANK OF CANADA                         Finance                                2,195               0.72%
TRANSALTA CORP                                   Energy                                1,988               0.65%
WESTCOAST ENERGY                                 Energy                                1,950               0.64%
CAMECO CORP                                    Materials                               1,848               0.60%
TECK CORP B                                    Materials                               1,820               0.59%
MOORE CORP                                      Services                               1,770               0.58%
DOFASCO                                        Materials                               1,749               0.57%
MACMILLAN BLOEDEL                              Materials                               1,559               0.51%
METHANEX CORP                                  Materials                               1,554               0.51%
HUDSON'S BAY CO                                 Services                               1,541               0.50%
AGRIUM                                         Materials                               1,538               0.50%
ANDERSON EXPLORATION                             Energy                                1,523               0.50%
CANADIAN TIRE CORP A                            Services                               1,514               0.49%
SOUTHAM                                         Services                               1,432               0.47%
RIO ALGOM                                      Materials                               1,407               0.46%
POCO PETROLEUMS                                  Energy                                1,263               0.41%
DOMTAR                                         Materials                               1,246               0.41%
ROGERS COMMUNICATIONS B                         Services                               1,239               0.40%
QUEBECOR B                                      Services                               1,228               0.40%
AVENOR                                         Materials                               1,227               0.40%
AIR CANADA COMMON                               Services                               1,224               0.40%
UNITED DOMINION IND                        Capital Equipment                           1,220               0.40%
EXTENDICARE SV                                  Services                               1,210               0.40%
MDS B                                        Consumer Goods                            1,178               0.39%
MOLSON COS A                                 Consumer Goods                            1,079               0.35%
RANGER OIL                                       Energy                                  954               0.31%
STELCO A                                       Materials                                 897               0.29%
CAE                                        Capital Equipment                             845               0.28%
ECHO BAY MINES                                    Gold                                   703               0.23%
CAMBIOR                                           Gold                                   644               0.21%
COTT CORP                                    Consumer Goods                              609               0.20%
OSHAWA GROUP A                                  Services                                 586               0.19%
PROVIGO                                         Services                                 523               0.17%
CO-STEEL                                       Materials                                 518               0.17%
INCO VBN                                       Materials                                 479               0.16%
CCL INDUSTRIES B                               Materials                                 427               0.14%
AGNICO-EAGLE MINES                                Gold                                   364               0.12%
COREL CORP                                      Services                                 351               0.11%
INT'L FOREST PRODUCTS A                        Materials                                 238               0.08%
DOMINION TEXTILE                             Consumer Goods                              223               0.07%
PEGASUS GOLD                                      Gold                                   175               0.06%
SPAR AEROSPACE                             Capital Equipment                             118               0.04%
REPAP ENTERPRISES                              Materials                                  21               0.00%

                                                                    APPENDIX A-5

                    MSCI FRANCE INDEX AS OF AUGUST 31, 1997

                                                                                 INDEX MARKET           WEIGHT IN
                                                                                CAPITALIZATION         MSCI INDEX
CONSTITUENT NAME                           INDUSTRY SECTOR                    (MILLIONS OF US$)           (%)
----------------                           ---------------                     -----------------     ---------------
ELF AQUITAINE                                    Energy                               30,377               7.46%
LOREAL                                       Consumer Goods                           24,153               5.94%
CARREFOUR                                       Services                              23,214               5.70%
TOTAL SA                                         Energy                               22,865               5.62%
AXA-UAP                                         Finance                               21,063               5.18%
ALCATEL ALSTHOM                            Capital Equipment                          19,864               4.88%
LVMH                                         Consumer Goods                           18,238               4.48%
GENERALE EAUX (CIE)                             Services                              14,977               3.68%
SUEZ LYONNAISE(LYONNAISE                        Services                              12,667               3.11%
RHONE-POULENC ORD A                          Consumer Goods                           12,276               3.02%
SAINT-GOBAIN                                   Materials                              12,246               3.01%
SOCIETE GENERALE                                Finance                               11,875               2.92%
AIR LIQUIDE                                    Materials                              11,203               2.75%
DANONE (GROUPE)                              Consumer Goods                           10,854               2.67%
SANOFI                                        Consumer Goods                          10,160               2.50%
PINAULT-PRINT.-REDOUTE                          Services                               9,575               2.35%
BNP BANQUE NTLE PARIS                           Finance                                9,106               2.24%
PARIBAS(CIE FINANCIERE)A                        Finance                                8,583               2.11%
SCHNEIDER                                  Capital Equipment                           7,824               1.92%
MICHELIN B                                     Materials                               7,696               1.89%
PROMODES                                        Services                               6,909               1.70%
LAFARGE (FRANCE)                               Materials                               6,101               1.50%
PEUGEOT SA                                   Consumer Goods                            5,626               1.38%
ACCOR                                           Services                               5,325               1.31%
CANAL +                                         Services                               5,059               1.24%
HAVAS                                           Services                               4,988               1.23%
LEGRAND ORD                                Capital Equipment                           4,938               1.21%
VALEO                                      Capital Equipment                           4,238               1.04%
USINOR                                         Materials                               4,222               1.04%
BIC                                    Consumer Goods                                  4,002               0.98%
SODEXHO ALLIANCE                                Services                               3,403               0.84%
ERIDANIA BEGHIN-SAY                          Consumer Goods                            3,384               0.83%
THOMSON-CSF                                Capital Equipment                           3,214               0.79%
LAGARDERE                                    Multi-Industry                            3,197               0.79%
CASINO ORD                                      Services                               3,180               0.78%
COMPAGNIE BANCAIRE                              Finance                                3,123               0.77%
PERNOD RICARD                                Consumer Goods                            2,635               0.65%
ESSILOR INTERNATIONAL                        Consumer Goods                            2,353               0.58%
COMPTOIRS MODERNES                              Services                               2,336               0.57%
IMETAL                                         Materials                               2,086               0.51%

                                                                                 INDEX MARKET           WEIGHT IN
                                                                                CAPITALIZATION         MSCI INDEX
CONSTITUENT NAME                           INDUSTRY SECTOR                    (MILLIONS OF US$)           (%)
----------------                           ---------------                     -----------------     ---------------
SIDEL                                        Capital Equipment                         2,014               0.49%
BOUYGUES ORD                                 Capital Equipment                         2,009               0.49%
TECHNIP                                      Capital Equipment                         1,983               0.49%
SAGEM                                        Capital Equipment                         1,951               0.48%
PRIMAGAZ                                           Energy                              1,715               0.42%
SEITA                                          Consumer Goods                          1,596               0.39%
PATHE                                             Services                             1,435               0.35%
EURAFRANCE                                        Finance                              1,384               0.34%
SIMCO                                             Finance                              1,159               0.28%
CLUB MEDITERRANEE                                 Services                             1,102               0.27%
SALOMON SA                               Consumer Goods                                1,082               0.27%
SEFIMEG                                           Finance                              1,051               0.26%
UNIBAIL                                           Finance                                904               0.22%
NATEXIS(CREDIT NATIONAL)                          Finance                                885               0.22%
MOULINEX                                       Consumer Goods                            837               0.21%
GTM-ENTREPOSE                                Capital Equipment                           833               0.20%
CPR                                               Finance                                799               0.20%
SOMMER-ALLIBERT                                  Materials                               765               0.19%
BONGRAIN                                       Consumer Goods                            750               0.18%
CASINO ADP                                        Services                               685               0.17%
GENERALE GEOPHYSIQUE                         Capital Equipment                           622               0.15%
UNION IMMOBILIERE FRANCE                          Finance                                573               0.14%
CHARGEURS                                      Consumer Goods                            455               0.11%
EUROPE 1                                          Services                               380               0.09%
NORD-EST                                         Materials                               277               0.07%
SKIS ROSSIGNOL                                Consumer Goods                             232               0.06%
FINEXTEL                                          Finance                                197               0.05%
DMC DOLLFUS MIEG & CIE                         Consumer Goods                            136               0.03%

                                                                    APPENDIX A-6

                    MSCI GERMANY INDEX AS OF AUGUST 31, 1997

                                                                                 INDEX MARKET                  WEIGHT IN
                                                                                CAPITALIZATION                MSCI INDEX
CONSTITUENT NAME                           INDUSTRY SECTOR                    (MILLIONS OF US$)                  (%)
----------------                           ---------------                     -----------------            ---------------
ALLIANZ                                          Finance                                50,884                    9.39%
DEUTSCHE TELEKOM                            Capital Equipment                           43,896                    8.10%
DAIMLER-BENZ                                  Consumer Goods                            38,652                    7.14%
SIEMENS STAMM                               Capital Equipment                           34,581                    6.38%
DEUTSCHE BANK                                    Finance                                31,139                    5.75%
VEBA                                              Energy                                26,882                    4.96%
BAYER                                           Materials                               26,718                    4.93%
MUENCHENER RUECK NAM                             Finance                                23,727                    4.38%
BASF                                            Materials                               21,252                    3.92%
VOLKSWAGEN STAMM                              Consumer Goods                            19,962                    3.69%
DRESDNER BANK                                    Finance                                19,546                    3.61%
MANNESMANN                                  Capital Equipment                           17,088                    3.15%
RWE STAMM                                         Energy                                15,280                    2.82%
BAYER VEREINSBANK STAMM                          Finance                                13,772                    2.54%
SAP STAMM                                        Services                               13,485                    2.49%
VIAG                                              Energy                                11,056                    2.04%
METRO STAMM                                      Services                               10,299                    1.90%
SAP VORZUG                                       Services                                9,754                    1.80%
BAYER HYPOTHEKEN BANK                            Finance                                 9,425                    1.74%
RWE VORZUG                                        Energy                                 8,363                    1.54%
LUFTHANSA                                        Services                                7,674                    1.42%
THYSSEN                                         Materials                                7,216                    1.33%
SCHERING                                      Consumer Goods                             6,670                    1.23%
MERCK KGAA                                    Consumer Goods                             6,593                    1.22%
LINDE                                       Capital Equipment                            5,673                    1.05%
ADIDAS                                        Consumer Goods                             5,479                    1.01%
VOLKSWAGEN VORZUG                             Consumer Goods                             4,712                    0.87%
DEGUSSA                                         Materials                                4,500                    0.83%
PREUSSAG                                      Multi-Industry                             4,286                    0.79%
HEIDELBERGER ZEMENT STAM                        Materials                                3,616                    0.67%
BEIERSDORF                                    Consumer Goods                             3,402                    0.63%
HOCHTIEF                                    Capital Equipment                            3,305                    0.61%
AACHEN & MUNCH BET NAMEN                         Finance                                 3,290                    0.61%
MAN STAMM                                   Capital Equipment                            3,032                    0.56%
KARSTADT                                         Services                                2,907                    0.54%
SGL CARBON                                      Materials                                2,615                    0.48%
AXA COLONIA KONZ STAMM                           Finance                                 2,404                    0.44%
CONTINENTAL                                     Materials                                2,299                    0.42%
BILFINGER + BERGER                          Capital Equipment                            1,500                    0.28%
PWA PAPIERWERKE WALDHOF                         Materials                                1,308                    0.24%

                                                                                 INDEX MARKET                  WEIGHT IN
                                                                                CAPITALIZATION                MSCI INDEX
CONSTITUENT NAME                           INDUSTRY SECTOR                    (MILLIONS OF US$)                  (%)
----------------                           ---------------                     -----------------            ---------------
BUDERUS                                        Materials                               1,240                    0.23%
DOUGLAS HOLDING                                 Services                               1,120                    0.21%
FAG KUGELFISCHER                               Materials                               1,108                    0.20%
MAN VORZUG                                 Capital Equipment                             992                    0.18%
AGIV AG IND & VERKEHR                        Multi-Industry                              933                    0.17%
GROHE (FRIEDRICH) VORZUG                       Materials                                 833                    0.15%
METRO VORZUG                                    Services                                 816                    0.15%
AACHEN & MUNCH BET INH                          Finance                                  807                    0.15%
MUENCHENER RUECK INH                            Finance                                  608                    0.11%
DYCKERHOFF STAMM                               Materials                                 553                    0.10%
IWKA                                       Capital Equipment                             548                    0.10%
DYCKERHOFF VORZUG                              Materials                                 535                    0.10%
DEUTZ                                      Capital Equipment                             492                    0.09%
AXA COLONIA KONZ VORZUG                         Finance                                  417                    0.08%
BRAU & BRUNNEN                               Consumer Goods                              357                    0.07%
RHEINMETALL STAMM                          Capital Equipment                             320                    0.06%
SALAMANDER                                   Consumer Goods                              286                    0.05%
HOLSTEN-BRAUEREI                             Consumer Goods                              244                    0.05%
RHEINMETALL VORZUG                         Capital Equipment                             194                    0.04%
DIDIER-WERKE                               Capital Equipment                             180                    0.03%
STRABAG STAMM                              Capital Equipment                             177                    0.03%
HERLITZ STAMM                                   Services                                 160                    0.03%
DLW                                            Materials                                 145                    0.03%
HERLITZ VORZUG                                  Services                                 132                    0.02%
ESCADA STAMM                                 Consumer Goods                              120                    0.02%
ESCADA VORZUG                                Consumer Goods                               96                    0.02%

                                                                    APPENDIX A-7

                   MSCI HONG KONG INDEX AS OF AUGUST 31, 1997

                                                                                 INDEX MARKET                  WEIGHT IN
                                                                                CAPITALIZATION                MSCI INDEX
CONSTITUENT NAME                           INDUSTRY SECTOR                    (MILLIONS OF US$)                  (%)
----------------                           ---------------                     -----------------            ---------------
HUTCHISON WHAMPOA                            Multi-Industry                             32,243                   14.50%
SUN HUNG KAI PROPERTIES                         Finance                                 27,136                   12.20%
HONGKONG TELECOM                           Capital Equipment                            24,597                   11.06%
CHEUNG KONG HOLDINGS                            Finance                                 24,313                   10.93%
HANG SENG BANK                                  Finance                                 23,306                   10.48%
SWIRE PACIFIC A                              Multi-Industry                             12,048                    5.42%
NEW WORLD DEVELOPMENT                           Finance                                 11,849                    5.33%
CHINA LIGHT & POWER CO                           Energy                                 11,528                    5.18%
WHARF HOLDINGS                                  Finance                                  8,330                    3.75%
HONGKONG CHINA GAS                               Energy                                  6,771                    3.05%
CATHAY PACIFIC AIRWAYS                          Services                                 5,598                    2.52%
BANK EAST ASIA                                  Finance                                  4,762                    2.14%
HYSAN DEVELOPMENT                               Finance                                  2,988                    1.34%
SINO LAND                                       Finance                                  2,881                    1.30%
HOPEWELL HOLDINGS                            Multi-Industry                              2,614                    1.18%
HANG LUNG DEVELOPMENT CO                        Finance                                  2,432                    1.09%
CHINESE ESTATES HOLDINGS                        Finance                                  1,715                    0.77%
SHANGRI-LA ASIA                                 Services                                 1,622                    0.73%
TELEVISION BROADCASTS                           Services                                 1,485                    0.67%
HONGKONG SHANGHAI HOTEL                         Services                                 1,436                    0.65%
WING LUNG BANK                                  Finance                                  1,423                    0.64%
SOUTH CHINA MORNING POST                        Services                                 1,396                    0.63%
MIRAMAR HOTEL & INVEST.                         Finance                                  1,266                    0.57%
PEREGRINE INVESTMENTS                           Finance                                  1,168                    0.53%
REGAL HOTELS INT'L                              Services                                 1,095                    0.49%
JOHNSON ELECTRIC HLDGS                     Capital Equipment                             1,031                    0.46%
DICKSON CONCEPTS INT'L                          Services                                 1,018                    0.46%
SHUN TAK HOLDINGS                               Services                                   829                    0.37%
KUMAGAI GUMI (HK)                          Capital Equipment                               701                    0.32%
HONGKONG AIRCRAFT HAECO                    Capital Equipment                               609                    0.27%
GIORDANO INTERNATIONAL                          Services                                   504                    0.23%
ORIENTAL PRESS GROUP                            Services                                   502                    0.23%
TAI CHEUNG HOLDINGS                             Finance                                    458                    0.21%
VARITRONIX INTERNATIONAL                       Materials                                   391                    0.18%
ELEC & ELTEK INT'L HLDGS                   Capital Equipment                               326                    0.15%

                                                                    APPENDIX A-8

                     MSCI ITALY INDEX AS OF AUGUST 31, 1997

                                                                                 INDEX MARKET                  WEIGHT IN
                                                                                CAPITALIZATION                MSCI INDEX
CONSTITUENT NAME                           INDUSTRY SECTOR                    (MILLIONS OF US$)                  (%)
----------------                           ---------------                     -----------------            ---------------
ENI                                              Energy                                  44,378                    22.10%
TIM ORD                                    Capital Equipment                             22,473                    11.19%
TELECOM ITALIA ORD(STET                    Capital Equipment                             21,614                    10.76%
ASSICURAZIONI GENERALI                          Finance                                  18,638                     9.28%
FIAT ORD                                     Consumer Goods                              11,303                     5.63%
INA                                             Finance                                   5,834                     2.91%
SAN PAOLO DI TORINO ORD                         Finance                                   5,669                     2.82%
IMI ISTITUTO MOBILIARE                          Finance                                   5,571                     2.77%
MEDIASET                                        Services                                  5,158                     2.57%
CREDITO ITALIANO ORD                            Finance                                   4,624                     2.30%
BANCA COMMERCIALE ORD                           Finance                                   4,481                     2.23%
PIRELLI SPA ORD                                Materials                                  3,727                     1.86%
TELECOM ITALIA RNC(STET                    Capital Equipment                              3,198                     1.59%
MEDIOBANCA                                      Finance                                   3,173                     1.58%
MONTEDISON ORD                               Multi-Industry                               3,023                     1.51%
BANCO AMBROSIANO VEN ORD                        Finance                                   2,987                     1.49%
EDISON ORD                                       Energy                                   2,950                     1.47%
RAS ORD                                         Finance                                   2,800                     1.39%
TIM RNC                                    Capital Equipment                              2,639                     1.31%
BENETTON GROUP                               Consumer Goods                               2,634                     1.31%
PARMALAT FINANZIARIA                         Consumer Goods                               2,298                     1.14%
ITALGAS                                          Energy                                   2,139                     1.07%
BULGARI                                      Consumer Goods                               1,715                     0.85%
FIAT PRIV                                    Consumer Goods                               1,609                     0.80%
FIAT RNC                                     Consumer Goods                               1,328                     0.66%
RINASCENTE ORD                                  Services                                  1,266                     0.63%
BANCA POPOLARE MILANO                           Finance                                   1,202                     0.60%
SIRTI                                      Capital Equipment                              1,176                     0.59%
ITALCEMENTI ORD                                Materials                                  1,108                     0.55%
SAI ORD                                         Finance                                   1,065                     0.53%
OLIVETTI ORD                               Capital Equipment                                938                     0.47%
MONDADORI ORD                                   Services                                    764                     0.38%
CARTIERE BURGO ORD                             Materials                                    735                     0.37%
MAGNETI MARELLI ORD                        Capital Equipment                                718                     0.36%
SNIA BPD ORD                                 Multi-Industry                                 663                     0.33%
RAS RNC                                         Finance                                     647                     0.32%
LANE G.MARZOTTO ORD                          Consumer Goods                                 573                     0.29%
BANCO AMBROSIANO VEN RNC                        Finance                                     490                     0.24%
FALCK ORD                                      Materials                                    452                     0.23%
PREVIDENTE (LA)                                 Finance                                     360                     0.18%

                                                                                 INDEX MARKET                  WEIGHT IN
                                                                                CAPITALIZATION                MSCI INDEX
CONSTITUENT NAME                           INDUSTRY SECTOR                    (MILLIONS OF US$)                  (%)
----------------                           ---------------                     -----------------            ---------------
MONTEDISON RNC                               Multi-Industry                                 358                     0.18%
IMPREGILO ORD                              Capital Equipment                                330                     0.16%
DANIELI & CO ORD                           Capital Equipment                                266                     0.13%
SASIB ORD                                  Capital Equipment                                247                     0.12%
ITALCEMENTI RNC                                Materials                                    246                     0.12%
SAI RNC                                         Finance                                     179                     0.09%
CEMENTIR                                       Materials                                    176                     0.09%
RINASCENTE RNC                                  Services                                    137                     0.07%
LANE G.MARZOTTO RISP                         Consumer Goods                                 134                     0.07%
DANIELI & CO RNC                           Capital Equipment                                129                     0.06%
SASIB RNC                                  Capital Equipment                                124                     0.06%
PIRELLI SPA RNC                                Materials                                    123                     0.06%
SAFFA A ORD                                    Materials                                     88                     0.04%
RINASCENTE PRIV                                 Services                                     81                     0.04%
SNIA BPD RNC                                 Multi-Industry                                  53                     0.03%

                                                                    APPENDIX A-9

                     MSCI JAPAN INDEX AS OF AUGUST 31, 1997

                                                                                 INDEX MARKET                  WEIGHT IN
                                                                                CAPITALIZATION                MSCI INDEX
CONSTITUENT NAME                           INDUSTRY SECTOR                    (MILLIONS OF US$)                  (%)
----------------                           ---------------                     -----------------            ---------------
NTT CORP                                   Capital Equipment                            119,581                     6.31%
TOYOTA MOTOR CORP                            Consumer Goods                              99,429                     5.25%
BANK TOKYO-MITSUBISHI                           Finance                                  84,972                     4.48%
SUMITOMO BANK                                   Finance                                  46,480                     2.45%
MATSUSHITA ELECT IND'L                       Consumer Goods                              38,971                     2.06%
FUJI BANK                                       Finance                                  35,410                     1.87%
INDUSTRIAL BANK OF JAPAN                        Finance                                  35,046                     1.85%
SONY CORP                                     Consumer Goods                             34,015                     1.79%
HONDA MOTOR CO                               Consumer Goods                              30,131                     1.59%
NOMURA SECURITIES CO                            Finance                                  26,110                     1.38%
TOKYO ELECTRIC POWER CO                          Energy                                  25,867                     1.36%
CANON INC                                  Capital Equipment                             23,888                     1.26%
TAKEDA CHEMICAL IND                          Consumer Goods                              23,410                     1.24%
ITO-YOKADO CO                                   Services                                 22,448                     1.18%
MITSUBISHI HEAVY IND                       Capital Equipment                             22,403                     1.18%
FUJITSU                                    Capital Equipment                             22,175                     1.17%
SAKURA BANK                                     Finance                                  20,211                     1.07%
FUJI PHOTO FILM CO                          Consumer Goods                               19,851                     1.05%
DENSO CORP                                     Materials                                 19,115                     1.01%
KANSAI ELECTRIC POWER CO                         Energy                                  18,305                     0.97%
MITSUBISHI TRUST                                Finance                                  18,297                     0.97%
EAST JAPAN RAILWAY CO                           Services                                 18,289                     0.96%
MITSUBISHI ESTATE CO                            Finance                                  18,253                     0.96%
BRIDGESTONE CORP                           Capital Equipment                             17,882                     0.94%
NEC CORP                                   Capital Equipment                             17,844                     0.94%
TOKIO MARINE & FIRE                             Finance                                  17,778                     0.94%
TOKAI BANK                                      Finance                                  17,711                     0.93%
NIPPON STEEL CORP                              Materials                                 17,527                     0.92%
ASAHI BANK                                      Finance                                  16,879                     0.89%
NISSAN MOTOR CO                              Consumer Goods                              16,253                     0.86%
DAI NIPPON PRINTING CO                          Services                                 15,911                     0.84%
MITSUBISHI CORP                               WHOLESALE &                                15,504                     0.82%
SANKYO CO                                    Consumer Goods                              13,917                     0.73%
MITSUI & CO                                   WHOLESALE &                                12,944                     0.68%
ROHM CO                                    Capital Equipment                             12,093                     0.64%
KYOCERA CORP                               Capital Equipment                             11,905                     0.63%
SHARP CORP                                   Consumer Goods                              11,331                     0.60%
SUMITOMO ELECTRIC IND                      Capital Equipment                             10,995                     0.58%
TOPPAN PRINTING CO                              Services                                 10,057                     0.53%

                                                                                 INDEX MARKET                  WEIGHT IN
                                                                                CAPITALIZATION                MSCI INDEX
CONSTITUENT NAME                           INDUSTRY SECTOR                    (MILLIONS OF US$)                  (%)
----------------                           ---------------                     -----------------            ---------------
MITSUBISHI ELECTRIC CORP                   Capital Equipment                              9,871                     0.52%
MURATA MANUFACTURING CO                    Capital Equipment                              9,768                     0.52%
SHIN-ETSU CHEMICAL CO                          Materials                                  9,532                     0.50%
MITSUI FUDOSAN CO                               Finance                                   9,457                     0.50%
TORAY INDUSTRIES                               Materials                                  9,321                     0.49%
TOKYO ELECTRON                             Capital Equipment                              9,233                     0.49%
FANUC                                      Capital Equipment                              9,198                     0.49%
KINKI NIPPON RAILWAY CO                         Services                                  9,147                     0.48%
ASAHI GLASS CO                                 Materials                                  8,959                     0.47%
KAO CORP                                     Consumer Goods                               8,896                     0.47%
SUMITOMO CORP                                  WHOLESALE &                                8,849                     0.47%
JUSCO CO                                        Services                                  8,653                     0.46%
KIRIN BREWERY CO                             Consumer Goods                               8,548                     0.45%
DAIWA SECURITIES CO                             Finance                                   8,495                     0.45%
TAISHO PHARMACEUTICAL CO                     Consumer Goods                               8,446                     0.45%
SHIZUOKA BANK                                   Finance                                   8,366                     0.44%
SECOM CO                                        Services                                  8,280                     0.44%
ADVANTEST CORP                             Capital Equipment                              8,242                     0.43%
TOHOKU ELECTRIC POWER CO                         Energy                                   8,194                     0.43%
KAWASAKI STEEL CORP                            Materials                                  8,082                     0.43%
YAMANOUCHI PHARM.                            Consumer Goods                               7,912                     0.42%
ASAHI CHEMICAL IND CO                          Materials                                  7,531                     0.40%
JAPAN AIRLINES CO                               Services                                  7,439                     0.39%
SUMITOMO METAL IND                             Materials                                  7,322                     0.39%
NIPPON EXPRESS CO                              Services                                   7,091                     0.37%
SANYO ELECTRIC CO                            Consumer Goods                               6,975                     0.37%
ACOM CO                                         Finance                                   6,936                     0.37%
MITSUI TRUST & BANK CO                          Finance                                   6,903                     0.36%
SHISEIDO CO                                  Consumer Goods                               6,826                     0.36%
ASAHI BREWERIES                              Consumer Goods                               6,778                     0.36%
TOKYO GAS CO                                     Energy                                   6,774                     0.36%
SEKISUI HOUSE                              Capital Equipment                              6,765                     0.36%
SUMITOMO CHEMICAL CO                           Materials                                  6,363                     0.34%
KOMATSU                                    Capital Equipment                              6,234                     0.33%
NIKON CORP                                 Capital Equipment                              6,120                     0.32%
DAIWA HOUSE IND CO                         Capital Equipment                              6,054                     0.32%
AJINOMOTO CO                                 Consumer Goods                               5,935                     0.31%
ITOCHU CORP                                   WHOLESALE &                                 5,889                     0.31%
MARUI CO                                        Services                                  5,850                     0.31%
OSAKA GAS CO                                     Energy                                   5,801                     0.31%
TOKYU CORP                                      Services                                  5,798                     0.31%
MITSUBISHI CHEMICAL CORP                       Materials                                  5,737                     0.30%
KUBOTA CORP                                Capital Equipment                              5,695                     0.30%
NKK CORP                                       Materials                                  5,624                     0.30%

                                                                                 INDEX MARKET                  WEIGHT IN
                                                                                CAPITALIZATION                MSCI INDEX
CONSTITUENT NAME                           INDUSTRY SECTOR                    (MILLIONS OF US$)                  (%)
----------------                           ---------------                     -----------------            ---------------
NIPPON OIL CO                                    Energy                                   5,511                     0.29%
NIPPON PAPER IND CO                            Materials                                  5,504                     0.29%
KAWASAKI HEAVY IND                         Capital Equipment                              5,444                     0.29%
MARUBENI CORP                                WHOLESALE &                                  5,428                     0.29%
TOYODA AUTOMATIC LOOM                      Capital Equipment                              5,408                     0.29%
SMC CORP                                   Capital Equipment                              5,342                     0.28%
EISAI CO                                     Consumer Goods                               5,323                     0.28%
OJI PAPER CO                                   Materials                                  5,228                     0.28%
KAJIMA CORP                                Capital Equipment                              5,067                     0.27%
JOYO BANK                                       Finance                                   5,001                     0.26%
HOYA CORP                                    Consumer Goods                               4,933                     0.26%
DAIEI                                           Services                                  4,889                     0.26%
OMRON CORP                                 Capital Equipment                              4,881                     0.26%
BANK YOKOHAMA                                   Finance                                   4,844                     0.26%
ORIX CORP                                       Finance                                   4,827                     0.25%
DAIICHI PHARMACEUTICAL                       Consumer Goods                               4,780                     0.25%
SEKISUI CHEMICAL CO                            Materials                                  4,680                     0.25%
YAMATO TRANSPORT CO                           Services                                    4,647                     0.25%
TOSTEM CORP                                    Materials                                  4,569                     0.24%
SUMITOMO MARINE & FIRE                          Finance                                   4,533                     0.24%
OBAYASHI CORP                              Capital Equipment                              4,510                     0.24%
GUNMA BANK                                      Finance                                   4,481                     0.24%
HANKYU CORP                                     Services                                  4,267                     0.23%
NIPPON YUSEN K.K                                Services                                  4,265                     0.23%
MITSUI MARINE & FIRE                            Finance                                   4,233                     0.22%
SHIMIZU CORP                               Capital Equipment                              4,149                     0.22%
CREDIT SAISON CO                                Finance                                   4,138                     0.22%
YASUDA TRUST & BANK CO                          Finance                                   4,128                     0.22%
CHIBA BANK                                      Finance                                   4,074                     0.21%
TAISEI CORP                                Capital Equipment                              4,018                     0.21%
SEVENTY-SEVEN BANK                              Finance                                   4,008                     0.21%
TEIJIN                                         Materials                                  3,962                     0.21%
TOTO                                           Materials                                  3,924                     0.21%
MINEBEA CO                                     Materials                                  3,913                     0.21%
TOYO SEIKAN KAISHA                             Materials                                  3,837                     0.20%
FURUKAWA ELECTRIC CO                       Capital Equipment                              3,710                     0.20%
ODAKYU ELECTRIC RAILWAY                         Services                                  3,708                     0.20%
EBARA CORP                                 Capital Equipment                              3,706                     0.20%
KINDEN CORP                                Capital Equipment                              3,693                     0.19%
MYCAL CORP                                      Services                                  3,616                     0.19%
MITSUBISHI MATERIALS                           Materials                                  3,611                     0.19%
PIONEER ELECTRONIC CORP                      Consumer Goods                               3,583                     0.19%
KURITA WATER INDUSTRIES                    Capital Equipment                              3,511                     0.19%
TOBU RAILWAY CO                                 Services                                  3,491                     0.18%

                                                                                 INDEX MARKET                  WEIGHT IN
                                                                                CAPITALIZATION                MSCI INDEX
CONSTITUENT NAME                           INDUSTRY SECTOR                    (MILLIONS OF US$)                  (%)
----------------                           ---------------                     -----------------            ---------------
UNY CO                                           Services                                 3,478                      0.18%
SUMITOMO METAL MINING CO                         Materials                                3,413                      0.18%
TAKASHIMAYA CO                                   Services                                 3,398                      0.18%
NGK INSULATORS                                   Materials                                3,308                      0.17%
HITACHI ZOSEN CORP                           Capital Equipment                            3,216                      0.17%
YAMAHA CORP                                    Consumer Goods                             3,193                      0.17%
KOKUYO CO                                        Services                                 3,119                      0.16%
NISSIN FOOD PRODUCTS CO                       Consumer Goods                              3,100                      0.16%
YAMAZAKI BAKING CO                            Consumer Goods                              3,040                      0.16%
KURARAY CO                                       Materials                                3,032                      0.16%
NAGOYA RAILROAD CO                               Services                                 3,031                      0.16%
SHIMANO                                       Consumer Goods                              3,023                      0.16%
NICHIDO FIRE & MARINE                             Finance                                 2,985                      0.16%
TBS TOKYO BROADCASTING                           Services                                 2,951                      0.16%
DAINIPPON INK                                    Materials                                2,927                      0.15%
NSK                                         Capital Equipment                             2,919                      0.15%
SEGA ENTREPRISES                               Consumer Goods                             2,878                      0.15%
FUJIKURA                                    Capital Equipment                             2,876                      0.15%
YAMAGUCHI BANK                                    Finance                                 2,810                      0.15%
HIROSE ELECTRIC CO                           Capital Equipment                            2,784                      0.15%
NIPPON MEAT PACKERS                           Consumer Goods                              2,747                      0.14%
MITSUKOSHI                                       Services                                 2,735                      0.14%
ONWARD KASHIYAMA CO                           Consumer Goods                              2,649                      0.14%
NITTO DENKO CORP                                 Materials                                2,633                      0.14%
KYOWA HAKKO KOGYO CO                          Consumer Goods                              2,616                      0.14%
TOHO CO                                          Services                                 2,608                      0.14%
NIPPON FIRE & MARINE                              Finance                                 2,510                      0.13%
CITIZEN WATCH CO                             Consumer Goods                               2,509                      0.13%
UNI-CHARM CORP                                Consumer Goods                              2,460                      0.13%
CASIO COMPUTER CO                            Consumer Goods                               2,432                      0.13%
AUTOBACS SEVEN CO                                Services                                 2,419                      0.13%
NANKAI ELECTRIC RAILWAY                          Services                                 2,417                      0.13%
SAPPORO BREWERIES                             Consumer Goods                              2,411                      0.13%
MITSUBISHI RAYON CO                              Materials                                2,389                      0.13%
YAMAICHI SECURITIES CO                            Finance                                 2,371                      0.13%
SHIONOGI & CO                                 Consumer Goods                              2,367                      0.12%
MAKITA CORP                                  Capital Equipment                            2,208                      0.12%
KANEKA CORP                                      Materials                                2,185                      0.12%
CSK CORP                                         Services                                 2,181                      0.12%
ISETAN CO                                        Services                                 2,162                      0.11%
NTN CORP                                     Capital Equipment                            2,156                      0.11%
ALPS ELECTRIC CO                             Capital Equipment                            2,130                      0.11%
HOKURIKU BANK                                     Finance                                 2,122                      0.11%
KEIHIN ELECTRIC EXPRESS                           Services                                2,121                      0.11%

                                                                                 INDEX MARKET                  WEIGHT IN
                                                                                CAPITALIZATION                MSCI INDEX
CONSTITUENT NAME                           INDUSTRY SECTOR                    (MILLIONS OF US$)                  (%)
----------------                           ---------------                     -----------------            ---------------
CHUGAI PHARMACEUTICAL CO                     Consumer Goods                               2,069                      0.11%
MITSUI MINING & SMELTING                       Materials                                  2,067                      0.11%
KONICA CORP                                  Consumer Goods                               2,063                      0.11%
COSMO OIL CO                                     Energy                                   2,048                      0.11%
SHOWA DENKO K.K                                Materials                                  2,019                      0.11%
AMADA CO                                   Capital Equipment                              1,967                      0.10%
MITSUBISHI LOGISTICS                            Services                                  1,960                      0.10%
AOYAMA TRADING CO                               Services                                  1,960                      0.10%
MITSUI OSK LINES                                Services                                  1,951                      0.10%
HOUSE FOODS(HOUSE FD IND                     Consumer Goods                               1,940                      0.10%
JAPAN ENERGY CORP                                Energy                                   1,937                      0.10%
DAIKIN INDUSTRIES                          Capital Equipment                              1,912                      0.10%
NGK SPARK PLUG CO                              Materials                                  1,900                      0.10%
MITSUBISHI GAS CHEMICAL                        Materials                                  1,890                      0.10%
OLYMPUS OPTICAL CO                         Capital Equipment                              1,885                      0.10%
UBE INDUSTRIES                                 Materials                                  1,881                      0.10%
SUMITOMO HEAVY IND                         Capital Equipment                              1,860                      0.10%
SANWA SHUTTER CORP                             Materials                                  1,834                      0.10%
ASHIKAGA BANK                                   Finance                                   1,831                      0.10%
HIGO BANK                                       Finance                                   1,817                      0.10%
NAMCO                                           Services                                  1,787                      0.09%
WACOAL CORP                                  Consumer Goods                               1,781                      0.09%
MEIJI SEIKA KAISHA                           Consumer Goods                               1,771                      0.09%
CHICHIBU ONODA CEMENT                          Materials                                  1,722                      0.09%
YOKOGAWA ELECTRIC CORP                     Capital Equipment                              1,712                      0.09%
SUMITOMO FORESTRY CO                           Materials                                  1,701                      0.09%
NIPPON COMSYS CORP                         Capital Equipment                              1,691                      0.09%
TOKYO DOME CORP                                 Services                                  1,660                      0.09%
KOMORI CORP                                Capital Equipment                              1,642                      0.09%
NISHIMATSU CONSTRUCTION                    Capital Equipment                              1,632                      0.09%
MITSUBISHI OIL CO                                Energy                                   1,592                      0.08%
DAITO TRUST CONSTRUCTION                   Capital Equipment                              1,571                      0.08%
DAINIPPON SCREEN MFG CO                    Capital Equipment                              1,553                      0.08%
NISSHINBO INDUSTRIES                         Consumer Goods                               1,533                      0.08%
TOSOH CORP                                     Materials                                  1,533                      0.08%
SEINO TRANSPORTATION CO                         Services                                  1,526                      0.08%
HANKYU DEPARTMENT STORES                        Services                                  1,521                      0.08%
MITSUI TOATSU CHEMICALS                        Materials                                  1,501                      0.08%
ARABIAN OIL CO                                   Energy                                   1,498                      0.08%
NIPPON SHOKUBAI CO                             Materials                                  1,440                      0.08%
NIPPON LIGHT METAL CO                          Materials                                  1,437                      0.08%
KANDENKO CO                                Capital Equipment                              1,408                      0.07%
OKUMURA CORP                               Capital Equipment                              1,391                      0.07%
SKYLARK CO                                      Services                                  1,385                      0.07%

                                                                                 INDEX MARKET                  WEIGHT IN
                                                                                CAPITALIZATION                MSCI INDEX
CONSTITUENT NAME                           INDUSTRY SECTOR                    (MILLIONS OF US$)                  (%)
----------------                           ---------------                     -----------------            ---------------
MITSUI ENGINEERING&SHIP.                   Capital Equipment                              1,368                      0.07%
TOYOBO CO                                    Consumer Goods                               1,367                      0.07%
TAIYO YUDEN CO                             Capital Equipment                              1,365                      0.07%
KOYO SEIKO CO                                  Materials                                  1,349                      0.07%
Q. P. CORP                                   Consumer Goods                               1,342                      0.07%
SNOW BRAND MILK PRODUCTS                     Consumer Goods                               1,339                      0.07%
FUJITA KANKO                                    Services                                  1,299                      0.07%
SEIYU                                           Services                                  1,285                      0.07%
TOKYO STEEL MFG CO                             Materials                                  1,273                      0.07%
DAIMARU                                         Services                                  1,261                      0.07%
TAKARA SHUZO CO                              Consumer Goods                               1,247                      0.07%
KAMIGUMI CO                                     Services                                  1,223                      0.06%
TOKYO STYLE CO                               Consumer Goods                               1,210                      0.06%
MORI SEIKI CO                              Capital Equipment                              1,204                      0.06%
LION CORP                                    Consumer Goods                               1,193                      0.06%
DAIFUKU CO                                 Capital Equipment                              1,191                      0.06%
INAX CORP                                      Materials                                  1,177                      0.06%
SHIMACHU CO                                     Services                                  1,161                      0.06%
TAKARA STANDARD CO                           Consumer Goods                               1,138                      0.06%
NIPPON SHEET GLASS CO                          Materials                                  1,129                      0.06%
MEIJI MILK PRODUCTS CO                       Consumer Goods                               1,122                      0.06%
KIKKOMAN CORP                                Consumer Goods                               1,115                      0.06%
KONAMI CO                                       Services                                  1,109                      0.06%
ORIENT CORP                                     Finance                                   1,098                      0.06%
EZAKI GLICO CO                               Consumer Goods                               1,090                      0.06%
KISSEI PHARMACEUTICAL CO                     Consumer Goods                               1,066                      0.06%
TAKUMA CO                                  Capital Equipment                              1,066                      0.06%
DAICEL CHEMICAL IND                            Materials                                  1,063                      0.06%
NICHIREI CORP                                Consumer Goods                               1,062                      0.06%
DAIDO STEEL CO                                 Materials                                  1,058                      0.06%
TSUBAKIMOTO CHAIN CO                       Capital Equipment                              1,032                      0.05%
NORITAKE CO                                  Consumer Goods                               1,021                      0.05%
TEIKOKU OIL CO                                   Energy                                   1,020                      0.05%
OYO CORP                                        Services                                  1,013                      0.05%
TOKYO TATEMONO CO                               Finance                                   1,005                      0.05%
SANDEN CORP                                Capital Equipment                                990                      0.05%
NIHON CEMENT CO                                Materials                                    982                      0.05%
ITOHAM FOODS                                 Consumer Goods                                 957                      0.05%
NAGASE & CO                                    Materials                                    952                      0.05%
GUNZE                                        Consumer Goods                                 946                      0.05%
BROTHER INDUSTRIES                           Consumer Goods                                 938                      0.05%
DENKI KAGAKU KOGYO K.K                         Materials                                    929                      0.05%
KANSAI PAINT CO                                Materials                                    907                      0.05%
KATOKICHI CO                                 Consumer Goods                                 905                      0.05%

                                                                                     INDEX MARKET                  WEIGHT IN
                                                                                    CAPITALIZATION                MSCI INDEX
CONSTITUENT NAME                           INDUSTRY SECTOR                        (MILLIONS OF US$)                  (%)
----------------                           ---------------                         -----------------            ---------------
DAIWA KOSHO LEASE CO                            Finance                                     897                      0.05%
KAWASAKI KISEN KAISHA                          Services                                     891                      0.05%
SUMITOMO OSAKA CEMENT CO                       Materials                                    890                      0.05%
PENTA-OCEAN CONSTRUCTION                   Capital Equipment                                869                      0.05%
MITSUBISHI PAPER MILLS                         Materials                                    854                      0.05%
AMANO CORP                                 Capital Equipment                                852                      0.04%
JACCS CO                                        Finance                                     831                      0.04%
OKUMA CORP                                 Capital Equipment                                828                      0.04%
ISHIHARA SANGYO KAISHA                         Materials                                    820                      0.04%
TOEI CO                                         Services                                    787                      0.04%
NIPPON SHINPAN CO                               Finance                                     754                      0.04%
KUMAGAI GUMI CO                            Capital Equipment                                753                      0.04%
IWATANI INTERNATIONAL                            Energy                                     748                      0.04%
JGC CORP                                   Capital Equipment                                748                      0.04%
KUREHA CHEMICAL IND CO                         Materials                                    739                      0.04%
UNITIKA                                        Materials                                    732                      0.04%
KANEBO                                       Consumer Goods                                 725                      0.04%
UNIDEN CORP                                Capital Equipment                                692                      0.04%
MARUHA CORP                                  Consumer Goods                                 676                      0.04%
TOKYOTOKEIBA CO                                 Services                                    670                      0.04%
NIPPON SUISAN KAISHA                         Consumer Goods                                 667                      0.04%
MAEDA ROAD CONSTRUCTION                    Capital Equipment                                658                      0.03%
NOF CORP                                       Materials                                    656                      0.03%
MAKINO MILLING MACHINE                     Capital Equipment                                656                      0.03%
MITSUI-SOKO CO                                  Services                                    633                      0.03%
NIPPON SHARYO                              Capital Equipment                                622                      0.03%
TOYO ENGINEERING CORP                      Capital Equipment                                613                      0.03%
MISAWA HOMES CO                            Capital Equipment                                613                      0.03%
SANRIO CO                                    Consumer Goods                                 594                      0.03%
KURABO INDUSTRIES                            Consumer Goods                                 572                      0.03%
TRANS COSMOS                                    Services                                    562                      0.03%
KYUDENKO CORP                              Capital Equipment                                553                      0.03%
CHIYODA CORP                               Capital Equipment                                542                      0.03%
SANKYO ALUMINIUM IND CO                        Materials                                    530                      0.03%
JAPAN STEEL WORKS                          Capital Equipment                                516                      0.03%
TOYO EXTERIOR CO                               Materials                                    510                      0.03%
TOA CORP                                   Capital Equipment                                495                      0.03%
OKAMOTO INDUSTRIES                           Multi-Industry                                 485                      0.03%
RENOWN                                       Consumer Goods                                 477                      0.03%
DAIKYO                                          Finance                                     459                      0.02%
GAKKEN CO                                       Services                                    435                      0.02%
FUJITA CORP                                Capital Equipment                                423                      0.02%
HAZAMA CORP                                Capital Equipment                                420                      0.02%
HASEKO CORP                                Capital Equipment                                403                      0.02%

                                                                                     INDEX MARKET                  WEIGHT IN
                                                                                    CAPITALIZATION                MSCI INDEX
CONSTITUENT NAME                           INDUSTRY SECTOR                        (MILLIONS OF US$)                  (%)
----------------                           ---------------                         -----------------            ---------------

KAKEN PHARMACEUTICAL CO                      Consumer Goods                                 382                      0.02%
NIIGATA ENGINEERING CO                     Capital Equipment                                364                      0.02%
NIPPON BEET SUGAR MFG CO                     Consumer Goods                                 362                      0.02%
SATO KOGYO CO                              Capital Equipment                                293                      0.02%
AOKI CORP                                  Capital Equipment                                254                      0.01%
JAPAN METALS & CHEMICALS                       Materials                                    228                      0.01%

                                                                   APPENDIX A-10

                MSCI MALAYSIA (FREE) INDEX AS OF AUGUST 31, 1997


                                                                                     INDEX MARKET                  WEIGHT IN
                                                                                    CAPITALIZATION                MSCI INDEX
CONSTITUENT NAME                           INDUSTRY SECTOR                        (MILLIONS OF US$)                  (%)
----------------                           ---------------                         -----------------            ---------------
TENAGA NASIONAL                                  Energy                                   9,250                     10.76%
TELEKOM MALAYSIA                           Capital Equipment                              9,154                     10.65%
MALAYAN BANKING                                 Finance                                   7,608                      8.85%
SIME DARBY                                   Multi-Industry                               5,505                      6.40%
UNITED ENGINEERS (MAL)                       Multi-Industry                               3,230                      3.76%
RHB CAPITAL (DCB HLDGS)                         Finance                                   2,860                      3.33%
ROTHMANS PALL MALL (MAL)                     Consumer Goods                               2,301                      2.68%
RESORTS WORLD                                   Services                                  2,097                      2.44%
MALAYSIA INT'L SHIPPING                         Services                                  2,058                      2.39%
PROTON                                       Consumer Goods                               1,582                      1.84%
PUBLIC BANK                                     Finance                                   1,565                      1.82%
NESTLE (MALAYSIA)                            Consumer Goods                               1,488                      1.73%
MALAYSIAN AIRLINE SYSTEM                        Services                                  1,466                      1.70%
KUALA LUMPUR KEPONG                            Materials                                  1,455                      1.69%
AMMB HOLDINGS                                   Finance                                   1,422                      1.65%
MAGNUM CORP                                     Services                                  1,395                      1.62%
GOLDEN HOPE PLANTATIONS                        Materials                                  1,322                      1.54%
YTL CORP                                   Capital Equipment                              1,255                      1.46%
BERJAYA LAND                                    Services                                  1,161                      1.35%
COMMERCE ASSET-HOLDING                          Finance                                     964                      1.12%
RASHID HUSSAIN                                  Finance                                     931                      1.08%
PERLIS PLANTATIONS                             Materials                                    909                      1.06%
NEW STRAITS TIMES PRESS                         Services                                    884                      1.03%
EDARAN OTOMOBIL NASIONAL                     Consumer Goods                                 817                      0.95%
MALAYSIAN RESOURCES CORP                        Finance                                     775                      0.90%
IOI CORP                                       Materials                                    758                      0.88%
MBF CAPITAL                                     Finance                                     735                      0.85%
ORIENTAL HOLDINGS                            Consumer Goods                                 728                      0.85%
MALAYSIA MINING CORP                           Materials                                    717                      0.83%
UMW HOLDINGS                               Capital Equipment                                715                      0.83%
TAN CHONG MOTOR HOLDINGS                     Consumer Goods                                 710                      0.83%
SHELL REFINING CO (FOM)                          Energy                                     679                      0.79%
JAYA TIASA HOLDINGS                            Materials                                    679                      0.79%
MALAYAN UNITED IND                           Multi-Industry                                 667                      0.78%
TECHNOLOGY RESOURCES IND                   Capital Equipment                                637                      0.74%
PAN MALAYSIA CEMENT WRKS                       Materials                                    637                      0.74%
MULTI-PURPOSE HOLDINGS                       Multi-Industry                                 607                      0.71%
EKRAN                                      Capital Equipment                                603                      0.70%
HIGHLANDS & LOWLANDS                           Materials                                    599                      0.70%
METROPLEX                                       Finance                                     596                      0.69%

                                                                                     INDEX MARKET                  WEIGHT IN
                                                                                    CAPITALIZATION                MSCI INDEX
CONSTITUENT NAME                           INDUSTRY SECTOR                        (MILLIONS OF US$)                  (%)
----------------                           ---------------                         -----------------            ---------------
MALAYSIAN PACIFIC IND                      Capital Equipment                                572                      0.66%
AMSTEEL CORP                                   Materials                                    561                      0.65%
TIME ENGINEERING                           Capital Equipment                                548                      0.64%
MALAYSIAN OXYGEN                               CHEMICALS                                    532                      0.62%
HUME INDUSTRIES MALAYSIA                       Materials                                    527                      0.61%
GUINNESS ANCHOR                              Consumer Goods                                 518                      0.60%
HONG LEONG PROPERTIES                           Finance                                     509                      0.59%
BERJAYA GROUP                                Multi-Industry                                 509                      0.59%
MALAYAN CEMENT                                 Materials                                    505                      0.59%
HONG LEONG INDUSTRIES                        Multi-Industry                                 497                      0.58%
SUNGEI WAY HOLDINGS                            Materials                                    475                      0.55%
TA ENTERPRISE                                   Finance                                     450                      0.52%
MULPHA INTERNATIONAL                         Multi-Industry                                 440                      0.51%
RJ REYNOLDS                                  Consumer Goods                                 431                      0.50%
LEADER UNIVERSAL HLDGS                         Materials                                    420                      0.49%
KEDAH CEMENT HOLDINGS                          Materials                                    412                      0.48%
MYCOM                                           Finance                                     383                      0.44%
IDRIS HYDRAULIC MALAYSIA                        Finance                                     375                      0.44%
LAND & GENERAL                               Multi-Industry                                 374                      0.44%
KIAN JOO CAN FACTORY                           Materials                                    345                      0.40%
IGB CORP                                        Finance                                     325                      0.38%
PROMET                                     Capital Equipment                                300                      0.35%
LANDMARKS                                       Services                                    298                      0.35%
KEMAYAN CORP                                   Materials                                    270                      0.31%
SELANGOR PROPERTIES                             Finance                                     223                      0.26%
MALAYSIAN MOSAICS                              WHOLESALE &                                  217                      0.25%
PETALING GARDEN                                 Finance                                     190                      0.22%
PILECON ENGINEERING                        Capital Equipment                                181                      0.21%
JOHAN HOLDINGS                             Capital Equipment                                172                      0.20%
GOLDEN PLUS HOLDINGS                           Materials                                    151                      0.18%
ANTAH HOLDINGS                                  Finance                                     150                      0.17%
MALAYAWATA STEEL                               Materials                                    133                      0.15%
AOKAM PERDANA                                  Materials                                    124                      0.14%
ALUMINIUM COMPANY OF MAL                       Materials                                    118                      0.14%
PALMCO HOLDINGS                                Materials                                    110                      0.13%
KELANAMAS INDUSTRIES                         Multi-Industry                                 104                      0.12%

                                                                   APPENDIX A-11

                 MSCI MEXICO (FREE) INDEX AS OF AUGUST 31, 1997

                                                                                     INDEX MARKET                  WEIGHT IN
                                                                                    CAPITALIZATION                MSCI INDEX
CONSTITUENT NAME                           INDUSTRY SECTOR                        (MILLIONS OF US$)                  (%)
----------------                           ---------------                         -----------------            ---------------
TELMEX TELEFONOS MEX L                     Capital Equipment                              13779                     14.50%
GRUPO MODELO C                               Consumer Goods                                6877                      7.24%
GRUPO CARSO                                  Multi-Industry                                6356                      6.69%
KIMBERLY-CLARK MEXICO A                      Consumer Goods                                6162                      6.48%
TELMEX TELEFONOS MEX A                     Capital Equipment                               5538                      5.83%
GRUPO TELEVISA CPO                              Services                                   5073                      5.34%
ALFA                                         Multi-Industry                                4583                      4.82%
CIFRA B                                         Services                                   4571                      4.81%
FOMENTO ECONOMICO MEX.                       Consumer Goods                                3747                      3.94%
CEMEX A                                        Materials                                   2777                      2.92%
BIMBO ACP                                    Consumer Goods                                2705                      2.85%
GRUPO MEXICO B                                 Materials                                   2685                      2.83%
DESC B                                       Multi-Industry                                2510                      2.64%
EMPRESAS MODERNA ACP                         Consumer Goods                                2448                      2.58%
CEMEX B                                        Materials                                   2388                      2.51%
APASCO                                         Materials                                   2069                      2.18%
GRUPO FIN BANACCI B                             Finance                                    1934                      2.04%
INDUSTRIAS PENOLES CP                          Materials                                   1851                      1.95%
GRUPO ICA                                  Capital Equipment                               1659                      1.75%
VITRO                                          Materials                                   1583                      1.67%
GRUPO FIN BANCOMER B                            Finance                                    1580                      1.66%
LIVERPOOL (EL PUERTO) 1                         Services                                   1502                      1.58%
CIFRA C                                         Services                                   1415                      1.49%
TAMSA                                      Capital Equipment                               1252                      1.32%
CEMEX CPO                                      Materials                                   1188                      1.25%
CONTROLADORA COM MEX UBC                        Services                                   1098                      1.16%
GRUPO IND'L MASECA B2                        Consumer Goods                                1036                      1.09%
GRUPO CONTINENTAL                            Consumer Goods                                 937                      0.99%
GRUPO FIN BBV-PROBURSA B                        Finance                                     706                      0.74%
GRUPO FIN BANACCI L                             Finance                                     518                      0.55%
TRANSPORTACION MARIT. L                        Services                                     431                      0.45%
EMPAQUES PONDEROSA                             Materials                                    374                      0.39%
CYDSA                                          Materials                                    361                      0.38%
CONSORCIO G GRUPO DINA                     Capital Equipment                                300                      0.32%
GRUPO FIN SERFIN B                              Finance                                     261                      0.27%
LIVERPOOL (EL PUERTO) C1                        Services                                    233                      0.25%
GRUPO HERDEZ B                               Consumer Goods                                 232                      0.24%
GRUPO FIN SERFIN L                              Finance                                     209                      0.22%
GRUPO SIMEC B                                  Materials                                     73                      0.08%
GRUPO SITUR B                                   Services                                     31                      0.03%

                                                                   APPENDIX A-12

                  MSCI NETHERLANDS INDEX AS OF AUGUST 31, 1997

                                                                                     INDEX MARKET                  WEIGHT IN
                                                                                    CAPITALIZATION                MSCI INDEX
CONSTITUENT NAME                           INDUSTRY SECTOR                        (MILLIONS OF US$)                  (%)
----------------                           ---------------                         -----------------            ---------------
ROYAL DUTCH PETROLEUM CO                         Energy                                 109,202                     34.64%
ING GROEP                                       Finance                                  35,903                     11.39%
UNILEVER NV CERT                             Consumer Goods                              32,459                     10.30%
ABN AMRO HOLDING                                Finance                                  27,391                      8.69%
PHILIPS ELECTRONICS                          Consumer Goods                              25,249                      8.01%
KON. PTT NEDERLAND                         Capital Equipment                             16,745                      5.31%
AHOLD (KON.)                                    Services                                 12,792                      4.06%
AKZO NOBEL                                     Materials                                 11,078                      3.51%
ELSEVIER                                        Services                                 10,127                      3.21%
WOLTERS KLUWER                                  Services                                  8,058                      2.56%
HEINEKEN NV                                  Consumer Goods                               7,935                      2.52%
GETRONICS                                       Services                                  2,607                      0.83%
KLM                                             Services                                  2,354                      0.75%
OCE(OCE-VAN DER GRINTEN)                   Capital Equipment                              2,344                      0.74%
KONINKLIJKE KNP BT                             Materials                                  2,234                      0.71%
HOOGOVENS (KON.)                               Materials                                  1,834                      0.58%
ASR VERZEKER(STAD ROTTER                        Finance                                   1,662                      0.53%
IHC CALAND                                 Capital Equipment                              1,548                      0.49%
STORK (VER MACHINE.)                       Capital Equipment                              1,258                      0.40%
PAKHOED (KON.)                             Capital Equipment                              1,098                      0.35%
HOLLANDSCHE BETON GROEP                    Capital Equipment                                735                      0.23%
NEDLLOYD (KON.)                                 Services                                    678                      0.22%

                                                                   APPENDIX A-13

               MSCI SINGAPORE (FREE) INDEX AS OF AUGUST 31, 1997

                                                                                     INDEX MARKET                  WEIGHT IN
                                                                                    CAPITALIZATION                MSCI INDEX
CONSTITUENT NAME                           INDUSTRY SECTOR                        (MILLIONS OF US$)                  (%)
----------------                           ---------------                         -----------------            ---------------
SINGAPORE TELECOM                          Capital Equipment                              8,913                     14.05%
OCBC BANK FGN                                   Finance                                   6,615                     10.43%
UNITED OVERSEAS BANK FGN                        Finance                                   6,539                     10.31%
SINGAPORE AIRLINES FGN                          Services                                  6,529                     10.29%
DEVELOPMENT BK SING FGN                         Finance                                   5,125                      8.08%
CITY DEVELOPMENTS                               Finance                                   5,010                      7.90%
KEPPEL CORP                                  Multi-Industry                               2,714                      4.28%
DBS LAND                                        Finance                                   2,594                      4.09%
SINGAPORE PRESS HLDG FGN                        Services                                  2,565                      4.04%
CREATIVE TECHNOLOGY                        Capital Equipment                              1,787                      2.82%
FRASER & NEAVE                               Consumer Goods                               1,577                      2.49%
CYCLE & CARRIAGE                             Consumer Goods                               1,345                      2.12%
PARKWAY HOLDINGS                                Finance                                   1,200                      1.89%
SINGAPORE TECH IND'L                         Multi-Industry                               1,049                      1.65%
UIC UNITED INDUSTRIAL                           Finance                                     920                      1.45%
NATSTEEL                                       Materials                                    890                      1.40%
UNITED OVERSEAS LAND                            Finance                                     683                      1.08%
FIRST CAPITAL CORP                              Finance                                     655                      1.03%
JURONG SHIPYARD                            Capital Equipment                                615                      0.97%
HOTEL PROPERTIES                                Services                                    570                      0.90%
STRAITS TRADING                                Materials                                    550                      0.87%
INCHCAPE BERHAD                              Multi-Industry                                 547                      0.86%
NEPTUNE ORIENT LINES NOL                        Services                                    544                      0.86%
OVERSEAS UNION ENT.                             Services                                    520                      0.82%
SHANGRI-LA HOTEL                                Services                                    406                      0.64%
COMFORT GROUP                                   Services                                    387                      0.61%
HAW PAR BROTHERS INT'L                       Multi-Industry                                 356                      0.56%
METRO HOLDINGS                                  Services                                    299                      0.47%
SEMBAWANG MARITIME                              Services                                    298                      0.47%
IPC CORP                                   Capital Equipment                                287                      0.45%
ROBINSON AND CO                                 Services                                    278                      0.44%
HAI SUN HUP GROUP                               Services                                    277                      0.44%
LUM CHANG HOLDINGS                           Multi-Industry                                 206                      0.32%
GOLDTRON                                   Capital Equipment                                191                      0.30%
VAN DER HORST                              Capital Equipment                                162                      0.25%
CHUAN HUP HOLDINGS                         Capital Equipment                                134                      0.21%
PRIMA                                        Consumer Goods                                 111                      0.18%

                                                                   APPENDIX A-14

                     MSCI SPAIN INDEX AS OF AUGUST 31, 1997

                                                                                     INDEX MARKET                  WEIGHT IN
                                                                                    CAPITALIZATION                MSCI INDEX
CONSTITUENT NAME                           INDUSTRY SECTOR                        (MILLIONS OF US$)                  (%)
----------------                           ---------------                         -----------------            ---------------
TELEFONICA DE ESPANA                       Capital Equipment                             24,409                   17.22%
ENDESA EMPRESA NAL ELEC.                         Energy                                  21,002                   14.81%
BANCO BILBAO VIZCAYA                            Finance                                  17,817                   12.57%
BANCO SANTANDER                                 Finance                                  13,363                    9.42%
REPSOL                                           Energy                                  11,879                    8.38%
IBERDROLA                                        Energy                                  10,140                    7.15%
GAS NATURAL SDG                                  Energy                                   6,725                    4.74%
ARGENTARIA CORP BANCARIA                        Finance                                   6,100                    4.30%
BANCO CENTRAL HISPANO                           Finance                                   6,067                    4.28%
AUTOPISTAS CESA (ACESA)                         Services                                  2,861                    2.02%
UNION ELECTRICA FENOSA                           Energy                                   2,365                    1.67%
TABACALERA                                   Consumer Goods                               1,967                    1.39%
ACERINOX                                       Materials                                  1,929                    1.36%
FOMENTO CONST Y CONTR                      Capital Equipment                              1,794                    1.27%
MAPFRE (CORPORACION)                            Finance                                   1,672                    1.18%
AGUAS DE BARCELONA                              Services                                  1,625                    1.15%
ALBA (CORP FINANCIERA)                       Multi-Industry                               1,592                    1.12%
ZARDOYA OTIS                               Capital Equipment                              1,190                    0.84%
DRAGADOS Y CONSTRUCCION                    Capital Equipment                              1,078                    0.76%
VALLEHERMOSO                                    Finance                                   1,000                    0.71%
EBRO AGRICOLAS                               Consumer Goods                                 853                    0.60%
METROVACESA                                     Finance                                     837                    0.59%
PROSEGUR                                        Services                                    667                    0.47%
PORTLAND VALDERRIVAS                           Materials                                    586                    0.41%
VISCOFAN                                       Materials                                    520                    0.37%
URALITA                                        Materials                                    510                    0.36%
ENCE EMPR NAC CELULOSAS                        Materials                                    378                    0.27%
URBIS (INMOBILIARIA)                            Finance                                     348                    0.25%
SARRIO                                         Materials                                    230                    0.16%
ERCROS                                         Materials                                    163                    0.11%
AGUILA (EL)                                  Consumer Goods                                 117                    0.08%

                                                                   APPENDIX A-15

                    MSCI SWEDEN INDEX AS OF AUGUST 31, 1997

                                                                                     INDEX MARKET               WEIGHT IN
                                                                                    CAPITALIZATION             MSCI INDEX
CONSTITUENT NAME                           INDUSTRY SECTOR                        (MILLIONS OF US$)               (%)
----------------                           ---------------                         -----------------         ---------------
ERICSSON (LM) B                            Capital Equipment                             40,179                   25.93%
ASTRA A                                      Consumer Goods                              21,380                   13.80%
ABB AB A                                   Capital Equipment                              9,745                    6.29%
HENNES & MAURITZ B                              Services                                  7,826                    5.05%
VOLVO B                                      Consumer Goods                               7,794                    5.03%
SVENSKA HANDELSBK A                             Finance                                   6,678                    4.31%
SKAND.ENSKILDA BANKEN A                         Finance                                   5,672                    3.66%
ELECTROLUX B                                 Consumer Goods                               5,224                    3.37%
ASTRA B                                      Consumer Goods                               4,635                    2.99%
SKANSKA B                                  Capital Equipment                              4,532                    2.92%
SCA SV CELLULOSA B                             Materials                                  4,388                    2.83%
STORA KOPPARBERG A                             Materials                                  4,168                    2.69%
SKANDIA FORSAKRING                              Finance                                   3,976                    2.57%
ABB AB B                                   Capital Equipment                              3,934                    2.54%
ATLAS COPCO A                              Capital Equipment                              3,706                    2.39%
VOLVO A                                      Consumer Goods                               3,540                    2.28%
AGA A                                          Materials                                  1,905                    1.23%
SCANCEM A                                      Materials                                  1,859                    1.20%
ATLAS COPCO B                              Capital Equipment                              1,834                    1.18%
TRELLEBORG B                                 Multi-Industry                               1,808                    1.17%
SKF B                                          Materials                                  1,729                    1.12%
SECURITAS B                                     Services                                  1,713                    1.11%
AGA B                                          Materials                                  1,632                    1.05%
SWEDISH MATCH                                Consumer Goods                               1,411                    0.91%
SKF A                                      Capital Equipment                              1,258                    0.81%
STORA KOPPARBERG B                             Materials                                    935                    0.60%
SVENSKA HANDELSBK B                             Finance                                     622                    0.40%
ESSELTE A                                       Services                                    475                    0.31%
ESSELTE B                                       Services                                    391                    0.25%

                                                                   APPENDIX A-16

                  MSCI SWITZERLAND INDEX AS OF AUGUST 31, 1997

                                                                                     INDEX MARKET             WEIGHT IN
                                                                                    CAPITALIZATION           MSCI INDEX
CONSTITUENT NAME                           INDUSTRY SECTOR                        (MILLIONS OF US$)             (%)
----------------                           ---------------                         -----------------       ---------------
NOVARTIS NAMEN                               Consumer Goods                              88,496                   23.16%
ROCHE HOLDING GENUSS                         Consumer Goods                              59,413                   15.55%
NESTLE                                       Consumer Goods                              45,849                   12.00%
ROCHE HOLDING INHABER                        Consumer Goods                              24,177                    6.33%
CREDIT SUISSE                                   Finance                                  23,489                    6.15%
UBS INH(SCHWEIZ BANKGES                         Finance                                  21,100                    5.52%
SCHWEIZ RUECKVERS                               Finance                                  19,467                    5.09%
SCHWEIZ BANKVEREIN                              Finance                                  18,731                    4.90%
ZUERICH VERSICHERUNG                            Finance                                  17,067                    4.47%
ABB AG INHABER                             Capital Equipment                             11,954                    3.13%
NOVARTIS INHABER                             Consumer Goods                               9,364                    2.45%
ADECCO PORTEUR                                  Services                                  5,617                    1.47%
UBS NAM(SCHWEIZ BANKGES                         Finance                                   4,388                    1.15%
HOLDERBANK INHABER                             Materials                                  4,277                    1.12%
ALUSUISSE-LONZA HLDG NAM                     Multi-Industry                               3,534                    0.92%
SAIRGROUP NAMEN(SWISSAIR                        Services                                  2,737                    0.72%
SULZER                                     Capital Equipment                              2,554                    0.67%
SGS SURVEILLANCE PORT                           Services                                  2,097                    0.55%
SMH PORTEUR                                  Consumer Goods                               2,027                    0.53%
SMH NOM                                      Consumer Goods                               1,980                    0.52%
HOLDERBANK NAMEN                               Materials                                  1,797                    0.47%
ALUSUISSE-LONZA HLDG INH                     Multi-Industry                               1,762                    0.46%
ABB AG NAMEN                               Capital Equipment                              1,601                    0.42%
KUONI REISEN NAMEN B                            Services                                  1,321                    0.35%
SGS SURVEILLANCE NOM                            Services                                    986                    0.26%
SCHINDLER NAMEN                            Capital Equipment                                977                    0.26%
VALORA HOLDING NAMEN                            Services                                    857                    0.22%
SCHINDLER PART                             Capital Equipment                                767                    0.20%
SIKA FINANZ INHABER                            Materials                                    757                    0.20%
FISCHER (GEORG) INHABER                    Capital Equipment                                748                    0.20%
FORBO HOLDING                                  Materials                                    609                    0.16%
DANZAS HOLDING                                  Services                                    496                    0.13%
JELMOLI HOLDING INHABER                         Services                                    451                    0.12%
MOEVENPICK INHABER                              Services                                    356                    0.09%
JELMOLI HOLDING NAMEN                           Services                                    225                    0.06%
FISCHER (GEORG) NAMEN                      Capital Equipment                                141                    0.04%

                                                                   APPENDIX A-17

                MSCI UNITED KINGDOM INDEX AS OF AUGUST 31, 1997

                                                                                     INDEX MARKET             WEIGHT IN
                                                                                    CAPITALIZATION           MSCI INDEX
CONSTITUENT NAME                           INDUSTRY SECTOR                        (MILLIONS OF US$)             (%)
----------------                           ---------------                         -----------------       ---------------
BRITISH PETROLEUM                                Energy                                  79,888                    6.68%
GLAXO WELLCOME                               Consumer Goods                              71,015                    5.94%
LLOYDS TSB GROUP                                Finance                                  62,861                    5.26%
HSBC HOLDINGS (HKD 10)                          Finance                                  53,319                    4.46%
SMITHKLINE BEECHAM                           Consumer Goods                              47,778                    4.00%
BRITISH TELECOM                            Capital Equipment                             41,175                    3.44%
BARCLAYS                                        Finance                                  34,903                    2.92%
ZENECA GROUP                                 Consumer Goods                              30,038                    2.51%
HSBC HOLDINGS (GBP 0.75)                        Finance                                  27,350                    2.29%
MARKS & SPENCER                                 Services                                 26,993                    2.26%
BAT INDUSTRIES                               Multi-Industry                              25,978                    2.17%
UNILEVER PLC                                 Consumer Goods                              22,585                    1.89%
CABLE & WIRELESS                           Capital Equipment                             19,658                    1.64%
GRAND METROPOLITAN                           Consumer Goods                              19,329                    1.62%
BG                                               Energy                                  19,289                    1.61%
PRUDENTIAL CORP                                 Finance                                  19,001                    1.59%
ABBEY NATIONAL                                  Finance                                  18,942                    1.58%
GENERAL ELECTRIC PLC                       Capital Equipment                             17,187                    1.44%
REUTERS HOLDINGS                                Services                                 17,143                    1.43%
GUINNESS                                     Consumer Goods                              17,115                    1.43%
RIO TINTO PLC REG (RTZ)                        Materials                                 16,904                    1.41%
VODAFONE GROUP                             Capital Equipment                             15,732                    1.32%
TESCO                                           Services                                 14,450                    1.21%
BTR                                          Multi-Industry                              14,443                    1.21%
SAINSBURY (J)                                   Services                                 12,895                    1.08%
ROYAL & SUN ALLIANCE INS                        Finance                                  12,406                    1.04%
BRITISH SKY BROADCASTING                        Services                                 12,128                    1.01%
BASS                                            Services                                 11,865                    0.99%
BOOTS CO                                        Services                                 11,783                    0.99%
IMPERIAL CHEMICAL ICI                          Materials                                 11,740                    0.98%
GRANADA GROUP                                Multi-Industry                              11,582                    0.97%
NATIONAL POWER                                   Energy                                  11,166                    0.93%
BRITISH AIRWAYS                                 Services                                 10,807                    0.90%
GREAT UNIVERSAL STORES                          Services                                 10,227                    0.86%
REED INTERNATIONAL                              Services                                 10,119                    0.85%
BRITISH AEROSPACE                          Capital Equipment                             10,085                    0.84%
CADBURY SCHWEPPES                            Consumer Goods                               9,288                    0.78%
LEGAL & GENERAL GROUP                           Finance                                   9,159                    0.77%
BOC GROUP                                      Materials                                  8,378                    0.70%
SCOTTISH POWER                                   Energy                                   8,306                    0.69%

                                                                                     INDEX MARKET             WEIGHT IN
                                                                                    CAPITALIZATION           MSCI INDEX
CONSTITUENT NAME                           INDUSTRY SECTOR                        (MILLIONS OF US$)             (%)
----------------                           ---------------                         -----------------       ---------------
COMMERCIAL UNION                                Finance                                   8,249                    0.69%
ROYAL BANK OF SCOTLAND                          Finance                                   8,066                    0.67%
KINGFISHER                                      Services                                  7,907                    0.66%
ASSOCIATED BRITISH FOODS                     Consumer Goods                               7,572                    0.63%
LAND SECURITIES                                 Finance                                   7,537                    0.63%
NATIONAL GRID GROUP                              Energy                                   7,357                    0.62%
SCOTTISH & NEWCASTLE                            Services                                  7,250                    0.61%
EMI GROUP                                    Consumer Goods                               7,057                    0.59%
GKN                                        Capital Equipment                              6,774                    0.57%
PEARSON                                         Services                                  6,718                    0.56%
SAFEWAY PLC                                     Services                                  6,623                    0.55%
PEN & ORIENTAL STEAM                            Services                                  6,420                    0.54%
CENTRICA                                         Energy                                   6,341                    0.53%
RAILTRACK GROUP                                 Services                                  6,264                    0.52%
SCHRODERS                                       Finance                                   5,996                    0.50%
UNITED UTILITIES                                Services                                  5,926                    0.50%
BRITISH STEEL                                  Materials                                  5,717                    0.48%
ROLLS-ROYCE                                Capital Equipment                              5,607                    0.47%
LADBROKE GROUP                                  Services                                  4,932                    0.41%
THAMES WATER                                    Services                                  4,782                    0.40%
BLUE CIRCLE INDUSTRIES                         Materials                                  4,638                    0.39%
CARLTON COMMUNICATIONS                          Services                                  4,624                    0.39%
RANK GROUP                                      Services                                  4,559                    0.38%
TI GROUP                                     Multi-Industry                               4,553                    0.38%
LUCASVARITY                                    Materials                                  4,536                    0.38%
NEXT                                            Services                                  4,505                    0.38%
BRITISH LAND CO                                 Finance                                   4,420                    0.37%
RMC GROUP                                      Materials                                  4,216                    0.35%
WOLSELEY                                       Materials                                  4,101                    0.34%
LASMO                                            Energy                                   4,057                    0.34%
SMITHS INDUSTRIES                          Capital Equipment                              4,042                    0.34%
GUARDIAN ROYAL EXCHANGE                         Finance                                   4,002                    0.33%
MERCURY ASSET MGMT GROUP                        Finance                                   3,954                    0.33%
SOUTHERN ELECTRIC                                Energy                                   3,602                    0.30%
WILLIAMS                                        Services                                  3,571                    0.30%
BURMAH CASTROL                                   Energy                                   3,531                    0.30%
ANGLIAN WATER                                   Services                                  3,409                    0.29%
ELECTROCOMPONENTS                          Capital Equipment                              3,189                    0.27%
MEPC                                            Finance                                   3,185                    0.27%
HANSON                                         Materials                                  3,125                    0.26%
TATE & LYLE                                  Consumer Goods                               2,917                    0.24%
ARGOS                                           Services                                  2,881                    0.24%
BPB                                            Materials                                  2,825                    0.24%
PROVIDENT FINANCIAL                             Finance                                   2,815                    0.24%

                                                                                     INDEX MARKET             WEIGHT IN
                                                                                    CAPITALIZATION           MSCI INDEX
CONSTITUENT NAME                           INDUSTRY SECTOR                        (MILLIONS OF US$)             (%)
----------------                           ---------------                         -----------------       ---------------
BBA GROUP                                      Materials                                  2,606                    0.22%
REDLAND                                        Materials                                  2,454                    0.21%
PILKINGTON                                     Materials                                  2,446                    0.20%
REXAM                                          Materials                                  2,433                    0.20%
ARJO WIGGINS APPLETON                          Materials                                  2,345                    0.20%
JOHNSON MATTHEY                              Multi-Industry                               2,211                    0.18%
HAMMERSON                                       Finance                                   2,147                    0.18%
COURTAULDS                                     Materials                                  2,075                    0.17%
UNIGATE                                      Consumer Goods                               2,042                    0.17%
SLOUGH ESTATES                                  Finance                                   2,015                    0.17%
HYDER                                           Services                                  1,938                    0.16%
IMI                                          Multi-Industry                               1,924                    0.16%
CARADON                                        Materials                                  1,799                    0.15%
TARMAC                                         Materials                                  1,796                    0.15%
UNITED BISCUITS                              Consumer Goods                               1,776                    0.15%
FKI                                        Capital Equipment                              1,737                    0.15%
LONRHO                                       Multi-Industry                               1,569                    0.13%
SEARS                                           Services                                  1,560                    0.13%
DE LA RUE                                       Services                                  1,434                    0.12%
OCEAN GROUP                                     Services                                  1,419                    0.12%
T & N                                      Capital Equipment                              1,386                    0.12%
COATS VIYELLA                                Consumer Goods                               1,351                    0.11%
HARRISONS & CROSFIELD                        Multi-Industry                               1,284                    0.11%
GREAT PORTLAND ESTATES                          Finance                                   1,272                    0.11%
RUGBY GROUP                                    Materials                                  1,246                    0.10%
TAYLOR WOODROW                             Capital Equipment                              1,187                    0.10%
ENGLISH CHINA CLAYS                            Materials                                  1,162                    0.10%
COBHAM                                     Capital Equipment                              1,148                    0.10%
BICC                                       Capital Equipment                              1,147                    0.10%
BOWTHORPE                                  Capital Equipment                              1,137                    0.10%
VICKERS                                    Capital Equipment                              1,080                    0.09%
SEDGWICK GROUP                                  Finance                                   1,071                    0.09%
RACAL ELECTRONICS                          Capital Equipment                              1,040                    0.09%
THORN                                        Consumer Goods                                 984                    0.08%
BARRATT DEVELOPMENTS                       Capital Equipment                                964                    0.08%
ST JAMES'S PLACE CAP(NEW                        Finance                                     935                    0.08%
LAIRD GROUP                                Capital Equipment                                903                    0.08%
MEYER INTERNATIONAL                            Materials                                    882                    0.07%
WILLIS CORROON GROUP                            Finance                                     847                    0.07%
HEPWORTH                                       Materials                                    821                    0.07%
LEX SERVICE                                     Services                                    818                    0.07%
WIMPEY (GEORGE)                            Capital Equipment                                787                    0.07%
DELTA                                      Capital Equipment                                701                    0.06%
MARLEY                                         Materials                                    608                    0.05%

                                                                                     INDEX MARKET             WEIGHT IN
                                                                                    CAPITALIZATION           MSCI INDEX
CONSTITUENT NAME                           INDUSTRY SECTOR                        (MILLIONS OF US$)             (%)
----------------                           ---------------                         -----------------       ---------------
WILSON (CONNOLLY) HLDGS                    Capital Equipment                                555                    0.05%
COURTAULDS TEXTILES                          Consumer Goods                                 552                    0.05%
AMEC                                       Capital Equipment                                474                    0.04%
TRANSPORT DEVELOPMENT                           Services                                    369                    0.03%

                                                                      APPENDIX B

               The Fund intends to effect deliveries of Portfolio Securities on a basis of "T" plus three New York business days (i.e., days on which the New York Stock Exchange is open) in the relevant foreign market of each WEBS Index Series, except as discussed below. The ability of the Fund to effect in-kind redemptions within three New York business days of receipt of a redemption request is subject, among other things, to the condition that, within the time period from the date of the request to the date of delivery of the securities, there are no days that are local market holidays but "good" New York business days. For every occurrence of one or more intervening holidays in the local market that are not holidays observed in New York, the redemption settlement cycle will be extended by the number of such intervening local holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Fund from delivering securities within three New York business days.

               The securities delivery cycles currently practicable for transferring Portfolio Securities to redeeming investors, coupled with local market holiday schedules, will require a delivery process longer than seven calendar days for some WEBS Index Series, in certain circumstances, during the fourth quarter of 1997 and calendar year 1998. The holidays applicable to each WEBS Index Series during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for each WEBS Index Series. The proclamation of new holidays, the treatment by market participants of certain days as "informal holidays" (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

THE AUSTRALIA WEBS INDEX SERIES

                REGULAR HOLIDAYS. The regular Australian holidays affecting the relevant securities markets (and their respective dates in the forth quarter of 1997 and calendar year 1998) are as follows:

                         Labour Day(1)                  -  October 6, 1997
                         Melbourne Cup Day(2)           -  November 4, 1997
                         Christmas Day                  -  December 25, 1997
                         Boxing Day                     -  December 26, 1997
                         New Year's Day                 -  January 1, 1998
                         Australia Day                  -  January 26, 1998
                         Labour Day(2)                  -  March 9, 1998
                         Good Friday                    -  April 10, 1998
                         Easter Monday                  -  April 13, 1998
                         Queens Birthday                -  June 8, 1998
                         Bank Holiday(1)                -  August 3, 1998
                         Labour Day                     -  October 5, 1998
                         Melbourne Cup Day              -  November 10, 1998
                         Christmas Day                  -  December 25, 1998

               REDEMPTION. The Fund is not aware of a redemption request over any Australian holiday that would result in a settlement period that will exceed 7 calendar days in the fourth quarter of 1997 and calendar year 1998.

1. NSW only.
2. Victoria only.

THE AUSTRIA WEBS INDEX SERIES

               REGULAR HOLIDAYS. The regular Austrian holidays affecting the relevant securities markets (and their respective dates in the fourth quarter of 1997 and calendar year 1998) are as follows:

                           Immaculate Conception         -  December 8, 1997
                           Christmas Eve                 -  December 24, 1997
                           Christmas Day                 -  December 25, 1997
                           St. Stephen's Day             -  December 26, 1997
                           New Year's Day                -  January 1, 1998
                           Epiphany                      -  January 6, 1998
                           Good Friday(1)                -  April 10, 1998
                           Easter Monday                 -  April 13, 1998
                           Labour Day                    -  May 1, 1998
                           Ascension Day                 -  May 21, 1998
                           Whit Monday                   -  June 1, 1998
                           Corpus Christi                -  June 11, 1998
                           National Holiday              -  October 26, 1998
                           Immaculate Conception         -  December 8, 1998
                           Christmas Eve                 -  December 24, 1998
                           Christmas Day                 -  December 25, 1998
                           New Year's Eve(1)             -  December 31, 1998

               REDEMPTION. A redemption request over the following Austrian holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the days particular holidays fall in the fourth quarter of 1997 and calendar year 1998):

                                           REDEMPTION              REDEMPTION
    DATE               HOLIDAY          REQUEST DATE (R)         SETTLEMENT DATE     SETTLEMENT PERIOD
    ----               -------          ----------------         ---------------     -----------------
  12/24/97         Christmas Eve            12/19/97                12/29/97               R+10
  12/25/97         Christmas Day            12/22/97                12/30/97               R+8
  12/26/97         St. Stephen's Day        12/23/97                12/31/97               R+8

               In the fourth quarter of 1997 and calendar year 1998, R+10 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the Austria WEBS Index Series.

1. Exchange only.

THE BELGIUM WEBS INDEX SERIES

               REGULAR HOLIDAYS. The regular Belgian holidays affecting the relevant securities markets (and their respective dates in the fourth quarter of 1997 and calendar year 1998) are as follows:

                            Bank Holiday                   -  November 3, 1997
                            Remembrance Day                -  November 11, 1997
                            Christmas Day                  -  December 25, 1997
                            Bridging Day                   -  December 26, 1997
                            New Years Eve(1)               -  December 31, 1997
                            New Years Day                  -  January 1, 1998
                            Good Friday(1)                 -  April 10, 1998
                            Easter Monday                  -  April 13, 1998
                            Labour Day                     -  May 1, 1998
                            Ascension Day                  -  May 21, 1998
                            Bank Holiday                   -  May 22, 1998
                            Whit Monday                    -  June 1, 1998
                            National Day                   -  July 21, 1998
                            Bank Holiday                   -  August 17, 1998
                            Bank Holiday                   -  November 2, 1998
                            Remebrance Day                 -  November 11, 1998
                            Christmas Day(1)               -  December 25, 1998
                            New Years Eve                  -  December 31, 1998

               REDEMPTION. A redemption request over the following Belgian holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the days particular holidays fall in the fourth quarter of 1997 and calendar year 1998):

                                              REDEMPTION               REDEMPTION
    DATE               HOLIDAY              REQUEST DATE (R)         SETTLEMENT DATE           SETTLEMENT PERIOD
    ----               -------              ----------------         ---------------           -----------------
  12/25/97         Christmas Day               12/24/97                  1/2/98                      R+9
  12/26/97         Bridging Day
  12/31/97         New Year's Eve
   1/1/98          New Year's Day

               In the fourth quarter of 1997 and calendar year 1998, R+9 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the Belgium WEBS Index Series.

1. Exchange only.

THE CANADA WEBS INDEX SERIES

               REGULAR HOLIDAYS. The regular Canadian holidays affecting the relevant securities markets (and their respective dates in the fourth quarter of 1997 and calendar year 1998) are as follows:

                             Thanksgiving Day              -  October 13, 1997
                             Remembrance Day               -  November 11, 1997
                             Christmas Day                 -  December 25, 1997
                             Boxing Day                    -  December 26, 1997
                             New Year's Day                -  January 1, 1998
                             Good Friday                   -  April 10, 1998
                             Victoria Day                  -  May 18, 1998
                             St. Jean Baptiste(1)          -  June 24, 1998
                             Canada Day                    -  July 1, 1998
                             Civic Holiday(2)              -  August 3, 1998
                             Labour Day                    -  September 7, 1998
                             Thanksgiving Day              -  October 12, 1998
                             Remembrance Day(3)            -  November 11, 1998
                             Christmas Day                 -  December 25, 1998
                             Observance of Boxing Day      -  December 28, 1998

               REDEMPTION. The Fund is not aware of a redemption request over any Canadian holiday that would result in a settlement period that will exceed 7 calendar days in the fourth quarter of 1997 and calendar year 1998.

1. Montreal only.

2. Except Quebec.

3. Banks Only.

THE FRANCE WEBS INDEX SERIES

               REGULAR HOLIDAYS. The regular French holidays affecting the relevant securities markets (and their respective dates in the fourth quarter of 1997 and calendar year 1998) are as follows:

                         Eve of Armistice Day           -  November 10, 1997
                         Armistice Day                  -  November 11 1997
                         Christmas Day                  -  December 25, 1997
                         New Year's Day                 -  January 1, 1998
                         Easter Monday                  -  April 13, 1998
                         Labour Day                     -  May 1, 1998
                         Armistice Day                  -  May 8, 1998
                         Ascension Day                  -  May 21, 1998
                         Whit Monday                    -  June 1, 1998
                         Eve of Bastille Day            -  July 13, 1998
                         Bastille Day                   -  July 14, 1998
                         Veteran's Day                  -  November 11, 1998
                         Christmas Eve(1)               -  December 24, 1998
                         Christmas Day                  -  December 25, 1998

               REDEMPTION. The Fund is not aware of a redemption request over any French holiday that would result in a settlement period that will exceed 7 calendar days in the fourth quarter of 1997 and calendar year 1998.

1. Half day.

THE GERMANY WEBS INDEX SERIES

               REGULAR HOLIDAYS. The regular German holidays affecting the relevant securities markets (and their respective dates in the fourth quarter of 1997 and calendar year 1998) are as follows:

                          National Holiday              -  October 3, 1997
                          Reformation Day(1)            -  October 31, 1997
                          All Saints Day                -  November 1, 1997
                          Christmas Eve                 -  December 24, 1997
                          Christmas Day                 -  December 25, 1997
                          St. Stephen's Day             -  December 26, 1997
                          New Year's Eve                -  December 31, 1997
                          New Year's Day                -  January 1, 1998
                          Epiphany(2)                   -  January 6, 1998
                          Monday before Lent(2)         -  February 23, 1998
                          Shrove Tuesday(3)             -  February 24, 1998
                          Good Friday                   -  April 10, 1998
                          Easter Monday                 -  April 13, 1998
                          Labour Day                    -  May 1, 1998
                          Ascension Day                 -  May 21, 1998
                          Whit Monday                   -  June 1, 1998
                          Corpus Christi(2)             -  June 11, 1998
                          Christmas Eve                 -  December 24, 1998
                          Christmas Day                 -  December 25, 1998
                          New Year's Eve                -  December 31, 1998

               REDEMPTION. A redemption request over the following German holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the days particular holidays fall in the fourth quarter of 1997 and calendar year 1998):

                                                  REDEMPTION                 REDEMPTION
    DATE                HOLIDAY                REQUEST DATE (R)            SETTLEMENT DATE              SETTLEMENT PERIOD
    ----                -------                ----------------            ---------------              -----------------
  12/24/97         Christmas Eve                   12/19/97                   12/29/97                        R+10
  12/25/97         Christmas Day                   12/22/97                   12/30/97                        R+8
  12/26/97         St. Stephen's Day               12/23/97                    1/2/98                         R+10
  12/31/97         New Year's Eve                  12/30/97                    1/7/98                         R+8
   1/1/98          New Year's Day

               In the fourth quarter of 1997 and calendar year 1998, R+10 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the Germany WEBS Index Series.

1. Banks only.

2. Parts of Germany.

3. Shortened trading hours.

THE HONG KONG WEBS INDEX SERIES

               REGULAR HOLIDAYS. The regular Hong Kong holidays affecting the relevant securities markets (and their respective dates in the fourth quarter of 1997 and calendar year 1998) are as follows:

                 National Day                         -  October 1, 1997
                 National Day                         -  October 2, 1997
                 Chung Yeung Festival                 -  October 10, 1997
                 Christmas Day                        -  December 25, 1997
                 Christmas Holiday                    -  December 26, 1997
                 1st Weekday in January               -  January 1, 1998
                 Lunar New Year's Day                 -  January 28, 1998
                 Lunar New Year's Day                 -  January 29, 1998
                 Lunar New Year's Day                 -  January 30, 1998
                 Day Following Ching Ming             -  April 6, 1998
                   Festival
                 Good Friday                          -  April 10, 1998
                 Easter Monday                        -  April 13, 1998
                 Tuen Ng Festival                     -  May 30, 1998
                 SAR Establishment Day                -  July 1, 1998
                 Sino-Japanese War Victory Day        -  August 17, 1998
                 National Day                         -  October 1, 1998
                 Day Following National Day           -  October 2, 1998
                 Day Following Mid-Autum              -  October 6, 1998
                   Festival
                 Chung Yeung Festival                 -  October 28, 1998
                 Christmas Day                        -  December 25, 1998
                 1st Weekday Following                -  December 28, 1998
                   Christmas Day

               REDEMPTION. A redemption request over the following Hong Kong holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the days particular holidays fall in the fourth quarter of 1997 and calendar year 1998):

                                             REDEMPTION           REDEMPTION
    DATE               HOLIDAY            REQUEST DATE (R)      SETTLEMENT DATE         SETTLEMENT PERIOD
    ----               -------            ----------------      ---------------         -----------------
  1/28/98     Lunar New Year's Day            1/23/98                2/2/98                   R + 10
  1/29/98     Lunar New Year's Day            1/26/98                2/3/98                   R + 8
  1/30/98     Lunar New Year's Day            1/27/98                2/4/98                   R + 8
  10/1/98     National Day                    9/29/98               10/7/98                   R + 8
  10/2/98     Day Following National          9/30/98               10/8/98                   R + 8
                Day
  10/6/98     Day Following Chinese
                Mid-Autum Festival

               In the fourth quarter of 1997 and calendar year 1998, R + 10 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the Hong Kong WEBS Index Series.

THE ITALY WEBS INDEX SERIES

               REGULAR HOLIDAYS. The regular Italian holidays affecting the relevant securities markets (and their respective dates in the fourth quarter of 1997 and calendar year 1998) are as follows:

                           Immaculate Conception           -  December 8, 1997
                           Christmas Eve(1)                -  December 24, 1997
                           Christmas Day                   -  December 25, 1997
                           St. Stephen's Day               -  December 26, 1997
                           New Year's Day                  -  January 1, 1998
                           Epiphany                        -  January 6, 1998
                           Easter Monday                   -  April 13, 1998
                           Labour Day                      -  May 1, 1998
                           S. Ambrogio(2)                  -  December 7, 1998
                           Immaculate Conception           -  December 8, 1998
                           Christmas Eve (1, 3)            -  December 24, 1998
                           Christmas Day                   -  December 25, 1998
                           New Year's Eve(3)               -  December 31, 1998

               REDEMPTION. A redemption request over the following Italian holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the days particular holidays fall in the fourth quarter of 1997 and calendar year 1998):

                                             REDEMPTION           REDEMPTION
    DATE               HOLIDAY            REQUEST DATE (R)      SETTLEMENT DATE         SETTLEMENT PERIOD
    ----               -------            ----------------      ---------------         -----------------
  12/24/97         Christmas Eve              12/19/97             12/29/97                  R+10
  12/25/97         Christmas Day              12/22/97             12/30/97                  R+8
  12/26/97         St. Stephen's Day          12/23/97             12/31/97                  R+8

               In the fourth quarter of 1997 and calendar year 1998, R+10 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the Italy WEBS Index Series.

1. Exchange only.

2. Milan only.

3. Half day.

THE JAPAN WEBS INDEX SERIES

               REGULAR HOLIDAYS. The regular Japanese holidays affecting the relevant securities markets (and their respective dates in the fourth quarter of 1997 and calendar year 1998) are as follows:

                     Sports Day                           -  October 10, 1997
                     Culture Day                          -  November 3, 1997
                     Labour Thanksgiving Day              -  November 24, 1997
                       Observed
                     Emperor's Birthday                   -  December 23, 1997
                     Exchange Holiday                     -  December 31, 1997
                     New Year's Day                       -  January 1, 1998
                     1st Weekday after New Year's         -  January 2, 1998
                        Day
                     Adult's Day                          -  January 15, 1998
                     Founding of the Nation               -  February 11, 1998
                     Vernal Equinox Day                   -  March 20, 1998
                     Greenery Day                         -  April 29, 1998
                     Consitution Day Observance           -  May 4, 1998
                     Children's Day                       -  May 5, 1998
                     Marine Day                           -  July 20, 1998
                     Respect of the Aged Day              -  September 15, 1998
                     Autumnal Equinox Day                 -  September 23, 1998
                     Culture Day                          -  November 3, 1998
                     Labor Thanksgiving Day               -  November 23, 1998
                     Emperor's Birthday                   -  December 23, 1998

               REDEMPTION. A redemption request over the following Japanese holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the days particular holidays fall in the fourth quarter of 1997 and calendar year 1998):

                                             REDEMPTION           REDEMPTION
    DATE               HOLIDAY            REQUEST DATE (R)      SETTLEMENT DATE         SETTLEMENT PERIOD
    ----               -------            ----------------      ---------------         -----------------
  12/31/97         Exchange Holiday           12/26/97              1/5/98                    R+10
   1/1/98          New Year's Day             12/29/97              1/6/98                    R+8
   1/2/98          First Weekday after        12/30/97              1/7/98                    R+8
                    New Year's Day
   4/29/98         Greenery Day                4/28/98              5/6/98                    R+8
   5/4/98          Constitution Day
                    Observance
   5/5/98          Children's Day

               In the fourth quarter of 1997 and calendar year 1998, R+10 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the Japan WEBS Index Series.

THE MALAYSIA (FREE) WEBS INDEX SERIES

               REGULAR HOLIDAYS. The regular Malaysian holidays affecting the relevant securities markets (and their respective dates in the fourth quarter of 1997 and calendar year 1998) are as follows:

                         Deepavali(1)                       -  October 30, 1997
                         Christmas Day                      -  December 25, 1997
                         New Year's Day                     -  January 1, 1998
                         Chinese New Year                   -  January 28, 1998
                         Chinese New Year                   -  January 29, 1998
                         Hari Raya Puasa(1)                 -  January 30, 1998
                         City Day Observance                -  February 2, 1998
                         Hari Raya Haji(1)                  -  April 7, 1998
                         Maal Hijrah                        -  April 28, 1998
                         Labour Day                         -  May 1, 1998
                         Wesak Day Observance               -  May 11, 1998
                         Prophet Mohammed's Birthday        -  July 6, 1998
                         Independence Day(1)                -  August 31, 1998
                         Deepavali                          -  October 19, 1998
                         Christmas Day                      -  December 25, 1998

               REDEMPTION. A redemption request over the following Malaysian holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the days particular holidays fall in the fourth quarter 1997 and calendar year 1998):

                                        REDEMPTION           REDEMPTION
    DATE          HOLIDAY            REQUEST DATE (R)      SETTLEMENT DATE         SETTLEMENT PERIOD
    ----          -------            ----------------      ---------------         -----------------
  1/28/98    Chinese New Year            1/23/98               2/3/98                    R+11
  1/29/98    Chinese New Year            1/26/98               2/4/98                    R+9
  1/30/98    Hari Raya Puasa             1/27/98               2/5/98                    R+9
  2/2/98     City Day Observance

     In the fourth quarter of 1997 and calendar year 1998, R+11 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the Malaysia (Free) WEBS Index Series.

1. Subject to change.

THE MEXICO (FREE) WEBS INDEX SERIES

               REGULAR HOLIDAYS. The regular Mexican holidays affecting the relevant securities markets (and their respective dates in the fourth quarter of 1997 and calendar year 1998) are as follows:

                         All Saint's Day                  -  November 2, 1997
                         Revolution Day                   -  November 20, 1997
                         Our Lady of Guadalupe Day        -  December 12, 1997
                         Christmas Eve(1)                 -  December 24, 1997
                         Christmas Day                    -  December 25, 1997
                         Banking's Year End               -  December 30, 1997
                         Year End                         -  December 31, 1997
                         New Year's Day                   -  January 1, 1998
                         Constitution Day                 -  February 5, 1998
                         Holy Wednesday(1)                -  April 8, 1998
                         Holy Thursday                    -  April 9, 1998
                         Good Friday                      -  April 10, 1998
                         Worker's Day                     -  May 1, 1998
                         Puebla's Battle                  -  May 5, 1998
                         State of the Union Address Day   -  September 1, 1998
                         Independence Day                 -  September 16, 1998
                         All Saint's Day                  -  November 2, 1998
                         Revolution Day                   -  November 20, 1998
                         Christmas Eve(1)                 -  December 24, 1998
                         Christmas Day                    -  December 25, 1998
                         New Year's Eve                   -  December 31, 1998

               REDEMPTION. A redemption request over the following Mexican holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the days particular holidays fall in the fourth quarter of 1997 and calendar year 1998):

                                             REDEMPTION           REDEMPTION
    DATE               HOLIDAY            REQUEST DATE (R)      SETTLEMENT DATE         SETTLEMENT PERIOD
    ----               -------            ----------------      ---------------         -----------------
   12/24/97         Christmas Eve             12/23/97               1/2/98                   R+10
   12/25/97         Christmas Day             12/26/97               1/5/98                   R+10
   12/30/97         Banking's Year End        12/29/97               1/6/98                   R+8
   12/31/97         Year End
    4/8/98          Holy Wednesday             4/3/98               4/13/98                   R+10
    4/9/98          Holy Thursday              4/6/98               4/14/98                   R+8
    4/10/98         Good Friday                4/7/98               4/15/98                   R+8

               In the fourth quarter of 1997 and calendar year 1998, R+10 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the Mexico (Free) WEBS Index Series.

1. Half day.

THE NETHERLANDS WEBS INDEX SERIES

               REGULAR HOLIDAYS. The regular Netherlands holidays affecting the relevant securities markets (and their respective dates in the fourth quarter of 1997 and calendar year 1998) are as follows:

                           Christmas Day                   -  December 25, 1997
                           Boxing Day                      -  December 26, 1997
                           Holiday                         -  December 31, 1997
                           New Year's Day                  -  January 1, 1998
                           Good Friday                     -  April 10, 1998
                           Easter Monday                   -  April 13, 1998
                           Queen's Birthday                -  April 30, 1998
                           Ascension Day                   -  May 21, 1998
                           Whit Monday                     -  June 1, 1998
                           Christmas Day                   -  December 25, 1998

               REDEMPTION. A redemption request over the following Netherlands holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the days particular holidays fall in the fourth quarter of 1997 and calendar year 1998):

                                         REDEMPTION           REDEMPTION
    DATE           HOLIDAY            REQUEST DATE (R)      SETTLEMENT DATE         SETTLEMENT PERIOD
    ----           -------            ----------------      ---------------         -----------------
  12/25/97     Christmas Day              12/24/97              1/2/98                    R+9
  12/26/97     Boxing Day
  12/31/97     Holiday
   1/1/98      New Year's Day

               In the fourth quarter of 1997 and calendar year 1998, R+9 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the Netherlands WEBS Index Series.

THE SINGAPORE (FREE) WEBS INDEX SERIES

               REGULAR HOLIDAYS. The regular Singaporean holidays affecting the relevant securities markets (and their respective dates in the fourth quarter of 1997 and calendar year 1998) are as follows:

                          Deepavali                        -  October 31, 1997
                          Christmas Day                    -  December 25, 1997
                          New Year's Day                   -  January 1, 1998
                          Chinese New Year                 -  January 28, 1998
                          Chinese New Year                 -  January 29, 1998
                          Hari Raya Puasa                  -  January 30, 1998
                          Hari Raya Haji                   -  April 7, 1998
                          Good Friday                      -  April 10, 1998
                          Vesak Day Observance             -  May 11, 1998
                          National Day Observance          -  August 10, 1998
                          Deepavali(1)                     -  October 19, 1998
                          Christmas Day                    -  December 25, 1998

               REDEMPTION. A redemption request over the following Singaporean holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the days particular holidays fall in the fourth quarter of 1997 and calendar year 1998):

                                           REDEMPTION           REDEMPTION
  DATE               HOLIDAY            REQUEST DATE (R)      SETTLEMENT DATE         SETTLEMENT PERIOD
  ----               -------            ----------------      ---------------         -----------------
  1/28/98         Chinese New Year          1/23/98               2/2/98                    R+10
  1/29/98         Chinese New Year          1/26/98               2/3/98                    R+8
  1/30/98         Hari Raya Puasa           1/27/98               2/4/98                    R+8

               In the fourth quarter of 1997 and calendar year 1998, R+10 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the Singapore (Free) WEBS Index Series.

1. Subject to change.

THE SPAIN WEBS INDEX SERIES

               REGULAR HOLIDAYS. The regular Spanish holidays affecting the relevant securities markets (and their respective dates in the fourth quarter of 1997 and calendar year 1998) are as follows:

                          Immaculate Concepcion           -  December 8, 1997
                          Christmas Eve(1)                -  December 24, 1997
                          Christmas Day                   -  December 25, 1997
                          New Year's Day                  -  January 1, 1998
                          Epiphany                        -  January 6, 1998
                          Holy Thursday                   -  April 9, 1998
                          Good Friday                     -  April 10, 1998
                          Labour Day                      -  May 1, 1998
                          Independence Day(1,2)           -  May 4, 1998
                          San Isidro                      -  May 15, 1998
                          St. James' Day(2)               -  July 27, 1998
                          Assumption Day(2)               -  August 17, 1998
                          Immaculate Concepcion           -  December 8, 1998
                          Christmas Day                   -  December 25, 1998

               REDEMPTION. The Fund is not aware of a redemption request over any Spanish holiday that would result in a settlement period that will exceed 7 calendar days in the fourth quarter of 1997 and calendar year 1998.

1. Madrid only.

2. Subject to change.

THE SWEDEN WEBS INDEX SERIES

               REGULAR HOLIDAYS. The regular Swedish holidays affecting the relevant securities markets (and their respective dates in the fourth quarter of 1997 and calendar year 1998) are as follows:

                         Christmas Eve                    -  December 24, 1997
                         Christmas Day                    -  December 25, 1997
                         Boxing Day                       -  December 26, 1997
                         New Year's Eve                   -  December 31, 1997
                         New Year's Day                   -  January 1, 1998
                         Eve of Epiphany(1)               -  January 5, 1998
                         Epiphany                         -  January 6, 1998
                         Good Friday                      -  April 10, 1998
                         Easter Monday                    -  April 13, 1998
                         Eve of Labour Day(1)             -  April 30, 1998
                         Labour Day                       -  May 1, 1998
                         Eve of Ascension Day(1)          -  May 20, 1998
                         Ascension Day                    -  May 21, 1998
                         Whit Monday                      -  June 1, 1998
                         Midsummer Eve                    -  June 19, 1998
                         Eve of All Saints' Day(1)        -  October 30, 1998
                         Christmas Eve                    -  December 24, 1998
                         Christmas Day                    -  December 25, 1998
                         New Year's Eve                   -  December 31, 1998

               REDEMPTION. A redemption request over the following Swedish holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the days particular holidays fall in the fourth quarter of 1997 and calendar year 1998):

                                            REDEMPTION           REDEMPTION
   DATE               HOLIDAY            REQUEST DATE (R)      SETTLEMENT DATE         SETTLEMENT PERIOD
   ----               -------            ----------------      ---------------         -----------------
  12/24/97         Christmas Eve            12/19/97              12/29/97                   R+10
  12/25/97         Christmas Day            12/22/97              12/30/97                   R+8
  12/26/97         Boxing Day               12/23/97               1/2/98                    R+10
  12/31/97         New Year's Eve           12/29/97               1/7/98                    R+9
   1/1/98          New Year's Day           12/30/97               1/8/98                    R+9
   1/5/98          Eve of Epiphany
   1/6/98          Epiphany

               In the fourth quarter of 1997 and calendar year 1998, R+10 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the Sweden WEBS Index Series.

1. Banks open till 1 p.m.

THE SWITZERLAND WEBS INDEX SERIES

               REGULAR HOLIDAYS. The regular Swiss (Zurich) holidays affecting the relevant securities markets (and their respective dates in the fourth quarter of 1997 and calendar year 1998) are as follows:

                         Christmas Eve(1)               -  December 24, 1997
                         Christmas Day                  -  December 25, 1997
                         St. Stephen's Day              -  December 26, 1997
                         New Year's Day                 -  January 1, 1998
                         Bank Holiday                   -  January 2, 1998
                         Good Friday                    -  April 10, 1998
                         Easter Monday                  -  April 13, 1998
                         Sechselauten(2)                -  April 20, 1998
                         Labour Day                     -  May 1, 1998
                         Ascension Day                  -  May 21, 1998
                         Whit Monday                    -  June 1, 1998
                         Knabenschiessen(2)             -  September 14
                         Christmas Day                  -  December 25, 1998

               REDEMPTION. A redemption request over the following Swiss holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the days particular holidays fall in the fourth quarter of 1997 and calendar year 1998):

                                            REDEMPTION           REDEMPTION
   DATE               HOLIDAY            REQUEST DATE (R)      SETTLEMENT DATE         SETTLEMENT PERIOD
   ----               -------            ----------------      ---------------         -----------------
  12/24/97         Christmas Eve            12/19/97              12/29/97                  R+10
  12/25/97         Christmas Day            12/22/97              12/30/97                  R+8
  12/26/97         St. Stephen's Day        12/23/97              12/31/97                  R+8

               In the fourth quarter of 1997 and calendar year 1998, R+10 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the Switzerland WEBS Index Series.

1. Banks close at 12PM.

2. Zurich only.

THE UNITED KINGDOM WEBS INDEX SERIES

               REGULAR HOLIDAYS. The regular United Kingdom holidays affecting the relevant securities markets (and their respective dates in the fourth quarter of 1997 and calendar year 1998) are as follows:

                             Christmas Day                 -  December 25, 1997
                             Boxing day                    -  December 26, 1997
                             New Year's Day                -  January 1, 1998
                             Good Friday                   -  April 10, 1998
                             Easter Monday                 -  April 13, 1998
                             May Day                       -  May 4, 1998
                             Spring Bank Holiday           -  May 25, 1998
                             August Bank Holiday           -  August 31, 1998
                             Christmas Day                 -  December 25, 1998
                             Boxing Day Observance         -  December 28, 1998

               REDEMPTION. The Fund is not aware of a redemption request over any United Kingdom holiday that would result in a settlement period that will exceed 7 calendar days in the fourth quarter of 1997 and calendar year 1998.

WORLD
EQUITY
BENCHMARK
SHARES

A SIMPLE TRADE.
A SOPHISTICATED
INVESTMENT.

INVESTMENT
HIGHLIGHTS

[ WEBS LOGO ]


WORLD EQUITY BENCHMARK SHARES

What are WEBS?

         - WEBS are 17 country-specific series of securities that are listed and traded on the American Stock Exchange (AMEX).

         - Each WEBS Index Series represents an investment in an optimized portfolio of ordinary foreign shares that seeks to provide investment results that track the price and yield performance of a specific Morgan Stanley Capital International
                  (MSCI) country index.

Investor profile:

         - WEBS are appropriate for individuals and institutions who want easy access to one or more international stock markets through indexed investing.

What is the purpose of WEBS?

         - WEBS are designed to give US investors exposure to specific international equity markets through a diversified portfolio of stocks for each foreign country selected.

         - These sophisticated investments are purchased through a simple stock trade and are free from the complexities, but not the risks, of foreign investing.

WEBS are not:

         -        Closed-end mutual funds.

         -        ADRs or UITs.

         -        Derivatives.

WEBS do not:

         -        Use leverage to increase their net assets.

         - Attempt to outperform an international market through stock selection.

WEBS series initially issued for 17 countries:

     Country            AMEX Symbol     IOPV
     Australia            EWA            WBJ
     Austria              EWO            INY
     Belgium              EWK            INK
     Canada               EWC            WPB
     France               EWQ            WBF
     Germany              EWG            WDG
     Hong Kong            EWH            INH
     Italy                EWI            INE
     Japan                EWJ            INJ

Country            AMEX Symbol     IOPV
Malaysia (Free)      EWM            INM
Mexico (Free)        EWW            INW
Netherlands          EWN            INN
Singapore (Free)     EWS            INR
Spain                EWP            INP
Sweden               EWD            WBQ
Switzerland          EWL            INL
United Kingdom       EWU            INU

"Indicative Optimized Portfolio Values" (IOPV's) are calculated using real-time prices and FX rates and are updated every 15 seconds by BLOOMBERG(R). See the Statement of Additional Information of WEBS Index Fund, Inc. for more information on IOPV.

In Malaysia, Mexico and Singapore certain stocks have restrictions on foreign ownership. MSCI created (Free) Indices in those countries which only include stocks in which foreigners may invest.

Fund adviser:

- Barclays Global Fund Advisors, one of the world's largest institutional index money managers, will construct an optimized portfolio of foreign ordinary shares that seeks to perform like those of a specific MSCI Index.

WEBS benefits:

-        WEBS provide investors immediate access to international markets.

- At $10-20 per share, it is a relatively low cost, simplified approach to foreign investing.*

- WEBS seek to produce investment results that correspond generally to the price and yield performance of a particular MSCI index.

- Each WEBS Index Series holds a diversified portfolio of foreign stocks of a country that is selected and monitored by a globally recognized institutional money manager.

-        Pricing is anticipated to be near NAV, due to WEBS' unique structure.

-        Daily liquidity on the AMEX in US dollars.

- Increase potential to enhance returns and reduce portfolio risk through international diversification.

*As of fiscal year-end 8/31/96 the WEBS Index Series had maintained a price range of $10-$20 per share. There is no guarantee that prices will remain within this range.

For more information call
1 800 810-WEBS

Visit our Internet site
for information and daily prices and valuations http://websontheweb.com

Real-time IOPVs available on
The BLOOMBERG(R) WEBS(GO)

WEBS
c/o Funds Distributor Inc.
60 State Street
Suite 1300
Boston, MA 02109

The investment return and principal value of a WEBS investment will fluctuate so that an investor's shares when sold, or Creation Unit(s) when redeemed, may be worth more or less than their original cost. There are special risks of international investing, including currency and political risks. Please call your financial advisor or 1 800 810-WEBS to obtain more complete information about WEBS, including a prospectus which details charges and expenses. Please read the prospectus carefully before you invest or send money.

Distributed by:
Funds Distributor Inc.

Creation Units:

- They are large aggregations of a specified number of WEBS shares that are created and redeemed through an "Authorized Participant" (Broker/Dealer).

- Each Creation Unit is backed by an in-kind deposit of a portfolio of foreign shares selected by the Adviser for each country offered, plus a specified amount of cash.

- The process of creating or redeeming shares in Creation Units at their net asset value should enable WEBS to trade close to their NAV.

- The Fund will not redeem or create WEBS in amounts less than Creation Units. However, WEBS may be bought and sold on the AMEX in any amount.

Investment risks:

- There may be premiums/discounts to NAV from time to time, but large variances are not expected to be sustained due to the Creation/Redemption process.

- WEBS are subject to foreign currency risk since they do not hedge currencies.

- Investment returns in international markets may be more volatile than that of the US Market. WEBS involve normal foreign investment risks, such as market fluctuations, due to changes in the economic and political developments in the countries with which they are associated.

WEBS features:

- Simple, liquid, indexed way to invest in a foreign country with a domestic trade.

-        All 17 WEBS are traded in US dollars on the AMEX and settle T+3.

-        WEBS are marginable.

-        Can be sold short, even on a downtick.

-        WEBS are fully invested in stocks -- generally, at least 95%.

-        Anticipated low portfolio turnover, since WEBS are "passively" managed.

- WEBS are tax efficient; capital gains should be modest and are due mostly to corporate actions and rebalancing.

- Dividends and capital gains, if any, distributed in US dollars, at least annually.

-        NAV daily at 4:00 pm NY time based on local market closing prices.
         Exchange rates at 4:00 pm London time. Except Mexican WEBS, FX rate 3:00 pm NY time.

- Real-time IOPV updated every 15 seconds by BLOOMBERG(R) and available on all quote systems.

WEBS possible applications:

-        Obtain index exposure to a single country or a specific region.

- Combine WEBS to create a customized portfolio of multiple or regional international markets.

-        Replicate MSCI EAFE Index through the purchase of a portfolio of WEBS.

-        Alternative or complement to traditional closed-end and open-end funds.

- Gain access to the foreign countries that do not have country specific funds available in the United States.

-        Use as the international component in an asset allocation account.

WEBS world class partners:

     Issuer:               WEBS Index Fund, Inc.
     Adviser:              Barclays Global Fund Advisors
     Indices:              Morgan Stanley Capital International
     Distributor:          Funds Distributor Inc.
     Exchange:             American Stock Exchange
     Custodian:            Morgan Stanley Trust Company
     Transfer Agent &
     Administrator:        PFPC Inc.
     Specialists:          Spear Leeds & Kellog, and AIM Securities

WORLD
EQUITY
BENCHMARK
SHARES

[WEBS LOGO] (TM)

THE FACTS ABOUT 17 FOREIGN MARKETS



A simple trade.

A sophisticated investment.

This information is provided to help you evaluate an investment in World Equity Benchmark Shares (WEBS). WEBS are 17 country-specific securities that are listed and traded on the American Stock Exchange (AMEX). Each WEBS Index Series represents an investment in an optimized portfolio of ordinary foreign shares that seeks to track the performance of a specific Morgan Stanley Capital International (MSCI) country index.

Real-time IOPVs* available on The BLOOMBERG WEBS {GO}




The investment return and principal value of a WEBS investment will fluctuate so that an investor's shares when sold, or Creation Unit(s) when redeemed, may be worth more or less than their original cost. There are special risks of international investing, including currency and political risks. For more information on WEBS, including a prospectus which details charges and expenses, please call 1 800 810-WEBS. Please read the prospectus carefully before you invest.

*"Indicative Optimized Portfolio Values" (IOPVs) are calculated using real-time prices and FX rates and are updated every 15 seconds by Bloomberg(R). See the Statement of Additional Information of WEBS Index Fund, Inc. for more information on IOPV.

                               WHY INTERNATIONAL?

Staying at home means passing up 59% of the world's equity markets!



NON U.S. EQUITIES
     58.9%


U.S. EQUITIES
      41.1%





                          WORLD EQUITY CAPITALIZATION
                                      1997

United States                     41.1%
Japan                             15.3%
Europe                            25.4%
Pacific X Japan                    5.6%
Canada                             2.4%
Emerging Markets                  10.2%

SOURCE:  MSCI 6/30/97



                                  WHY INDEXING?

Since 1990, combined U.S. and international indexed mutual fund assets have increased more than 2,551%.

Indexed assets in billions

1990                     $4.5
1991                     $8.8
1992                    $13.6
1993                    $19.9
1994                    $23.3
1995                    $40.9
1996                    $92.5
1997                   $119.3*

* 1997 assets as of 6/30/97.


Source: Financial Research Corporation

AUSTRALIA


                        AMEX PRICE TICKER--AUSTRALIA WEBS
                                       EWA

                                 ECONOMIC FACTS



                              1996         EST. 1997
----------------------------------------------------
Real GDP Growth              4.10%(1)      3.10%(2)
Inflation Rate               2.60%(3)      1.40%(3)
Unemployment Rate            8.60%(3)      8.50%(3)
10-Year Govt. Bond Rate*     7.28%(1)      6.79%(2)
Prime Lending Rate*          9.25%(1)      8.75%(2)

Sources: (1) The Economist, 2/22/97
         (2) The Economist, 8/30/97
         (3) DRI/McGraw-Hill, 8/30/97

*1996 rate as of February 19, 1997. 1997 rate as of August 27, 1997.


                           IOPV SYMBOL--AUSTRALIA WEBS
                                       WBJ

                                  MARKET FACTS

Currency                               Australian $
Local Market Index                     All Ordinaries
Est. Market Cap (8/31/97)(1)           $308 bn US
MSCI Correlation to Local Index+(1)    98.6%
(1/31/96-12/31/96)
MSCI Yield+(1)                         3.30%
(5yr. avg.--12/91 to 12/96)
Listed Companies(2)                    1,190

Sources: (1) MSCI
         (2) International Federation of Stock Exchanges, 12/96



          MSCI AUSTRALIA INDEX PERFORMANCE IN US DOLLARS AS OF 8/31/97+

-- Returns USD

12/31/91        470.835
                457.863
                460.976
                464.085
4/30/92         480.358
                488.013
                471.44
                460.587
                424.258
                406.197
                381.378
                384.138
                419.91
                406.512
2/28/93         437.732
                454.956
                457.868
                449.771
                439.551
                482.732
                503.142
                490.494
                545.973
                511.78
12/31/93        567.61
                628.308
                596.288
                552.56
                572.56
                599.901
                569.034
                597.947
                626.26
                592.572
10/31/94        608.83
                585.743
                598.286
                562.167
                580.075
                574.124
                612.828
                598.865
                592.143
                647.279
8/31/95         659.263
                655.088
                638.771
                651.939
                665.232
                685.214
                706.91
                703.745
                738.305
                732.604
                708.417
                675.2
                718.44
9/30/96         719.102
                746
                777
                774
                743
                764
                762
                782
                797
                823
                816
8/31/97         760

SOURCE: MSCI

+ The above chart and market facts are intended to represent the historical performance of the MSCI Australia Index. They do not represent any past or future performance of WEBS. It is not possible to invest in an index.

The MSCI Australia Index ("MSCI Australia") consists primarily of stocks that are traded on the Australia Stock Exchange. On August 31, 1997, there were 55 stocks held in the index, representing approximately $169.2 billion or 54.9% of the aggregate capitalization of the Australia equity market. The MSCI Australia reflects the reinvestment of net dividends. The MSCI Australia is unmanaged and therefore does not bear management, administration or other expenses as do the WEBS.

                   TOP 5 HOLDINGS-AUSTRALIA WEBS INDEX SERIES


STOCK NAME                                % OF WEBS
---------------------------------------------------
1.  Broken Hill Proprietary Company       15.03%
2.  National Australia Bank Limited       12.76%
3.  News Corporation                       7.90%
4.  Westpac Banking Corporation Limited    6.73%
5.  Coca-Cola Amatil Limited               5.08%

                  TOP 5 INDUSTRIES-AUSTRALIA WEBS INDEX SERIES

INDUSTRY                                  % OF WEBS
---------------------------------------------------
1.  Appliances & Household Durables       19.50%
2.  Energy Sources                        16.82%
3.  Metals--Non Ferrous                    9.87%
4.  Building Materials & Components        8.17%
5.  Broadcast & Publishing                 7.90%

On August 31, 1997 there were 37 stocks held in the Australia WEBS Index Series.

Source: PFPC Inc.                                                 As of 8/31/97

AUSTRIA

                         AMEX PRICE TICKER--AUSTRIA WEBS
                                       EWO


                                 ECONOMIC FACTS

                              1996       EST. 1997
---------------------------------------------------
Real GDP Growth              1.00%(1)      1.80%(2)
Inflation Rate               1.80%(3)      1.90%(3)
Unemployment Rate            7.00%(3)      7.10%(3)
10-Year Govt. Bond Rate      6.34%(3)      6.08%(3)
Prime Lending Rate*          8.25%(1)      6.50%(2)

Sources: (1) The Economist, 2/22/97
         (2) The Economist, 8/30/97
         (3) DRI/McGraw-Hill, 8/30/97

*1996 rate as of February 19, 1997. 1997 rate as of August 27, 1997.



                            IOPV SYMBOL--AUSTRIA WEBS
                                       INY

                                  MARKET FACTS

Currency                                Schilling
Local Market Index                      ATX
Est. Market Cap (8/31/97)(1)            $35 bn US
MSCI Correlation to Local Index+(1)     86.4%
(1/31/96-12/31/96)
MSCI Yield+(1)                          1.40%
(5yr. avg.--12/91 to 12/96)
Listed Companies(2)                      142

Sources: (1) MSCI
         (2) International Federation of Stock Exchanges, 12/96



          MSCI AUSTRIA INDEX PERFORMANCE IN US DOLLARS AS OF 8/31/97+

-- Returns USD


12/31/91        1558.89
                1603.89
                1707.66
                1614.41
4/30/92         1552.17
                1608.51
                1636.02
                1478.04
                1442.66
                1534.1
                1447.84
                1356.96
                1392.89
                1381.09
2/28/93         1460.49
                1433.23
                1417.58
                1445.85
                1442.12
                1503.28
                1664.71
                1625.71
                1744
                1660.66
12/31/93        1784.17
                1818.96
                1795.64
                1722.63
                1702.65
                1656.4
                1781.72
                1735.78
                1800.96
                1711.13
10/31/94        1654.92
                1624.58
                1672.2
                1609.9
                1690.18
                1701.12
                1691.92
                1785.39
                1808.82
                1819.65
8/31/95         1681.86
                1689.9
                1610.7
                1553.71
                1593.23
                1685.83
                1679.27
                1665.45
                1676.27
                1767.66
                1659.71
                1623.29
                1638.62
9/30/96         1591.07
                1602
                1639
                1665
                1597
                1602
                1619
                1552
                1636
                1620
                1720
8/31/97         1615

SOURCE: MSCI

+The above chart and market facts are intended to represent the historical performance of the MSCI Austria Index. They do not represent any past or future performance of WEBS. It is not possible to invest in an index.

The MSCI Austria Index ("MSCI Austria") consists primarily of stocks that are traded on the Austria Stock Exchange. On August 31, 1997, there were 24 stocks held in the index, representing approximately $23.5 billion or 66.0% of the aggregate capitalization of the Austria equity market. The MSCI Austria reflects the reinvestment of net dividends. The MSCI Austria is unmanaged and therefore does not bear management, administration or other expenses as do the WEBS.


                    TOP 5 HOLDINGS-AUSTRIA WEBS INDEX SERIES

STOCK NAME                                    % OF WEBS
-------------------------------------------------------
1.  Bank Austria/Creditanstalt Bankverein       24.89%
2.  OMV                                         13.26%
3.  VA Technologie                               9.39%
4.  Austrian Airlines                            4.84%
5.  Mayr Melnhof Karton                          4.65%


                   TOP 5 INDUSTRIES-AUSTRIA WEBS INDEX SERIES

INDUSTRY                                        % OF WEBS
---------------------------------------------------------
1.  Banking                                      24.89%
2.  Machinery & Engineering                      14.39%
3.  Energy Sources                               13.26%
4.  Miscellaneous Materials &                     8.60%
    Commodities
5.  Construction & Housing                        5.68%

On August 31, 1997 there were 21 stocks held in the Austria WEBS Index Series.

Source: PFPC Inc.                                                  As of 8/31/97

BELGIUM

                         AMEX PRICE TICKER--BELGIUM WEBS
                                       EWK

                                 ECONOMIC FACTS

                              1996         EST. 1997
----------------------------------------------------
Real GDP Growth              1.30%(1)      2.20%(2)
Inflation Rate               2.10%(3)      1.50%(3)
Unemployment Rate           13.80%(3)     13.70%(3)
10-Year Govt. Bond Rate*     5.51%(1)      5.72%(2)
Prime Lending Rate*          7.00%(1)      7.00%(2)

Sources: (1) The Economist, 2/22/97
         (2) The Economist, 8/30/97
         (3) DRI/McGraw-Hill, 8/30/97

*1996 rate as of February 19, 1997. 1997 rate as of August 27, 1997.


                            IOPV SYMBOL--BELGIUM WEBS
                                       INK

                                  MARKET FACTS


Currency                                Franc
Local Market Index                      BELFOX
Est. Market Cap (8/31/97)(1)            $126 bn US
MSCI Correlation to Local Index+(1)     89.3%
(1/31/96-12/31/96)
MSCI Yield+(1)                          4.10%
(5yr. avg.--12/91 to 12/96)
Listed Companies(2)                     269


Sources: (1) MSCI
         (2) International Federation of Stock Exchanges, 12/96


          MSCI BELGIUM INDEX PERFORMANCE IN US DOLLARS AS OF 8/31/97+

-- Returns USD

12/31/91        1935.92
                1933.52
                1932.84
                1896.96
4/30/92         1923.29
                1978.1
                2009.49
                2064.26
                2002.79
                2081.02
                1964.49
                1929.11
                1907.41
                2008.96
2/28/93         2014.2
                2189.17
                2130.41
                2097.86
                2116.4
                2069.16
                2083.56
                2105.57
                2186.68
                2220.83
12/31/93        2355.86
                2460.8
                2448.56
                2414.98
                2550.3
                2495.92
                2458.58
                2573.76
                2609.84
                2465.98
10/31/94        2558.72
                2514.89
                2550.02
                2537.31
                2614.03
                2775.04
                2955.19
                2947.11
                2952.16
                3049.19
8/31/95         2878.13
                2982.12
                2989.51
                3039.8
                3209.92
                3280.6
                3244.86
                3167.42
                3248.98
                3301.08
                3316.18
                3353.31
                3384.69
9/30/96         3427.63
                3477
                3581
                3596
                3682
                3739
                3793
                3831
                3924
                4006
                4063
8/31/97         3760

SOURCE: MSCI

+The above chart and market facts are intended to represent the historical performance of the MSCI Belgium Index. They do not represent any past or future performance of WEBS. It is not possible to invest in an index.

The MSCI Belgium Index ("MSCI Belgium") consists primarily of stocks that are traded on the Belgium Stock Exchange. On August 31, 1997, there were 17 stocks held in the index, representing approximately $70.9 billion or 56.0% of the aggregate capitalization of the Belgium equity market. The MSCI Belgium reflects the reinvestment of net dividends. The MSCI Belgium is unmanaged and therefore does not bear management, administration or other expenses as do the WEBS.



                    TOP 5 HOLDINGS-BELGIUM WEBS INDEX SERIES

STOCK NAME                              % OF WEBS
-------------------------------------------------
1.  Electrabel                            15.15%
2.  Fortis                                12.60%
3.  Petrofina                             11.89%
4.  Generale de Banque                     8.32%
5.  Solvay                                 5.04%

                   TOP 5 INDUSTRIES-BELGIUM WEBS INDEX SERIES


INDUSTRY                                % OF WEBS
-------------------------------------------------
1.  Utilities--Electrical & Gas          20.08%
2.  Insurance                            17.57%
3.  Banking                              12.80%
4.  Energy Sources                       11.89%
5.  Multi-Industry                        9.77%

On August 31, 1997 there were 16 stocks held in the Belgium WEBS Index Series.

Source: PFPC Inc.                                                As of 8/31/97

CANADA

                         AMEX PRICE TICKER--CANADA WEBS
                                      EWC

                                 ECONOMIC FACTS

                              1996         EST. 1997
-----------------------------------------------------
Real GDP Growth              1.40%(1)      3.30%(2)
Inflation Rate               1.60%(3)      1.90%(3)
Unemployment Rate            9.70%(3)      9.40%(3)
10-Year Govt. Bond Rate*     6.19%(1)      6.06%(2)
Prime Lending Rate*          4.75%(1)      4.75%(2)

Sources: (1) The Economist, 2/22/97
         (2) The Economist, 8/30/97
         (3) DRI/McGraw-Hill, 8/30/97

*1996 rate as of February 19, 1997. 1997 rate as of August 27, 1997.


                            IOPV SYMBOL--CANADA WEBS
                                      WPB

                                  MARKET FACTS

Currency                                Canadian $
Local Market Index                      Toronto 35
Est. Market Cap (8/31/97)(1)            $478 bn US
MSCI Correlation to Local Index+(1)     97.3%
(1/31/96-12/31/96)
MSCI Yield+(1)                          2.50%
(5yr. avg.--12/91 to 12/96)
Listed Companies(2)                     1,379

Sources: (1) MSCI
         (2)International Federation of Stock Exchanges, 12/96




           MSCI CANADA INDEX PERFORMANCE IN US DOLLARS AS OF 8/31/97+

-- Returns USD

12/31/91        722.903
                732.502
                726.434
                686.463
4/30/92         677.164
                680.653
                682.853
                698.224
                682.93
                632.391
                648.131
                618.876
                635.06
                622.793
2/28/93         657.396
                674.937
                698.564
                708.537
                703.411
                698.217
                703.286
                668.634
                731.131
                714.297
12/31/93        746.687
                793.76
                754.991
                722.208
                714.088
                722.656
                675.784
                706.859
                746.768
                763.333
10/31/94        753.731
                711.869
                723.952
                686.919
                724.664
                755.401
                768.513
                800.416
                814.071
                828.461
8/31/95         828.978
                825.103
                818.109
                848.529
                856.507
                900.935
                892.904
                910.373
                947.87
                962.84
                936.432
                907.769
                948.294
9/30/96         985.871
               1063
               1140
               1100
               1155
               1145
               1088
               1113
               1206
               1228
               1307
8/31/97        1238

SOURCE: MSCI

+The above chart and market facts are intended to represent the historical performance of the MSCI Canada Index. They do not represent any past or future performance of WEBS. It is not possible to invest in an index.

The MSCI Canada Index ("MSCI Canada") consists primarily of stocks that are traded on the Canada Stock Exchange. On August 31, 1997, there were 84 stocks held in the index, representing approximately $305.9 billion or 64.0% of the aggregate capitalization of the Canada equity market. The MSCI Canada reflects the reinvestment of net dividends. The MSCI Canada is unmanaged and therefore does not bear management, administration or other expenses as do the WEBS.


                    TOP 5 HOLDINGS-CANADA WEBS INDEX SERIES

STOCK NAME                               % OF WEBS
--------------------------------------------------
1.  Northern Telecom Limited               8.81%
2.  BCE Incorporated                       5.87%
3.  Thomson Corporation                    4.89%
4.  Royal Bank of Canada                   4.86%
5.  Seagram Company                        4.65%


                   TOP 5 INDUSTRIES-CANADA WEBS INDEX SERIES


INDUSTRY                                % OF WEBS
-------------------------------------------------
1.  Banking                              15.28%
2.  Energy Sources                       13.86%
3.  Electrical & Electronics             11.51%
4.  Metals--Non Ferrous                   8.67%
5.  Telecommunications                    6.90%

On August 31, 1997 there were 66 stocks held in the Canada WEBS Index Series.

Source: PFPC Inc.                                                  As of 8/31/97

FRANCE

                         AMEX PRICE TICKER--FRANCE WEBS
                                       EWQ

                                 ECONOMIC FACTS

                               1996       EST. 1997
---------------------------------------------------
Real GDP Growth              1.20%(1)      2.20%(2)
Inflation Rate               2.00%(3)      1.20%(3)
Unemployment Rate           12.40%(3)     12.70%(3)
10-Year Govt. Bond Rate*     5.21%(1)      5.53%(2)
Prime Lending Rate*          6.30%(1)      6.30%(2)

Sources: (1) The Economist, 2/22/97
         (2) The Economist, 8/30/97
         (3) DRI/McGraw-Hill, 8/30/97

*1996 rate as of February 19, 1997. 1997 rate as of August 27, 1997.

                            IOPV SYMBOL--FRANCE WEBS
                                      WBF

                                  MARKET FACTS

Currency                                Franc
Local Market Index                      CAC
Est. Market Cap (8/31/97)(1)            $578 bn US
MSCI Correlation to Local Index+(1)     99.5%
(1/31/96-12/31/96)
MSCI Yield+(1)                          3.00%
(5yr. avg.--12/91 to 12/96)
Listed Companies(2)                     891

Sources: (1) MSCI
         (2) International Federation of Stock Exchanges, 12/96


           MSCI FRANCE INDEX PERFORMANCE IN US DOLLARS AS OF 8/31/97+

-- Returns USD


12/31/91        1059.77
                1062.99
                1105.8
                1092.8
4/30/92         1149.35
                1198
                1180.95
                1131.54
                1142
                1178.1
                1080.41
                1062.23
                1089.54
                1061.5
2/28/93         1153.68
                1206.61
                1189.3
                1158.51
                1141.26
                1155.3
                1255.76
                1244.6
                1255.41
                1216.28
12/31/93        1317.41
                1368.8
                1342.84
                1281.67
                1338.38
                1275.41
                1226.09
                1347.19
                1354.21
                1262.53
10/31/94        1307.51
                1293.48
                1249.1
                1219.84
                1240.22
                1403.56
                1417.69
                1433.49
                1409.37
                1473.64
8/31/95         1379.8
                1353.74
                1374.48
                1367.69
                1425.42
                1483.31
                1500.65
                1545.38
                1573.31
                1555.84
                1583.8
                1539.64
                1507.84
9/30/96         1590.95
                1624
                1710
                1727
                1766
                1775
                1830
                1755
                1741
                1885
                1918
8/31/97         1772

SOURCE: MSCI

+The above chart and market facts are intended to represent the historical performance of the MSCI France Index. They do not represent any past or future performance of WEBS. It is not possible to invest in an index.

The MSCI France Index ("MSCI France") consists primarily of stocks that are traded on the France Stock Exchange. On August 31, 1997, there were 68 stocks held in the index, representing approximately $406.9 billion or 70.4% of the aggregate capitalization of the France equity market. The MSCI France reflects the reinvestment of net dividends. The MSCI France is unmanaged and therefore does not bear management, administration or other expenses as do the WEBS.


                    TOP 5 HOLDINGS-FRANCE WEBS INDEX SERIES

STOCK NAME                             % OF WEBS
------------------------------------------------
1.  Elf Acquitaine                         7.27%
2.  L'Oreal                                5.64%
3.  Carrefour                              5.63%
4.  Axa-UAP                                4.44%
5.  Alcatel Alsthom                        4.21%


                   TOP 5 INDUSTRIES-FRANCE WEBS INDEX SERIES

INDUSTRY                                % OF WEBS
-------------------------------------------------
1.  Energy Sources                       12.39%
2.  Health & Personal Care               11.99%
3.  Merchandising                        11.57%
4.  Business & Public Services            9.23%
5.  Electrical & Electronics              7.93%

On August 31, 1997 there were 58 stocks held in the France WEBS Index Series.

Source: PFPC Inc.                                                  As of 8/31/97

GERMANY

                         AMEX PRICE TICKER--GERMANY WEBS
                                       EWG

                                 ECONOMIC FACTS

                             1996         EST. 1997
---------------------------------------------------
Real GDP Growth              1.40%(1)      2.40%(2)
Inflation Rate               1.50%(3)      1.60%(3)
Unemployment Rate           10.40%(3)     11.40%(3)
10-Year Govt. Bond Rate*     5.44%(1)      5.63%(2)
Prime Lending Rate*          4.80%(1)      4.60%(2)

Sources: (1) The Economist, 2/22/97
         (2) The Economist, 8/30/97
         (3) DRI/McGraw-Hill, 8/30/97

*1996 rate as of February 19, 1997. 1997 rate as of August 27, 1997.



                            IOPV SYMBOL--GERMANY WEBS
                                       WDG

                                  MARKET FACTS

Currency                                Mark
Local Market Index                      DAX
Est. Market Cap (8/31/97)(1)            $700 bn US
MSCI Correlation to Local Index+(1)     96.5%
(1/31/96-12/31/96)
MSCI Yield+(1)                          2.70%
(5yr. avg.--12/91 to 12/96)
Listed Companies(2)                     1,971

Sources: (1) MSCI
         (2) International Federation of Stock Exchanges, 12/96


          MSCI GERMANY INDEX PERFORMANCE IN US DOLLARS AS OF 8/31/97+

-- Returns USD

12/31/91        988.634
                995.286
               1020.01
                997.615
4/30/92         993.006
               1055.88
               1074.27
               1015.42
               1014.67
                975.183
                907.344
                901.59
                887.096
                916.062
2/28/93         963.23
                990.42
                976.723
                974.039
                941.801
                972.932
               1081.32
               1099.44
               1164.83
               1137.2
12/31/93       1203.22
               1168.05
               1146.12
               1185.8
               1256.87
               1184.24
               1187.72
               1246.16
               1291.91
               1215.24
10/31/94       1283.02
               1215.6
               1259.35
               1235.44
               1340.14
               1309.38
               1364.83
               1376.16
               1415.05
               1498.81
8/31/95        1417.77
               1437.29
               1419.74
               1422.52
               1466.02
               1529.26
               1542.81
               1536.87
               1480.77
               1501.91
               1532.46
               1536.74
               1572.09
9/30/96        1582.27
               1596
               1659
               1665
               1657
               1726
               1853
               1786
               1861
               1943
               2133
8/31/97        1922

SOURCE: MSCI

+The above chart and market facts are intended to represent the historical performance of the MSCI Germany Index. They do not represent any past or future performance of WEBS. It is not possible to invest in an index.

The MSCI Germany Index ("MSCI Germany") consists primarily of stocks that are traded on the Germany Stock Exchange. On August 31, 1997, there were 67 stocks held in the index, representing approximately $541.7 billion or 77.3% of the aggregate capitalization of the Germany equity market. The MSCI Germany reflects the reinvestment of net dividends. The MSCI Germany is unmanaged and therefore does not bear management, administration or other expenses as do the WEBS.


                    TOP 5 HOLDINGS-GERMANY WEBS INDEX SERIES

STOCK NAME                              % OF WEBS
-------------------------------------------------

1.  Allianz                                9.20%
2.  Deutsche Telecom                       8.19%
3.  Daimler-Benz                           7.39%
4.  Siemens                                6.70%
5.  Veba                                   5.19%


                   TOP 5 INDUSTRIES-GERMANY WEBS INDEX SERIES

INDUSTRY                                % OF WEBS
-------------------------------------------------
1.  Insurance                            13.60%
2.  Banking                              13.48%
3.  Telecommunications                   12.04%
4.  Automobiles                          11.68%
5.  Utilities--Electrical & Gas          10.91%

On August 31, 1997 there were 43 stocks held in the Germany WEBS Index Series.

Source: PFPC Inc.                                                  As of 8/31/97

HONG KONG

                        AMEX PRICE TICKER--HONG KONG WEBS
                                       EWH

                                 ECONOMIC FACTS

                             1996          EST. 1997
----------------------------------------------------
Real GDP Growth              4.90%(1)      4.80%(1)
Inflation Rate               7.00%(1)      7.80%**(1)
Unemployment Rate            3.30%(1)      3.50% (1)
Short Term Interest Rate*    5.65%(3)      7.36%(2)

Sources: (1) DRI/McGraw-Hill, 8/30/97
         (2) The Economist, 8/30/97
         (3) The Economist, 2/22/97

 *1996 rate as of February 19, 1997. 1997 rate as of August 27, 1997. **Represents % change year over year as of July 1997.



                           IOPV SYMBOL--HONG KONG WEBS
                                       INH

                                  MARKET FACTS


Currency                                Hong Kong $
Local Market Index                      Hang Seng
Est. Market Cap (8/31/97)(1)            $423 bn US
MSCI Correlation to Local Index+(1)     99.0%
(1/31/96-12/31/96)
MSCI Yield+(1)                          3.10%
(5yr. avg.--12/91 to 12/96)
Listed Companies(2)                     583


Sources: (1) MSCI
         (2) International Federation of Stock Exchanges, 12/96

         MSCI HONG KONG INDEX PERFORMANCE IN US DOLLARS AS OF 8/31/97+

-- Returns USD

12/31/91        5164.18
                5644.31
                6109.99
                6112.92
4/30/92         6597.1
                7556.18
                7662.89
                7318.6
                6991.37
                6942.83
                7824.08
                7237.93
                6831.44
                7123.27
2/28/93         7856.73
                7883.54
                8486.44
                9217.53
                8889.83
                8725.31
                9361.35
                9556.78
               11777.2
               11611.3
12/31/93       14803.5
               14249
               12757
               11383.1
               11431.1
               12221.5
               11231
               12127.6
               12815.4
               12269.8
10/31/94       12362.4
               10860.8
               10525.3
                9288.48
               10713
               10986.9
               10676.9
               12083.1
               11888.4
               12129.6
8/31/95        11728.6
               12430.7
               12457.6
               12491.8
               12900.6
               14563.3
               14401
               14414.3
               14447.6
               14881.3
               14536.3
               13874.5
               14328.8
9/30/96        15306.6
               15590
               17256
               17167
               16789
               16771
               15659
               15915
               17926
               18843
               20021
8/31/97        17396

SOURCE: MSCI

+The above chart and market facts are intended to represent the historical performance of the MSCI Hong Kong Index. They do not represent any past or future performance of WEBS. It is not possible to invest in an index.

The MSCI Hong Kong Index ("MSCI Hong Kong") consists primarily of stocks that are traded on the Hong Kong Stock Exchange. On August 31, 1997, there were 35 stocks held in the index, representing approximately $222.4 billion or 52.6% of the aggregate capitalization of the Hong Kong equity market. The MSCI Hong Kong reflects the reinvestment of net dividends. The MSCI Hong Kong is unmanaged and therefore does not bear management, administration or other expenses as do the WEBS.


                   TOP 5 HOLDINGS-HONG KONG WEBS INDEX SERIES

STOCK NAME                              % OF WEBS
-------------------------------------------------
1.  Hutchinson Whampoa                    13.57%
2.  Sun Hung Kai Properties Limited       11.31%
3.  Hong Kong Telecommunications          10.86%
4.  Cheung Kong Holdings                  10.54%
5.  Hang Seng Bank                         4.59%


                  TOP 5 INDUSTRIES-HONG KONG WEBS INDEX SERIES

INDUSTRY                               % OF WEBS
------------------------------------------------
1.  Real Estate                          38.60%
2.  Multi-Industry                       19.72%
3.  Telecommunications                   10.86%
4.  Banking                               9.66%
5.  Utilities--Electrical & Gas           8.78%

On August 31, 1997 there were 30 stocks held in the Hong Kong WEBS Index Series.

Source: PFPC Inc.                                                  As of 8/31/97

ITALY

                          AMEX PRICE TICKER--ITALY WEBS
                                       EWI

                                 ECONOMIC FACTS

                             1996         EST. 1997
---------------------------------------------------
Real GDP Growth              0.90%(1)      0.90%(2)
Inflation Rate               4.00%(3)      2.00%(3)
Unemployment Rate           12.10%(3)     12.20%(3)
10-Year Govt. Bond Rate*     7.28%(1)      6.74%(2)
Prime Lending Rate*          9.50%(1)      9.00%(2)

Sources: (1) The Economist, 2/22/97
         (2) The Economist, 8/30/97
         (3) DRI/McGraw-Hill, 8/30/97

*1996 rate as of February 19, 1997. 1997 rate as of August 27, 1997.


                             IOPV SYMBOL--ITALY WEBS
                                       INE

                                  MARKET FACTS

Currency                                Lira
Local Market Index                      BCI
Est. Market Cap (8/31/97)(1)            $284 bn US
MSCI Correlation to Local Index+(1)     98.5%
(1/31/96-12/31/96)
MSCI Yield+(1)                          2.10%
(5yr. avg.--12/91 to 12/96)
Listed Companies(2)                     248

Sources: (1) MSCI
         (2) International Federation of Stock Exchanges, 12/96


            MSCI ITALY INDEX PERFORMANCE IN US DOLLARS AS OF 8/31/97+

--Returns USD

12/31/91       300.943
               308.79
               304.466
               287.005
4/30/92        290.492
               296.019
               286.274
               263.086
               265.291
               215.582
               252.986
               238.077
               234.085
               255.546
2/28/93        258.029
               236.739
               287.833
               295.512
               288.721
               293.322
               329.311
               309.323
               298.253
               266.989
12/31/93       300.881
               330.091
               327.457
               380.414
               419.88
               387.241
               361.772
               381.072
               373.443
               373.584
10/31/94       353.856
               329.371
               335.672
               358.403
               326.151
               307.503
               339.019
               340.177
               330.141
               357.894
8/31/95        347.589
               344.216
               327.816
               309.547
               339.196
               354.592
               351.165
               337.324
               383.368
               381.175
               382.604
               354.259
               351.452
9/30/96        373.936
               353.23
               381.11
               381
               422
               377
               386
               392
               388
               424
               449
8/31/97        437

SOURCE: MSCI

+The above chart and market facts are intended to represent the historical performance of the MSCI Italy Index. They do not represent any past or future performance of WEBS. It is not possible to invest in an index.

The MSCI Italy Index ("MSCI Italy") consists primarily of stocks that are traded on the Italy Stock Exchange. On August 31, 1997, there were 55 stocks held in the index, representing approximately $200.8 billion or 70.6% of the aggregate capitalization of the Italy equity market. The MSCI Italy reflects the reinvestment of net dividends. The MSCI Italy is unmanaged and therefore does not bear management, administration or other expenses as do the WEBS.

                     TOP 5 HOLDINGS-ITALY WEBS INDEX SERIES

STOCK NAME                                 % OF WEBS
----------------------------------------------------
1.  ENI                                      20.69%
2.  Telecom Italia Mobile                    12.35%
3.  Telecom Italia                           11.67%
4.  Fiat                                      4.60%
5.  Istituto Nazionale delle Assicurazioni    4.39%

                    TOP 5 INDUSTRIES-ITALY WEBS INDEX SERIES

INDUSTRY                              % OF WEBS
-----------------------------------------------
1.  Telecommunications                   24.01%
2.  Energy Sources                       20.69%
3.  Banking                              18.38%
4.  Insurance                            10.79%
5.  Automobiles                           4.60%

On August 31, 1997 there were 34 stocks held in the Italy WEBS Index Series.

Source: PFPC Inc.                                                  As of 8/31/97

JAPAN


                         AMEX PRICE TICKER--JAPAN WEBS
                                      EWJ

                                 ECONOMIC FACTS

                              1996        EST. 1997
---------------------------------------------------
Real GDP Growth              3.50%(1)      2.10%(2)
Inflation Rate               0.10%(3)      1.60%(3)
Unemployment Rate            3.40%(3)      3.20%(3)
10-Year Govt. Bond Rate*     2.54%(1)      2.28%(2)
Prime Lending Rate*          1.63%(1)      1.63%(2)

Sources: (1) The Economist, 2/22/97
         (2) The Economist, 8/30/97
         (3) DRI/McGraw-Hill, 8/30/97

*1996 rate as of February 19, 1997. 1997 rate as of August 27, 1997.


                            IOPV SYMBOL--JAPAN WEBS
                                      INJ

                                  MARKET FACTS

Currency                                Yen
Local Market Index                      Nikkei 225
Est. Market Cap (8/31/97)(1)            $2,907 bn US
MSCI Correlation to Local Index+(1)     95.6%
(1/31/96-12/31/96)
MSCI Yield+(1)                          0.80%
(5yr. avg.--12/91 to 12/96)
Listed Companies(2)                     1,833

Sources: (1) MSCI
         (2) International Federation of Stock Exchanges, 12/96


            MSCI JAPAN INDEX PERFORMANCE IN US DOLLARS AS OF 8/31/97+

-- Returns USD

12/31/91        3966.56
                3782.78
                3466.92
                3091.08
4/30/92         2900.78
                3132.83
                2846.39
                2813.81
                3312.3
                3232.9
                3082.77
                3162.41
                3115.66
                3105.5
2/28/93         3239.95
                3695.73
                4352.62
                4472.5
                4410.47
                4689.79
                4792.08
                4564.28
                4543.5
                3789.42
12/31/93        3909.59
                4540.8
                4748.41
                4545.27
                4739.01
                4842.75
                5081.59
                4899.09
                4932.45
                4810.69
10/31/94        4942.59
                4693.87
                4747.75
                4470.85
                4254.93
                4646.45
                4873.2
                4570.96
                4352.54
                4698.95
8/31/95         4510.05
                4548.31
                4293.92
                4548.07
                4780.59
                4717.77
                4633.77
                4797.31
                5070.06
                4809.13
                4834.58
                4618.08
                4411.68
9/30/96         4564.53
                4258
                4339
                4039
                3599
                3683
                3562
                3691
                4099
                4405
                4271
8/31/97         3901

SOURCE: MSCI

+The above chart and market facts are intended to represent the historical performance of the MSCI Japan Index. They do not represent any past or future performance of WEBS. It is not possible to invest in an index.

The MSCI Japan Index ("MSCI Japan") consists primarily of stocks that are traded on the Japan Stock Exchange. On August 31, 1997, there were 310 stocks held in the index, representing approximately $1,895.4 billion or 65.2% of the aggregate capitalization of the Japan equity market. The MSCI Japan reflects the reinvestment of net dividends. The MSCI Japan is unmanaged and therefore does not bear management, administration or other expenses as do the WEBS.

                     TOP 5 HOLDINGS-JAPAN WEBS INDEX SERIES

STOCK NAME                               % OF WEBS
--------------------------------------------------
1.  Nippon Telegraph & Telephone           6.36%
2.  Toyota Motor Corporation               5.21%
3.  Bank of Tokyo-Mitsubishi               4.35%
4.  Sumitomo Bank                          2.36%
5.  Sony Corporation                       2.32%

                    TOP 5 INDUSTRIES-JAPAN WEBS INDEX SERIES

INDUSTRY                           % OF WEBS
-----------------------------------------------
1.  Banking                              17.57%
2.  Automobiles                           7.80%
3.  Telecommunications                    6.36%
4.  Appliances & Household Durables       5.88%
5.  Industrial Components                 4.31%

On August 31, 1997 there were 190 stocks held in the Japan WEBS Index Series.

Source: PFPC Inc.                                                  As of 8/31/97

MALAYSIA (FREE)

                     AMEX PRICE TICKER--MALAYSIA (FREE) WEBS
                                       EWM

                                 ECONOMIC FACTS

                             1996       EST. 1997
------------------------------------------------------
Real GDP Growth              8.30%(1)      8.00%(1)
Inflation Rate               3.50%(1)      3.40%**(1)
Unemployment Rate            2.60%(1)      2.30%(1)
10-Year Govt. Bond Rate      7.22%(1)      7.71%***(1)
Short Term Interest Rate*    7.40%(3)      7.60%(2)

Sources: (1) DRI/McGraw-Hill, 8/30/97
         (2) The Economist, 8/30/97
         (3) The Economist, 2/22/97

  *1996 rate as of February 19, 1997. 1997 rate as of August 27, 1997. **Represents % change year over year as of July, 1997.
***Year end estimate.

                       IOPV SYMBOL--MALAYSIA (FREE) WEBS
                                      INM

                                  MARKET FACTS

Currency                                Ringgit
Local Market Index                      KLSE
Est. Market Cap (8/31/97)(1)            $162 bn US
MSCI Correlation to Local Index+(1)     99.1%
(1/31/96-12/31/96)
MSCI Yield+(1)                          1.40%
(5yr. avg.--12/91 to 12/96)
Listed Companies(2)                     618

Sources: (1) MSCI
         (2) International Federation of Stock Exchanges, 12/96

      MSCI MALAYSIA (FREE) INDEX PERFORMANCE IN US DOLLARS AS OF 8/31/97+

-- Returns USD

12/31/91        190.484
                201.467
                216.465
                210.455
4/30/92         211.32
                207.725
                209.17
                210.333
                201.628
                216.102
                232.964
                234.294
                224.319
                218.858
2/28/93         229.923
                237.344
                276.558
                286.58
                275.606
                289.58
                317.74
                341.72
                396.52
                389.77
12/31/93        471.07
                397.76
                413.86
                353.053
                388.998
                376.257
                382.72
                392.899
                437.104
                435.168
10/31/94        432.1
                395.656
                377.141
                339.124
                385.298
                386.476
                381.945
                424.944
                417.973
                427.218
8/31/95         403.023
                395.603
                373.979
                374.842
                396.605
                411.161
                426.769
                454.372
                478.558
                459.238
                461.382
                433.313
                457.071
9/30/96         464.768
                474
                494
                499
                506
                529
                499
                443
                452
                440
                397
8/31/97         277

SOURCE: MSCI

+The above chart and market facts are intended to represent the historical performance of the MSCI Malaysia (Free) Index. They do not represent any past or future performance of WEBS. It is not possible to invest in an index.

The MSCI Malaysia (Free) Index ("MSCI Malaysia (Free)") consists primarily of stocks that are traded on the Malaysia Stock Exchange. On August 31, 1997, there were 76 stocks held in the index, representing approximately $85.9 billion or 52.9% of the aggregate capitalization of the Malaysia equity market. The MSCI Malaysia (Free) reflects the reinvestment of net dividends. The MSCI Malaysia
(Free) is unmanaged and therefore does not bear management, administration or other expenses as do the WEBS.

                TOP 5 HOLDINGS-MALAYSIA (FREE) WEBS INDEX SERIES

STOCK NAME                               % OF WEBS
--------------------------------------------------
1.  Telekom Malaysia                      11.96%
2.  Tenaga Nasional                       11.69%
3.  Malayan Banking                        8.69%
4.  Sime Darby                             6.57%
5.  Rothmans of Pall Mall                  3.95%


               TOP 5 INDUSTRIES-MALAYSIA (FREE) WEBS INDEX SERIES

INDUSTRY                               % OF WEBS
------------------------------------------------
1.  Telecommunications                   13.20%
2.  Multi-Industry                       12.70%
3.  Banking                              12.59%
4.  Utilities--Electrical & Gas          11.69%
5.  Miscellaneous Materials &             6.91%
    Commodities

On August 31, 1997 there were 46 stocks held in the Malaysia (Free) WEBS Index Series.

Source: PFPC Inc.                                                  As of 8/31/97

MEXICO (FREE)

                      AMEX PRICE TICKER--MEXICO (FREE) WEBS
                                       EWW

                                 ECONOMIC FACTS


                             1996       Est. 1997
----------------------------------------------------

Real GDP Growth              5.10%(1)      4.90%(1)
Inflation Rate              34.40%(1)     23.10%**(1)
Unemployment Rate            5.50%(1)      4.30%(1)
Short Term Interest Rate*   19.46%(3)     19.58%(2)

Sources: (1) DRI/McGraw-Hill, 8/30/97
         (2) The Economist, 8/30/97
         (3) The Economist, 2/22/97

  *1996 rate as of February 19, 1997. 1997 rate as of August 27, 1997. **Represents % change year over year as of July, 1997.


                         IOPV SYMBOL--MEXICO (FREE) WEBS
                                       INW

                                  MARKET FACTS

Currency                                Peso
Local Market Index                      IPC
Est. Market Cap (8/31/97)(1)            $143 bn US
MSCI Correlation to Local Index+(1)     98.2%
(1/31/96-12/31/96)
MSCI Yield+(1)                          1.40%
(5yr. avg.--12/91 to 12/96)
Listed Companies(2)                     193

Sources: (1) MSCI
         (2) International Federation of Stock Exchanges, 12/96

       MSCI MEXICO (FREE) INDEX PERFORMANCE IN US DOLLARS AS OF 8/31/97+

-- Returns USD

12/31/91        1196.3
                1330
                1535.22
                1546.53
4/30/92         1483.81
                1505.21
                1260.09
                1274.55
                1190.48
                1134.91
                1344.76
                1452.78
                1495.13
                1411.23
2/28/93         1328.13
                1508.28
                1403.79
                1387.3
                1406.58
                1485.29
                1627.27
                1570.07
                1732.02
                1912.28
12/31/93        2232.99
                2409.7
                2193.96
                1943.39
                1890.13
                2036.94
                1822.12
                1979.1
                2124.32
                2159.89
10/31/94        1983.76
                2003.77
                1327.46
                1037.23
                 789.934
                 804.288
                 957.164
                 929.584
                1028.81
                1123.16
8/31/95         1161.57
                1091.49
                 947.652
                1029.61
                1057.03
                1184.1
                1075.75
                1162.02
                1228.79
                1237.07
                1223.06
                1143.96
                1249.65
9/30/96         1247.85
                1173
                1223
                1254
                1362
                1411
                1383
                1389
                1471
                1640
                1890
8/31/97         1737

SOURCE: MSCI

+The above chart and market facts are intended to represent the historical performance of the MSCI Mexico (Free) Index. They do not represent any past or future performance of WEBS. It is not possible to invest in an index.

The MSCI Mexico (Free) Index ("MSCI Mexico (Free)") consists primarily of stocks that are traded on the Mexico Stock Exchange. On August 31, 1997, there were 40 stocks held in the index, representing approximately $95.0 billion or 66.1% of the aggregate capitalization of the Mexico equity market. The MSCI Mexico (Free) reflects gross dividends. The MSCI Mexico (Free) is unmanaged and therefore does not bear management, administration or other expenses as do the WEBS.

                 TOP 5 HOLDINGS-MEXICO (FREE) WEBS INDEX SERIES

STOCK NAME                             % OF WEBS
-------------------------------------------------
1.  Telefonos de Mexico                   22.49%
2.  Grupo Modelo                           7.87%
3.  Kimberly-Clark de Mexico               7.33%
4.  Grupo Carso                            7.31%
5.  Cifra                                  4.63%

                TOP 5 INDUSTRIES-MEXICO (FREE) WEBS INDEX SERIES

INDUSTRY                              % OF WEBS
-------------------------------------------------
1.  Telecommunications                   22.49%
2.  Beverages & Tobacco                  15.72%
3.  Multi-Industry                       14.15%
4.  Merchandising                         7.85%
5.  Health & Personal Care                7.33%

On August 31, 1997 there were 32 stocks held in the Mexico (Free) WEBS Index Series.

Source: PFPC Inc.                                                  As of 8/31/97

NETHERLANDS

                       AMEX PRICE TICKER--NETHERLANDS WEBS
                                       EWN

                                 ECONOMIC FACTS

                             1996         EST. 1997
-----------------------------------------------------

Real GDP Growth              2.50%(1)      2.90%(2)
Inflation Rate               2.10%(3)      2.30%(3)
Unemployment Rate            6.70%(3)      6.40%(3)
10-Year Govt. Bond Rate*     5.32%(1)      5.61%(2)
Prime Lending Rate*          4.25%(1)      4.75%(2)

Sources: (1) The Economist, 2/22/97
         (2) The Economist, 8/30/97
         (3) DRI/McGraw-Hill, 8/30/97

*1996 rate as of February 19, 1997. 1997 rate as of August 27, 1997.


                          IOPV SYMBOL--NETHERLANDS WEBS
                                       INN

                                  MARKET FACTS

Currency                                Guilder
Local Market Index                      EOE
Est. Market Cap (8/31/97)(1)            $449 bn US
MSCI Correlation to Local Index+(1)     92.3%
(1/31/96-12/31/96)
MSCI Yield+(1)                          3.40%
(5yr. avg.--12/91 to 12/96)
Listed Companies(2)                     343


Sources: (1) MSCI
         (2) International Federation of Stock Exchanges, 12/96


        MSCI NETHERLANDS INDEX PERFORMANCE IN US DOLLARS AS OF 8/31/97+

-- Returns USD


12/31/91        1738.59
                1735.18
                1740.1
                1713.43
4/30/92         1791.14
                1867.37
                1883.98
                1887.44
                1937.66
                1979.87
                1789.43
                1758.54
                1778.54
                1818.07
2/28/93         1875.7
                1995.38
                1986.59
                2027.17
                2011.17
                2013.33
                2216.84
                2225.9
                2357.1
                2284.42
12/31/93        2405.94
                2516.44
                2468.2
                2386.73
                2520.13
                2441.53
                2419.28
                2567.09
                2658.58
                2584.42
10/31/94        2757.87
                2617.48
                2687.52
                2719.34
                2796.29
                2937.74
                3036.86
                3075.19
                3107.34
                3283.74
8/31/95         3086.96
                3236.22
                3188.74
                3289.77
                3432.37
                3452.85
                3528.56
                3632.63
                3648.61
                3817.53
                3826.25
                3765.45
                3828.79
9/30/96         3926.19
                4024
                4275
                4376
                4341
                4517
                4626
                4579
                4870
                5252
                5682
8/31/97         5121

SOURCE: MSCI

+The above chart and market facts are intended to represent the historical performance of the MSCI Netherlands Index. They do not represent any past or future performance of WEBS. It is not possible to invest in an index.

The MSCI Netherlands Index ("MSCI Netherlands") consists primarily of stocks that are traded on the Netherlands Stock Exchange. On August 31, 1997, there were 22 stocks held in the index, representing approximately $315.3 billion or 70.1% of the aggregate capitalization of the Netherlands equity market. The MSCI Netherlands reflects the reinvestment of net dividends. The MSCI Netherlands is unmanaged and therefore does not bear management, administration or other expenses as do the WEBS.


                  TOP 5 HOLDINGS-NETHERLANDS WEBS INDEX SERIES

STOCK NAME                                % OF WEBS
---------------------------------------------------

1.  Royal Dutch Petroleum                 23.49%
2.  Ing Groep                             12.02%
3.  Unilever                              11.94%
4.  Akzo Nobel                             4.59%
5.  Philips Electronics                    4.45%

                 TOP 5 INDUSTRIES-NETHERLANDS WEBS INDEX SERIES

INDUSTRY                               % OF WEBS
------------------------------------------------
1.  Energy Sources                       23.49%
2.  Financial Services                   12.02%
3.  Food & Household Products            11.94%
4.  Broadcast & Publishing                7.54%
5.  Chemicals                             4.59%

On August 31, 1997 there were 22 stocks held in the Netherlands WEBS Index
Series.

Source: PFPC Inc.                                                 As of 8/31/97

SINGAPORE (FREE)

                    AMEX PRICE TICKER--SINGAPORE (FREE) WEBS
                                      EWS

                                 ECONOMIC FACTS


                             1996          Est. 1997
-----------------------------------------------------
Real GDP Growth              7.00%(1)      7.20%(1)
Inflation Rate               1.40%(1)      1.80%**(1)
Short Term Interest Rate*    2.94%(3)      3.95%(2)

Sources: (1) DRI/McGraw-Hill, 8/30/97
         (2) The Economist, 8/30/97
         (3) The Economist, 2/22/97

 *1996 rate as of February 19, 1997. 1997 rate as of August 27, 1997. ** Represents % change year over year as of July, 1987.

                       IOPV SYMBOL--SINGAPORE (FREE) WEBS
                                      INR

                                  MARKET FACTS

Currency                                Singapore $
Local Market Index                      Straights Times
Est. Market Cap (8/31/97)(1)            $119 bn US
MSCI Correlation to Local Index+(1)     89.8%
(1/31/96-12/31/96)
MSCI Yield+(1)                          0.90%
(5yr. avg.--12/91 to 12/96)
Listed Companies(2)                     296


Sources: (1) MSCI
         (2) International Federation of Stock Exchanges, 12/96



     MSCI SINGAPORE (FREE) INDEX PERFORMANCE IN US DOLLARS AS OF 8/31/97+

-- Returns USD

12/31/91        238.451
                241.923
                233.354
                226.17
4/30/92         235.723
                252.422
                250.174
                239.562
                222.526
                211.038
                216.873
                236.715
                249.165
                251.697
2/28/93         254.189
                255.929
                273.867
                290.261
                279.711
                281.74
                326.955
                339.54
                374.464
                351.479
12/31/93        432.071
                408.035
                390.601
                352.707
                404.787
                414.225
                399.155
                418.205
                443.103
                456.821
10/31/94        483.656
                458.339
                457.18
                416.527
                441.197
                451.673
                460.461
                504.112
                478.074
                486.986
8/31/95         458.873
                469.494
                472.776
                484.455
                512.894
                567.34
                566.484
                553.516
                552.245
                520.436
                513.968
                474.045
                493.803
9/30/96         494.422
                471
                502
                514
                533
                519
                468
                451
                482
                480
                477
8/31/97         373


SOURCE: MSCI

+The above chart and market facts are intended to represent the historical performance of the MSCI Singapore (Free) Index. They do not represent any past or future performance of WEBS. It is not possible to invest in an index.

The MSCI Singapore (Free) Index ("MSCI Singapore (Free)") consists primarily of stocks that are traded on the Singapore Stock Exchange. On August 31, 1997, there were 37 stocks held in the index, representing approximately $63.4 billion or 52.9% of the aggregate capitalization of the Singapore equity market. The MSCI Singapore (Free) reflects the reinvestment of net dividends. The MSCI Singapore (Free) is unmanaged and therefore does not bear management, administration or other expenses as do the WEBS.

                TOP 5 HOLDINGS-SINGAPORE (FREE) WEBS INDEX SERIES

STOCK NAME                               % OF WEBS
--------------------------------------------------
1.  Singapore Airlines                    11.10%
2.  Oversea-Chinese Banking Corporation    9.72%
3.  United Overseas Bank                   9.08%
4.  Developmental Bank of Singapore        8.70%
5.  Singapore Telecommunications           8.24%

               TOP 5 INDUSTRIES-SINGAPORE (FREE) WEBS INDEX SERIES

INDUSTRY                               % OF WEBS
------------------------------------------------
1.  Banking                              27.50%
2.  Real Estate                          17.65%
3.  Transportation--Airlines             11.10%
4.  Multi-Industry                        9.98%
5.  Telecommunications                    8.24%

On August 31, 1997 there were 31 stocks held in the Singapore (Free) WEBS Index Series.

Source: PFPC Inc.                                                  As of 8/31/97

SPAIN

                          AMEX PRICE TICKER--SPAIN WEBS
                                       EWP

                                 ECONOMIC FACTS

                               1996       EST. 1997
---------------------------------------------------
Real GDP Growth              2.10%(1)      2.90%(2)
Inflation Rate               3.60%(3)      2.80%(3)
Unemployment Rate           22.20%(3)     21.20%(3)
10-Year Govt. Bond Rate*     6.63%(1)      6.24%(2)
Prime Lending Rate*          8.25%(1)      7.25%(2)

Sources: (1) The Economist, 2/22/97
         (2) The Economist, 8/30/97
         (3) DRI/McGraw-Hill, 8/30/97

*1996 rate as of February 19, 1997. 1997 rate as of August 27, 1997.



                             IOPV SYMBOL--SPAIN WEBS
                                       INP

                                  MARKET FACTS

Currency                                Peseta
Local Market Index                      IBEX
Est. Market Cap (8/31/97)(1)            $202 bn US
MSCI Correlation to Local Index+(1)     99.3%
(1/31/96-12/31/96)
MSCI Yield+(1)                          3.80%
(5yr. avg.--12/91 to 12/96)
Listed Companies(2)                     361


Sources: (1) MSCI
         (2) International Federation of Stock Exchanges, 12/96



            MSCI SPAIN INDEX PERFORMANCE IN US DOLLARS AS OF 8/31/97+

-- Return USD

12/31/91       501.786
               499.363
               517.979
               494.074
4/30/92        483.432
               531.429
               497.958
               460.169
               445.08
               389.868
               366.835
               389.532
               392.052
               425.905
2/28/93        422.346
               448.787
               451.486
               442.337
               440.538
               413.233
               502.773
               488.853
               519.032
               470.713
12/31/93       508.824
               571.435
               544.202
               519.46
               531.903
               531.273
               501.907
               531.998
               526.043
               510.812
10/31/94       525.794
               516.722
               484.391
               480.087
               491.992
               481.9
               521.828
               546.457
               554.562
               595.212
8/31/95        575.309
               576.304
               558.285
               600.889
               628.903
               634.185
               676.481
               666.755
               692.506
               687.154
               716.051
               683.334
               697.975
9/30/96        715.16
               737
               799
               880
               866
               835
               869
               919
               990
              1063
              1003
8/31/97        983

SOURCE: MSCI

+The above chart and market facts are intended to represent the historical performance of the MSCI Spain Index. They do not represent any past or future performance of WEBS. It is not possible to invest in an index.

The MSCI Spain Index ("MSCI Spain") consists primarily of stocks that are traded on the Spain Stock Exchange. On August 31, 1997, there were 31 stocks held in the index, representing approximately $141.8 billion or 70.1% of the aggregate capitalization of the Spain equity market. The MSCI Spain reflects the reinvestment of net dividends. The MSCI Spain is unmanaged and therefore does not bear management, administration or other expenses as do the WEBS.


                     TOP 5 HOLDINGS-SPAIN WEBS INDEX SERIES

STOCK NAME                               % OF WEBS
--------------------------------------------------
1.  Telefonica de Espana                  14.36%
2.  Empresa Nacional de Electricidad      14.06%
3.  Banco Bilbao Vizcaya                  10.33%
4.  Banco Santander                        8.01%
5.  Repsol                                 4.55%


                    TOP 5 INDUSTRIES-SPAIN WEBS INDEX SERIES

INDUSTRY                               % OF WEBS
------------------------------------------------
1.  Banking                              27.32%
2.  Utilities--Electrical & Gas          26.82%
3.  Telecommunications                   14.36%
4.  Business & Public Services            5.86%
5.  Energy Sources                        4.55%

On August 31, 1997 there were 29 stocks held in the Spain WEBS Index Series.

Source: PFPC Inc.                                                 As of 8/31/97

SWEDEN

                         AMEX PRICE TICKER--SWEDEN WEBS
                                       EWD

                                 ECONOMIC FACTS

                             1996         EST. 1997
---------------------------------------------------
Real GDP Growth              1.50%(1)      2.20%(2)
Inflation Rate               0.50%(3)      0.70%(3)
Unemployment Rate            8.00%(3)      8.50%(3)
10-Year Govt. Bond Rate*     6.52%(1)      6.49%(2)
Prime Lending Rate*          5.30%(1)      5.60%(2)

Sources: (1) The Economist, 2/22/97
         (2) The Economist, 8/30/97
         (3) DRI/McGraw-Hill, 8/30/97

*1996 rate as of February 19, 1997. 1997 rate as of August 27, 1997.

                            IOPV SYMBOL--SWEDEN WEBS
                                       WBQ

                                  MARKET FACTS

Currency                                Krona
Local Market Index                      OMX
Est. Market Cap (8/31/97)(1)            $259 bn US
MSCI Correlation to Local Index+(1)     99.0%
(1/31/96-12/31/96)
MSCI Yield+(1)                          1.80%
(5yr. avg.--12/91 to 12/96)
Listed Companies(2)                     229


Sources: (1) MSCI
         (2) International Federation of Stock Exchanges, 12/96



           MSCI SWEDEN INDEX PERFORMANCE IN US DOLLARS AS OF 8/31/97+

-- Returns USD

12/31/91        1842.52
                1841.87
                1794.89
                1876.65
4/30/92         1859.64
                1975.36
                1908.08
                1857.16
                1745.48
                1551.61
                1412.44
                1611.09
                1577.02
                1505.22
2/28/93         1560.83
                1576.59
                1731.93
                1913.69
                1780.87
                1829.29
                1999.72
                2030.66
                2221.1
                1955.96
12/31/93        2160.32
                2532.25
                2412.74
                2263.35
                2448.67
                2414.97
                2289.02
                2441.3
                2429.64
                2437.32
10/31/94        2670.2
                2597.07
                2556.45
                2570.91
                2614.76
                2572.87
                2806.67
                2847.65
                2974.07
                3180.68
8/31/95         3095.63
                3522.96
                3372.46
                3487.71
                3409.29
                3326.41
                3651.41
                3736.03
                3695.25
                3859.42
                3910.92
                3750.15
                4000.52
9/30/96         4166.29
                4347
                4639
                4677
                4786
                4766
                4991
                4573
                4931
                5360
                5610
8/31/97         5306

SOURCE: MSCI

+The above chart and market facts are intended to represent the historical performance of the MSCI Sweden Index. They do not represent any past or future performance of WEBS. It is not possible to invest in an index.

The MSCI Sweden Index ("MSCI Sweden") consists primarily of stocks that are traded on the Sweden Stock Exchange. On August 31, 1997, there were 29 stocks held in the index, representing approximately $154.9 billion or 59.7% of the aggregate capitalization of the Sweden equity market. The MSCI Sweden reflects the reinvestment of net dividends. The MSCI Sweden is unmanaged and therefore does not bear management, administration or other expenses as do the WEBS.


                    TOP 5 HOLDINGS-SWEDEN WEBS INDEX SERIES

STOCK NAME                               % OF WEBS
--------------------------------------------------

1.  Ericsson LM                           22.39%
2.  Astra AB                              15.70%
3.  ABB AB                                 7.40%
4.  Atlas Copco AB                         4.53%
5.  Skanska AB                             4.41%

                   TOP 5 INDUSTRIES-SWEDEN WEBS INDEX SERIES

INDUSTRY                              % OF WEBS
-----------------------------------------------
1.  Electrical & Electronics             29.79%
2.  Health & Personal Care               15.70%
3.  Banking                               8.56%
4.  Forest Products & Paper               6.24%
5.  Machinery & Engineering               4.53%

On August 31, 1997 there were 28 stocks held in the Sweden WEBS Index Series.

Source: PFPC Inc.                                                 As of 8/31/97

SWITZERLAND

                       AMEX PRICE TICKER--SWITZERLAND WEBS
                                       EWL

                                 ECONOMIC FACTS

                              1996        EST. 1997
---------------------------------------------------
Real GDP Growth             (0.50%)(1)     0.50%(2)
Inflation Rate               0.80%(3)      1.20%(3)
Unemployment Rate            4.70%(3)      5.70%(3)
10-Year Govt. Bond Rate      3.95%(3)      3.87%(3)
Prime Lending Rate*          3.63%(1)      3.13%(2)

Sources: (1) The Economist, 2/22/97
         (2) The Economist, 8/30/97
         (3) DRI/McGraw-Hill, 8/30/97

*1996 rate as of February 19, 1997. 1997 rate as of August 27, 1997.



                          IOPV SYMBOL--SWITZERLAND WEBS
                                       INL

                                  MARKET FACTS

Currency                                Swiss Franc
Local Market Index                      SMI
Est. Market Cap (8/31/97)(1)            $485 bn US
MSCI Correlation to Local Index+(1)     99.4%
(1/31/96-12/31/96)
MSCI Yield+(1)                          1.70%
(5yr. avg.--12/91 to 12/96)
Listed Companies(2)                     436

Sources: (1) MSCI
         (2) International Federation of Stock Exchanges, 12/96



        MSCI SWITZERLAND INDEX PERFORMANCE IN US DOLLARS AS OF 8/31/97+


-- Returns USD

12/31/91        722.903
                732.502
                726.434
                686.463
4/30/92         677.164
                680.653
                682.853
                698.224
                682.93
                632.391
                648.131
                618.876
                635.06
                622.793
2/28/93         657.396
                674.937
                698.564
                708.537
                703.411
                698.217
                703.286
                668.634
                731.131
                714.297
12/31/93        746.687
                793.76
                754.991
                722.208
                714.088
                722.656
                675.784
                706.859
                746.768
                763.333
10/31/94        753.731
                711.869
                723.952
                686.919
                724.664
                755.401
                768.513
                800.416
                814.071
                828.461
8/31/95         828.978
                825.103
                818.109
                848.529
                856.507
                900.935
                892.904
                910.373
                947.87
                962.84
                936.432
                907.769
                948.294
9/30/96         985.871
               1063
               1140
               1100
               1155
               1145
               1088
               1113
               1206
               1228
               1307
8/31/97        1238

SOURCE: MSCI

+The above chart and market facts are intended to represent the historical performance of the MSCI Switzerland Index. They do not represent any past or future performance of WEBS. It is not possible to invest in an index.

The MSCI Switzerland Index ("MSCI Switzerland") consists primarily of stocks that are traded on the Switzerland Stock Exchange. On August 31, 1997, there were 36 stocks held in the index, representing approximately $382.2 billion or 78.8% of the aggregate capitalization of the Switzerland equity market. The MSCI Switzerland reflects the reinvestment of net dividends. The MSCI Switzerland is unmanaged and therefore does not bear management, administration or other expenses as do the WEBS.


                  TOP 5 HOLDINGS-SWITZERLAND WEBS INDEX SERIES

STOCK NAME                               % OF WEBS
--------------------------------------------------
1.  Roche Holding                         23.97%
2.  Novartis                              22.05%
3.  Holderbank Financiere                  4.81%
4.  ABB                                    4.59%
5.  Nestle                                 4.36%


                 TOP 5 INDUSTRIES-SWITZERLAND WEBS INDEX SERIES

INDUSTRY                              % OF WEBS
-----------------------------------------------
1.  Health & Personal Care               46.02%
2.  Banking                              12.80%
3.  Insurance                             8.39%
4.  Machinery & Engineering               7.11%
5.  Building Materials & Components       6.72%

On August 31, 1997 there were 22 stocks held in the Switzerland WEBS Index
Series.

Source: PFPC Inc.                                                 As of 8/31/97

UNITED KINGDOM

                     AMEX PRICE TICKER--UNITED KINGDOM WEBS
                                      EWU

                                 ECONOMIC FACTS


                             1996         EST. 1997
---------------------------------------------------

Real GDP Growth              2.40%(1)      3.50%(2)
Inflation Rate               2.40%(3)      3.10%(3)
Unemployment Rate            7.50%(3)      5.70%(3)
10-Year Govt. Bond Rate*     7.12%(1)      7.15%(2)
Prime Lending Rate*          7.00%(1)      8.00%(2)

Sources: (1) The Economist, 2/22/97
         (2) The Economist, 8/30/97
         (3) DRI/McGraw-Hill, 8/30/97

*1996 rate as of February 19, 1997. 1997 rate as of August 27, 1997.



                        IOPV SYMBOL--UNITED KINGDOM WEBS
                                      INU


                                  MARKET FACTS

Currency                                Pound Sterling
Local Market Index                      FTSE
Est. Market Cap (8/31/97)(1)            $1,931 bn US
MSCI Correlation to Local Index+(1)     99.2%
(1/31/96-12/31/96)
MSCI Yield+(1)                          3.90%
(5yr. avg.--12/91 to 12/96)
Listed Companies(2)                     2,623

Sources: (1) MSCI
         (2) International Federation of Stock Exchanges, 12/96





       MSCI UNITED KINGDOM INDEX PERFORMANCE IN US DOLLARS AS OF 8/31/97+


-- Returns USD


12/31/91        1238.17
                1225.84
                1212.15
                1143.54
4/30/92         1280.34
                1353.47
                1302.26
                1253.44
                1250.46
                1228.09
                1130.11
                1144.5
                1192.93
                1166.93
2/28/93         1138.47
                1221.85
                1257.99
                1267.08
                1254.03
                1250.43
                1338.33
                1323.01
                1374.94
                1381.12
12/31/93        1484.46
                1551.07
                1474.37
                1375.7
                1425.71
                1351.16
                1355.86
                1428.76
                1510.57
                1440.86
10/31/94        1524.72
                1458.55
                1460.28
                1438.15
                1446.45
                1555.55
                1577.4
                1614.12
                1615.94
                1706.31
8/31/95         1666.07
                1716.52
                1714.72
                1725.1
                1770.83
                1768.18
                1782.63
                1772.83
                1807.36
                1828.5
                1817.83
                1830.51
                1925.35
9/30/96         1969.91
                2063
                2180
                2256
                2190
                2258
                2282
                2324
                2430
                2464
                2579
8/31/97         2537

SOURCE: MSCI

+The above chart and market facts are intended to represent the historical performance of the MSCI United Kingdom Index. They do not represent any past or future performance of WEBS. It is not possible to invest in an index.

The MSCI United Kingdom Index ("MSCI United Kingdom") consists primarily of stocks that are traded on the United Kingdom Stock Exchange. On August 31, 1997, there were 132 stocks held in the index, representing approximately $1,195.8 billion or 61.9% of the aggregate capitalization of the United Kingdom equity market. The MSCI United Kingdom reflects the reinvestment of net dividends. The MSCI United Kingdom is unmanaged and therefore does not bear management, administration or other expenses as do the WEBS.


                 TOP 5 HOLDINGS-UNITED KINGDOM WEBS INDEX SERIES

STOCK NAME                               % OF WEBS
--------------------------------------------------
1.  British Petroleum                      6.77%
2.  HSBC Holdings                          6.70%
3.  Glaxo Wellcome                         6.06%
4.  Lloyds TSB Group                       4.52%
5.  Smithkline Beecham                     4.07%

               TOP 5 INDUSTRIES-UNITED KINGDOM WEBS INDEX SERIES


INDUSTRY                                % OF WEBS
-------------------------------------------------
1.  Banking                              14.82%
2.  Health & Personal Care               12.73%
3.  Merchandising                         8.85%
4.  Energy Sources                        7.54%
5.  Telecommunications                    6.79%

On August 31, 1997 there were 95 stocks held in the United Kingdom WEBS Index Series.

Source: PFPC Inc.                                                As of 8/31/97

                                 N  O  T  E  S

--------------------------------------------------------------------------------

                                 N  O  T  E  S

--------------------------------------------------------------------------------

ALL ABOUT WEBS
AN INTERNATIONAL INVESTING SOLUTION

WHAT ARE WEBS?

     "WEBS" stands for "World Equity Benchmark Shares." WEBS are 17 country-specific series of securities that are listed and traded on the American Stock Exchange (AMEX). Each WEBS Index Series represents an investment in an optimized portfolio of ordinary foreign shares that seeks to provide investment results that track the performance of a specific Morgan Stanley Capital International (MSCI) country index.


WHO SHOULD BUY WEBS?

     Any investor looking for easy access to specific international equity markets - without the complexity or costs encountered in the typical foreign share investment.


HOW DO WEBS DIFFER FROM CLOSED-END MUTUAL FUNDS?

     Although WEBS trade on an exchange like Closed-End funds, the significant difference between the two is that WEBS Index Series can be redeemed, and new ones created, every business day in Creation size units. This unique structure allows large institutional investors to arbitrage any significant discounts or premiums that may develop, unlike what happens with Closed-End funds and their limited share issue. This ability to create and redeem at will, tends to keep the net asset value of the WEBS very close to their trading price.

HOW DO WEBS DIFFER FROM OPEN-END MUTUAL FUNDS?

     WEBS can be traded during normal market hours on the AMEX. Investors can accurately determine the settlement price of their trade, unlike Open-End mutual funds where the purchase or sale price NAV is only determined at the end of the trading day. In addition, WEBS can be shorted, even on a down-tick, unlike Open-End funds which can't be sold short.


WHAT BENEFITS CAN WEBS OFFER?

     Broad foreign country exposure with a single trade, ease of access, affordability, flexibility, and index tracking.

FOR MORE INFORMATION ABOUT WEBS



TOLL-FREE PHONE:    CALL 1-800-810-WEBS TO SPEAK WITH A PRODUCT
                    SPECIALIST, LEARN MORE ABOUT WEBS OR RECEIVE A CURRENT
                    PROSPECTUS AND OTHER INFORMATIONAL MATERIAL ABOUT WEBS.

INTERNET:           HTTP://WEBSONTHEWEB.COM

MAILING ADDRESS:    WEBS C/O FUNDS DISTRIBUTOR INC.
                    60 STATE STREET, SUITE 1300
                    BOSTON, MA 02109













DISTRIBUTOR: FUNDS DISTRIBUTOR INC.

DESIGN:      FUNDS DISTRIBUTOR INC.
             MARKETING COMMUNICATIONS                                 CFACT BOOK

CONTENTS: Questions investors may have about WEBS

                     Introduction
                     Features
                     Benefits
                     Structure
                     Pricing
                     Creation and Redemption: for Institutional Investors Indexed Performance
                      Income Via Dividends and Capital Gains
                      Who to Contact

INTRODUCTION

            WEBS enable institutional and individual investors to gain exposure to selected international equity markets. They represent a convenient and relatively economical means of diversifying a portfolio and gaining passive index management in certain foreign countries.

            Introduced for trading on the American Stock Exchange (AMEX) in March, 1996, WEBS are issued in a number of country-specific Index Series by WEBS Index Fund, Inc. (the "Fund"), an investment company registered under the Investment Company Act of 1940. The companies and institutions involved include Barclays Global Fund Advisors (the "Adviser"), Funds Distributor, Inc. (the "Distributor"), Morgan Stanley Trust Company (the "Custodian"), Morgan Stanley Capital International ("MSCI"), PFPC Inc. (the "Administrator") and the American Stock Exchange, Inc. (the "AMEX").

            Here are answers to some of the most frequently asked questions about WEBS.

  FEATURES

             Q   What are "WEBS?"
             A   WEBS, an acronym for "World Equity Benchmark Shares," are
                 shares issued in series by the Fund (each series being a "WEBS
                 Index Series").

             Q   Who should invest in WEBS?
             A   WEBS are designed for investors who seek a relatively low-cost
                 "passive" approach for investing in a portfolio of equity securities of companies located in a particular foreign country.

             Q   What is the objective of each WEBS Index Series?
             A   The Fund is an index fund. The investment objective of each of the WEBS Index Series is to seek to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in particular markets, as represented by a particular foreign equity securities index compiled by MSCI.

             Q   Which countries are represented by WEBS Index Series?
             A   There are 17 WEBS Index Series of the Fund:


                              AMEX                          AMEX                          AMEX
                              TRADING                       TRADING                       TRADING
            COUNTRY           SYMBOL      COUNTRY           SYMBOL      COUNTRY           SYMBOL
            -------           -------     -------           -------     -------           -------
            Australia         ewa         Hong Kong         ewh         Singapore (Free)  ews


            Austria           ewo         Italy             ewi         Spain             ewp


            Belgium           ewk         Japan             ewj         Sweden            ewd


            Canada            ewc         Malaysia          ewm         Switzerland       ewl


            France            ewq         Mexico (Free)     eww         United Kingdom    ewu


            Germany           ewg         Netherlands       ewn

More WEBS Index Series may be added in the future.


             Q   When were WEBS introduced?
             A   WEBS were introduced for trading on the AMEX in March, 1996.

             Q   What are the MSCI Indices?
             A   The MSCI Indices used by the WEBS Index Series as benchmarks are market capitalization weighted indices that seek to track the performance of a particular country's publicly traded equity securities. They generally reflect approximately 60% of the capitalization of a country's stock market. The MSCI
                 Indices balance the inclusiveness of an "all share" index against the replicability of a "blue chip" index.

                 MSCI Indices have covered the world's developed markets since 1969, and the emerging markets since 1988. They are notable for the depth and breadth of their coverage.

             Q   Can WEBS provide international and regional exposure?
             A   Yes. Shares in different WEBS Index Series can be purchased in different weightings to achieve desired international exposure, specifically or regionally, including most of the components of the MSCI EAFE Index (Europe, Australasia and Far East Index).

             Q   How are WEBS different from mutual fund shares?
             A   There are a number of important differences. WEBS shares trade continuously on a secondary market, the AMEX, during regular
                 AMEX trading hours, like any other publicly traded U.S. stocks listed on this Exchange. In contrast, mutual fund shares do not trade in the secondary market, and are normally bought and sold from the issuing mutual fund at prices determined only at the end of the day. WEBS may be bought and sold on the AMEX in any amount, but may be purchased from, and redeemed by, the Fund only in very large "Creation Unit" aggregations. Mutual fund shares are normally available from the issuing fund in much smaller amounts, and are redeemable in units of as little as one share.

             Q   How are WEBS different from closed-end funds?
             A   Closed-end funds, including other country or region-specific funds, which also trade on U.S. exchanges, frequently trade at discounts or premiums to their net asset value (NAV). This is because the price of their shares reflects the forces of supply and demand. Although as of August 31, 1996 the WEBS had traded at an average end-of-day premium of .04 over their NAV, the Fund cannot predict whether the WEBS of its various WEBS
                 Index Series will trade at, above or below their NAVs in the future. However, given the fact that WEBS can be created or redeemed on any business day by institutional investors in Creation Unit aggregations (see Creation and Redemption section, page 7), the Fund believes that large discounts or premiums to the NAV of WEBS are unlikely to be sustainable.

             Q   Are WEBS leveraged derivatives?
             A   No. Each WEBS Index Series may not use derivatives for the purpose of leveraging its investment portfolio, but they may be used to "equitize" a cash position, and for other limited purposes. A WEBS Index Series may also borrow money from banks for temporary or emergency purposes.

             Q   What is the expected price range for WEBS?
             A   The initial price per WEBS share of each Index Series has
                 ranged between $10 and $20, although there can be no assurance of this price range in the future.

             Q   What is a round lot of WEBS?
             A   A round lot of shares of a WEBS Index Series is 100 WEBS.

BENEFITS

             Q   How can WEBS simplify the process of international investing?
             A   WEBS offer a number of advantages compared to the alternative of investing directly in a foreign market:

             - WEBS give investors broad market exposure for a specific country, in one trade.

             - WEBS give investors a way to gain exposure internationally yet trade locally, on the AMEX.

             - WEBS' index investing approach frees investors from the process of stock selection and the many complexities associated with direct foreign stock ownership.

             - WEBS trade and settle in U.S. Dollars three business days after the trade date.

             Q   How easily can I buy and sell WEBS?
             A   Investors can trade WEBS during normal market hours, just like any other U.S. stock.

             Q   Can I use WEBS for targeted portfolio exposure?
             A   Yes. WEBS are well suited for this purpose. You can choose a specific country and its equity market from a range of available WEBS Index Series that covers 15 countries in Europe, Australasia and the Far East, as well as Canada and Mexico.
                 More WEBS Index Series may be added in the future.

             Q How broad is the exposure in a given foreign equity market? A MSCI generally seeks to have 60% of the capitalization of a country's stock market reflected in the MSCI index for such country. Each WEBS Index Series seeks to provide investment results that correspond generally to the price and yield performance of the relevant index.

STRUCTURE

             Q   Who issues WEBS?
             A   WEBS Index Fund, Inc., an investment company registered under the Investment Company Act of 1940, as amended, and organized as a series fund.

             Q   Who owns the Fund?
             A   Investors in WEBS become equity shareholders in the Fund.

             Q   Who manages the investment portfolios of the WEBS Index Series?
             A   Barclays Global Fund Advisors is responsible for the investment management of each WEBS Index Series. Their responsibilities include portfolio construction, monitoring and rebalancing designed to help track the performance of the relevant MSCI
                 Index for each WEBS Index Series.

             Q   Where are these portfolio securities held?
             A   Morgan Stanley Trust Company is the global custodian and
                 lending agent for the portfolio securities and cash of each of the WEBS Index Series. Portfolio securities will be held in the various foreign countries, through the Custodian's network of local sub-custodians.

PRICING

             Q   How is Net Asset Value (NAV) determined?
             A   Net Asset Value (NAV) per WEBS for each WEBS Index Series is computed by dividing the value of the net assets of such WEBS
                 Index Series by the total number of WEBS of such Index Series outstanding, rounded to the nearest cent. Expenses and fees, including the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining NAV. The NAV for each WEBS Index Series is determined as of the close of the regular trading session on the New York Stock Exchange, Inc. (NYSE), ordinarily 4 p.m.
                 New York time, on each day such Exchange is open.

                 In computing a WEBS Index Series' NAV, the WEBS Index Series' portfolio securities are valued based on their last-quoted current price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in the over-the-counter market are valued at the latest quoted bid price. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value, as determined in good faith by the Adviser, in accordance with procedures adopted by the Fund's board of directors.

                 The values of portfolio securities are converted into U.S. Dollars at the same foreign exchange rate used by MSCI in computing the relevant MSCI Index on any particular day. This is currently the rate at 4:00 p.m., London time, except for the Mexico (Free) WEBS Index, where the rate used is that as of 3:00 p.m. New York time.

             Q   Will the NAV fluctuate?
             A   The NAV of each WEBS Index Series will fluctuate with changes in the market value of its underlying portfolio securities, with changes in the exchange rates between the U.S. Dollar and the relevant foreign currency, and with the WEBS Index Series' income and expenses.

             Q Do I maintain the foreign currency exposure of the benchmark MSCI Index?
             A Although WEBS trade in U.S. Dollars, investors still have foreign currency exposure with respect to the underlying securities of a WEBS Index Series. The Fund will not hedge such foreign currency exposure.

             Q   Do I have any other performance exposure?
             A   Yes. WEBS investors have full exposure to the price movements of the underlying securities, and to the movement of the foreign currencies against the U.S. Dollar.

             Q   Are there any sales loads?
             A   No. The Fund does not impose any initial or deferred sales charge, and is thus a "no-load" fund. Investors will pay normal brokerage commissions when buying and selling WEBS on the AMEX, just as they do when transacting in any other AMEX-listed security.

             Q How do the management fees payable by the Fund compare to those paid by actively managed funds?
             A The Fund is an index fund. Management fees for passively managed index funds are typically lower than for actively managed funds. The reason for this is that passive management will require fewer investment, research and trading decisions, thereby justifying lower fees.

             Q   Where can I get immediate, up-to-date price information?
             A   Pricing of WEBS on the AMEX is continuous during normal trading hours. Investors can obtain this information using the AMEX's pricing symbols for WEBS, through any information service that reports AMEX prices. The closing prices will be published in major newspapers on the following business day.

  CREATION AND REDEMPTION: FOR INSTITUTIONAL INVESTORS

             Q   How are WEBS created or redeemed?
             A   WEBS may be created and redeemed only in Creation Units, which range in value depending on the WEBS Index Series. A detailed description of the creation and redemption process appears in the Prospectus and Statement of Additional Information.

             Q   What is a "Creation Unit?"
             A   A specified number of WEBS, which varies depending on the WEBS
                 Index Series. To purchase a Creation Unit, an investor generally deposits a portfolio of securities designated by the Adviser, plus an amount of cash specified by the Administrator.

             Q   What is the difference between a Creation Unit and a WEBS?
             A   A Creation Unit is simply a specified number of WEBS shares.

             Q   Who can create them?
             A   Any investor who makes an in-kind deposit through an Authorized
                 Participant of a designated portfolio of equity securities specified for a WEBS Index Series, plus a cash amount, and a fee to cover creation and other transaction costs.

             Q   How are they issued?
             A   The Fund issues and sells Creation Units of WEBS of each WEBS
                 Index Series on a continuous basis through the Distributor at their NAV next determined after receipt of an order in proper form. WEBS may also be sold in Creation Units for cash, in the sole discretion of the Fund.

             Q   Can WEBS be redeemed for their underlying portfolio securities?
             A   Yes. WEBS are redeemable, but only when aggregated in a
                 Creation Unit.

             Q   How are Creation Units redeemed?
             A   A Creation Unit will be redeemed by the Fund at its NAV. On redemption, the Fund will deliver the portfolio securities, plus cash in an amount equal to the difference between the NAV of the WEBS shares and the value of the deposit securities, less a redemption transaction fee. Redemption requests must be submitted to the Distributor through an Authorized Participant.
                 A Creation Unit may also be redeemed for cash, in the sole discretion of the Fund.

             Q   When can Creation Units be redeemed?
             A   Authorized Participants can instruct the Distributor (at
                 1-800-810-WEBS) to redeem Creation Units, between the hours of
                 9.30 a.m. and 4 p.m. New York time, when the AMEX is open for business.

             Q   Are there costs involved in creating and redeeming Creation
                 Units?
             A Yes. A redeeming investor must pay a fee to the Fund to offset transfer and other transaction costs that may be incurred by the relevant WEBS Index Series. Investors will also bear the costs of transferring the deposited securities to or from the Fund to their account.

INDEXED PERFORMANCE

             Q   What is the performance objective of each WEBS Index Series?
             A   Each WEBS Index Series intends to remain as fully invested as practicable in a pool of equity securities, the performance of which will, in the Adviser's judgement, approximate the performance of the relevant MSCI Index taken in its entirety.
                 For more information, see "Investment Policies" in the Prospectus.

             Q Will each WEBS Index Series fully replicate the relevant MSCI Index?
             A A WEBS Index Series generally will not hold all the stocks that comprise the relevant MSCI Index, due in part to the costs involved and, in certain instances, to the potential illiquidity of certain securities. Instead, each Index Series will attempt to hold a representative sample of the securities in the MSCI Index, which will be selected by the Adviser using quantitative analytical models, in a technique known as "portfolio sampling." Certain WEBS Index Series may also hold securities that are not in the relevant MSCI Index where this is considered necessary or appropriate in light of applicable invesment restrictions.

             Q   What is portfolio sampling?
             A   Under this technique, each stock is considered for inclusion in the Index Series based on its contribution to certain capitalization, industry and fundamental investment characteristics. The Adviser will try to construct each WEBS
                 Index Series portfolio so that, in the aggregate, its capitalization, industry and fundamental investment characteristics are expected to perform like those of the relevant MSCI Index.

             Q How closely will the performance of WEBS track the Index performance?
             A Due to the use of the portfolio sampling technique, a WEBS Index Series is not expected to track its benchmark index with the same degree of accuracy as it would if it invested in every stock in the relevant Index. The expected tracking error of a WEBS Index Series relative to the performance of its benchmark index is expected to be less than 5%. The tracking error will generally be greater for WEBS Index Series that have benchmark indices with fewer rather than greater numbers of component stocks.

             Q What if the performance of the underlying equity portfolio exceeds or underperforms the relevant Index?
             A Over time, the portfolio composition of a WEBS Index Series may be rebalanced, to reflect changes in the subject MSCI Index, or with a view to bringing the performance and characteristics of the WEBS Index Series more in line with that of the relevant MSCI Index. Any such rebalancing would require the WEBS Index Series to incur transaction costs and other expenses.

             Q Do the WEBS Index Series track the performance of the MSCI Indices with or without dividends reinvested?
             A The MSCI Indices utilized by the WEBS Index Series reflect the reinvestment of net dividends (except for the Mexico (Free) WEBS Index Series, which uses an MSCI Index that reflects reinvestment of gross dividends).

INCOME VIA DIVIDENDS AND CAPITAL GAINS

             Q   When are dividends and capital gains paid on WEBS?
             A   Dividends and capital gain distributions will be payable at least annually, and will be distributed to investors in U.S.
                 Dollars. Dividends may be more frequent than annually for certain WEBS Index Series.

             Q   Can WEBS dividends be reinvested?
             A   Dividends may not be automatically reinvested in WEBS shares of a WEBS Index Series at this time, although investors may always purchase additional WEBS in the secondary market with distributions received on their existing WEBS.

             Q   What is included in WEBS' accrued income?
             A   Net investment income from dividends, interest income,
                 securities lending income and net gains from currency transactions, less WEBS Index Series operating expenses, plus net short-term capital gains.

             Q   Is income commingled among WEBS Index Series?
             A   No. However, the WEBS Index Series share certain expenses
                 incurred at the Fund level.

             Q   Is there any withholding tax on income?
             A   Dividends on the portfolio stocks held in each WEBS Index
                 Series may be subject to foreign income taxes withheld at source. There should not be any further withholding tax on distributions to WEBS investors who are U.S. investors and who complete all required U.S. tax forms. Foreign investors will be subject to U.S. withholding tax on WEBS' ordinary income dividends at a 30% rate or lower, pursuant to the relevant tax treaty. Each WEBS Index Series will flow through such withholding taxes to its shareholders, who can choose to either deduct or credit them against their U.S. income tax liability.

             Q How are dividends and capital gains treated for Federal income tax purposes?
             A Tax treatment is comparable to an investment in a mutual fund that invests in foreign securities. Dividends paid out of a WEBS Index Series' net investment income and distributions of net realized short-term capital gains are taxable to a U.S. investor as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses, are taxable to a U.S. investor as long-term capital gains, regardless of how long the investor has held their WEBS. Dividends and distributions paid by a WEBS Index Series will not qualify for the deduction for dividends received by corporations.

                 Distributions in excess of a WEBS Index Series' current and accumulated earnings and profits will be treated as a tax-free return of capital to each WEBS Index Series investor, to the extent of the investor's basis in their WEBS, and as capital gain thereafter.

                 Gains or losses realized upon a sale by a holder of WEBS or redemption by a Creation Unit holder who is not a securities dealer, will generally be treated as a long-term capital gain or loss if the WEBS or Creation Unit have been held for more than one year; and otherwise as a short-term capital gain or loss.

             Q Do investors receive the gross amount of all their WEBS Index Series' dividends and capital gains?
             A No. Expenses are deducted daily against each WEBS Index Series' income flows.

             Q   Where can I find the record date for a WEBS Index Series?
             A   They will be announced in accordance with applicable AMEX
                 requirements.

WHO TO CONTACT

                 If you have further questions or need more WEBS product information, call 1-800-810-WEBS toll free. Or, write to: WEBS c/o Funds Distributor, Inc.
                 60 State Street
                 Suite 1300
                 Boston, MA 02109

           -     To buy WEBS shares on the AMEX, contact your broker.

           - To create WEBS Creation Units, contact an Authorized Participant. The names of the current Authorized Participants are available from the Distributor at 1-800-810-WEBS.

           - To redeem WEBS Creation Units, contact Funds Distributor, Inc. at the above toll-free number.

           - To get current WEBS prices, consult your broker, or any service that carries current trading information for AMEX-listed securities.

           - For information concerning requirements for purchasing or redeeming Creation Unit aggregations of WEBS, call 1-800-810-WEBS.

                 Funds Distributor, Inc., Distributor

                 For more information on WEBS, including a prospectus which details charges and expenses, please call 1-800-810-WEBS. Please read the prospectus carefully before you invest.

                 The investment returns and principal value of a WEBS investment will fluctuate, so that an investor's shares when sold, or Creation Unit(s) when redeemed, will be worth more or less than their original cost.

                 There are special risks of international investing, including currency and political risks.

12
Design: Studio Morris  NYC / LA    Writing: Colin Goedecke  NYC
FFQ&A

[ WEBS LOGO ]
World
Equity
Benchmark
Shares



AVERAGE ANNUAL PERFORMANCE OF MSCI INDICES AND THE S&P 500 - periods ending 9/30/97 In US Dollars - (Reinvestment of Net Dividends, except for Mexico (Free) and S&P 500.)*

                                                                                                          TOTAL CUMULATIVE RETURN
                                                                                                             $10,000 INVESTMENT
                          YTD              1YR             3YR            5 YR                10 YR            9/30/87-9/30/97
                          ---              ---             ---            ----                -----            ---------------
AUSTRALIA                 2.83            10.81           10.38           14.43               5.78                $17,541

AUSTRIA                   4.16             9.01            0.45            2.48               7.65                $20,893

BELGIUM                  10.66            16.09           17.29           13.84              11.96                $30,952

CANADA                   19.09            33.00           19.76           15.70               7.61                $20,825

FRANCE                   13.49            23.23           15.80           10.72              10.92                $28,193

GERMANY                  24.32            30.83           19.43           16.25              10.64                $27,482

HONG KONG                 7.75            20.85           14.67           21.65              17.10                $48,498

ITALY                    31.13            33.92           10.26           18.36               4.20                $15,090

JAPAN                    -4.88           -15.82           -7.22            3.51              -1.00                 $9,046

MALAYSIA (FREE)         -48.43           -44.66          -15.29            4.13              10.49**              $26,457**

MEXICO (FREE)            59.30            60.18           -2.55           11.99              35.96**             $199,878**

NETHERLANDS              27.30            41.91           29.18           22.99              16.65                $46,666

SINGAPORE (FREE)        -25.01           -21.95           -5.47           12.83              14.85**              $38,589**

SPAIN                    27.65            57.22           30.08           23.59               9.60                $25,006

SWEDEN                   26.99            42.58           34.58           30.80              15.98                $44,037

SWITZERLAND              33.28            31.34           25.75           22.52              14.90                $40,090

UNITED KINGDOM           22.22            40.00           24.16           17.56              11.95                $30,931
---------------------------------------------------------------------------------------------------------------------------
EAFE                     10.42            12.18            8.83           12.33               5.92                $17,782
---------------------------------------------------------------------------------------------------------------------------
EAFE EX JAPAN            18.12            29.22           19.41           17.40              11.28                $29,132
---------------------------------------------------------------------------------------------------------------------------
EUROPE                   23.71            35.58           22.51           18.04              11.78                $30,444
---------------------------------------------------------------------------------------------------------------------------
S&P 500                  29.64            40.44           29.92           20.77              14.75                $39,589

MSCI: Morgan Stanley Capital International

EAFE: Europe, Australasia and Far East.

*Assumes reinvestment of net dividends except for the Mexico (Free) and the S&P 500 Indices. Net dividends means dividends after reduction for taxes withheld at source. The Mexico (Free) and S&P 500 Indices reflect gross dividends since Mexican and U.S. companies do not withhold tax from U.S. investors. The dividend withholding rate used by MSCI is that relevant for residents of Luxembourg, and such rate is higher than the rate applicable to U.S. residents in the case of the following WEBS Index Series: Australia (30% vs. 15%), Austria (15% vs. 11%) and Germany (15% vs. 10%).

**Return calculated since 12/31/87 (inception of indices). On June 2, 1997 the Malaysia WEBS Index Series commenced using the MSCI Malaysia (Free) Index as its benchmark index.

Past performance is no guarantee of future results, nor do index results represent any past or expected future performance of WEBS. IT IS NOT POSSIBLE TO INVEST IN AN INDEX. Indices are unmanaged, and do not bear expenses, unlike WEBS. Foreign markets may be volatile and performance is subject to market fluctuations, political risks and currency risks.

Funds Distributor Inc., Distributor.                 For more information on WEBS, including a prospectus which details charges and expenses, please call 800-810-WEBS.
------------------------------------------------------------------------------------------------------------------------------------
Source: Morgan Stanley Capital International and                             Please read the prospectus carefully before you invest.
        Standard and Poor's Corporation                                                                                        10/97

[ WEBS LOGO ]
World
Equity
Benchmark
Shares


ANNUAL MARKET PERFORMANCE AND RANKING FOR 17 MSCI INDICES AND S&P 500-periods ending 12/31 In US Dollars - (Reinvestment of Net Dividends, except for Mexico
(Free) and S&P 500.)

              1996                          1995                          1994                          1993
RANKING
    -------------------------     -------------------------     -------------------------     -------------------------
 1. Spain              40.05%     Switzerland        44.12%     Japan              21.44%     Hong Kong         116.70%

 2. Sweden             37.21%     S&P 500            37.58%     Sweden             18.34%     Malaysia (Free)   110.00%

 3. Hong Kong          33.08%     Sweden             33.36%     Netherlands        11.70%     Singapore (Free)   73.41%

 4. Canada             28.54%     Spain              29.83%     Italy              11.56%     Mexico (Free)      49.35%

 5. Netherlands        27.51%     Netherlands        27.71%     Belgium             8.24%     Switzerland        45.79%

 6. United Kingdom     27.42%     Belgium            25.88%     Singapore (Free)    5.81%     Sweden             36.99%

 7. S&P 500            22.96%     Hong Kong          22.57%     Australia           5.40%     Germany            35.64%

 8. France             21.20%     United Kingdom     21.27%     Germany             4.66%     Netherlands        35.28%

 9. Malaysia (Free)    19.60%     Canada             18.31%     Switzerland         3.54%     Australia          35.17%

10. Mexico (Free)      18.70%     Germany            16.41%     S&P 500             1.32%     Spain              29.78%

11. Australia          16.49%     France             14.12%     United Kingdom     -1.63%     Italy              28.53%

12. Germany            13.58%     Singapore (Free)   12.19%     Canada             -3.04%     Austria            28.09%

13. Italy              12.59%     Australia          11.19%     Spain              -4.80%     Japan              25.48%

14. Belgium            12.03%     Malaysia (Free)     5.16%     France             -5.18%     United Kingdom     24.44%

15. Austria             4.51%     Italy               1.05%     Austria            -6.28%     Belgium            23.51%

16. Switzerland         2.28%     Japan               0.69%     Malaysia (Free)   -19.94%     France             20.91%

17. Singapore (Free)   -8.13%     Austria            -4.72%     Hong Kong         -28.90%     Canada             17.58%

18. Japan             -15.50%     Mexico (Free)     -20.37%     Mexico (Free)     -40.55%     S&P 500            10.08%





              1992                                    1991                                 1990
RANKING
    -----------------------------        -----------------------------        ------------------------------
 1. Hong Kong              32.29%        Mexico (Free)         126.05%        Mexico (Free)           62.65%

 2. Mexico (Free)          24.98%        Hong Kong              49.52%        United Kingdom          10.29%

 3. Malaysia (Free)        17.76%        Singapore (Free)       43.61%        Hong Kong                9.17%

 4. Switzerland            17.23%        Australia              33.64%        Austria                  6.33%

 5. S&P 500                 7.62%        S&P 500                30.47%        S&P 500                 -3.10%

 6. Singapore (Free)        4.49%        France                 17.83%        Netherlands             -3.19%

 7. France                  2.81%        Netherlands            17.80%        Switzerland             -6.23%

 8. Netherlands             2.30%        United Kingdom         16.02%        Malaysia (Free)         -7.91%

 9. Belgium                -1.47%        Switzerland            15.77%        Germany                 -9.36%

10. United Kingdom         -3.65%        Spain                  15.63%        Belgium                -10.98%

11. Germany               -10.27%        Sweden                 14.42%        Canada                 -13.00%

12. Austria               -10.65%        Belgium                13.77%        France                 -13.83%

13. Australia             -10.82%        Canada                 11.08%        Spain                  -13.85%

14. Canada                -12.15%        Japan                   8.92%        Singapore (Free)       -14.59%

15. Sweden                -14.41%        Germany                 8.16%        Australia              -17.54%

16. Japan                 -21.45%        Malaysia (Free)         4.95%        Italy                  -19.19%

17. Spain                 -21.87%        Italy                  -1.82%        Sweden                 -20.99%

18. Italy                 -22.22%        Austria               -12.23%        Japan                  -36.10%

MSCI: Morgan Stanley Capital International

*Assumes reinvestment of net dividends except for the Mexico (Free) and the S&P 500 Indices. Net dividends means dividends after reduction for taxes withheld at source. The Mexico (Free) and S&P 500 Indices reflect gross dividends since Mexican and U.S. companies do not withhold tax from U.S. investors. U.S. Market represented by the S&P 500 Index. The dividend withholding rate used by MSCI is that relevant for residents of Luxembourg, and such rate is higher than the rate applicable to U.S. residents in the case of the following WEBS Index
Series: Australia (30% vs. 15%), Austria (15% vs. 11%) and Germany (15% vs. 10%).

Past performance is no guarantee of future results, nor do index results represent any past or expected future performance of WEBS. IT IS NOT POSSIBLE TO INVEST IN AN INDEX. Indices are unmanaged, and do not bear expenses, unlike WEBS. Foreign markets may be volatile and performance is subject to market fluctuations, political risks and currency risks.

Annual total return in U.S. $ for each country index is based on the change for the period of 1/1 through 12/31 in the market and currency value of the individual stocks comprising each index, assuming reinvestment of any dividends. On June 2, 1997 the Malaysia WEBS Index Series commenced using the MSCI Malaysia
(Free) Index as its benchmark index.

Funds Distributor Inc., Distributor.                  For more information on WEBS, including a prospectus which details charges and expenses, please call 800-810-WEBS.
------------------------------------------------------------------------------------------------------------------------------------
Sources: Lipper Analytical Services, Morgan Stanley                          Please read the prospectus carefully before you invest.
         Capital International, and Standard and                                                                               10/97
         Poor's Corporation

[ WEBS LOGO ]

World
Equity
Benchmark
Shares

MSCI Indices vs. S&P 500 - periods ending 6/30/97
In US Dollars - (Reinvestment of Net Dividends except for Mexico (Free) and the S&P 500)*


   Ten Year Growth of $10,000       Seven Year Growth of $10,000       Five Year Growth of $10,000
       6/30/87 - 6/30/97                  6/30/90 - 6/30/97                 6/30/92 - 6/30/97
Mexico (Free)**       $164,013     Hong Kong             $ 49,852     Switzerland           $ 30,566
Hong Kong             $ 61,148     Netherlands           $ 34,613     Sweden                $ 28,096
Singapore (Free)      $ 48,026     Mexico (Free)         $ 34,040     Netherlands           $ 27,879
Sweden                $ 45,503     Switzerland           $ 32,975     S&P 500               $ 24,656
Malaysia (Free)**     $ 45,313     S&P 500               $ 30,032     Hong Kong             $ 24,594
Netherlands           $ 44,190     Sweden                $ 23,530     Spain                 $ 21,350
Switzerland           $ 44,038     United Kingdom        $ 23,510     Malaysia (Free)       $ 20,931
S&P 500               $ 39,275     Singapore (Free)      $ 23,194     Belgium               $ 19,939
Belgium               $ 32,850     Malaysia (Free)       $ 21,566     Singapore (Free)      $ 19,195
Spain                 $ 30,837     Belgium               $ 21,528     United Kingdom        $ 18,927
United Kingdom        $ 29,040     Australia             $ 20,132     Germany               $ 18,093
France                $ 27,313     Spain                 $ 20,105     Canada                $ 17,980
Germany               $ 26,750     Canada                $ 18,103     Australia             $ 17,459
Austria               $ 23,414     Germany               $ 17,740     France                $ 15,966
Australia             $ 22,861     France                $ 17,243     Japan                 $ 15,478
Canada                $ 20,842     Japan                 $ 10,314     Italy                 $ 14,837
Italy                 $ 12,107     Italy                 $ 10,214     Mexico (Free)         $ 13,014
Japan                 $ 10,862     Austria               $  7,198     Austria               $  9,900

MSCI: Morgan Stanley Capital International

*Assumes reinvestment of net dividends except for the Mexico (Free) and the S&P 500 Indices. Net dividends means dividends after reduction for taxes withheld at source. The Mexico (Free) and S&P 500 Indices reflect gross dividends since Mexican and U.S. companies do not withhold tax from U.S. investors. The dividend withholding rate used by MSCI is that relevant for residents of Luxembourg, and such rate is higher than the rate applicable to U.S. residents in the case of the following WEBS Index Series: Australia (30% vs. 15%), Austria (15% vs. 11%) and Germany (15% vs. 10%).

**Return calculated since 12/31/87 (inception of indices). On June 2, 1997 the Malaysia WEBS Index Series commenced using the MSCI Malaysia (Free) Index as its benchmark index.

Past performance is no guarantee of future results, nor do index results represent any past or expected future performance of WEBS. It is not possible to invest in an index. Indices are unmanaged and do not bear expenses, unlike WEBS. Foreign markets may be volatile and performance is subject to market fluctuations, political risks and currency risks.

Funds Distributor Inc., Distributor.

For more information on WEBS, including a prospectus which details charges and expenses, please call 800-810-WEBS.

Sources: Morgan Stanley Capital International and Standard and Poor's
Corporation.

Please read the prospectus carefully before you invest.

                                                                           07/97

[ WEBS LOGO ]

World
Equity
Benchmark
Shares

MSCI Indices and S&P 500 Total Cumulative Return -- $10,000 Investment for the ten years ended 6/30/97

In US Dollars (Reinvestment of Net Dividends except for Mexico (Free) and the S&P 500)*

[BAR GRAPH]

                                                   Average
                                                   Annual
                                                   Return         Total Cumulative Return
Mexico (Free)**                                    34.24%               $164,013
Hong Kong                                          19.85%               $ 61,148
Singapore (Free)                                   17.96%               $ 48,026
Sweden                                             16.36%               $ 45,503
Malaysia (Free)**                                  17.24%               $ 45,313
Netherlands                                        16.02%               $ 44,190
Switzerland                                        15.98%               $ 44,038
S&P 500                                            14.66%               $ 39,275
Belgium                                            12.63%               $ 32,850
Spain                                              11.92%               $ 30,837
United Kingdom                                     11.25%               $ 29,040
France                                             10.57%               $ 27,313
Germany                                            10.34%               $ 26,750
Austria                                             8.88%               $ 23,414
Australia                                           8.62%               $ 22,861
Canada                                              7.62%               $ 20,842
Italy                                               1.93%               $ 12,107
Japan                                               0.83%               $ 10,862

MSCI: Morgan Stanley Capital International

*Assumes reinvestment of net dividends except for the Mexico (Free) and the S&P 500 Indices. Net dividends means dividends after reduction for taxes withheld at source. The Mexico (Free) and S&P 500 Indices reflect gross dividends since Mexican and U.S. companies do not withhold tax from U.S. investors. The dividend withholding rate used by MSCI is that relevant for residents of Luxembourg, and such rate is higher than the rate applicable to U.S. residents in the case of the following WEBS Index Series: Australia (30% vs. 15%), Austria (15% vs. 11%) and Germany (15% vs. 10%).

**Return calculated since 12/31/87 (inception of indices). On June 2, 1997 the Malaysia WEBS Index Series commenced using the MSCI Malaysia (Free) Index as its benchmark index.

Past performance is no guarantee of future results, nor do index results represent any past or expected future performance of WEBS. It is not possible to invest in an index. Indices are unmanaged and do not bear expenses, unlike WEBS. Foreign markets may be volatile and performance is subject to market fluctuations, political risks and currency risks.

Funds Distributor Inc., Distributor.

For more information on WEBS, including a prospectus which details charges and expenses, please call 800-810-WEBS.

Sources: Morgan Stanley Capital International and Standard and Poor's
Corporation.

Please read the prospectus carefully before you invest.

                                                                           07/97